TRANSAMERICA PARTNERS VARIABLE FUNDS TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS Prospectus May 1,2010 Balanced Calvert Core Bond High Quality Bond High Yield Bond Inflation-Protected Securities International Equity Large Core Large Growth Large Value Money Market Small Core Intermediate/Long Horizon Intermediate Horizon Short Horizon

Notice of privacy policy.
At Transamerica Funds, protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.
What Information We Collect and From Whom We Collect It
We may collect nonpublic personal information about you from the following sources:
•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.
What Information We Disclose and To Whom We Disclose It
We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.
Our Security Procedures
We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.
If you have any questions about our privacy policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.
Note: This privacy policy applies only to customers that have a direct relationship with us or our wholly-owned subsidiaries. If you own shares of a Transamerica Fund in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.
Not part of the prospectus

Prospectus

TRANSAMERICA PARTNERS VARIABLE FUNDS
TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

GROUP VARIABLE ANNUITY CONTRACTS
Sections 401(a), 401(k), 403(b), 408(IRA), 457 and NQDC

Issued By

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
(“TFLIC”)
440 Mamaroneck Avenue, Harrison, New York 10528; (800) 755-5801

This prospectus describes group variable annuity contracts (called Contracts) that are designed and offered as funding vehicles for retirement plans maintained by state educational organizations, certain tax-exempt organizations, IRA contractholders, and taxed organizations in the case of the Section 401(a) and/or Section 401(k) contracts and corporate nonqualified deferred compensation contracts.

Participants may allocate amounts contributed and remitted to TFLIC on their behalf under the Contracts (called purchase payments) to one of two segregated investment accounts of TFLIC: the Transamerica Partners Variable Funds and the Transamerica Asset Allocation Variable Funds.

Participants may allocate purchase payments directed to the Transamerica Partners Variable Funds Account to subaccounts that invest in corresponding underlying mutual funds. Currently, twelve subaccounts are available: Money Market Subaccount, High Quality Bond Subaccount, Inflation-Protected Securities Subaccount, Core Bond Subaccount, High Yield Bond Subaccount, Balanced Subaccount, Large Value Subaccount, Large Core Subaccount, Large Growth Subaccount, Small Core Subaccount, International Equity Subaccount and Calvert Subaccount. Each Subaccount, other than the Calvert Subaccount, invests in a corresponding mutual fund that is a series of Transamerica Partners Portfolios. The Calvert Subaccount invests only in the Calvert VP SRI Balanced Portfolio, a series of Calvert Variable Series, Inc.

Participants may allocate purchase payments directed to the Transamerica Asset Allocation Variable Funds Account to subaccounts that invest in combinations of subaccounts of the Transamerica Partners Variable Funds Account. Currently, three subaccounts are available: Transamerica Asset Allocation — Short Horizon Subaccount, the Transamerica Asset Allocation — Intermediate Horizon Subaccount, and the Transamerica Asset Allocation — Intermediate/Long Horizon Subaccount.

To learn more about the Contracts, the segregated investment accounts and their underlying investments, you can obtain a copy of the accounts’ annual and semi-annual reports or a copy of the Statement of Additional Information (“SAI”) dated the date of this prospectus. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this prospectus by reference. The SAI’s table of contents can be found on page 80 of this prospectus. You may obtain these documents from TFLIC without charge upon written request to the above address or by telephoning (800)-755-5801. You can also obtain copies of these documents from the accounts’ website at http://www.transamericafunds.com or from the Securities and Exchange Commission’s web site at http://www.sec.gov.

This prospectus sets forth the basic information that you should know before investing. Please keep this prospectus for future reference.

This prospectus does not constitute an offer to sell or a solicitation of an offer to buy the Contracts in any jurisdiction in which such may not be lawfully made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

May 1, 2010

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DEFINITIONS

As used in this Prospectus, the following terms have the meanings indicated:

Accumulation Account: an account maintained for each Participant in which is recorded the number of Units held for his/her credit.

Accumulation Period: the accumulation period for each Participant is the period during which Purchase Payments may be made on his/her behalf. It begins when the Participant begins participation under the Plan and ends as of his/her Annuity Purchase Date (see “Annuity Purchase Date” below), or earlier termination of his/her Accumulation Account.

Asset Allocation Funds Account: a segregated investment account of TFLIC which has been designated Transamerica Asset Allocation Variable Funds and to which Purchase Payments may be allocated.

Asset Allocation Funds Subaccounts: those Subaccounts of the Asset Allocation Funds Account that are made available under the Contracts.

Balanced Portfolio: Transamerica Partners Balanced Portfolio, a series of Transamerica Partners Portfolios.

Calvert Series: the Calvert VP SRI Balanced Portfolio, a series of Calvert Variable Series, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended.

Contractholder: a state educational organization or eligible tax-exempt organization employer or employer association for affiliated employers, taxed subsidiaries of tax-exempt organizations and taxed stand-alone organizations.

Contract Year: a period of 12 months measured from the date of the Contract issued to or adopted by the Contractholder, and anniversaries thereof.

Contracts: the group variable annuity contracts offered by TFLIC to Contractholders, IRA Contractholders or NQDC Contractholders as described in this Prospectus.

Core Bond Portfolio: Transamerica Partners Core Bond Portfolio, a series of Transamerica Partners Portfolios.

Fixed Annuity: an annuity with payments which remain fixed throughout the payment period and which do not reflect the investment experience of a separate account.

High Quality Bond Portfolio: Transamerica Partners High Quality Bond Portfolio, a series of Transamerica Partners Portfolios.

High Yield Bond Portfolio: Transamerica Partners High Yield Bond Portfolio, a series of Transamerica Partners Portfolios.

Inflation-Protected Securities Portfolio: Transamerica Partners Inflation-Protected Securities Portfolio, a series of Transamerica Partners Portfolios.

International Equity Portfolio: Transamerica Partners International Equity Portfolio, a series of Transamerica Partners Portfolios.

IRA Contractholder: a tax-exempt, or taxed organization or an association of members who share a common interest.

Large Core Portfolio: Transamerica Partners Large Core Portfolio, a series of Transamerica Partners Portfolios.

Large Growth Portfolio: Transamerica Partners Large Growth Portfolio, a series of Transamerica Partners Portfolios.

Large Value Portfolio: Transamerica Partners Large Value Portfolio, a series of Transamerica Partners Portfolios.

Managing Board: the Managing Board of the Transamerica Asset Allocations Funds Account.

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Money Market Portfolio: Transamerica Partners Money Market Portfolio, a series of Transamerica Partners Portfolios.

NQDC: Non-qualified deferred compensation arrangement available to taxed organizations only.

Participant: an employee participating under a Contract issued to or adopted by his/her employer or an individual participating under a Contract issued to an IRA Contractholder.

Plan: a retirement plan or program under which benefits are to be provided pursuant to a Contract described herein from amounts contributed by the Plan sponsor or by Plan participants.

Portfolios: the series of Transamerica Partners Portfolios described herein.

Purchase Payment: the amount contributed and remitted to TFLIC by an employer on behalf of a Participant.

Small Core Portfolio: Transamerica Partners Small Core Portfolio, a series of Transamerica Partners Portfolios.

TAM: Transamerica Asset Management, Inc., a registered investment adviser under the Investment Advisers Act of 1940, as amended, and an affiliate of TFLIC.

TCI: Transamerica Capital, Inc., a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and an affiliate of TFLIC.

Transamerica Partners Portfolios: an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended.

Unit: the measure by which the value of an investor’s interest in each Subaccount is determined.

Valuation Date: each day that the New York Stock Exchange is open for trading.

Valuation Period: the period between the ending of two successive Valuation Dates.

Variable Funds Account: a segregated investment account of TFLIC which has been designated Transamerica Partners Variable Funds and to which Purchase Payments may be allocated.

Variable Funds Bond Subaccounts: the High Quality Bond, Inflation-Protected Securities, Core Bond and High Yield Bond Subaccounts of the Variable Funds Account, each of which invests in a corresponding series of Transamerica Partners Portfolios.

Variable Funds Money Market Subaccount: the Money Market Subaccount of the Variable Funds Account, which invests in the Money Market Portfolio of Transamerica Partners Portfolios.

Variable Funds Stock Subaccounts: the Large Value, Large Core, Large Growth, Small Core, and International Equity Subaccounts of the Variable Funds Account, each of which invests in a corresponding series of Transamerica Partners Portfolios.

Variable Funds Subaccounts: those Subaccounts of the Variable Funds Account that are made available under the Contracts.

SYNOPSIS

Fee Tables

The following tables describe the various costs and expenses that you will pay, directly or indirectly, if you invest in the Variable Funds Account or the Asset Allocation Funds Account. Premium taxes may also be deducted.

Transamerica Partners Variable Funds

The following table shows the fees and expenses that you will pay periodically during the time that you invest in the Variable Funds Account, not including the fees and expenses of the underlying Portfolios (or the Calvert Series).

Annual Contract Fee (maximum)	$50	(1)
Annual Contract Fee (current)	None	(1)
Separate Account Annual Expenses (as a percentage of average account value)
Mortality and Expense Risk Fees (maximum)	1.25	%(2)
Mortality and Expense Risk Fees (current)	1.10	%(2)
Management Fees	None	(3)
Other Expenses	None	(3)
Total Separate Account Annual Expenses	1.10	%(3)

(1)	TFLIC reserves the right to deduct an annual contract charge from a Participant’s Accumulation Account in accordance with the provisions of the Contracts. TFLIC has no present intention to impose such a charge, but it may do so in the future.

(2)	TFLIC reserves the right to charge maximum mortality and expense risk fees of up to 1.25% upon notice.

(3)	No management fees are charged directly to the Variable Funds Subaccounts. However, your investment in each Variable Funds Subaccount will bear its pro rata share of the fees and expenses of the Portfolio or Calvert Series in which it invests. See the table below for the fees and expenses of each Portfolio. Total Separate Account Annual Fees for each Portfolio (prior to waiver and/or expense reimbursement) are equal to the Total Annual Portfolio Operating Expenses of that Portfolio (listed in the table below) plus the Mortality and Expense Risk Fees (listed above).

Transamerica Asset Allocation Variable Funds

The following table shows the fees and expenses that you will periodically pay during the time that you invest in the Asset Allocation Funds Account:

		Intermediate	Intermediate/Long
	Short Horizon	Horizon	Horizon
	Subaccount	Subaccount	Subaccount

Annual Contract Fee	None	None	None
Annual Expenses (as a percentage of average net assets)
Management Fees	0.20%	0.20%	0.20%
Mortality and Expense Risk Fees (maximum)	(1)	(1)	(1)
Mortality and Expense Risk Fees (current)	(1)	(1)	(1)
Acquired Fund Fees and Expenses(2)	1.54%	1.65%	1.72%
Total Annual Expenses	1.74%	1.85%	1.92%

(1)	TFLIC currently charges mortality and expense risk fees of 1.10% and reserves the right to charge maximum mortality and expense risk fees of up to 1.25% upon notice. These Mortality and Expense Fees are charged to the underlying Variable Funds Subaccounts and are reflected under “Acquired Fund Fees and Expenses”. Each Asset Allocation Funds Subaccount will bear, indirectly, its pro rata share of the mortality and expense risk fees charged at the Variable Funds Subaccount level.
(2)	Each Asset Allocation Funds Subaccount also bears, indirectly, its pro rata share of the expenses of the Portfolios in which it invests through the various Variable Funds Subaccounts as reflected under Acquired Fund Fees and Expenses.

Total Annual Portfolio Operating Expenses

The following table shows the minimum and maximum total operating expenses charged by the Portfolios and the Calvert Series that you may pay periodically during the time that you invest under a Contract.

	Minimum	Maximum

Expenses that are deducted from the assets of the Portfolio (or the Calvert Series), including management fees and other expenses	0.27	0.91
Expenses after taking account of certain reimbursements or waivers of expenses and fees	0.27	0.91

The following table shows the estimated fees and expenses you may pay if you invest in a Portfolio, and reflects expenses incurred by the Portfolio during its fiscal year ended December 31, 2009. Actual expenses may vary significantly. Your investment in each Variable Funds Subaccount or Asset Allocation Funds Subaccount will bear its pro rata share of the fees and expenses of the Portfolio or Calvert Series in which it invests. Details concerning the fees and expenses of the Calvert Series are contained in the prospectus for the Calvert Series.

		High	Inflation-		High
	Money	Quality	Protected	Core	Yield
	Market	Bond	Securities	Bond	Bond	Balanced
	Portfolio(1)	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio*
Management Fees	0.25	0.35	0.35	0.35	0.55	0.45

Other Expenses	0.02	0.03	0.05	0.03	0.04	0.10

Total Annual Portfolio Operating Expenses	0.27	0.38	0.40	0.38	0.59	0.55

Fee Waiver and/or Expense Reimbursement(2)	—	—	(3)	(3)	(3)	0.05

Net Expenses	0.27	0.38	0.40	0.38	0.59	0.50

	Large	Large	Large	Small	International
	Value	Core	Growth	Core	Equity	Calvert
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Series*
Management Fees	0.45	0.60	0.62	0.80	0.75	0.70

Other Expenses	0.03	0.02	0.03	0.05	0.07	0.21

Total Annual Portfolio Operating Expenses	0.48	0.62	0.65	0.85	0.82	0.91

Fee Waiver and/or Expense Reimbursement(2)	(3)	—	(3)	(3)	—	—

Net Expenses	0.48	0.62	0.65	0.85	0.82	0.91

(1)	In order to avoid a negative yield, the Portfolio’s adviser, Transamerica Asset Management, Inc., or any of its affiliates may waive fees or reimburse expenses of the Money Market Portfolio. Any such waiver or expense reimbursement would be voluntary, could be discontinued at any time, and is subject in certain circumstances to reimbursement by the Portfolio to Transamerica Asset Management or its affiliates. There is no guarantee that the Portfolio will be able to avoid a negative yield.
(2)	The investment adviser to each Portfolio has contractually agreed to reimburse certain Portfolio expenses. Each of these agreements is in effect through May 1, 2017.
(3)	Amount waived less than 0.005%.

* The Balanced Subaccount and the Calvert Series Subaccount are not available to Asset Allocation Funds Subaccounts.

Transamerica Partners Variable Funds

Examples
If you (i)surrender your Contract at the end of the applicable time period, (ii) annuitize at the end of the applicable period or (iii) do not surrender your Contract, you would pay the following expenses on a $10,000 investment. These examples assume a 5% return each year (this assumption is required by the SEC and is not a prediction of any subaccount’s future performance) and assume the maximum fees and expenses of any of the Portfolios (or the Calvert Series). These examples should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown.

The following example is based on fees after waivers and reimbursements and reflects the imposition of the 1.10% mortality and expense risk charge presently in effect.

	After	After	After	After
Subaccount	1 Year	3 Years	5 Years	10 Years

Money Market	$139	$434	$750	$1,646
High Quality Bond	$151	$468	$808	$1,768
Inflation-Protected Securities	$153	$474	$818	$1,791
Core Bond	$151	$468	$808	$1,768
High Yield Bond	$172	$533	$918	$1,998
Balanced	$163	$505	$871	$1,920
Large Value	$161	$499	$860	$1,878
Large Core	$175	$542	$933	$2,030
Large Growth	$178	$551	$949	$2,062
Small Core	$198	$612	$1,052	$2,275
International Equity	$195	$603	$1,037	$2,243
Calvert	$204	$630	$1,083	$2,338

The following example is based on fees after waivers and reimbursements and reflects the imposition of the maximum mortality and expense risk charge of 1.25% which may be imposed by TFLIC.

	After	After	After	After
Subaccount	1 Year	3 Years	5 Years	10 Years

Money Market	$155	$480	$829	$1,813
High Quality Bond	$166	$514	$887	$1,933
Inflation-Protected Securities	$168	$520	$897	$1,955
Core Bond	$166	$514	$887	$1,933
High Yield Bond	$187	$579	$995	$2,159
Balanced	$178	$551	$949	$2,082
Large Value	$176	$545	$939	$2,041
Large Core	$190	$588	$1,011	$2,190
Large Growth	$193	$597	$1,026	$2,222
Small Core	$213	$658	$1,129	$2,431
International Equity	$210	$649	$1,114	$2,400
Calvert	$219	$676	$1,159	$2,493

Transamerica Asset Allocation Funds

Examples
If you (i) surrender your Contract at the end of the applicable time period, (ii) annuitize at the end of the applicable time period or (iii) do not surrender your Contract, you would pay the following expenses on a $10,000 investment. These examples assume a 5% return each year (this assumption is required by the SEC and is not a prediction of any subaccount’s future performance). These examples should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown.

The following example reflects fees charged at the Asset Allocation Funds Account, Variable Funds Account and Portfolio levels after waivers and reimbursements and reflects the imposition of the mortality and expense risk charge of 1.10% presently in effect.

	After	After	After	After
Transamerica Asset Allocation Fund	1 Year	3 Years	5 Years	10 Years

Short Horizon	$177	$548	$944	$2,052
Intermediate Horizon	$188	$582	$1,001	$2,169
Intermediate/Long Horizon	$195	$603	$1,037	$2,243

The following example reflects fees charged at the Asset Allocation Funds Account, Variable Funds Account and Portfolio levels after waivers and reimbursements and reflects the imposition of the maximum mortality and expense risk charge of 1.25% which may be imposed by TFLIC.

	After	After	After	After
Transamerica Asset Allocation Fund	1 Year	3 Years	5 Years	10 Years

Short Horizon	$192	$594	$1,021	$2,212
Intermediate Horizon	$203	$627	$1,078	$2,327
Intermediate/Long Horizon	$210	$649	$1,114	$2,400

Financial Information

The following tables contain financial information about the Accounts and are included in the Accounts’ Annual Reports.

Condensed Financial Information
Transamerica Partners Variable Funds
Accumulation Unit Values

	Unit Value
	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000

Money Market	$21.09	$21.09	$20.82	$20.01	$19.29	$18.91	$18.84	$18.81	$18.67	$18.11
High Quality Bond	$16.84	$15.50	$15.59	$14.96	$14.49	$14.37	$14.32	$14.15	$13.47	$12.58
Inflation-Protected Securities	$23.60	$21.67	$22.39	$20.55	$20.08	$20.03	$19.94	$19.84	$18.52	$17.53
Core Bond	$36.24	$32.47	$33.44	$31.70	$30.76	$30.38	$29.35	$28.36	$26.24	$24.80
High Yield Bond	$20.68	$13.32	$18.94	$18.77	$16.95	$16.58	$15.17	$11.99	$11.87	$11.41
Balanced	$37.12	$30.43	$41.98	$41.70	$37.73	$36.13	$33.73	$28.97	$32.55	$34.75
Large Value	$40.11	$34.80	$61.71	$63.51	$53.20	$50.32	$45.06	$36.00	$42.95	$44.31
Large Core	$21.84	$17.91	$28.60	$28.32	$25.61	$24.17	$22.06	$17.96	$23.46	$30.54
Large Growth	$45.10	$33.66	$56.61	$50.99	$49.51	$46.70	$43.82	$35.00	$46.26	$58.57
Small Core	$29.54	$23.40	$37.03	$39.20	$35.46	$32.43	$29.11	$20.44	$27.32	$28.51
International Equity	$18.26	$14.57	$29.43	$26.64	$21.15	$19.23	$16.25	$12.30	$14.97	$18.60
Calvert	$26.80	$21.63	$31.85	$31.34	$29.13	$27.87	$26.03	$22.05	$25.38	$27.58

	Units Outstanding
	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000

Money Market	1,971,933	2,376,434	2,081,050	1,942,788	1,940,304	2,129,128	2,380,101	2,581,398	2,552,095	2,204,535
High Quality Bond	1,333,612	1,361,996	1,867,571	1,825,981	1,673,643	1,698,725	1,792,768	1,543,946	1,273,673	665,610
Inflation-Protected Securities	1,370,421	1,535,657	1,150,281	1,195,685	1,279,147	1,467,906	1,731,895	2,181,036	1,782,182	1,454,739
Core Bond	1,455,100	1,604,834	1,968,992	1,978,729	2,139,744	2,036,065	2,165,116	1,933,347	1,999,667	1,645,094
High Yield Bond	385,582	414,144	326,612	315,785	256,503	276,841	269,658	435,401	455,313	391,031
Balanced	1,423,108	1,609,422	1,851,943	1,998,021	2,200,757	2,451,834	2,659,711	2,746,878	3,239,258	3,544,661
Large Value	4,700,464	5,015,122	5,610,743	6,151,482	6,603,906	6,901,393	7,055,567	7,207,058	8,115,057	8,022,649
Large Core	3,508,174	3,809,873	4,496,932	4,957,141	5,405,715	5,739,439	5,922,680	5,579,094	6,231,973	6,519,122
Large Growth	3,753,316	3,070,002	3,409,227	3,834,162	4,347,218	4,783,781	5,092,408	4,727,738	5,510,385	5,838,044
Small Core	2,543,454	2,772,927	2,863,516	3,279,983	3,500,514	3,617,451	3,633,570	3,405,431	3,803,719	3,906,864
International Equity	3,732,340	4,223,027	4,219,583	4,116,402	3,820,571	3,836,891	3,737,216	3,862,561	4,240,159	3,722,351
Calvert	732,870	827,856	1,075,971	1,346,851	1,451,064	1,447,441	1,403,970	1,400,341	1,462,817	1,491,257

Condensed Financial Information
Transamerica Asset Allocation Funds
Per Accumulation Unit Income And Capital Changes

	Short Horizon Subaccount
				Year	Year	Year	Year	Year	Year	Year
				Ending	Ending	Ending	Ending	Ending	Ending	Ending
	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000

Net Investment Income (Loss)(a)	$(0.03)	$(0.03)	$(0.03)	$(0.03)	$(0.03)	$(0.03)	$(0.03)	$(0.03)	$(0.03)	$(0.02)
Net realized and unrealized gains (losses) on securities	$2.32	$(1.59)	$0.72	$0.71	$0.26	$0.57	$0.83	$0.42	$0.60	$0.77
Net increase (decrease) in accumulation unit value	$2.29	$(1.62)	$0.69	$0.68	$0.23	$0.54	$0.80	$0.39	$0.57	$0.75
Accumulation unit value at beginning of year	$14.66	$16.28	$15.59	$14.91	$14.68	$14.14	$13.34	$12.95	$12.38	$11.63
Accumulation unit value at end of year	$16.95	$14.66	$16.28	$15.59	$14.91	$14.68	$14.14	$13.34	$12.95	$12.38
Total return	15.62%	(9.95)%	4.43%	4.56%	1.57%	3.82%	6.00%	3.01%	4.60%	6.45%
Net assets, end of year	$10,112,136	$9,450,135	$11,096,901	$10,204,912	$11,574,072	$10,191,299	$10,505,127	$9,085,611	$7,013,073	$3,498,791
Expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Net investment loss to average net assets	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%
Portfolio turnover rate	28%	125%	55%	86%	46%	50%	109%	55%	68%	87%
Number of accumulation units outstanding at end of period	596,697	644,661	681,662	654,393	776,216	694,223	742,956	680,929	541,638	282,579

(a)	Calculated based upon average units outstanding.

	Intermediate Horizon Subaccount
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ending	Ending	Ending	Ending	Ending	Ending	Ending	Ending	Ending	Ending
	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000

Net Investment Income (Loss)	$(0.03)	$(0.03)	$(0.04)	$(0.03)	$(0.03)	$(0.03)	$(0.03)	$(0.03)	$(0.03)	$(0.03)
Net realized and unrealized gains (losses) on securities	$2.79	$(4.67)	$0.76	$1.36	$0.64	$1.01	$1.97	$(1.06)	$(0.46)	$(0.16)
Net increase (decrease) in accumulation unit value	$2.76	$(4.70)	$0.72	$1.33	$0.61	$0.98	$1.94	$(1.09)	$(0.49)	$(0.19)
Accumulation unit value at beginning of year	$13.46	$18.16	$17.44	$16.11	$15.50	$14.52	$12.58	$13.67	$14.16	$14.35
Accumulation unit value at end of year	$16.22	$13.46	$18.16	$17.44	$16.11	$15.50	$14.52	$12.58	$13.67	$14.16
Total return	20.51%	(25.88)%	4.13%	8.26%	3.94%	6.75%	15.42%	(7.97)%	(3.46)%	(1.32)%
Net assets, end of year	$24,294,566	$21,989,907	$32,583,363	$29,956,207	$29,281,323	$28,720,023	$25,770,371	$20,134,380	$21,693,802	$18,239,055
Expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Net investment loss to average net assets	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%
Portfolio turnover rate	34%	111%	18%	55%	29%	28%	87%	53%	92%	98%
Number of accumulation units outstanding at end of period	1,498,160	1,633,325	1,794,207	1,717,863	1,817,622	1,853,382	1,775,258	1,600,072	1,586,623	1,287,928

	Intermediate/Long Horizon Subaccount
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ending	Ending	Ending	Ending	Ending	Ending	Ending	Ending	Ending	Ending
	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000

Net Investment Income (Loss)	$(0.03)	$(0.03)	$(0.04)	$(0.03)	$(0.03)	$(0.03)	$(0.03)	$(0.03)	$(0.03)	$(0.03)
Net realized and unrealized gains (losses) on securities	$2.92	$(6.38)	$0.78	$1.72	$0.84	$1.26	$2.47	$(1.86)	$(1.03)	$(0.62)
Net increase (decrease) in accumulation unit value	$2.89	$(6.41)	$0.74	$1.69	$0.81	$1.23	$2.44	$(1.89)	$(1.06)	$(0.65)
Accumulation unit value at beginning of year	$12.89	$19.30	$18.56	$16.87	$16.06	$14.83	$12.39	$14.28	$15.34	$15.99
Accumulation unit value at end of year	$15.78	$12.89	$19.30	$18.56	$16.87	$16.06	$14.83	$12.39	$14.28	$15.34
Total return	22.42%	(33.21)%	3.99%	10.02%	5.04%	8.29%	19.69%	(13.24)%	(6.91)%	(4.07)%
Net assets, end of year	$30,477,955	$33,452,764	$52,703,674	$47,293,477	$45,441,180	$40,122,473	$34,716,992	$23,622,845	$26,797,935	$25,424,342
Expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Net investment loss to average net assets	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%
Portfolio turnover rate	54%	105%	21%	63%	25%	34%	98%	49%	44%	59%
Number of accumulation units outstanding at end of period	1,931,874	2,596,241	2,731,348	2,548,307	2,694,280	2,497,752	2,340,332	1,906,765	1,873,995	1,656,966

The Contracts

The Group Variable Annuity Contracts (the “Contracts”) described in this Prospectus are designed and offered as funding vehicles for retirement Plans maintained by state educational organizations, certain tax-exempt organizations, and IRA Contractholders and for taxed organizations in the case of the Section 401(a) and/or Section 401(k) Contracts and corporate nonqualified deferred compensation (“NQDC”) Contracts. The Section 401(k) Contract will fund the benefits for tax-qualified pension and profit-sharing plans of taxed organizations and tax-exempt organizations eligible to maintain such Plans. The Section 403(b) Contract will provide tax-deferred annuities for employees of non-governmental tax-exempt and state educational organizations. The Section 457 Contract will provide deferred compensation to employees of governmental tax-exempt organizations. The Section 401(a) Contract will fund benefits for tax-qualified pension and profit-sharing Plans of such tax-exempt organizations as well as taxed subsidiaries of these organizations and stand-alone taxed organizations; the NQDC Contracts will fund benefits for select employees of taxed organizations. The Section 408 (Individual Retirement Account (“IRA”)) Contract is a Group Variable Annuity Contract which will provide for on-going or rollover contributions from individuals who are eligible under Section 408 to make such contributions. Section references are to the Internal Revenue Code of 1986, as amended (the “Code”).

Insofar as possible, the provisions of the Contracts are identical, and the information provided in this Prospectus is generally applicable to all Contracts. However, whenever statutory or administrative considerations require significant differences among the Contracts, such differences are explained separately for each.

With respect to the Section 401(a), Section 401(k) and NQDC Contracts, the employer and/or the employee will make contributions pursuant to the terms and conditions of the underlying retirement Plan. As to the Section 403(b) and Section 457 Contracts, the employer will make Purchase Payments for each participating employee pursuant to either a salary reduction agreement or an agreement to forego a salary increase under which the employee decides the level and number of Purchase Payments to his/her Accumulation Account, except with respect to employer-sponsored Section 401(a) Plans under which the employer will make contributions pursuant to the underlying retirement Plan. In the case of the Section 408 IRA Contract, Purchase Payments will be made by the employer on behalf of and as determined by each participating employee pursuant to a salary reduction agreement or by the Participant.

The Accounts

Purchase Payments under the Contracts are allocated to one of two segregated investment accounts of Transamerica Financial Life Insurance Company, which have been designated the Transamerica Partners Variable

Funds (the “Variable Funds Account”) and the Transamerica Asset Allocation Variable Funds (the “Asset Allocation Funds Account,” and, together with the Variable Funds Account, the “Accounts”).

The Variable Funds Account

The Variable Funds Account is divided into twelve Subaccounts (the “Variable Funds Subaccounts”), eleven of which correspond to Transamerica Partners Portfolios’ Money Market, High Quality Bond, Inflation-Protected Securities, Core Bond, High Yield Bond, Balanced, Large Value, Large Core, Large Growth, Small Core, and International Equity Portfolios, respectively. The Calvert Series Subaccount invests in the Calvert Series. The assets in each Variable Funds Subaccount are invested in the corresponding series of Transamerica Partners Portfolios or the Calvert Series at their net asset value. See “Transamerica Partners Portfolios” and “Calvert Series” at page 11.

Transamerica Partners Portfolios is an open-end, diversified management investment company which has eleven series with differing investment objectives available under the Contracts. Each series of Transamerica Partners Portfolios is managed by TAM, an affiliate of TFLIC. TCI, an affiliate of TFLIC, is the principal placement agent.

The Calvert Series is a series of Calvert Variable Series, Inc. (“Calvert”), an open-end management investment company whose investment adviser is Calvert Asset Management Company, Inc. The Calvert Series is an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the investment criteria, including financial, sustainability, and social responsibility factors. A copy of the Calvert Series Summary Prospectus appears at the end of this Prospectus.

The value of a Participant’s Accumulation Account maintained in a Variable Funds Subaccount will vary based upon the investment experience of the corresponding Portfolio or Calvert Series to which Purchase Payments are allocated.

The Asset Allocation Funds Account

The Asset Allocation Funds Account is divided into three Subaccounts (the “Asset Allocation Funds Subaccounts”), the Transamerica Asset Allocation — Short Horizon Subaccount, the Transamerica Asset Allocation — Intermediate Horizon Subaccount and the Transamerica Asset Allocation — Intermediate/Long Horizon Subaccount.

TAM is the investment adviser to each Asset Allocation Funds Subaccount and seeks to achieve the investment objective of each Asset Allocation Funds Subaccount by investing in a diversified portfolio of units issued by the Variable Funds Subaccounts. There are currently ten Variable Funds Subaccounts with varying investment objectives available for investment by the Asset Allocation Funds Subaccounts; the Balanced Subaccount and the Calvert Series Subaccount are currently not available to the Asset Allocation Funds Subaccounts. See ‘Transamerica Asset Allocation Variable Funds” at page 13. As noted above, the assets in each Variable Funds Subaccount are invested in a corresponding series of Transamerica Partners Portfolios. See “Transamerica Partners Portfolios” at page 34.

The value of a Participant’s Accumulation Account maintained in an Asset Allocation Funds Subaccount will vary based upon the investment experience of the various Variable Funds Subaccounts and their corresponding Portfolios to which Purchase Payments are allocated.

Charges

TFLIC makes daily charges against the net assets of the Variable Funds Subaccounts at a maximum annual rate of 1.25%, consisting of .80% for mortality risks and .45% for administrative expense risks. The annual rate charged is 1.10% consisting of .70% for mortality risks and .40% for administrative expense risk. However, TFLIC reserves the right to charge a maximum fee of 1.25% upon notice thereof. See “Charges — Charges for Mortality and Expense Risks.”

TAM, as investment adviser to each Asset Allocation Funds Subaccount, imposes a charge against the net assets of each Asset Allocation Funds Subaccount, computed daily, at an annual rate of 0.20% for investment advisory and other services.

In addition, TFLIC reserves the right to deduct an annual contract charge not to exceed $50 from a Participant’s Accumulation Account. See “Charges — Annual Contract Charge.”

In addition to the charges set forth above, TAM, which serves as investment adviser to each Portfolio, and Calvert Asset Management Company, Inc., which serves as investment adviser to the Calvert Series, impose a charge against the net asset value of each Portfolio or the Calvert Series, as appropriate, computed daily, for investment advisory services and other expenses. See “Charges — Investment Management Fees.”

Premium taxes may be payable on annuity considerations. See “Charges — Premium Tax.”

Credit and Allocation of Purchase Payments

Each Participant must direct Purchase Payments to the Variable Funds Account or the Asset Allocation Funds Account, or a combination of the two. Each Participant must also designate Subaccounts within each Account to which Purchase Payments will be directed. Purchase Payments will be credited to the Subaccounts designated by the Participant in the form of Units. The number of Units credited will not change but the dollar value of a Unit will vary depending upon the investment experience of the underlying Portfolio or the Calvert Series, as appropriate, and, in the case of the Asset Allocation Funds Subaccounts, the investment experience of the Variable Funds Subaccounts in which the Asset Allocation Funds Subaccounts invest. See “Credit of Purchase Payments.”

Redemption

A Participant may redeem at any time prior to the time an annuity benefit takes effect and prior to his/her death all or a portion of the Units credited to his/her Accumulation Account without any charge, subject to any limitations in the underlying Plan. There are no redemption charges.

A penalty tax may be payable under the Code upon the redemption of amounts from an Accumulation Account under a Contract and other significant withdrawal restrictions may be imposed by the Code. See “Federal Income Tax Status.”

Transfers

A Participant may transfer Units back and forth between the Variable Funds Account and the Asset Allocation Funds Account. A participant also may transfer Units among the various Variable Funds Subaccounts and among the various Asset Allocation Funds Subaccounts to the extent permitted under the transfer or exchange procedures of any Portfolio in which a Variable Funds Subaccount or Asset Allocation Funds Subaccount is invested. See “Transamerica Partners Portfolios”. In any case, no transfer charges are imposed, and there is no limit to the number of transfers, subject to the limitations described in the following section. TFLIC may impose transfer charges at a later date. Transfers may be made in writing or by telephone by calling (800) 755-5801. TFLIC reserves the right to discontinue allowing telephone transfers.

Frequent Allocations of Purchase Payments

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a mutual fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and may also have a negative effect on the long term participants in the segregated investment accounts that invest in the underlying mutual funds. For example, in order to handle large flows of cash into and out of the underlying mutual fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from a fund’s performance. In addition, the return received by long term participants may be reduced when allocations by other participants are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that a fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the Variable Funds and Asset Allocation Funds Accounts and their long term participants, the Adviser has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, an Account may limit additional allocations of purchase payments directed to the Accounts by Participants who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent allocations of purchase payments. For this reason, the Adviser has not adopted any specific restrictions on allocations of purchase payments, but each Account reserves the right to reject any allocation with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Adviser believes to be market timing, the Adviser will seek to block future allocations of purchase payments by that account. Where surveillance of a particular account indicates activity that the Adviser believes could be either abusive or for legitimate purposes, the Account may permit the account holder to justify the activity.

The Accounts’ policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Boards reserve the right to modify these or adopt additional policies and restrictions in the future. Participants should be aware, however, that any surveillance techniques currently employed by the Accounts or other techniques that may be adopted in the future, may not be effective. Shares of the Accounts are offered exclusively to fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account.

As noted above, if an Account is unable to detect and deter trading abuses, the Account’s performance, and its long term Participants, may be harmed. In addition, because the Accounts have not adopted any specific limitations or restrictions on allocations of purchase payments, Participants may be harmed by the extra costs and portfolio management inefficiencies that result from frequent allocations of purchase payments, even when the allocations are not for abusive purposes. The Accounts will provide advance notice to Participants and prospective Contract holders of any specific restrictions on allocations of purchase payments that the Accounts may adopt in the future. Because the Accounts apply their policies in a discretionary manner, different account holders may be treated differently, which could result in some account holders being able to engage in frequent trading while others bear the costs and effects of that trading.

Additionally, the Accounts have adopted policies and procedures to prevent the selective release of information about the underlying mutual funds’ portfolio holdings, as such information may be used for market-timing and similar abusive practices. A description of the Accounts’ policies and procedures with respect to the disclosure of portfolio securities is contained in the SAI.

Payment Options

Unless a Fixed Annuity is elected, a Participant will receive a lump sum payment at the end of the Accumulation Period. The Contracts may provide for several Fixed Annuity options: Life Annuity, Life Annuity With Period Certain, Specified Fixed Period Annuity, Contingent Annuity and Contingent Annuity With Period Certain. For NQDC, an installment payment option may also be available. See “Payment Options.”

Voting Rights

To the extent required by law, TFLIC will vote the interests in the Portfolios and the Calvert Series held in the Variable Funds Subaccounts in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders. Similarly, to the extent required by law, TFLIC will vote the interests in the Variable Funds Subaccounts held in the Asset Allocation Funds Subaccounts in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders. In each case, the

Contractholders will instruct TFLIC in accordance with the instructions received from Participants. See “Voting Rights”.

Death Benefit

If a Participant dies before the Annuity Purchase Date, subject to the terms of any underlying Plan the Accumulation Account value will be paid to his/her beneficiary in a lump sum. See “Death Benefit”.

Distribution of the Contracts

TCI will be the principal underwriter and distributor of the Contracts which will be sold by registered representatives who are also licensed insurance agents of TFLIC. The Contracts may also be sold through registered representatives of other broker-dealers authorized by TCI and applicable law who may be insurance agents licensed by an insurance company other than TFLIC. See “Distribution of the Contracts.”

TFLIC

Transamerica Financial Life Insurance Company (formerly known as AUSA Life Insurance Company, Inc.) is a stock life insurance company which was organized under the laws of the State of New York on October 3, 1947. TFLIC is an indirect, wholly-owned subsidiary of AEGON USA, LLC (“AEGON”), a financial services holding company whose primary emphasis is life insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group. TFLIC’s principal place of business is 440 Mamaroneck Avenue, Harrison, NY 10528; (800) 755-5801.

TRANSAMERICA PARTNERS VARIABLE FUNDS

Transamerica Partners Variable Funds (the “Variable Funds Account”) was established by TFLIC under New York Insurance Law on November 30, 1993 as a separate account. The Variable Funds Account will hold assets that are segregated from all of TFLIC’s other assets and at present are used only to support Contracts for which Purchase Payments have been allocated to the Variable Funds Account. TFLIC is the legal holder of the assets in the Variable Funds Account and will at all times maintain assets in the Variable Funds Account with a total market value at least equal to the contract liabilities for the Variable Funds Account. The obligations under the Contracts are obligations of TFLIC. Income, gains, and losses, whether or not realized, from assets allocated to the Variable Funds Account, are, in accordance with the Contracts, credited to or charged against the Variable Funds Account without regard to other income, gains, or losses of TFLIC. The assets in the Variable Funds Account may not be charged with liabilities which arise from any other business TFLIC conducts. The Variable Funds Account assets may include accumulation of the charges TFLIC makes against a Contract participating in the Variable Funds Account. From time to time, any such additional assets may be transferred in cash to TFLIC’s general account.

The Variable Funds Account is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Variable Funds Account. For state law purposes, the Variable Funds Account is treated as a part or division of TFLIC.

There are currently twelve Subaccounts within the Variable Funds Account which are available for allocation of Purchase Payments under the Contracts. The Calvert Series Subaccount invests only in the Calvert VP SRI Balanced Portfolio (the “Calvert Series”), a series of Calvert Variable Series, Inc. (“CVS”), an open-end management investment company registered with the SEC under the 1940 Act. The other Variable Funds Subaccounts invest in corresponding series (the “Portfolios”) of Transamerica Partners Portfolios, an open-end diversified management investment company registered with the SEC under the 1940 Act. Set forth below is a brief description of the Calvert Series and the Portfolios. A description of the Calvert Series, its investment objectives, policies and restrictions, its expenses, the risks attendant in investing therein and other aspects of its operations are contained in the accompanying Summary Prospectus for the Calvert Series. Descriptions of the

Portfolios, their investment objectives, policies and restrictions, their expenses, the risks attendant to investing therein and other aspects of their operations are set forth herein under “Transamerica Partners Portfolios”. Further disclosure appears in the Statement of Additional Information. Each Participant should periodically consider his/her allocation among the Variable Funds Subaccounts in light of current market conditions and the investment risks attendant to investment in the various Portfolios and the Calvert Series.

Calvert Series

The Calvert Series is a series of CVS, a Maryland corporation registered with the SEC under the 1940 Act as an open-end management investment company, whose investment adviser is Calvert Asset Management Company, Inc. The shares of CVS are currently sold only to insurance companies for allocation to their separate accounts to fund the benefits under certain variable annuity and variable life insurance policies issued by such companies. For additional risk disclosure, see the Calvert Series Summary Prospectus which follows this Prospectus. The Calvert Series Subaccount of the Variable Funds Account will purchase and redeem shares from the Calvert Series at net asset value.

The investment objective of the Calvert Series is set forth in the prospectus for the Calvert Series which appears at the end of this Prospectus. Briefly, the objective is to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the investment criteria, including financial, sustainability, and social responsibility factors. There can be no assurance that the objective of the Calvert Series will be realized.

Transamerica Partners Portfolios

Each of the other eleven Variable Funds Subaccounts invests exclusively in a corresponding Portfolio, as set forth below:

Variable Funds Subaccount	Series of Transamerica Partners Portfolios

Transamerica Partners Variable Funds Money Market Subaccount	Transamerica Partners Money Market Portfolio (the “Money Market Portfolio”)

Transamerica Partners Variable Funds High Quality Bond Subaccount	Transamerica Partners High Quality Bond Portfolio (the “High Quality Bond Portfolio”)

Transamerica Partners Variable Funds Inflation-Protected Securities Subaccount	Transamerica Partners Inflation-Protected Securities Portfolio (the “Inflation-Protected Securities Portfolio”)

Transamerica Partners Variable Funds Core Bond Subaccount	Transamerica Partners Core Bond Portfolio (the “Core Bond Portfolio”)

Transamerica Partners Variable Funds High Yield Bond Subaccount	Transamerica Partners High Yield Bond Portfolio (the “High Yield Bond Portfolio”)

Transamerica Partners Variable Funds Balanced Subaccount	Transamerica Partners Balanced Portfolio (the “Balanced Portfolio”)

Transamerica Partners Variable Funds Large Value Subaccount	Transamerica Partners Large Value Portfolio (the “Large Value Portfolio”)

Transamerica Partners Variable Funds Large Core Subaccount	Transamerica Partners Large Core Portfolio (the “Large Core Portfolio”)

Transamerica Partners Variable Funds Large Growth Subaccount	Transamerica Partners Large Growth Portfolio (the “Large Growth Portfolio”)

Variable Funds Subaccount	Series of Transamerica Partners Portfolios

Transamerica Partners Variable Funds Small Core Subaccount	Transamerica Partners Small Core Portfolio (the “Small Core Portfolio”)

Transamerica Partners Variable Funds International Equity Subaccount	Transamerica Partners International Equity Portfolio (the “International Equity Portfolio”)

Transamerica Partners Portfolios is registered with the SEC under the 1940 Act as an open-end diversified management investment company. This registration does not involve supervision by the SEC of the management or investment practices or policies of Transamerica Partners Portfolios.

TAM acts as investment adviser to each Portfolio. TAM has contracted with one or more subadvisers for certain investment advisory services for each Portfolio. The investment objectives of the Portfolios currently available under the Contracts through Variable Funds Subaccounts are described briefly below. There can be no assurance that the investment objectives of any of the Portfolios will be met.

Money Market Portfolio: To provide liquidity and as high a level of income as is consistent with the preservation of capital.

High Quality Bond Portfolio: To provide a high risk-adjusted return while focusing on the preservation of capital.

Inflation-Protected Securities Portfolio: To seek maximum real return consistent with the preservation of capital.

Core Bond Portfolio: To achieve maximum total return.

High Yield Bond Portfolio: To provide a high level of current income.

Balanced Portfolio: To provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.

Large Value Portfolio: To provide long-term capital appreciation through investment in a diversified portfolio of common stocks of large-capitalization companies; current income is a secondary goal.

Large Core Portfolio: To provide capital appreciation and current income.

Large Growth Portfolio: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with a potential for above-average growth in earnings. Current income is a secondary objective.

Small Core Portfolio: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies.

International Equity Portfolio: To provide a high level of long-term capital appreciation primarily through investment in a diversified portfolio of securities of foreign issuers.

See “Transamerica Partners Portfolios” and the Statement of Additional Information for more information on each of the Portfolios described above.

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

Transamerica Asset Allocation Variable Funds (the “Asset Allocation Funds Account”) was established by TFLIC under New York Insurance Law on April 15, 1996 as a non-diversified separate account. The Asset Allocation Funds Account will hold assets that are segregated from all of TFLIC’s other assets and at present are used only to support Contracts for which Purchase Payments have been allocated to the Asset Allocation Funds Account. TFLIC is the legal holder of the assets in the Asset Allocation Funds Account and will at all times maintain assets in the Asset Allocation Funds Account with a total market value at least equal to the contract liabilities for the Asset Allocation Funds Account. The obligations under the Contracts are obligations of TFLIC. Income, gains, and losses, whether or not realized, from assets allocated to the Asset Allocation Funds Account, are, in accordance with the Contracts, credited to or charged against the Asset Allocation Funds Account without regard to other income, gains, or losses of TFLIC. The assets in the Asset Allocation Funds Account may not be charged with liabilities which arise from any other business TFLIC conducts. The Asset Allocation Funds Account assets may include accumulation of the charges TFLIC makes against a Contract participating in the Asset Allocation Funds Account. From time to time, any such additional assets may be transferred in cash to TFLIC’s general account.

The Asset Allocation Funds Account is registered with the SEC under the 1940 Act as a management investment company, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Asset Allocation Funds Account. For state law purposes, the Asset Allocation Funds Account is treated as a part or division of TFLIC.

The investment objectives of the Asset Allocation Funds Subaccounts currently available under the Contracts are described briefly below. There can be no assurance that the investment objectives of any of the Asset Allocation Funds Subaccounts will be met. Each of the Asset Allocation Funds Subaccount’s objectives may be changed without the approval of a majority of interest holders.

Short Horizon Subaccount: To provide a high level of income and preservation of capital.

Intermediate Horizon Subaccount: To provide a high total investment return.

Intermediate/Long Horizon Subaccount: To provide long-term growth of capital and growth of income.

As a fundamental policy, each Asset Allocation Funds Subaccount offers a professionally managed asset allocation investment program by investing in a combination of the Variable Funds Subaccounts (other than the Calvert Series Subaccount) described above. These Variable Funds Subaccounts in turn invest in the Portfolios. Consistent with its investment objective, each Asset Allocation Funds Subaccount will allocate its assets among the Variable Funds Subaccounts according to TAM’s outlook for the economy, financial markets and relative market valuation of the Variable Funds Subaccounts and the underlying Portfolios. Each Asset Allocation Funds Subaccount’s share price will fluctuate with changing market conditions and the value of the Variable Funds Subaccounts in which it invests. Purchase Payments should not be allocated to the Asset Allocation Funds Subaccounts for short-term financial needs nor used to play short-term swings in the stock or bond markets. The Asset Allocation Funds Subaccounts cannot guarantee that they will achieve their objectives.

As noted above, each Variable Funds Subaccount is a subaccount of the Variable Funds Account. Each Variable Funds Subaccount available under the Asset Allocation Funds Subaccounts seeks to achieve its investment objective by investing all of its assets in a corresponding Portfolio. See “Transamerica Partners Variable Funds” above and the Statement of Additional Information for more information on the Variable Funds Subaccounts. See “Transamerica Partners Portfolios” and the Statement of Additional Information for more information on the Portfolios.

The following chart shows approximately how much of the assets of each Variable Funds Subaccount are invested in the Bond, Stock and Money Market Subaccounts. These allocations reflect TAM’s present strategy for asset allocation during normal market conditions and may be changed at any time without notice to, and without the approval of contract holders. These allocations may be unsuccessful in maximizing an Asset Allocation Fund Subaccount’s return and/or avoiding investment losses. In the short term, actual asset allocations may vary due to short term changes in cash flows caused by transfers into and out of the Asset Allocation Funds Subaccounts. TAM may allocate the assets of each Asset Allocation Funds Subaccount without limit to the Variable Funds Money Market Subaccount in attempting to respond to adverse market or other conditions or to process a large transfer into or out of an Asset Allocation Funds Subaccount. For more information on allocations to the underlying Subaccounts, see Appendix A.

	Normal Approximate Allocations
	Bond	Stock	Money Market
	Subaccounts	Subaccounts	Subaccount
Short Horizon	88%	10%	2%

Intermediate Horizon	48%	50%	2%

Intermediate/Long Horizon	28%	70%	2%

Because an Asset Allocation Funds Subaccount invests its assets in various underlying Variable Funds Subaccounts, its ability to achieve its investment objective depends largely on the performance of the underlying subaccounts in which it invests. An Asset Allocation Funds Subaccount is indirectly subject to all of the risks associated with an investment in the underlying Portfolios, as described in this prospectus. For example, the Short Horizon Subaccount invests more of its assets in the Bond Subaccounts. As a result, the Short Horizon Subaccount may be more susceptible to interest rate risk and credit risk than the Asset Allocation Funds Subaccounts investing more of their assets in the Stock Subaccounts. Similarly, the Asset Allocation Funds Subaccounts investing more of their assets in the Stock Subaccounts may be susceptible to greater price volatility under certain market conditions than the Asset Allocation Funds Subaccounts investing more of their assets in the Bond Subaccounts. There can be no assurance that the investment objective of any underlying Portfolio will be achieved.

In addition, an Asset Allocation Funds Subaccount will bear a pro rata portion of the operating expenses of the underlying Subaccounts in which it invests, and it is subject to business and regulatory developments affecting the underlying Subaccounts.

Management

Subject to such policies as the Board of Directors of TFLIC may determine and pursuant to the Investment Advisory Agreement with TFLIC with respect to the Asset Allocation Funds Subaccounts, TAM manages the assets of each Asset Allocation Funds Subaccount in accordance with the investment policies approved by the Board of Directors of TFLIC. Subject to such policies, TAM provides general investment advice to each Asset Allocation Funds Subaccount. TAM is also the investment adviser of each of the Portfolios. For its services under the Investment Advisory Agreement, TAM receives from each Asset Allocation Funds Subaccount fees accrued daily and paid monthly at an annual rate equal to 0.20% of the average daily net assets. Investment management decisions are taken by a committee of TAM’s personnel and not by a particular individual.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Christopher A. Staples, CFA, is a Senior Vice President and Chief Investment Officer at TAM. Mr. Staples is Lead Portfolio Manager of the Transamerica Asset Allocation Variable Funds. Prior to joining TAM in 2004,

Mr. Staples was an Assistant Vice President at Raymond James & Associates from 1994 to 2004, and an Analyst from 1996 to 1999.

Jonathan Oldroyd, CFA, is an Investment Analyst at TAM. Mr. Oldroyd is an Associate Portfolio Manager of the Transamerica Asset Allocation Variable Funds. Prior to joining TAM in 2007, Mr. Oldroyd was an Analyst at Russell Investments from 2005 to 2007.

The management of each Asset Allocation Funds Subaccount’s business and affairs is the responsibility of the Board of Directors of TFLIC. The Board of Directors of TFLIC has established a managing board (the “Managing Board”) and has delegated certain responsibilities for the operation of the Asset Allocation Funds Subaccounts to the Managing Board. A majority of the members of the Managing Board will be non-interested persons as defined in Section 2(a)(19) of the 1940 Act. However, the members of the Managing Board also serve in similar positions with the Portfolios. Thus, if the interests of an Asset Allocation Funds Subaccount and the Portfolios were ever to become divergent, it is possible that a conflict of interest could arise and affect how these persons fulfill their fiduciary duties to that Asset Allocation Funds Subaccount and the Portfolios. The Managing Board believes they have structured each Asset Allocation Funds Subaccount to avoid these concerns. However, it is conceivable that a situation could occur where proper action for an Asset Allocation Funds Subaccount could be adverse to the interests of a Portfolio, or vice versa. If such a possibility arises, the Trustees/Directors and Officers of the affected funds and TAM will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict.

Before approving any advisory contract, the Managing Board, including a majority of the members who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, must find that advisory fees charged under such contract are based on services provided that are in addition to, rather than duplicative of, services provided pursuant to any Portfolio advisory contract.

Investment Restrictions

The Statement of Additional Information contains a list of specific investment restrictions which govern the investment policies of the Asset Allocation Funds Subaccounts. Under its investment restrictions, each Asset Allocation Funds Subaccount may borrow money in an amount not to exceed 30% of the Subaccount’s assets. If a percentage or rating restriction (other than a restriction as to borrowing) is adhered to at the time an investment is made, a later change in percentage or rating resulting from changes in a Subaccount’s securities is not a violation of policy.

CHARGES

Following is a discussion of various charges relating to an investment in either the Variable Funds Account or the Asset Allocation Funds Account. To the extent that charges are made against the Variable Funds Subaccounts, a pro rata share of these charges will ultimately be borne by Asset Allocation Funds Subaccounts investing in the Variable Funds Subaccounts.

Charges for Mortality and Expense Risks

The maximum daily charges against the Variable Funds Subaccounts for mortality and expense risks assumed by TFLIC are computed and deducted from the value of the net assets of the Variable Funds Subaccounts. The maximum daily charge will be at the rate of 0.003425% (equivalent to an annual rate of 1.25%) of the average daily net assets of the Variable Funds Subaccounts. The daily charge will be deducted from the net asset value of each Variable Funds Subaccount on each Valuation Date. Where the previous day (or days) was not a Valuation Date, the maximum deduction on the Valuation Date will be 0.003425% multiplied by the number of days since the last Valuation Date. The sum of these charges on an annual basis will not exceed 1.25% of the average net assets invested in the Variable Funds Subaccounts. Of this charge, TFLIC estimates that 0.80% is for mortality risk and 0.45% is for expense risk. The daily charge from the Variable Funds Subaccounts, based on an annual mortality and expense risk rate of 1.10% (0.70% for mortality risks and 0.40% for administrative expense risks) is 0.0030137%.

The mortality risk is that individuals may live for a longer period of time than projected and therefore a greater amount of annuity benefits than projected will be payable. The expense risk is that expenses incurred in issuing and administering the Contract will exceed the administrative expense charge provided in the Contract. TFLIC believes that this level of charge is within the range of industry practice for comparable group variable annuity contracts.

Sales distribution expenses and any other expenses in excess of the described charges will be paid from TFLIC’s general account and not directly from any Subaccount or from the mortality and expense risk charges. However, asset charges for TFLIC’s assumption of mortality and expense risks might be a source of contribution to the surplus in TFLIC’s general account.

Annual Contract Charge

TFLIC reserves the right to deduct an annual contract charge from a Participant’s Accumulation Account to reimburse TFLIC for administrative expenses relating to the maintenance of the Contracts. TFLIC has no present intention to impose such a charge; however, TFLIC may, in the future, impose such a charge in accordance with the provisions of the Contracts. Any such annual charge will not exceed $50. TFLIC also reserves the right, if such a charge is imposed, to waive, on a temporary or permanent basis, all or part of such charge for certain classes of Contracts or for certain new classes of Contracts which may be sold in the future where circumstances exist that result in differences in TFLIC’s costs or in the services required from TFLIC. For example, waivers may be granted for Contractholders with large numbers of participants with large account balances or for Contractholders which assume certain administrative expenses which TFLIC would otherwise bear. If imposed, this charge would represent reimbursement for administrative costs expected to be incurred over the life of the Contracts. TFLIC does not anticipate any profit from this charge.

Investment Management Fees

The Variable Funds Subaccounts

Because the Variable Funds Subaccounts purchase interests in the Portfolios and the Calvert Series, the net assets of the Variable Funds Subaccounts will reflect the investment management fee and other expenses incurred by the Portfolios and the Calvert Series, as applicable.

TAM serves as the investment adviser to each Portfolio. For information with respect to the arrangements under which TAM provides such advisory services, including charges and arrangements with subadvisers, see “Management of Transamerica Partners Portfolios”.

Calvert Asset Management Company, Inc. (“CAMCO”) (4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814) is the investment adviser to the Calvert Series and provides day-to-day investment management services to the Calvert Series. It has been managing mutual funds since 1976. As of March 31, 2010, CAMCO was the investment adviser for 54 mutual fund portfolios and had approximately $14 billion in assets under management.

CAMCO uses a team approach to its management of the Calvert Series. Information about the Calvert Series’ portfolio management team, as well as the investment management fees charged by CAMCO is contained in the accompanying Summary Prospectus of the Calvert Series.

CVS has obtained an exemptive order from the Securities and Exchange Commission to permit the Calvert Series, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Series’ subadvisers without shareholder approval.

The Asset Allocation Funds Subaccounts

For its services as investment adviser to the Asset Allocation Funds Subaccounts, TAM receives fees, accrued daily and paid monthly, at an annual rate equal to 0.20% of the average daily net assets of each Asset Allocation Funds Subaccount.

Because the Asset Allocation Funds Subaccounts purchase interests in the Variable Funds Subaccounts, which, in turn, purchase interests in the Portfolios, the net assets of the Asset Allocation Funds Subaccounts will reflect the investment management fee and other expenses incurred by the Portfolios. TAM serves as the investment adviser to each Portfolio. For information with respect to the arrangements under which TAM provides such advisory services, including charges and arrangements with subadvisers, see “Management of Transamerica Partners Portfolios”.

Premium Tax

Under the laws of certain jurisdictions, premium taxes are payable on annuity considerations which can include Purchase Payments or the Accumulation Account under the Contracts. Any applicable premium taxes will generally be deducted when the Accumulation Account under a Contract is applied to purchase an annuity. Under present laws, the range of premium taxes is from 0.5% to 3.5%. Attached as Appendix C is a schedule of applicable premium taxes payable upon annuitization which are in effect as of the date of this Prospectus. The laws of the various jurisdictions relating to annuity taxes and the interpretations of such laws are subject to changes which may affect the deductions, if any, under the Contracts for such taxes.

SUMMARY OF THE CONTRACTS

Eligible Purchasers

Each form of Contract is available for purchase by organizations eligible to maintain the particular type of underlying Plan. The purchaser is responsible for determining its eligibility to maintain any particular type of underlying Plan. Governmental tax-exempt organizations may purchase a Section 457 Contract. State educational organizations and organizations that qualify for tax-exempt status under Code Section 501(c)(3), including associations thereof that qualify for tax-exempt status under Code Section 501(c)(3), are eligible purchasers of 403(b) Contracts. In addition, any organization qualifying as an IRA Contractholder may purchase or hold an IRA Contract. Any type of tax-exempt organization as well as taxed subsidiaries of tax-exempt organizations and taxed stand-alone organizations may purchase a Section 401(a) Contract but generally only non-governmental tax-exempt organizations as well as taxed organizations may purchase a Section 401(k) or an NQDC Contract.

Ownership

The organization purchasing or holding a Contract is the owner of the Contract for the benefit of the Participants. The Contract will cover all eligible Participants under a Plan. Each Participant will receive a certificate at the time his/her first annuity payment becomes payable, or earlier, if required by applicable law. The certificate summarizes the Participant’s benefits under the Contract.

Purchase Payments

The Section 401(a), Section 401(k), Section 457 and NQDC Contracts will accept employer and/or employee contributions pursuant to the terms and conditions of the underlying retirement Plan. As to the Section 403(b) Contract, the employer will make Purchase Payments in accordance with a salary reduction agreement or an agreement to forego a salary increase, except with respect to employer-sponsored Section 403(b) Plans under which the employer will make contributions pursuant to the underlying retirement Plan. In the case of the Section 408 IRA Contract, Purchase Payments will be made by the employer on behalf of and as determined by each participating employee pursuant to a salary reduction agreement or by the Participant. An Accumulation Account will be established for each Participant which will record the number of Units held in each Subaccount. Purchase Payments to the Variable Funds Account may be allocated among any of the Variable Funds Subaccounts. Similarly, Purchase Payments to the Asset Allocation Funds Account may be allocated among any of the Asset Allocation Funds Subaccounts.

All Purchase Payments credited to an Accumulation Account are vested and nonforfeitable. However, Purchase Payments made by employers, including all such payments made under a Section 401(a) Contract, which are not the result of a reduction in salary or a give up in salary agreement, under an employer-sponsored Plan may be forfeitable but are generally subject to the vesting requirements, where applicable, of the Employee Retirement Income Security Act of 1974, as amended. In general, all Purchase Payments made to NQDC and Section 457 Contracts may be forfeitable even though partially or fully vested.

Employer Sponsored Plan Requirements

Since the Contracts are intended to implement the Plans of eligible purchasing organizations and since such Plans may be sponsored by employers or associations who may have their own desires regarding certain Plan details and the manner in which the Plan is to be administered, there will be some variations in details in the Contract and Plan to reflect such desires. Reference to the provisions of the Plan in which the individual is a Participant must be made in all cases for particulars.

Rights of the Participant Under the Contract

There are no stipulated or required Purchase Payments to be made under the Contract, and there is no specified limitation on the amount of Purchase Payments that may be so made. Except for the 15 days prior to a Participant’s Annuity Purchase Date (see “Annuity Purchase Date”) during which no Purchase Payments will be accepted by TFLIC, during a Participant’s Accumulation Period Purchase Payments may be made in the amount authorized by the Participant or the terms of the underlying Plan. The Contract permits the Participant to elect his/her Annuity Purchase Date, to allocate Purchase Payments, to redeem all or a portion of the Units in his/her Accumulation Account, to designate beneficiaries, and to elect Fixed Annuity options, except that employer-sponsored Plans may affect these rights.

During a Participant’s Accumulation Period, one’s rights and those of the Contractholder or IRA Contractholder shall be as set forth in the Contract and Plan. On and after the Annuity Purchase Date, or on the Participant’s death, if earlier, all rights, as specified in the Contract and Plan, shall belong to the Participant or beneficiary as the case may be.

Rights Upon Suspension of Contract or Termination of Plan

403(b) Contract

In the event that the making or receipt of all Purchase Payments under certain 403(b) Contracts is discontinued or a Contractholder terminates its Plan or discontinues Purchase Payments for a Participant, TFLIC shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under one of the following options: (1) to be held and distributed by TFLIC in accordance with the terms of the Contract, (2) to be paid to him/her in cash, or (3) in the event of suspension of the Contract or termination of the Plan, to be transferred to an alternate funding agency (e.g., another insurance company). Certain other 403(b) Contracts require the Contractholder, not TFLIC, to give written notice thereof to Participants.

401(a) Contract/401(k) Contract and NQDC Contracts

If the Contractholder terminates its Plan or discontinues Purchase Payments, it is the Contractholder’s responsibility, and not TFLIC’s, to give written notice thereof to the affected Participants. In such cases, the Contractholder shall elect to have the entire balance held under the Contract applied under one of the following options: (1) to be held and distributed by TFLIC in accordance with the terms of the Contract; (2) to be transferred to an alternate funding agency (e.g., another insurance company); or (3) to purchase deferred, paid-up life annuity benefits for Participants.

457 and 408(IRA) Contracts

If the Contractholder or IRA Contractholder terminates its Plan or discontinues Purchase Payments for a Participant, TFLIC shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under either of the following options: (1) to be held and distributed by TFLIC in accordance with the terms of the Contract or (2) to be paid to him/her in cash, except that, under the terms of certain 457 Contracts, the Contractholder, not TFLIC, shall give notice to affected Participants.

Failure of Qualification

In the event that a Plan, Contractholder or IRA Contractholder or a Participant thereunder becomes ineligible for any previously applicable tax benefits under the Code, TFLIC upon notice thereof shall refuse during the period of such ineligibility to accept Purchase Payments with respect to that Plan or Participant. A failure of qualification under a particular Contract shall have no effect on other issued and outstanding Contracts.

Transfers

No transfers may be made between any of the Contracts; however, the following transfers are permissible with respect to each Contract.

401(a), 401(k), 403(b), 457, 408(IRA) and NQDC Contracts

A Participant may transfer all or a portion of his/her Accumulation Account in the Transamerica Partners Variable Funds or the Transamerica Asset Allocation Funds among the various Subaccounts of that Account. No transfer charges are imposed, and there is no limit to the number of transfers permitted, subject to applicable restrictions designed to prevent market timing activity. While TFLIC has no present intention to do so, TFLIC reserves the right to impose transfer charges at a later date.

Transfers from the Section 403(b), 401(a) and (k) and NQDC Group Fixed Annuity Contracts to a Participant’s Accumulation Account under the Transamerica Partners Variable Funds Contracts may be limited to the Subaccounts which invest in the Balanced Portfolio, Large Value Portfolio, Large Core Portfolio, Large Growth Portfolio, Small Core Portfolio, Calvert Series or International Equity Portfolio. Transfers from the Section 403(b), 401(a) and (k) and NQDC Group Fixed Annuity Contracts to a Participant’s Accumulation Account under the Transamerica Asset Allocation Funds Contracts may be limited to the Intermediate Horizon Subaccount or the Intermediate/Long Horizon Subaccount.

Certain other restrictions which apply to transfers from the TFLIC Section 403(b), Section 401(a), Section 401(k), NQDC and Section 408(IRA) Group Fixed Annuity Contracts to the Transamerica Partners Variable Funds Contracts or the Transamerica Asset Allocation Funds Contracts are contained in the TFLIC Section 403(b) and Section 401(a) and NQDC and 408(IRA) Group Fixed Annuity Contracts.

Transfers may be made in writing or by telephoning (914) 627-3000. Transfers are effective within 48 hours of receipt of instructions. All Participants should be aware that a transfer authorized by telephone and reasonably believed to be genuine by TFLIC may subject the Participant to risk of loss if such instruction is subsequently found not to be genuine. TFLIC will employ reasonable procedures, including requiring Participants to give certain identification information and tape recording of telephone instructions, to confirm that instructions communicated by telephone are genuine. To the extent that TFLIC fails to use reasonable procedures to verify the genuineness of telephone instructions, TFLIC may be liable for any losses due to telephone instructions that prove to be fraudulent or unauthorized.

RIGHTS RESERVED BY TFLIC

Subject to compliance with applicable laws and, when required by law, approval of the Contractholders, IRA Contractholders, NQDC Contractholders and/or Participants and any appropriate regulatory authority, TFLIC reserves the right to make the following changes:

(1)	To operate Transamerica Partners Variable Funds and the Transamerica Asset Allocation Funds in any form permitted under the 1940 Act or in any other form permitted by law;

(2)	To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;

(3)	To transfer any assets in a Subaccount to another Subaccount or to one or more separate accounts, or to TFLIC’s general account to the extent permitted by law or to add, combine or remove Subaccounts in a separate account;

(4)	To substitute, for the interests in a Portfolio or the Calvert Series held in any Variable Funds Subaccount, interests in another Portfolio or interests in another investment company or any other investment permitted by law; and

(5)	To make any necessary technical changes in the Contracts in order to conform with any of the above-described actions or as may be required or permitted by applicable laws affecting Transamerica Partners Variable Funds, Transamerica Asset Allocation Funds or the Contracts.

TFLIC will exercise its right to make any of these changes when, in TFLIC’s judgment, such change is in the best interests of Contractholders and Participants and/or such change is required under applicable law. Contractholders will be notified of any changes and Participants will be notified of any changes that result in a material change in their Contract or in the investment options thereunder.

CREDIT OF PURCHASE PAYMENTS

A Participant’s initial Purchase Payment will be credited to the Participant’s Accumulation Account to provide Units as of a Valuation Date for the Valuation Period, not later than (2) two business days after receipt of the Purchase Payment by TFLIC at 440 Mamaroneck Avenue, Harrison NY 10528, if the contract application and/or Participant’s enrollment form is complete upon receipt, or (2) two business days after an application and/or enrollment form which is incomplete upon receipt by TFLIC is made complete, provided that if such information is not made complete within five business days after receipt (i) the prospective Participant will be informed of the reasons for the delay, and (ii) the initial Purchase Payment will be returned immediately and in full, unless the prospective Participant specifically consents to TFLIC retaining the Purchase Payment until such information is made complete.

Subsequent Purchase Payments will be credited to the Participant’s Accumulation Account to provide Units as of the Valuation Date for the Valuation Period in which the Purchase Payment is received in good order by TFLIC.

Allocation of Purchase Payments

Upon receipt of a Purchase Payment, it will be credited to the Account and the Subaccount or Subaccounts thereof designated by the Participant in the form of Units. The number of Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount(s) by the Unit value of that Subaccount for the Valuation Date for the Valuation Period on which the Purchase Payment is received. The number of Units shall not be changed by any subsequent change in the value of a Unit, but the dollar allocation value of a Unit will vary in amount depending upon the investment experience of the applicable Subaccount.

Allocation instructions may be changed at any time by providing TFLIC with a correctly completed allocation form. Any change in allocations will be effective within 10 business days following receipt of the allocation form by TFLIC. If an allocation form is incorrectly completed, Purchase Payments will be credited in accordance with the most recent allocation form on record. TFLIC reserves the right to limit a Participant’s right to change allocation instructions to four times a calendar year.

Determination of Unit Value

The Variable Funds Subaccounts

The Unit value for a Variable Funds Subaccount for any Valuation Date is determined by subtracting (b) from (a) and dividing the result by (c), where

(a)	is the aggregate net asset value on the Valuation Date of all investments by the Variable Funds Subaccount in the Portfolio or the Calvert Series in which the Variable Funds Subaccount invests; and

(b)	is the mortality and expense risk charge accrued as of that Valuation Date; and

(c)	is the total number of Units held in the Variable Funds Subaccount on the Valuation Date before the purchase or redemption of any Units on that Date.

The Asset Allocation Funds Subaccounts

The Unit value for an Asset Allocation Funds Subaccount for any Valuation Date is determined by subtracting (b) from (a) and dividing the result by (c), where

(a)	is the aggregate net asset value on the Valuation Date of all investments by the Asset Allocation Funds Subaccount in the Variable Funds Subaccounts; and

(b)	is the investment advisory fee accrued as of that Valuation Date; and

(c)	is the total number of Units held in the Asset Allocation Funds Subaccount on the Valuation Date before the purchase or redemption of any Units on that Date.

TFLIC values the investment of each Asset Allocation Funds Subaccount at the respective unit values of the Variable Funds Subaccounts in which it invests. The unit values of such Variable Funds Subaccounts are, in turn, determined by the valuation practices of the underlying Portfolios. The Portfolios value the securities of the Money Market Portfolio based on the amortized cost method of valuation. Securities of other Portfolios are valued based on their current market value when market quotations are available. Where market quotations are not available or when a significant event is believed to have occurred between the time at which a market price is determined but prior to which the Portfolio’s net asset value is determined (for example, where securities are primarily traded on a foreign exchange that has closed before the Portfolio’s net asset value is calculated), assets are valued using fair value procedures approved by the Board of Trustees of the Portfolios. Debt obligations with 60 days or less remaining to maturity may be valued by the amortized cost method, which the Board of Trustees of the Portfolios has determined to constitute fair value for such securities. For more information on the valuation of portfolio securities, see “Transamerica Partners Portfolios” in the Statement of Additional Information.

DEATH BENEFIT

Under Section 403(b), Section 457, and 408(IRA) Contracts, if a Participant dies before the Annuity Purchase Date (see “Annuity Purchase Date”), the value of his/her Accumulation Account will be paid to the beneficiary in a lump sum or, if the beneficiary is under the age of 75 at the time of the Participant’s death, the beneficiary may elect to have the Accumulation Amount applied to provide a Fixed Annuity. A lump sum payment to some extent may be taxed as ordinary income to the beneficiary in the year received. A beneficiary should consider the possible tax advantages to electing an annuity. See “Section 403(b) Annuities” on page 29. Under Section 401(a) and/or Section 401(k) Contracts, however, the underlying tax-qualified Plan is generally required to provide that in the case of a married Participant, a survivorship annuity death benefit will be paid to the surviving spouse if the Participant dies prior to retirement. In each case involving Section 401(a) and/or Section 401(k) Contracts, reference must be made to the underlying Plan for particulars.

If the Participant dies before the Annuity Purchase Date, his/her entire interest must generally be distributed within five years after the date of death, or if payable to a designated beneficiary must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, within one year after the date of death. If the beneficiary is the Participant’s spouse, distributions are not required to be made until the April 1st after the end of the calendar year in which the Participant would have attained age 70 1/2; if the spouse dies before distributions begin, the rules discussed above will apply as if the spouse were the Participant (owner).

If a lump sum payment is elected, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period in which a certified copy of the death certificate evidencing the Participant’s death is received by TFLIC. If the beneficiary is under age 75 at the time of the Participant’s death and elects a Fixed Annuity, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period of the beneficiary’s Annuity Purchase Date. For Section 401(a) and/or Section 401(k) and NQDC Contracts, the underlying Plan should be consulted to determine the options available.

For NQDC Contracts, the remaining value will be paid to a designated beneficiary. If no such beneficiary is so designated or in existence, subject to the terms of any underlying Plan the remaining value will be paid in the following order: Participant’s (1) spouse, (2) children, (3) parents, (4) siblings and (5) estate.

For all Contracts except NQDC Contracts, the death benefit is guaranteed to be not less than the total amount of all contributions, less any withdrawals, made by the Participant.

REDEMPTION DURING THE ACCUMULATION PERIOD

For Section 403(b), Section 457 and Section 408(IRA) Contracts and subject to applicable federal tax law restrictions, a Participant at any time during his/her Accumulation Period and prior to his/her death may redeem all or a portion of the Units credited to the Accumulation Account. There is no redemption charge. See “Federal Income Tax Status.”

The Accumulation Account value redeemed or the Units remaining after a partial redemption will be determined on the Valuation Date for the Valuation Period in which a written request for a redemption on a form approved by TFLIC is received by TFLIC. The Accumulation Account will be reduced by the lesser of the number of Units obtained by dividing the amount of the redemption request by the Unit value for that day or the number of Units remaining in the Accumulation Account.

A full or partial redemption payment will be made within seven days after receipt of the written request. A request for a partial redemption must specify the Subaccount(s) from which the partial withdrawal is to be made. Payment may be postponed as permitted by the 1940 Act. Currently, deferment is permissible only when the New York Stock Exchange is closed or trading is restricted, when an emergency exists as a result of which disposal of interests in the Portfolios or the Calvert Series held by Variable Funds Subaccounts is not reasonably practicable or it is not reasonably practicable to determine fairly the value of these assets, or when the SEC has provided for such deferment for the protection of Participants.

A withdrawal will generally have federal income tax consequences which may include penalties. See “Federal Income Tax Status.”

With respect to Section 401(a), Section 401(k) and NQDC Contracts, the ability to withdraw funds during the Accumulation Period is generally more limited. In each instance the underlying Plan document should be consulted to determine what options, if any, are available.

PAYMENT OPTIONS

With respect to Section 403(b), Section 457 and Section 408(IRA) Contracts, unless a Fixed Annuity as described below is elected, payment to the Participant shall be made at the end of his/her Accumulation Period in a lump sum calculated in the same manner as if a total withdrawal request of one’s Accumulation Account had been received by TFLIC on his/her Annuity Purchase Date. See above for “Redemption During the Accumulation Period”. However, Section 401(a), Section 401(k) and NQDC Contracts provide the funding for the Plans and reference to the particular Plan must be made in each case for details. For example, tax-qualified Plans must generally provide by law that in the case of a married Participant who does not properly elect otherwise, retirement annuity benefits will be paid in the form of a contingent annuity with a survivorship annuity benefit for the surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living. For NQDC Contracts, the employer may also provide for installment payments without the purchase of an annuity.

Annuity Purchase Date

The Annuity Purchase Date is the first day of the month coincident with or following the receipt by TFLIC of written notice, submitted through the Participant’s employer, of the Participant’s retirement (i.e., the termination of employment with his/her employer). Subject to the terms of the Plan, a Participant may elect to retire at any time and receive annuity benefits. As a general rule, benefits must begin no later than April 1 of the calendar year following the year in which the Participant attains age 70 1/2 or, except in the case of 408(IRA) Contracts, retires at which time an election to receive an annuity or lump sum benefit must be made.

In the case of a beneficiary who elects a Fixed Annuity, the Annuity Purchase Date will be the first day of the month following receipt by TFLIC of the election of a Fixed Annuity; however, if any election is received during the last 15 days of a month, the Annuity Purchase Date will be the first day of the second month after receipt of the election.

For Section 408(IRA) Contracts, the Annuity Purchase Date is the date the annuity first begins under the terms of the IRA Contract.

Fixed Annuity

Fixed Annuity payments are not made from the Variable Funds Account or the Asset Allocation Funds Account but are made from the general account of TFLIC which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, Fixed Annuity payments and interests in the general account have not been registered under the Securities Act of 1933, as amended, (the “1933 Act”) nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. The SEC staff has not reviewed the disclosures in this Prospectus that relate to the Fixed Annuity payments and interests in the general account. Disclosures regarding Fixed Annuity payments and the general account in this Prospectus, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

A Fixed Annuity may not be elected if the initial monthly payment under the form elected would be less than $20. Fixed Annuity payments will be made monthly unless the annuitant elects to receive payments annually, semi-annually or quarterly. Any such election must be made at the same time that the annuitant elects to receive a Fixed Annuity and cannot be changed during the annuity period. Once a Fixed Annuity takes effect, it may not be redeemed, surrendered or changed to any other form of annuity.

Fixed Annuity Options

The following Fixed Annuity options may be available:

(i)	Life Annuity — Annuity payments will be made during the lifetime of the annuitant. It would be possible for the annuitant to receive no annuity payment if he/she died prior to the date of the first annuity payment.

(ii)	Life Annuity With Period Certain — Annuity payments will be made during the lifetime of the annuitant with the guarantee that if the annuitant dies before a period certain elected, the beneficiary will receive payments for the duration of the period. The period certain may be any number of years between 5 and 20 inclusive.

(iii)	Specified Fixed Period Annuity — Annuity payments will be made for a specified fixed period selected by the annuitant. If the annuitant dies during the specified fixed period, the annuity payments for the remainder of the period will be paid to the beneficiary. No annuity payments are made after the expiration of the specified fixed period even if the annuitant survives. The specified fixed period may be for any number of years between 10 and 30 years inclusive.

(iv)	Contingent Annuity — Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person (“contingent annuitant”) with payments continued during the remaining lifetime of the contingent annuitant. Annuity payments to the contingent annuitant may be made in the same amount paid while both annuitants lived or a lesser percentage of this amount. For Section 401(a) and/or Section 401(k) Contracts, in the absence of a proper election by the Participant, a contingent annuity with a survivorship annuity benefit for the surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living will be the normal form of benefit.

If the contingent annuitant dies before the first annuity payment to the annuitant, the contingent annuity election will be void and the annuitant will receive a Life Annuity. If the contingent annuitant dies after the first annuity payment to the annuitant, but before the death of the annuitant, annuity payments under the Contingent Annuity election will be made to the annuitant during his/her lifetime. If the annuitant and the contingent annuitant die before the date of the first annuity payment, no annuity payments will be made.

(v)	Contingent Annuity With Period Certain — Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person (“contingent annuitant”). Annuity payments to the contingent annuitant may be in the same amount as paid to the annuitant or a lesser percentage of that amount and will be made for a period certain of any number of years between 5 and 20 years inclusive.

The Life Annuity With Period Certain and the Specified Fixed Period Annuity may only be elected for a number of years that will not exceed an annuitant’s life expectancy. The annuity benefit option elected by the Participant will affect the level of annuity payments the Participant will receive. The longer annuity payments are projected to continue based upon actuarial possibilities, the lower annuity payments will be.

The annuity purchase rates for these Fixed Annuity benefits shall not exceed, during the initial period set forth in the Contract, the maximum rates set forth in the Contract. Thereafter, the annuity purchase rate will be the rate in effect as declared by TFLIC on the Annuity Purchase Date. The guaranteed level of Fixed Annuity payments will be determined based upon (i) a Participant’s Accumulation Account value on the Annuity Purchase Date, (ii) the applicable annuity purchase rate on the Annuity Purchase Date which will reflect the age of the Participant and (iii) the type of Fixed Annuity option elected.

Payments To A Beneficiary Following The Annuitant’s Death

If any annuity payment is payable to the beneficiary after the death of an annuitant on or after his/her Annuity Purchase Date but during a period certain, it shall be payable as each payment becomes due to the beneficiary. If the benefit is payable to more than one beneficiary, it shall be paid in equal shares to such beneficiaries, the survivors or survivor, unless the annuitant has elected otherwise. Upon the death of the last surviving beneficiary, TFLIC shall pay the commuted value of any remaining payments in a lump sum cash payment to the estate of such last surviving beneficiary in lieu of any further income payments.

The annuitant’s beneficiary may direct in writing to TFLIC that any income payable after the death of the annuitant or contingent annuitant be terminated and a single commuted value be paid to the beneficiary. The commuted values referred to above shall be based upon the value of the payments for the balance of the period certain determined as of the date TFLIC receives written notice of the beneficiary’s election to receive the commuted value on the basis of the interest rate (compounded annually) inherent in the annuity purchase rate applied to provide the annuitant’s Fixed Annuity.

VOTING RIGHTS

The Variable Funds Subaccounts

The assets held in the Variable Funds Subaccounts will be invested in the Portfolios or the Calvert Series, as applicable. TFLIC is the legal holder of the interests and shares held in a Variable Funds Subaccount and as such has the right to vote to elect the governing boards of Transamerica Partners Portfolios and Calvert, Inc., to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund, and to vote upon any other matter that may be voted upon at a shareholders’ meeting. To the extent required by law, TFLIC will vote at regular and special shareholder meetings in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders. TFLIC will furnish Contractholders, IRA Contractholders and NQDC Contractholders with the proper forms to enable them to give these instructions. The record date for any such vote shall be selected by the governing boards of Transamerica Partners Portfolios or Calvert Series.

Each Contractholder, IRA Contractholder and NQDC Contractholder will have the equivalent of one vote per $100 of the dollar value of the Accumulation Accounts in a Contract held in each Variable Funds Subaccount, with fractional votes for amounts less than $100. These votes are converted into a proportionate number of votes in beneficial interests in a Portfolio or shares of the Calvert Series. Interests held in each Variable Funds Subaccount for which no timely instructions from Contractholders, IRA Contractholders or NQDC Contractholders are received will be voted by TFLIC in the same proportion as those interests in that Subaccount for which instructions are received. Should applicable federal securities laws or regulations permit, TFLIC may elect to vote in its own right.

A Participant will have the right to instruct the Contractholder, IRA Contractholder or NQDC Contractholder with respect to interests in the Portfolio or the Calvert Series attributable to his/her portion of the Accumulation Account held in each Variable Funds Subaccount. Each Participant under the Contract shall receive a statement of the amount attributable to his/her participation in each Variable Funds Subaccount and stating his/her right to instruct the Contractholder as to how to vote such interest. TFLIC will provide voting instruction materials to the Contractholder, IRA Contractholder or NQDC Contractholder and to the Participants.

The Contractholder, IRA Contractholder and NQDC Contractholder shall provide voting instructions to TFLIC with respect to interests attributable to the Accumulation Account values held in each Variable Funds Subaccount in accordance with instructions received by Participants. For interests for which no timely instructions from Participants are received, the Contractholder, IRA Contractholder or NQDC Contractholder will instruct TFLIC to vote these interests in the same proportion as those shares for which instructions from Participants are received.

Matters on which the Contractholder, IRA Contractholder or NQDC Contractholder may give voting instructions include the following: (1) election of the governing boards of Transamerica Partners Portfolios or Calvert, Inc.; (2) ratification of the independent accountant of a Portfolio or the Calvert Series corresponding to the Contractholder’s, IRA Contractholder’s or NQDC Contractholder’s selected Subaccount(s); (3) approval of changes in the Investment Advisory Agreement for a Portfolio or the Calvert Series corresponding to the Contractholder’s, IRA Contractholder’s or NQDC Contractholder’s selected Subaccount(s) with certain exceptions; (4) any change in the fundamental investment policies of a Portfolio or the Calvert Series corresponding to the Contractholder’s, IRA Contractholder’s or NQDC Contractholder’s selected Subaccount(s); and (5) any other matter requiring a vote of the investors in Transamerica Partners Portfolios or the Calvert Series. With respect to approval of the Investment Advisory Agreements or any change in a fundamental investment policy, Contractholders, IRA Contractholders and NQDC Contractholders participating in the affected Subaccount will vote separately on the matter pursuant to the requirements of Rule 18f-2 under the 1940 Act.

Transamerica Partners Portfolios has obtained an exemptive order from the Securities and Exchange Commission to permit the Portfolios, pursuant to approval by the Board of Trustees, under certain circumstances to enter into and materially amend contracts with subadvisers without the approval of the investors of the applicable Portfolio. Investors in all of the Portfolios (including the applicable Variable Funds Subaccounts) have approved the exemptive order.

The Asset Allocation Funds Subaccounts

The assets held in the Asset Allocation Funds Subaccounts will be invested in units of the Variable Funds Subaccounts. TFLIC is the legal holder of the units in the Asset Allocation Funds Subaccounts and as such has the right to vote upon any matter that may be voted upon by holders of units. To the extent required by law, TFLIC will vote at regular and special meetings in accordance with the instructions received from

Contractholders, IRA Contractholders and NQDC Contractholders. TFLIC will furnish Contractholders, IRA Contractholders and NQDC Contractholders with the proper forms to enable them to give these instructions.

Each Contractholder, IRA Contractholder and NQDC Contractholder will have the equivalent of one vote per $100 of the dollar value of the Accumulation Accounts in a Contract held in each Asset Allocation Funds Subaccount, with fractional votes for amounts less than $100. Interests held in each Asset Allocation Funds Subaccount for which no timely instructions from Contractholders, IRA Contractholders or NQDC Contractholders are received will be voted by TFLIC in the same proportion as those interests in that Asset Allocation Funds Subaccount for which instructions are received. Should applicable federal securities laws or regulations permit, TFLIC may elect to vote in its own right.

A Participant will have the right to instruct the Contractholder, IRA Contractholder or NQDC Contractholder with respect to interests in Asset Allocation Funds Subaccounts attributable to his/her portion of the Accumulation Account. Each Participant under the Contract shall receive a statement of the amount attributable to his/her participation in each Asset Allocation Funds Subaccount and stating his/her right to instruct the Contractholder as to how to vote such interest. TFLIC will provide voting instruction materials to the Contractholder, IRA Contractholder or NQDC Contractholder and to the Participants.

The Contractholder, IRA Contractholder and NQDC Contractholder shall provide voting instructions to TFLIC with respect to interests attributable to the Accumulation Account values held in an Asset Allocation Funds Subaccount in accordance with instructions received by Participants. For interests for which no timely instructions from Participants are received, the Contractholder, IRA Contractholder or NQDC Contractholder will instruct TFLIC to vote these interests in the same proportion as those shares for which instructions from Participants are received.

Matters on which the Contractholder, IRA Contractholder or NQDC Contractholder may give voting instructions include the following: (1) approval of any change in the Investment Advisory Agreement corresponding to the Contractholder’s, IRA Contractholder’s or NQDC Contractholder’s selected Subaccount(s); (2) any change in the fundamental investment policies of the Contractholder’s, IRA Contractholder’s or NQDC Contractholder’s selected Subaccount(s); and (3) any other matter requiring a vote of the unitholders of a Subaccount. With respect to approval of the Investment Advisory Agreements or any change in a fundamental investment policy, Contractholders, IRA Contractholders and NQDC Contractholders participating in the affected Subaccount will vote separately on the matter pursuant to the requirements of Rule 18f-2 under the 1940 Act. On matters submitted for consideration by holders of units of the underlying Variable Funds Subaccounts, TFLIC will vote in proportion to the vote of all other holders of units in that underlying Variable Funds Subaccount.

General

TFLIC may, if required by state insurance officials, disregard voting instructions if those instructions would require voting to cause a change in the subclassification or investment objectives or policies of one or more of the Portfolios, the Calvert Series or the Variable Funds Subaccounts, or to approve or disapprove an investment adviser or principal underwriter for one or more of the Variable Funds Subaccounts. In addition, TFLIC may disregard voting instructions that would require changes in the investment objectives or policies of any of the Portfolios, the Calvert Series or the Variable Funds Subaccounts or in an investment adviser or principal underwriter, if TFLIC reasonably disapproves those changes in accordance with applicable federal regulations. If TFLIC disregards voting instructions, it will advise Contractholders, IRA Contractholders, NQDC Contractholders and Participants of that action and its reasons for the action in the next semiannual report to Contractholders, IRA Contractholders, NQDC Contractholders and Participants.

DISTRIBUTION OF THE CONTRACTS

TCI will act as the principal underwriter and the distributor of the Contracts. TCI or other authorized broker-dealers which enter into an agreement with TCI will perform sales, marketing and administrative functions relative to the Contracts which participate in the Variable Funds Account or the Asset Allocation Funds Account. TCI is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The principal business address of TCI is 4600 South Syracuse Street, Suite 1100, Denver, CO 80237. The Contracts are sold by individuals who are registered representatives of TCI and who are also licensed as insurance agents for TFLIC. The Contracts may also be sold through registered representatives of other broker-dealers authorized by TCI and applicable law who may be insurance agents licensed by an insurance company other than TFLIC. Commissions and other expenses directly related to the sale of the Contracts will not exceed 8 percent of Purchase Payments. Additional expense allowance may be paid for other services not directly related to the sale of the Contracts. Such services include the training of personnel and the production of promotional literature.

FEDERAL INCOME TAX STATUS

The ultimate effect of federal income taxes on Fixed Annuity payments and on the economic benefit to the Participant, annuitant, payee and beneficiary depends on the tax and employment status of the individual concerned.

The discussion which follows on the treatment of TFLIC and of the Contracts under U.S. federal income tax law is general in nature, is based upon TFLIC’s understanding of current federal income tax laws, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax law or of the current interpretations by the Internal Revenue Service. No attempt is made to consider any applicable state or other tax laws. Each Contractholder, IRA Contractholder, NQDC Contractholder and Participant contemplating investment in the Contracts should consult a qualified tax adviser.

Tax Treatment of TFLIC

TFLIC is taxed as a life insurance company under the Code.

Investment income and gains from the assets of the Variable Funds Account and each Variable Funds Subaccount are reinvested and taken into account in determining the value of the Variable Funds Account and that Variable Funds Subaccount. Under existing federal income tax law, TFLIC is generally entitled to deductions for increases in reserves; those deductions offset any taxable income generated by the Variable Funds Account.

Investment income and gains from the assets of the Asset Allocation Funds Account and each Asset Allocation Funds Subaccount are reinvested and taken into account in determining the value of the Asset Allocation Funds Account and that Asset Allocation Funds Subaccount. Under existing federal income tax law, TFLIC is generally entitled to deductions for increases in reserves; those deductions offset any taxable income generated by the Asset Allocation Funds Account.

Taxation of Transamerica Partners Portfolios

Transamerica Partners Portfolios has determined that each of its series is properly treated as a separate partnership for federal income tax purposes. Since each series is treated as a partnership, the series generally will not be subject to federal income tax. TFLIC, as an investor in a series of Transamerica Partners Portfolios, will be taxable on its share (as determined in accordance with the governing instruments of Transamerica Partners Portfolios) of such series’ ordinary income and capital gain in determining its federal income tax liability. The determination of such share will be made in accordance with the Code and regulations promulgated thereunder. See “Tax Treatment of TFLIC” above.

Section 403(b) Annuities

Purchase Payments made under a Contract meeting the requirements of Section 403(b) of the Code afford certain federal income tax benefits to employees of state educational organizations, and organizations which are tax-exempt under Section 501(c)(3) of the Code.

The employer may make contributions to the Contract or the employer may agree with the Participant that in return for employer contributions to the Contract, the Participant will take a reduction in salary or give up a salary increase. The agreement may not be changed with respect to earnings of the Participant while the agreement is in effect. The Participant can only make one agreement with his/her employer during the year, but the Participant may terminate the agreement at any time with respect to amounts not yet earned. No federal income tax is payable by the Participant on increases in the value of his/her Accumulation Account until payments are received by the Participant.

Purchase Payments meeting the requirements of Sections 402(g), Section 403(b) and Section 415 of the Code are not includable in the gross income of the Participant at the time they are made. Under Section 402(g) of the Code, Purchase Payments made under a reduction in salary or a give up in salary increase agreement (“elective deferrals”) are excluded from a Participant’s gross income to the extent of $16,500 in 2010 (this limit is currently scheduled to be adjusted annually for inflation). The Section 402(g) limit will be reduced on a dollar for dollar basis by employee pre-tax elective deferrals made by that individual under a Section 401(k) Plan, a simplified employee pension plan, or other tax deferred annuity. All Purchase Payments under a Section 403(b) Contract are subject to the requirements of Section 415 of the Code, which in general limit contributions by or on behalf of a Participant to the lesser of $49,000 (an amount subject to indexation for inflation) or 100% of the Participant’s annual compensation. Participants under a Section 403(b) Contract who have attained age 50 may be entitled to exceed the limits of Sections 402(g) and 415 by up to $5,500 in 2010 (an amount to be adjusted annually for inflation) and certain Participants with 15 or more years of service with their Plan sponsor may be eligible for an increase of up to $3,000 per year in the Section 415 limit (subject to a lifetime maximum of $15,000). The availability of the foregoing increases in limits will be subject to and may be limited by the terms of any underlying retirement Plan.

When Fixed Annuity payments commence, or if the Participant obtains a partial or full redemption of the Units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Purchase Payments originally included as gross income by the Participant will not be taxed. Full redemptions do not qualify for any special tax treatment which might otherwise be applicable to qualified plan lump sum distributions. However, a Participant may delay including certain distributions in income by making a rollover transfer, subject to requirements set by the Code, to an Individual Retirement Account (or IRA), Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover. A Participant may not rollover hardship distributions, distributions part of a series of installments or any required minimum distributions made after age 70 1/2, however.

If the Participant receives any amount under the Contract that does not qualify under one of the exceptions listed in the next sentence, the Participant must pay an additional tax of 10% of the amount of the distribution includable in gross income for the taxable year. The additional tax does not apply to distributions which are (1) made on or after the date on which the Participant attains age 59 1/2, (2) made to a beneficiary on or after the death of the Participant, (3) attributable to the Participant’s becoming permanently disabled, (4) made after separation from service in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his beneficiary, (5) made to a Participant after separation of service after attainment of age 55, (6) made to a Participant for medical care (not to exceed the amount deductible by the Participant), (7) paid to alternate payees under a qualified domestic relations order or (8) paid to the IRS pursuant to a levy to collect unpaid taxes.

Restrictions on Withdrawals of Elective Contributions. Any funds in the Participant’s account balance other than funds attributable to assets held at the close of the last year beginning before January 1, 1989 will be restricted from withdrawal except upon attainment of age 59 1/2, severance from employment, death, disability or hardship (hardship withdrawals are to be limited to the amount of the Participant’s own contributions exclusive of earnings). However, any funds in the Participant’s account balance attributable to employer contributions, if any, and the earnings thereon will not be restricted unless specifically provided for by the employer’s plan.

In tax years beginning after 1988, Section 403(b) Plans (other than church plans) will be subject to nondiscrimination and coverage requirements, as well as special rules with respect to minimum distributions.

Section 401(a) Plans

An employer maintaining a pension or profit sharing Plan which satisfies the requirements of Section 401(a) of the Code may make contributions to the Contract which are generally currently deductible by the employer and are not currently taxed to the Participants. The Code prescribes various limitations on the maximum amount which may be contributed on behalf of any Participant. Generally, annual contributions on behalf of a Participant may not exceed the Section limits, i.e. the lesser of the $49,000 (as indexed) or 100% of such Participant’s compensation. In the case of a 401(k) plan, the annual deferral limit for the Participant’s elective contributions under Section 402(g) of the Code is $16,500 in 2010 (this limit is currently scheduled to be adjusted annually for inflation). In addition, Participants may make after-tax contributions to the Contract if their Section 401(a) Plan permits subject to the Section 415 limits and Participants who have attained age 50 may be entitled to exceed the dollar limits of Sections 402(g) and 415 by up to $5,500 in 2010 (an amount currently scheduled to be adjusted annually for inflation). The availability of the foregoing increases in limits will be subject to and may be limited by the terms of the underlying Section 401(a) Plan.

When Fixed Annuity payments commence, or if the Participant obtains a partial redemption of the Units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Participant after-tax Purchase Payments will not be taxed. Full redemptions to participants born before 1936 may qualify for 10 year income averaging (using 1986 tax rates) and/or partial treatment as capital gains for amounts attributable to pre-1974 service if the payment constitutes a “lump sum distribution,” as that term is defined in the Code, and if certain conditions are met.

The rules governing rollovers of distributions from a Section 401(a) Plan are parallel to those dealing with distributions from Section 403(b) annuities. If the Participant receives a direct distribution from the plan, automatic withholding of 20% will be made on the distribution — even though it is rendered not currently taxable by the Participant’s subsequent rollover or transfer of the gross amount to an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover. Alternatively, the Participant may avoid the automatic 20% withholding by directing the plan to transfer the amount involved directly to an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover. See “Income Tax Withholding.” In addition, the 10% penalty on premature distributions from Section 403(b) annuities is also applicable to Section 401(a) Plan distributions.

Section 408 (IRA) Contracts

An individual, participating under a Contract which satisfies the requirements of Section 408 of the Code, may make contributions to the Contract. The Code prescribes various limitations on the maximum amounts which may be contributed by or on behalf of the Participant and on the deductibility of the contributions for federal income tax purposes. No federal income tax is payable by the Participant on increases in the value of his/her Accumulation Account until payments are received by the Participant.

When Fixed Annuity payments commence, or if the Participant obtains a partial redemption of the Units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received which is deemed to represent a return of Participant non-deductible Purchase Payments will not be taxed. Full or partial redemptions do not qualify for special capital gains treatment nor 10-year income averaging applicable to certain qualified plan distributions. Any full or partial redemption will not be includable in ordinary income if the Participant rolls over the distribution within 60 days to an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover.

If the Participant receives any amount under the Contract prior to attainment of age 59 1/2, the Participant must pay an additional excise tax of 10% of the amount of the distribution includable in gross income for the taxable year. The additional tax does not apply to distributions which are (1) made to a beneficiary on or after the death of the Participant, (2) attributable to the Participant’s becoming permanently disabled, (3) made in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his/her beneficiary, and (4) in amounts not exceeding certain expenses in the year distributed, including deductible medical care expenses, qualified higher education expenses, qualified first-time home buyer costs (subject to a $10,000 maximum) and health insurance premiums paid by persons after receiving at least 12 weeks of unemployment compensation insurance payments.

Minimum Distribution Requirements

If the actual distributions from an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or Section 457 Plan are less than the minimum required to be distributed commencing by April 1 in the calendar year following the year the Participant attains age 70 1/2 or, in any case other than an IRA distribution and if still employed at that age, the year in which he retires (see “Annuity Purchase Date”) the difference is considered to be an excess accumulation and the IRS may impose a 50% excise tax on this excess amount.

Section 457 Plans

Section 457 of the Code allows employees of or independent contractors who furnish services to a state or local government or other tax-exempt employer to establish a deferred compensation plan allowing the deferral of certain limited amounts of compensation. Generally, the annual deferral limit is the lesser of $16,500 in 2010 (this limit is currently scheduled to be adjusted annually for inflation) or 100% of the Participant’s includable compensation. There is a “catch-up” provision which may permit a Participant to defer a greater amount prior to retirement and Participants who have attained age 50 may be entitled to exceed the dollar limits of Sections 402(g) and 415 by up to $5,500 in 2010 (an amount currently scheduled to be adjusted annually for inflation). The availability of the foregoing increases in limits will be subject to and may be limited by the terms of the underlying Section 457 Plan. State and local government includes a state, a political subdivision of a state, any agency or instrumentality of either of them, a tax-exempt rural electric cooperative or its tax-exempt affiliates. All amounts deferred and property bought with those amounts or income earned on those amounts under Section 457 Plans of non-governmental tax-exempt employers must remain the property of the employer and are subject to the claims of its general creditors. The assets of Section 457 Plans of state and local governments must be held in trust for the “exclusive benefit” of the Participants (and their beneficiaries). Distributions from a Section 457 Plan are subject to Section 401(a)(9) of the Code in addition to the rules applicable under Section 457 of the Code and must begin no later than the April 1st of the calendar year following the year in which the participant attains age 70 1/2 or, if later, the year in which he retires. Distributions from Section 457 Plans are generally taxable as ordinary income when paid or, in the case of distributions from Section 457 Plans of non-governmental tax-exempt employers, when made available. Distributions may be directly transferred without tax to a Section 457 Plan or, if paid by the Section 457 Plan of a governmental employer, rolled over under the same rules as govern rollovers of distributions from Section 403(b) plans. Distributions from Section 457 Plans are not subject to the special 10% excise tax for early distribution unless attributable to amounts rolled into that Plan from another type of Plan (such as an employer’s Section 401(a) Plan) the distributions would be subject to the excise tax.

Non-Qualified Deferred Compensation Contracts

Taxed employers may establish a non-qualified deferred compensation arrangement funded by non-qualified deferred compensation contracts allowing the deferral of compensation. Such Plans include, but are not limited to, excess benefit plans, plans maintained by an employer primarily for a select group of management or highly compensated employees, as well as rabbi and secular trusts. Taxed employers for these non-qualified deferred compensation Plans include corporations, partnerships, S corporations and any of their affiliates or subsidiaries.

Contributions are determined on the Plan’s definition of compensation. All amounts deferred and any income earned thereon remain the property of the employer and are subject to the claims of its general creditors. In-service withdrawals from deferred compensation Plans may be permitted for reasons of hardship under certain conditions as specified in the Plans. Distributions from these Plans are permitted when the Participant terminates employment, becomes permanently disabled, retires, dies or as otherwise specified in the Plan. As a general rule, the Participant is subject to taxation upon receipt of the funds, and there is usually no tax consequences to the employer, i.e., no deduction is available, until paid out.

Income Tax Withholding

Unless the Participant or payee elects to have no withholding, the taxable portion of distributions under a Contract will be subject to income tax withholding under federal and certain state laws. TFLIC will notify recipients of taxable distributions under a Contract of their right to elect not to have withholding apply, if available.

For NQDC Contracts and Section 457 Plans of non-governmental tax-exempt employers, Form W-2 withholding by the employer may be required.

For other Contracts other than under IRAs, mandatory 20% federal income tax withholding applies unless the distributions either are:

1.	Part of a series of substantially equal periodic payments (at least annually) for the participant’s life or life expectancy, the joint lives or life expectancies of the participant and his/her beneficiary, or a period certain of not less than 10 years, or

2.	Required by the Code upon the participant’s attainment of age 70 1/2 (or retirement) or death, or

3.	Made on account of hardship.

Such withholding will apply even if the distribution is rolled over into another plan qualified to receive the same, including an IRA. The withholding can be avoided if the participant’s interest is directly transferred to that other plan. A direct transfer to the new plan can be made only in accordance with the terms of the old plan. If withholding is not avoided, the amount withheld may be subject to income tax and penalties unless an equivalent amount is rolled over.

Pursuant to Revenue Ruling 90-24, an exchange of a Section 403(b) annuity contract for another Section 403(b) annuity contract may qualify as a tax-free exchange.

PERFORMANCE DATA

From time to time the performance of one or more of the Subaccounts may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each Variable Funds Subaccount reflects the results of the corresponding Portfolio or the Calvert Series and recurring charges and deductions borne by or imposed on the Variable Funds Subaccount and on the corresponding Portfolio or the Calvert Series. The data for each Asset Allocation Funds Subaccount reflects the results of the underlying Variable Funds Subaccounts invested in and the corresponding Portfolios and recurring charges and deductions borne by or imposed on the Asset Allocation Funds Subaccount, the underlying Variable Funds Subaccounts and the corresponding Portfolios. Set forth below for each Subaccount is the manner in which the data contained in such advertisements will be calculated.

Variable Funds Money Market Subaccount

The performance data for this Subaccount will reflect “yield,” “effective yield” and “total return”. The “yield” of the Subaccount refers to the income generated by an investment in the Subaccount over the seven day period stated in the advertisement. This income is “annualized,” that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly, but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment. The total return is calculated as shown below.

Other Variable Funds Subaccounts

The performance data for these Subaccounts will reflect “yield” and “total return”. The “yield” of each of these Subaccounts refers to the income generated by an investment in that Subaccount over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the Subaccount. The value of each Subaccount is the average daily number of Units outstanding multiplied by the Unit Value on the last day of the period. The “yield” reflects deductions for all charges, expenses, and fees of both the underlying Portfolio or Calvert Series, as applicable, and the Subaccount itself. “Annualized total return” for each of these Subaccounts and the Variable Funds Money Market Subaccount refers to the return a Contractholder would receive during the period indicated if a $1,000 Purchase Payment was made the indicated number of years ago. It reflects historical investment results less charges and deductions of both the Portfolio or Calvert Series, as applicable, and the Subaccount itself, with the distribution being made in cash rather than in the form of one of the settlement options, at the close of the period for which the “annualized total return” data is given.

Asset Allocation Funds Subaccounts

The performance data for the Asset Allocation Funds Subaccounts will reflect “yield” and “total return.” The “yield” of each of the Asset Allocation Funds Subaccounts refers to the income generated by an investment in that Asset Allocation Funds Subaccount over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the Asset Allocation Funds Subaccount. The value of each Asset Allocation Funds Subaccount is the average daily number of Units outstanding multiplied by the Unit Value on the last day of the period. The “yield” reflects deductions for all charges, expenses, and fees. “Annualized total return” for each of the Asset Allocation Funds Subaccounts refers to the return a Contractholder would receive during the period indicated if a $1,000 Purchase Payment was made the indicated number of years ago. It reflects historical investment results less charges and deductions, with the distribution being made in cash rather than in the form of one of the settlement options, at the close of the period for which the “annualized total return” data is given.

Information Relating To All Subaccounts

Total return is historical in nature and is not intended to indicate future performance. Total return will be quoted for the most recent one-year period, and annualized total return will be quoted for the most recent five-and ten-year periods, or the period from the commencement of operations of the Subaccount (or its corresponding Portfolio or predecessor separate account), if shorter.

Actual total return quotations may also be advertised for other specified periods, such as calendar years and calendar quarters. Cumulative total return for periods of more than one year may also be quoted. These figures will be accompanied by the standard, annualized total return quotations.

From time to time, information may be provided concerning general economic conditions and supplying comparative performance data and rankings, with respect to comparable investments for the same period, for unmanaged market indices such as the Dow Jones Industrial Average and the Standard and Poor’s 500, and from recognized independent sources such as Money, Forbes, Barron’s, Lipper Analytical Services, Inc., Frank Russell Universe Data and Morningstar.

In addition, reference may be made in advertisements to various indices including, without limitation, the Standard & Poor’s 500 Stock Index, Barclays Capital Aggregate Index, and Russell 1000 Index, in order to provide the reader a basis of comparison for performance.

Please note that the investment results of each Subaccount will fluctuate over time.

Average Annual Total Returns

The annualized total return for the Subaccounts is shown for the periods ended December 31, 2009 indicated in the table below.

	Inception					Since
	Date(1)	1 Year	3 Years	5 Years	10 Years	Inception
Money Market(2)	Dec-78	0.01%	1.77%	2.21%	2.08%	5.50%

High Quality Bond(2)	Jul-90	8.59%	4.01%	3.21%	3.69%	4.62%

Inflation-Protected Securities(3)	Aug-90	8.87%	4.71%	3.33%	3.85%	4.89%

Core Bond(2)	Jan-78	11.61%	4.57%	3.59%	4.77%	6.86%

High Yield Bond	Sep-95	55.29%	3.28%	4.52%	5.59%	5.75%

Balanced(2)	Dec-92	21.98%	−3.81%	0.54%	0.33%	5.53%

Large Value(2)	Jan-78	15.23%	−14.21%	−4.44%	−0.19%	9.18%

Large Core(2)	Jan-86	21.96%	−8.30%	−2.01%	−5.24%	7.13%

Large Growth(2)	Mar-93	34.00%	−4.01%	−0.70%	−4.38%	5.10%

Growth	May-96

Small Core(2)	Jan-86	26.23%	−9.00%	−1.85%	−0.17%	9.00%

International Equity(2)	Dec-92	25.33%	−11.84%	−1.03%	−2.33%	5.98%

Calvert Series	Sep-86	23.94%	−5.08%	−0.78%	−0.81%	5.85%

Short Horizon	Jan-97	15.61%	2.81%	2.91%	3.84%	4.14%

Intermediate Horizon	Jan-97	20.45%	−2.39%	0.91%	1.23%	3.79%

Intermediate/Long Horizon	Jan-97	22.44%	−5.27%	−0.36%	−0.13%	3.57%

(1)	Inception date refers to the commencement of operations of each Subaccount except that where indicated by footnote 2, inception date refers to commencement of operations of a predecessor separate account.

(2)	Each of the corresponding Pooled Separate Accounts of MONY set forth below contributed all of its assets to, and thereby established, the Portfolios in which the corresponding Variable Funds Subaccounts invest their assets:

MONY Pooled
Series	Separate Account
Money Market	Pooled Account No. 4
High Quality Bond	Pooled Account No. 15
Core Bond	Pooled Account No. 5
Balanced	Pooled Account No. 14
Large Value	Pooled Account No. 6
Large Growth	Pooled Account No. 1
Large Core	Pooled Account No. 10a
Small Core	Pooled Account No. 10b
International Equity	Pooled Account No. 12

Total returns calculated for any period for each of the Money Market, High Quality Bond, Core Bond, Balanced, Large Value, Large Core, Large Growth, Small Core and International Equity Subaccounts reflect the performance of the corresponding Pooled Separate Account for any period prior to its establishment and the performance of the corresponding Portfolio thereafter. Such total returns calculated for each of the Subaccounts reflect the performance of the corresponding Pooled Separate Account only from the date that such corresponding Pooled Separate Account adopted investment objectives, policies and practices substantially similar to those of the corresponding Portfolio invested in by the Subaccount. Total return percentages for the Subaccounts and the Portfolios reflect the historical rates of return for the applicable period. Total return percentages for the corresponding Pooled Separate Accounts reflect historical rates of return after giving effect to a one-time adjustment to reflect charges, expenses and fees in effect at the time the Portfolios commenced operations. The corresponding Pooled Separate Accounts were not registered under the Investment Company

Act of 1940 and, therefore, were not subject to certain investment restrictions imposed by the Act. If the corresponding Pooled Separate Accounts had been registered under the Act, investment performance might have been adversely affected.

(3)	Prior to May 1, 2007, the Inflation-Protected Securities Portfolio (the underlying Portfolio in which the Inflation-Protected Securities Subaccount invests) had a different investment objective and strategy and was named Intermediate Government Bond Portfolio. The Subaccount performance prior to May 1, 2007 does not necessarily represent results that would have been obtained had the current investment objective and strategy for the Portfolio been in effect for all periods.

The table above assumes that a $1,000 payment was made to each Subaccount at the beginning of the period shown, that no further payments were made, that any distribution from the corresponding series (or its predecessor investment vehicle) were reinvested, and that a Contractholder surrendered the Contract for cash, rather than electing commencement of annuity benefits in the form of one of the Settlement Options available, at the end of the period shown. The average annual total return percentages shown in the table reflect the annualized historical rates of return and deductions for all charges, expenses, and fees which would be imposed on the payment assumed by both the corresponding Portfolio or Calvert Series, as applicable, and the corresponding Subaccount.

TRANSAMERICA PARTNERS PORTFOLIOS

The Variable Funds Subaccounts other than the Calvert Series Subaccount invest exclusively in corresponding series of Transamerica Partners Portfolios. The Asset Allocation Funds Subaccounts invest exclusively in Variable Funds Subaccounts. Transamerica Partners Portfolios is a trust organized on September 1, 1993 under the laws of the State of New York and is registered under the 1940 Act as an open-end, diversified management investment company.

Each of the Variable Funds Subaccounts seeks its investment objective by investing all of its assets in a corresponding Portfolio. The investment objective of each Portfolio may be changed without the approval of investors in that Portfolio, but not without written notice thereof to its investors (including the applicable Subaccount) 30 days prior to implementing the change. TFLIC may withdraw the investment of a Subaccount from its Portfolio on any Portfolio Business Day (see page 79). Upon any such withdrawal, TFLIC would consider what action might be taken, including investment of the assets of the Subaccount in another pooled investment entity having the same investment objective.

Transamerica Partners Balanced Portfolio

Investment Objective: Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs affect the Portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 167% of the average value of the Portfolio.

Principal Investment Strategies: The Portfolio normally invests in a mix of equity and debt securities of predominantly U.S. issuers. The Portfolio may also invest in foreign securities including securities of issuers located in emerging markets. The Portfolio’s equity securities include, but are not limited to, common and preferred stocks (and their equivalents such as American Depositary Receipts). The Portfolio’s debt securities include, but are not limited to, corporate bonds, notes and commercial paper, U.S. government obligations, bank obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities and mortgage-backed securities without government guarantees.

The Portfolio varies the percentage of assets invested in any one type of security in accordance with its advisers’ interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. Generally, the Portfolio invests approximately 60% of its assets in equity securities and 40% of its assets in fixed income and money market securities (investing at least 25% of its assets in fixed-income senior securities, including debt securities and preferred stocks).

The Portfolio may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, swaps, and forward currency contracts. These investment strategies may be employed to attempt to alter investment characteristics of the Portfolio’s portfolio.

The Portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the Portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Effective on or about July 9, 2010, the Portfolio’s sub-advisers will change to J.P. Morgan Investment Management, Inc. and BlackRock Financial Management, Inc. and the Portfolio’s principal investment strategies will be as follows:

The Portfolio varies the percentage of assets invested in any one type of security in accordance with its advisers’ interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. Generally, the Portfolio invests approximately 60% of its assets in equity securities and 40% of its assets in fixed income and money market securities (investing at least 25% of its assets in fixed-income senior securities, including debt securities and preferred stocks).

Equity Component — The equity component of the Portfolio is normally invested primarily in equity securities of large- and medium-capitalization U.S. companies, but may invest in foreign companies included in the S&P 500 Index. Industry by industry, the Portfolio’s weightings are generally similar to those of the S&P 500 Index. The Portfolio’s sub-adviser normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500 Index. Within each industry, the Portfolio’s sub-adviser modestly may overweight stocks that it views as undervalued or fairly valued while modestly underweighting or not holding stocks that it views as overvalued.

Fixed Income Component — The fixed income component of the Portfolio is normally invested primarily in investment grade debt securities and U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities and mortgage-backed securities without government guarantees. Its dollar-weighted average effective maturity generally is between five and fifteen years (and does not exceed thirty years). The Portfolio may also invest in U.S. Treasury and agency securities, municipal bonds, corporate bonds, asset-backed securities (including collateralized loan obligations, collateralized bond obligations and collateralized debt obligations), high quality, short-term obligations and repurchase agreements, and in securities of foreign issuers. The Portfolio may invest in securities that are denominated in U.S. dollars and in foreign currencies. Up to 20% of the fixed income component may be invested in any or all of non-dollar securities, high yield debt securities and emerging market securities.

The Portfolio may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, swaps, and forward currency contracts. These investment strategies may be employed to attempt to alter investment characteristics of the Portfolio’s portfolio.

The Portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the Portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the Portfolio. You may lose money if you invest in the Portfolio.

•	Active Trading — Certain funds are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

•	Cash Management and Defensive Investing — Money market instruments or short-term debt securities held by the Portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the Portfolio holds cash uninvested, the Portfolio will not earn income on the cash and the Portfolio’s yield will go down. If a significant amount of the Portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the Portfolio to achieve its objective.

•	Credit — If an issuer or guarantor of a security held by the Portfolio or a counterparty to a financial contract with the Portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

•	Currency — When the Portfolio invests in securities denominated in foreign currencies, the Portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•	Derivatives — Using derivatives can increase Portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Using derivatives also can have a leveraging effect and increase Portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. The Portfolio’s investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

•	Emerging Markets — Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

•	Fixed-Income Securities — The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•	Foreign Securities — Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•	Increase in Expenses — Your actual costs of investing in the Portfolio may be higher than the expenses shown for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

•	Liquidity — Some securities held by the Portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Portfolio may be forced to sell at a loss.

•	Market — The market prices of the Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The Portfolio may experience a substantial or complete loss on any individual security.

•	Mortgage-Related Securities — Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

•	Portfolio Selection — The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

•	Preferred Stock — Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

•	Stocks — Stocks may be volatile — their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

•	Valuation — The sales price the Portfolio could receive for any particular portfolio investment may differ from the Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Effective on or about July 9, 2010, the Portfolio will be subject to the following additional principal risks:

•	Asset-Backed Securities — Asset-backed securities represent participation in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay and unpaid principal or interest. The value of asset-backed securities may be affected by changes in credit quality or value of the assets that support the securities.

•	Growth Stocks — Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

•	High-Yield Debt Securities — High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

•	Inflation-Protected Securities — Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.

•	Loans — Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the Portfolio could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. The Portfolio’s investments in loans are also subject to prepayment or call risk.

•	Medium-Sized Companies — Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies generally are subject to more volatility in price than larger company securities.

•	Repurchase Agreements — If the other party to a repurchase agreement defaults on its obligation, the Portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the Portfolio could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Portfolio’s ability to dispose of the underlying securities may be restricted.

•	Securities Lending — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Portfolio may lose money and there may be a delay in recovering the loaned securities. The Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

•	U.S. Government Agency Obligations — Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.

•	Value Investing — The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	Goldman Sachs Asset Management, L.P.

Portfolio Managers:

Andrew Alford, Portfolio Manager since 2005

Katinka Domotorffy, Portfolio Manager since 2009

William Fallon, Portfolio Manager since 2010

Sub-Advisers:

Western Asset Management Company

Western Asset Management Company Limited

Portfolio Managers:

Michael C. Buchanan, Portfolio Manager since 2005

Carl L. Eichstaedt, Portfolio Manager since 2005

Keith J. Gardner, Portfolio Manager since 2005

S. Kenneth Leech, Portfolio Manager since 2005

Mark S. Lindbloom, Portfolio Manager since 2005

Edward J. Moody, Portfolio Manager since 2005

Stephen A. Walsh, Portfolio Manager since 2005

Effective on or about July 9, 2010, the Portfolio’s sub-advisers and portfolio managers will be as follows:

Sub-Advisers:

J.P. Morgan Investment Management, Inc.

Portfolio Managers:

Scott Blasdell, Portfolio Manager since 2010

Terance Chen, Portfolio Manager since 2010

Raffaele Zingone, Portfolio Manager since 2010

Sub-Advisers:

BlackRock Financial Management, Inc.

Portfolio Managers:

Curtis Arledge, Portfolio Manager since 2010

Matthew Marra, Portfolio Manager since 2010

Transamerica Partners Core Bond Portfolio

Investment Objective: Seeks to achieve maximum total return.

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs affect the Portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 1,014% of the average value of the Portfolio.

Principal Investment Strategies: The Portfolio normally invests primarily in investment grade debt securities and U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities and mortgage-backed securities without government guarantees. Under normal circumstances, the Portfolio invests at least 80% of its net assets in bonds and related investments.

The Portfolio may also invest in U.S. Treasury and agency securities, municipal bonds, corporate bonds, asset-backed securities (including collateralized loan obligations (“CLO”s), collateralized bond obligations (“CBO”s) and collateralized debt obligations (“CDO”s)), high quality, short-term obligations and repurchase agreements, and in securities of foreign issuers. The Portfolio may invest in securities that are denominated in U.S. dollars and in foreign currencies. The Portfolio may invest up to 20% of its net assets in any or all of non-dollar securities, high yield debt securities and emerging market securities.

Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the Portfolio’s advisers. Under normal circumstances, the Portfolio invests at least 65% of its net assets in investment grade securities.

The Portfolio’s dollar-weighted average effective maturity generally is between five and fifteen years (and does not exceed thirty years), under normal circumstances. While longer-term securities tend to have higher yields than short-term securities, they are subject to greater price fluctuations as a result of interest rate changes and other factors.

The portfolio managers use both “top down” and “bottom up” analysis to determine sector, security and duration positions for the Portfolio. These three factors are jointly determined and are interdependent. The overall position in the corporate sector, for example, is established in conjunction with assessments of relative value for specific corporate securities. Extensive bottom up analysis using a variety of valuation tools is conducted for sector allocation and security selection. Duration policy is primarily a result of sector allocations and expected long-term interest rate trends (rather than short-term interest rate forecasting). Yield curve positioning is also a key aspect of duration management. Security sales decisions are driven by the same criteria as purchase decisions.

The Portfolio may use derivatives such as options, futures, swaps and forward currency contracts. The Portfolio generally uses derivatives to attempt to alter investment characteristics of the Portfolio’s portfolio, but they also may be used to generate income.

The Portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the Portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the Portfolio. You may lose money if you invest in this Portfolio.

•	Active Trading — Certain funds are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

•	Asset-Backed Securities — Asset-backed securities represent participation in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay and unpaid principal or interest. The value of asset-backed securities may be affected by changes in credit quality or value of the assets that support the securities.

•	Cash Management and Defensive Investing — Money market instruments or short-term debt securities held by the Portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the Portfolio holds cash uninvested, the Portfolio will not earn income on the cash and the Portfolio’s yield will go down. If a significant amount of the Portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the Portfolio to achieve its objective.

•	Credit — If an issuer or guarantor of a security held by the Portfolio or a counterparty to a financial contract with the Portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

•	Currency — When the Portfolio invests in securities denominated in foreign currencies, the Portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•	Derivatives — Using derivatives can increase Portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Using derivatives also can have a leveraging effect and increase Portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. The Portfolio’s investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

•	Emerging Markets — Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

•	Fixed-Income Securities — The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•	Foreign Securities — Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•	High-Yield Debt Securities — High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

•	Increase in Expenses — Your actual costs of investing in the Portfolio may be higher than the expenses shown for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

•	Inflation-Protected Securities — Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.

•	Liquidity — Some securities held by the Portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Portfolio may be forced to sell at a loss.

•	Loans — Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the Portfolio could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. The Portfolio’s investments in loans are also subject to prepayment or call risk.

•	Market — The market prices of the Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The Portfolio may experience a substantial or complete loss on any individual security.

•	Mortgage-Related Securities — Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

•	Portfolio Selection — The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

•	Securities Lending — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Portfolio may lose money and there may be a delay in recovering the loaned securities. The Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

•	Valuation — The sales price the Portfolio could receive for any particular portfolio investment may differ from the Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	BlackRock Financial Management, Inc.

Portfolio Managers:

Curtis Arledge, Portfolio Manager since 2008

Matthew Marra, Portfolio Manager since 2007

Transamerica Partners High Quality Bond Portfolio

Investment Objective: Seeks to provide a high risk-adjusted return while focusing on the preservation of capital.

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs affect the Portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 104% of the average value of the Portfolio.

Principal Investment Strategies: The Portfolio normally invests primarily in high quality debt securities with short and intermediate maturities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, U.S. Treasury and government agency obligations, securities of foreign issuers (such as Yankee bonds) and repurchase agreements. Under normal circumstances, the Portfolio invests at least 80% of its net assets in high quality bonds and related investments.

The dollar-weighted average effective maturity of the Portfolio generally does not exceed three years under normal circumstances. Individual securities held by the Portfolio may have longer maturities. Short-term debt securities generally fluctuate less in price, and have lower yields, than longer-term securities of comparable quality. The Portfolio’s duration generally is between one and three years. Duration is a way of measuring the Portfolio’s overall sensitivity to interest rate fluctuations. The net asset value of a Portfolio with a shorter duration will generally fluctuate less in response to interest rate changes than that of a Portfolio with a longer duration.

The Portfolio considers securities rated BBB or better by Standard & Poor’s or Fitch or Baa3 or better by Moody’s (and securities that the Portfolio’s advisers believe are of comparable quality) to be high quality. Investments in higher quality instruments may result in a lower yield than would be available from investments in lower quality instruments.

The portfolio managers of the Portfolio use a “bottom-up” analysis, focusing on the relative value of individual securities. They also analyze the yield curve under multiple market conditions in making maturity and duration decisions for portfolio securities. The managers of the Portfolio then attempt to select securities that will enable the Portfolio to maintain a stable share price and at the same time to achieve a high level of income. The managers use the same bottom-up approach when deciding which securities to sell. Securities are sold when the Portfolio needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Portfolio’s goal.

The Portfolio may use derivatives such as options, futures, swaps and forward currency contracts. The Portfolio generally uses derivatives to attempt to alter investment characteristics of the Portfolio’s portfolio, but they also may be used to generate income.

The Portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the Portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the Portfolio. You may lose money if you invest in this Portfolio.

•	Active Trading — Certain funds are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

•	Asset-Backed Securities — Asset-backed securities represent participation in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay and unpaid principal or interest. The value of asset-backed securities may be affected by changes in credit quality or value of the assets that support the securities.

•	Cash Management and Defensive Investing — Money market instruments or short-term debt securities held by the Portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the Portfolio holds cash uninvested, the Portfolio will not earn income on the cash and the Portfolio’s yield will go down. If a significant amount of the Portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the Portfolio to achieve its objective.

•	Credit — If an issuer or guarantor of a security held by the Portfolio or a counterparty to a financial contract with the Portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

•	Currency — When the Portfolio invests in securities denominated in foreign currencies, the Portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•	Derivatives — Using derivatives can increase Portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Using derivatives also can have a leveraging effect and increase Portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. The Portfolio’s investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

•	Fixed-Income Securities — The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•	Foreign Securities — Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•	Increase in Expenses — Your actual costs of investing in the Portfolio may be higher than the expenses shown for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

•	Inflation-Protected Securities — Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.

•	Liquidity — Some securities held by the Portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Portfolio may be forced to sell at a loss.

•	Loans — Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the Portfolio could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. The Portfolio’s investments in loans are also subject to prepayment or call risk.

•	Market — The market prices of the Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The Portfolio may experience a substantial or complete loss on any individual security.

•	Mortgage-Related Securities — Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

•	Portfolio Selection — The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

•	Securities Lending — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Portfolio may lose money and there may be a delay in recovering the loaned securities. The Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

•	Valuation — The sales price the Portfolio could receive for any particular portfolio investment may differ from the Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	Merganser Capital Management, Inc.

Portfolio Managers:

Peter S. Kaplan, Portfolio Manager since 1990

Douglas A. Kelly, Portfolio Manager since 1990

Transamerica Partners High Yield Bond Portfolio

Investment Objective: Seeks to provide a high level of current income.

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs affect the Portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 98% of the average value of the Portfolio.

Principal Investment Strategies: The Portfolio normally invests primarily in high-yielding, income producing debt securities, such as debentures and notes, loan participations, and in convertible and non-convertible preferred stocks. Under normal circumstances, the Portfolio invests at least 80% of its net assets in high-yield bonds and related investments.

High-yield securities usually are debt securities that are below-investment grade, commonly referred to as “junk bonds.” Below-investment grade debt securities offer yields that fluctuate over time, but that generally are superior to the yields offered by higher-rated securities. However, these securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-rated securities. The Portfolio considers securities rated BB or lower by Standard & Poor’s and Fitch and Ba or lower by Moody’s (and comparable unrated securities) to be high-yield securities.

The Portfolio may invest a portion of its assets in foreign securities, which are predominantly U.S. dollar denominated. With respect to non-dollar denominated securities, the Portfolio may hedge currency fluctuations by entering into options on futures contracts, forward foreign currency contracts and options on foreign currencies.

The Portfolio’s investments are actively managed and securities may be bought and sold on a daily basis. Although the investment adviser considers security ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. The investment adviser’s staff monitors the credit quality of securities held by the Portfolio and other securities available to the Portfolio. The portfolio managers attempt to improve yield and preserve and enhance principal value through timely trading. The portfolio managers also consider the relative value of securities in the marketplace in making investment decisions.

The Portfolio may also invest in (i) securities that are in default or in bankruptcy, (ii) securities that pay no interest, deferred interest or interest in the form of additional debt securities, (iii) interests in senior floating rate loans of domestic or foreign borrowers and in secured and unsecured subordinated loans, second lien loans, and subordinated bridge loans, (iv) mortgage-related securities, and (v) equity securities, including common stocks, warrants and rights. Investors should carefully consider the special risks of investing in this Portfolio.

The Portfolio may use derivatives such as options, futures, swaps and forward currency contracts. The Portfolio generally uses derivatives to attempt to alter investment characteristics of the Portfolio’s portfolio, but they also may be used to generate income.

The Portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the Portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the Portfolio. You may lose money if you invest in this Portfolio.

•	Active Trading — Certain funds are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

•	Cash Management and Defensive Investing — Money market instruments or short-term debt securities held by the Portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the Portfolio holds cash uninvested, the Portfolio will not earn income on the cash and the Portfolio’s yield will go down. If a significant amount of the Portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the Portfolio to achieve its objective.

•	Convertible Securities — The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The Portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

•	Credit — If an issuer or guarantor of a security held by the Portfolio or a counterparty to a financial contract with the Portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

•	Currency — When the Portfolio invests in securities denominated in foreign currencies, the Portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•	Derivatives — Using derivatives can increase Portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Using derivatives also can have a leveraging effect and increase Portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. The Portfolio’s investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

•	Fixed-Income Securities — The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•	Foreign Securities — Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•	High-Yield Debt Securities — High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

•	Increase in Expenses — Your actual costs of investing in the Portfolio may be higher than the expenses shown for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

•	Inflation-Protected Securities — Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.

•	Liquidity — Some securities held by the Portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Portfolio may be forced to sell at a loss.

•	Loans — Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the Portfolio could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. The Portfolio’s investments in loans are also subject to prepayment or call risk.

•	Market — The market prices of the Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The Portfolio may experience a substantial or complete loss on any individual security.

•	Mortgage-Related Securities — Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

•	Portfolio Selection — The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

•	Preferred Stock — Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

•	Securities Lending — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Portfolio may lose money and there may be a delay in recovering the loaned securities. The Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

•	Stocks — Stocks may be volatile — their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

•	Valuation — The sales price the Portfolio could receive for any particular portfolio investment may differ from the Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

•	Warrants and Rights — Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	Eaton Vance Management

Portfolio Managers:

Linda Carter, Portfolio Manager since 2000

Michael W. Weilheimer, Portfolio Manager since 2000

Transamerica Partners Inflation-Protected Securities Portfolio

Investment Objective: Seeks maximum real return consistent with the preservation of capital.

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs affect the Portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 118% of the average value of the Portfolio.

Principal Investment Strategies: The Portfolio normally invests primarily in inflation-protected securities issued by the U.S. government, its agencies and instrumentalities. The Portfolio also invests in inflation-protected securities of U.S. issuers, foreign governments, and other foreign issuers. Under normal circumstances, the Portfolio invests at least 80% of its net assets in inflation-protected securities and related investments.

The Portfolio may also invest in securities that pay nominal rates of interest (i.e., that are not inflation-protected), including U.S. Treasury and agency securities, corporate bonds, asset-backed securities, mortgage-backed securities, floating rate securities, high quality, short-term obligations, and repurchase agreements. The Portfolio may invest in securities that are denominated in U.S. dollars and in foreign currencies.

The Portfolio invests primarily in investment-grade securities, but may also invest in lower quality securities. The Portfolio may not invest more than 10% of its net assets in below investment-grade securities (commonly referred to as “junk bonds”). Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the Portfolio’s advisers.

The Portfolio seeks to maintain an average portfolio duration that is within ±20% of the duration of the Barclays Capital U.S. TIPS Index, an index of inflation-protected securities. As of March 31, 2010, the duration of the index was 7.52 years. The Portfolio may invest in securities of any maturity.

The portfolio managers of the Portfolio use both “top down” and “bottom up” analysis to determine security and duration positions for the Portfolio. These factors are jointly determined and are interdependent. Security sales decisions are driven by the same criteria as purchase decisions.

The Portfolio may use derivatives such as options, futures, swaps and forward currency contracts. The Portfolio generally uses derivatives to attempt to alter investment characteristics of the Portfolio’s portfolio, but they also may be used to generate income.

The Portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the Portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the Portfolio. You may lose money if you invest in this Portfolio.

•	Active Trading — Certain funds are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

•	Asset-Backed Securities — Asset-backed securities represent participation in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay and unpaid principal or interest. The value of asset-backed securities may be affected by changes in credit quality or value of the assets that support the securities.

•	Cash Management and Defensive Investing — Money market instruments or short-term debt securities held by the Portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the Portfolio holds cash uninvested, the Portfolio will not earn income on the cash and the Portfolio’s yield will go down. If a significant amount of the Portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the Portfolio to achieve its objective.

•	Credit — If an issuer or guarantor of a security held by the Portfolio or a counterparty to a financial contract with the Portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

•	Currency — When the Portfolio invests in securities denominated in foreign currencies, the Portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•	Derivatives — Using derivatives can increase Portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Using derivatives also can have a leveraging effect and increase Portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. The Portfolio’s investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

•	Fixed-Income Securities — The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•	Foreign Securities — Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•	High-Yield Debt Securities — High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

•	Increase in Expenses — Your actual costs of investing in the Portfolio may be higher than the expenses shown for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

•	Inflation-Protected Securities — Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.

•	Liquidity — Some securities held by the Portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Portfolio may be forced to sell at a loss.

•	Loans — Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the Portfolio could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. The Portfolio’s investments in loans are also subject to prepayment or call risk.

•	Market — The market prices of the Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The Portfolio may experience a substantial or complete loss on any individual security.

•	Mortgage-Related Securities — Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

•	Portfolio Selection — The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

•	Securities Lending — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Portfolio may lose money and there may be a delay in recovering the loaned securities. The Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

•	Valuation — The sales price the Portfolio could receive for any particular portfolio investment may differ from the Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	BlackRock Financial Management, Inc.

Portfolio Managers:

Stuart Spodek, Portfolio Manager since 2007

Brian Weinstein, Portfolio Manager since 2007

Transamerica Partners International Equity Portfolio

Investment Objective: Seeks to provide a high level of long-term capital appreciation through investments in a diversified portfolio of securities of foreign issuers.

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs affect the Portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 138% of the average value of the Portfolio.

Principal Investment Strategies: The Portfolio normally invests primarily in foreign securities, meaning securities of issuers that, in the opinion of the Portfolio’s adviser, have their principal activities outside the United States or whose securities are traded primarily outside the United States. Under normal circumstances, the Portfolio invests at least 75% of its net assets in foreign securities or depositary receipts of foreign securities. The Portfolio invests in equity securities of issuers in at least three countries other than the United States. The Portfolio may invest in securities of issuers in developing countries. Under normal market circumstances, the Portfolio invests at least 80% of its net assets in equity securities and related investments. The Portfolio may also invest in any type or quality of debt securities, including lower-rated securities, and may enter into forward currency exchange contracts for hedging purposes.

The Portfolio may invest in companies of any size, but typically invests primarily in the large and middle range of public company market capitalizations. The Portfolio may also invest in partnership interests. The Portfolio’s portfolio manager invests on an opportunistic basis, where the portfolio manager believes there is intrinsic value. The portfolio typically includes basic value stocks and stocks that, in the portfolio manager’s opinion, provide value in a broader or different context, including the stocks of companies with consistent earnings characteristics and those of emerging franchises, when these issues are value priced. Securities are sold when the Portfolio needs cash to meet redemptions, or when the portfolio manager believes that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Portfolio’s goal.

The Portfolio may use derivatives such as options, futures, swaps and forward currency contracts. The Portfolio generally uses derivatives to attempt to alter investment characteristics of the Portfolio’s portfolio, but they also may be used to generate income.

The Portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the Portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the Portfolio. You may lose money if you invest in this Portfolio.

•	Active Trading — Certain funds are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

•	Cash Management and Defensive Investing — Money market instruments or short-term debt securities held by the Portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the Portfolio holds cash uninvested, the Portfolio will not earn income on the cash and the Portfolio’s yield will go down. If a significant amount of the Portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the Portfolio to achieve its objective.

•	Currency — When the Portfolio invests in securities denominated in foreign currencies, the Portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•	Derivatives — Using derivatives can increase Portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Using derivatives also can have a leveraging effect and increase Portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. The Portfolio’s investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

•	Emerging Markets — Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

•	Fixed-Income Securities — The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•	Foreign Securities — Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•	Growth Stocks — Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

•	Increase in Expenses — Your actual costs of investing in the Portfolio may be higher than the expenses shown for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

•	Market — The market prices of the Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The Portfolio may experience a substantial or complete loss on any individual security.

•	Portfolio Selection — The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

•	Securities Lending — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Portfolio may lose money and there may be a delay in recovering the loaned securities. The Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

•	Small- or Medium-Sized Companies — Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

•	Stocks — Stocks may be volatile — their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

•	Value Investing — The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	Thornburg Investment Management, Inc.

Portfolio Managers:

William V. Fries, CFA, Co-Portfolio Manager since 2009

Wendy Trevisani, Co-Portfolio Manager since 2009

Lei Wang, CFA, Co-Portfolio Manager since 2009

Transamerica Partners Large Core Portfolio

Investment Objective: Seeks to provide capital appreciation and current income.

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs affect the Portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 168% of the average value of the Portfolio’s.

Principal Investment Strategies: The Portfolio normally invests primarily in securities selected in large part for their potential to generate long-term capital appreciation. The Portfolio may also select securities based on their potential to generate current income. The Portfolio emphasizes common stocks and securities of growing, financially stable and undervalued companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of large cap companies and related investments. The Portfolio considers large cap companies to be companies with market capitalizations that, at the time of initial purchase, exceed the market capitalization of the smallest company included in the Russell 1000® Index. As of March 31, 2010, the market capitalization of the smallest company in the Russell 1000® Index was $222.68 million. This Portfolio attempts to achieve more capital appreciation than an income Portfolio and less price volatility than a growth Portfolio. The Portfolio emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.

The Portfolio may use derivatives such as options, futures, swaps and forward currency contracts. The Portfolio generally uses derivatives to attempt to alter investment characteristics of the Portfolio’s portfolio, but they also may be used to generate income.

The Portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the Portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the Portfolio. You may lose money if you invest in this Portfolio.

•	Active Trading — Certain funds are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

•	Cash Management and Defensive Investing — Money market instruments or short-term debt securities held by the Portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the Portfolio holds cash uninvested, the Portfolio will not earn income on the cash and the Portfolio’s yield will go down. If a significant amount of the Portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the Portfolio to achieve its objective.

•	Currency — When the Portfolio invests in securities denominated in foreign currencies, the Portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•	Derivatives — Using derivatives can increase Portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Using derivatives also can have a leveraging effect and increase Portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. The Portfolio’s investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

•	Emerging Markets — Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

•	Fixed-Income Securities — The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•	Foreign Securities — Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•	Growth Stocks — Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

•	Increase in Expenses — Your actual costs of investing in the Portfolio may be higher than the expenses shown for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

•	Market — The market prices of the Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The Portfolio may experience a substantial or complete loss on any individual security.

•	Portfolio Selection — The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

•	Preferred Stock — Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

•	Securities Lending — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Portfolio may lose money and there may be a delay in recovering the loaned securities. The Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

•	Small- or Medium-Sized Companies — Small-or medium sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

•	Stocks — Stocks may be volatile — their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

•	Value Investing — The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	Aronson+Johnson+Ortiz, LP

Portfolio Managers:

Theodore R. Aronson, Portfolio Manager since 2009

Stefani Cranston, Portfolio Manager since 2009

Kevin M. Johnson, Portfolio Manager since 2009

Gina Marie N. Moore, Portfolio Manager since 2009

Martha E. Ortiz, Portfolio Manager since 2009

R. Brian Wenzinger, Portfolio Manager since 2009

Christopher J. W. Whitehead, Portfolio Manager since 2009

Transamerica Partners Large Growth Portfolio

Investment Objective: Seeks to provide a high level of capital appreciation through investments in a diversified portfolio of common stocks with a potential for above-average growth in earnings. Current income is a secondary goal.

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs affect the Portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 102% of the average value of the Portfolio.

Principal Investment Strategies: The Portfolio normally invests primarily in common stocks of companies that its advisers believe have the potential for above average growth in earnings and dividends. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of large cap companies and related investments. The Portfolio considers large cap companies to be companies with market capitalizations that, at the time of initial purchase, exceed the market capitalization of the smallest company included in the Russell 1000® Index. As of March 31, 2010, the market capitalization of the smallest company in the Russell 1000 Index® was $222.68 million. The Portfolio emphasizes common and preferred stocks listed on the New York Stock Exchange and other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Portfolio uses multiple advisers to try to control the volatility often associated with growth Portfolios, but there can be no assurance that this strategy will succeed.

The Portfolio may use derivatives such as options, futures and swaps. The Portfolio generally uses derivatives to attempt to alter investment characteristics of the Portfolio’s portfolio, but they also may be used to generate income.

The Portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the Portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the Portfolio. You may lose money if you invest in this Portfolio.

•	Active Trading — Certain funds are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

•	Cash Management and Defensive Investing — Money market instruments or short-term debt securities held by the Portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the Portfolio holds cash uninvested, the Portfolio will not earn income on the cash and the Portfolio’s yield will go down. If a significant amount of the Portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the Portfolio to achieve its objective.

•	Derivatives — Using derivatives can increase Portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Using derivatives also can have a leveraging effect and increase Portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. The Portfolio’s investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

•	Fixed-Income Securities — The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•	Foreign Securities — Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•	Growth Stocks — Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

•	Increase in Expenses — Your actual costs of investing in the Portfolio may be higher than the expenses shown for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

•	Market — The market prices of the Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The Portfolio may experience a substantial or complete loss on any individual security.

•	Portfolio Selection — The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

•	Preferred Stock — Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

•	Securities Lending — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Portfolio may lose money and there may be a delay in recovering the loaned securities. The Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

•	Small- or Medium-Sized Companies — Small-or medium sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

•	Stocks — Stocks may be volatile — their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	OFI Institutional Asset Management, Inc.

Portfolio Manager:

David E. Schmidt, Portfolio Manager since 2007

Sub-Adviser:

Jennison Associates LLC

Portfolio Managers:

Blair A. Boyer, Portfolio Manager since 2009

Michael A. Del Balso, Portfolio Manager since 2009

Spiros “Sig” Segalas, Portfolio Manager since 2009

Sub-Adviser:

Wellington Management Company, LLP

Portfolio Manager:

Paul E. Marrkand, CFA, Portfolio Manager since 2007

Transamerica Partners Large Value Portfolio

Investment Objective: Seeks to provide long-term capital appreciation through investments in a diversified portfolio of common stocks of large-capitalization companies. Current income is a secondary goal.

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs affect the Portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 124% of the average value of the Portfolio.

Principal Investment Strategies: The Portfolio normally invests primarily in issuers listed on U.S. exchanges that the Portfolio’s sub-adviser believes are seasoned, liquid and low priced, with effective management and positive momentum. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of large-cap companies and related investments. The Portfolio considers large cap companies to be companies with market capitalizations that, at the time of initial purchase exceed the market capitalization of the smallest company included in the Russell 1000® Index. As of March 31, 2010, the market capitalization of the smallest company in the Russell 1000® Index was $222.68 million.

The Portfolio may use derivatives such as options, futures and swaps. The Portfolio generally uses derivatives to attempt to alter investment characteristics of the Portfolio’s portfolio, but they also may be used to generate income.

The Portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the Portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the Portfolio. You may lose money if you invest in this Portfolio.

•	Active Trading — Certain funds are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

•	Cash Management and Defensive Investing — Money market instruments or short-term debt securities held by the Portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the Portfolio holds cash uninvested, the Portfolio will not earn income on the cash and the Portfolio’s yield will go down. If a significant amount of the Portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the Portfolio to achieve its objective.

•	Derivatives — Using derivatives can increase Portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Using derivatives also can have a leveraging effect and increase Portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. The Portfolio’s investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

•	Fixed-Income Securities — The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•	Increase in Expenses — Your actual costs of investing in the Portfolio may be higher than the expenses shown for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

•	Market — The market prices of the Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The Portfolio may experience a substantial or complete loss on any individual security.

•	Portfolio Selection — The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

•	Securities Lending — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Portfolio may lose money and there may be a delay in recovering the loaned securities. The Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

•	Small- or Medium-Sized Companies — Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

•	Stocks — Stocks may be volatile — their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

•	Value Investing — The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	Aronson+Johnson+Ortiz, LP

Portfolio Managers:

Theodore R. Aronson, Portfolio Manager since 2009

Stefani Cranston, Portfolio Manager since 2009

Kevin M. Johnson, Portfolio Manager since 2009

Gina Marie N. Moore, Portfolio Manager since 2009

Martha E. Ortiz, Portfolio Manager since 2009

R. Brian Wenzinger, Portfolio Manager since 2009

Christopher J. W. Whitehead, Portfolio Manager since 2009

Transamerica Partners Money Market Portfolio

Investment Objective: Seeks to provide liquidity and as high a level of income as is consistent with the preservation of capital.

Principal Investment Strategies: The Portfolio invests primarily in high quality, short-term money market instruments. These instruments include short-term U.S. government obligations, corporate bonds and notes, bank obligations (such as certificates of deposit and bankers’ acceptances), commercial paper, asset-backed securities, and repurchase agreements. The Portfolio may invest more than 25% of its total assets in obligations of U.S. banks.

Money market instruments in which the Portfolio may invest include instruments specifically structured so that they are eligible for purchase by money market Portfolios, including securities that have demand, tender or put features, or interest rate reset features, and may take the form of participation interests or receipts in an underlying security, in some cases backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, or may represent the right to receive only the interest or principal component on the underlying security. These instruments may be considered to be derivatives.

The Portfolio does not maintain a stable net asset value of $1.00 per share. As a money market fund, the Portfolio must follow strict rules as to the credit quality, diversification, liquidity, and maturity of its investments. Each security, at the time of purchase by the Portfolio, has been determined by the sub-adviser to present minimal credit risk. If, after purchase, the credit rating on a security held by the Portfolio is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the Portfolio’s portfolio managers or Board of Trustees (where required by applicable regulations) will decide whether the security should be held or sold.

Principal Risks: The value of your investment in the Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the Portfolio. You may lose money if you invest in this Portfolio.

•	Asset-Backed Securities — Asset-backed securities represent participation in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay and unpaid principal or interest. The value of asset-backed securities may be affected by changes in credit quality or value of the assets that support the securities.

•	Bank Obligations — To the extent the Portfolio invests in U.S. bank obligations, the Portfolio will be more susceptible to adverse events affecting the U.S. banking industry. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks’ profitability.

•	Credit — An issuer or obligor of a security held by the Portfolio or a counterparty to a financial contract with the Portfolio may default or its credit may be downgraded, or the value of assets underlying a security may decline. Subordinated securities will be disproportionately affected by a default or downgrade.

•	Fixed-Income Securities — The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•	Increase in Expenses — Your actual costs of investing in the Portfolio may be higher than the expenses shown for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

•	Interest Rate — The interest rates on short-term obligations held in the Portfolio will vary, rising or falling with short-term interest rates generally. The Portfolio’s yield will tend to lag behind general changes in interest rates. The ability of the Portfolio’s yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

•	Market — The market prices of the Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The Portfolio may experience a substantial or complete loss on any individual security.

•	Net Asset Value — The Portfolio does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market Portfolios do). Undeclared investment income, or a default on a portfolio security, may cause the Portfolio’s net asset value to fluctuate.

•	Redemption — The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the Portfolio could have an adverse impact on the remaining shareholders in the Portfolio. In addition, the Portfolio may suspend redemptions when permitted by applicable regulations.

•	Yield — The amount of income you receive from the Portfolio will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the Portfolio’s expenses could absorb all or a significant portion of the Portfolio’s income. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the Portfolio’s yield.

Transamerica Partners Small Core Portfolio

Investment Objective: Seeks to provide a high level of capital appreciation through investments in a diversified portfolio of common stocks of small to medium size companies.

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs affect the Portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 88% of the average value of the Portfolio.

Principal Investment Strategies: The Portfolio normally invests primarily in stocks of small to medium sized companies which, in the opinion of the Portfolio’s advisers, present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of companies with small market capitalizations (or small-cap companies) and related investments. The Portfolio considers small-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell 2000® Index. As of March 31, 2010, the market capitalizations of companies in the Russell 2000® Index ranged from $11.15 million to $5.59 billion. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Portfolio invests may change.

The Portfolio uses multiple managers pursuing different investment styles in an attempt to control the volatility often associated with investments in companies of this size. There can be no assurance that this strategy will succeed. The Portfolio is actively managed, and the portfolio managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate in excess of 100%. Active trading may increase the Portfolio’s expenses.

The Portfolio may use derivatives such as options, futures and swaps. The Portfolio generally uses derivatives to attempt to alter investment characteristics of the Portfolio’s portfolio, but they also may be used to generate income.

The Portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the Portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the Portfolio. You may lose money if you invest in this Portfolio.

•	Active Trading — Certain funds are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

•	Cash Management and Defensive Investing — Money market instruments or short-term debt securities held by the Portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the Portfolio holds cash uninvested, the Portfolio will not earn income on the cash and the Portfolio’s yield will go down. If a significant amount of the Portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the Portfolio to achieve its objective.

•	Derivatives — Using derivatives can increase Portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Using derivatives also can have a leveraging effect and increase Portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. The Portfolio’s investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

•	Fixed-Income Securities — The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•	Growth Stocks — Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

•	Increase in Expenses — Your actual costs of investing in the Portfolio may be higher than the expenses shown for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

•	Market — The market prices of the Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The Portfolio may experience a substantial or complete loss on any individual security.

•	Securities Lending — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Portfolio may lose money and there may be a delay in recovering the loaned securities. The Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

•	Small- or Medium-Sized Companies — Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

•	Stocks — Stocks may be volatile — their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

•	Value Investing — The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	Fort Washington Investment Advisors, Inc.

Portfolio Managers:

Richard R. Jandrain III, Portfolio Manager since 2008

Daniel J. Kapusta, Portfolio Manager since 2008

Bihag N. Patel, CFA, Portfolio Manager since 2008

David K. Robinson, CFA, Portfolio Manager since 2008

Sub-Adviser:

Invesco Advisers, Inc.

Portfolio Managers:

Ralph Coutant, CFA, Portfolio Manager since 2009

Anthony Munchak, CFA, Portfolio Manager since 2001

Glen Murphy, CFA, Portfolio Manager since 2001

Francis Orlando, CFA, Portfolio Manager since 2001

Anthony Shufflebotham, CFA, Portfolio Manager since 2009

Sub-Adviser:

Wellington Management Company, LLP

Portfolio Managers:

Timothy J. McCormack, CFA, Portfolio Manager since 2002

Shaun F. Pedersen, involved in portfolio management and securities analysis since 2004

More on the Portfolios’ Strategies and Investments

The following provides additional information regarding the Portfolios’ strategies and investments described at the front of the prospectus. Except as otherwise expressly stated for a particular Portfolio in this prospectus or in the statement of additional information or as required by law, there is no limit on the amount of a Portfolio’s assets that may be invested in a particular type of security or investment.

Balanced Portfolio

In selecting common stocks, the Portfolio emphasizes established companies. Most of the Portfolio’s long-term debt investments are investment grade (rated BBB or better by Standard & Poor’s or Fitch or Baa or better by Moody’s) or considered by the Portfolio’s advisers to be of comparable quality. Credit ratings and determinations of credit quality are only the opinions of the companies issuing them and are not guarantees as to quality.

The Portfolio uses short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.

All Bond Portfolios

Fixed income securities may bear fixed, fixed and contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer or participations based on revenues, sales or profits. Changes in interest rates will generally cause bigger changes in prices of longer-term securities than in prices of shorter-term securities.

Each of the Bond Funds may use derivatives such as options, futures, swaps and forward currency contracts. The Portfolios generally use derivatives for hedging purposes, but they also may be used to generate income. Derivatives may have economic characteristics similar to the securities held by a Portfolio. In that case, derivative investments will be considered related investments for purposes of the Portfolio’s policy to invest at least 80% of its net assets in the securities and related investments described above. Derivatives may increase the Portfolio’s volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

Each Portfolio (except High Yield Bond Portfolio) invests primarily in investment grade securities. However, credit ratings and determinations of credit quality are only the opinions of the companies issuing them and are not guarantees as to quality.

Each of the Bond Portfolios will use short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool. Each Portfolio also may lend its securities to generate income.

Compliance with any policy or limitation for a Portfolio that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Portfolio’s assets or for any other reason. If the credit quality of an investment deteriorates after purchase, the portfolio managers will decide whether the security should be held or sold.

Each Portfolio’s policy of investing, under normal circumstances, at least 80% of its net assets in the securities and related investments identified above may be changed without shareholder approval. However, each Portfolio will provide its shareholders with prior notice of any changes in that policy in accordance with applicable law.

Money Market Portfolio

The Portfolio is subject to SEC industry regulations applicable to money market Portfolios. These regulations require that the Portfolio’s investments mature or be deemed to mature within 397 days from the date of acquisition, that the average maturity of the Portfolio’s investments (on a dollar-weighted basis) be 60 days or less, and that all of the Portfolio’s investments be in U.S. dollar-denominated high quality securities which have been determined, at the time of purchase by the Portfolio’s Portfolio Managers to present minimal credit risks. To be considered high quality under the regulations, a security (or its issuer or guarantor) must be rated in one of the two highest short-term rating categories by nationally recognized rating agencies, such as Moody’s or Standard & Poor’s, or, if unrated, in the sub-adviser’s opinion, be of comparable quality.

Investors should note that within the two highest short-term rating categories there may be sub-categories or gradations indicating relative quality. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the Portfolio’s portfolio managers or the Portfolio’s Board (where required by applicable regulations) will decide whether the security should be held or sold.

Money market instruments in which the Portfolio may invest include instruments specifically structured so that they are eligible for purchase by money market Portfolios, including securities that have demand, tender or put features, or interest rate reset features, and may take the form of participation interests or receipts in an underlying security, in some cases backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, or may represent the right to receive only the interest or principal component on the underlying security. These instruments may be considered to be derivatives.

The Portfolio is constructed from an approved list of money market issues that have passed and maintain rigorous credit quality standards established by the portfolio managers. Securities are sold when the Portfolio needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Portfolio’s goal. In general, the portfolio managers attempt to temper income volatility in the Portfolio by investing significant portions of the Portfolio in securities with maturities of thirty to fifty days.

To the extent that the portfolio has any uninvested cash, the Portfolio would also be subject to risk with respect to the depository institution holding the cash.

All Stock Portfolios

The portfolio managers of the Large Value Portfolio use a “bottom up” value-oriented approach in selecting investments for the Portfolios. When portfolio managers use a “bottom up” approach, they look primarily at individual companies against the context of broader market factors. A value-oriented approach attempts to identify companies that appear to be trading below their true worth. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when the Portfolio needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Portfolio’s goals.

Portfolio managers of the Large Core, Large Growth, and Small Core Portfolios use a “bottom up” approach in selecting securities, relying primarily on stock selection against the context of broader market factors. These managers look for companies that they believe are in dynamic high growth sectors of the world economy, and that are thought to have dominant or strong competitive positions within their sectors. They also look for companies that are expected to have strong earnings growth potential. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when a Portfolio needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Portfolio’s goal. Other managers utilize a quantitative approach with respect to security investment decisions.

Each of the Stock Portfolios may use derivatives such as options, futures, swaps and forward currency contracts. The Portfolios generally use derivatives for hedging purposes, but they also may be used to generate income. Derivatives may have economic characteristics similar to the securities held by a Portfolio. In that case, derivative investments will be considered related investments for the purposes of the Portfolio’s policy to invest at least 80% of its net assets in the securities and related investments described above. Derivatives may increase the Portfolio’s volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

Each of the Stock Portfolios may also invest in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. These Portfolios use short-term obligations and money market securities, including commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool. Each Portfolio also may lend its securities to generate income.

Compliance with any policy or limitation for a Portfolio that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Portfolio’s assets or for any other reason.

Although the policy of each Portfolio, under normal circumstances, of investing at least 80% of its net assets in the securities and related investments identified above may be changed without shareholder approval, each Portfolio will provide its shareholders with prior notice of any change in that policy in accordance with applicable law.

More on Risks of Investing in the Portfolios

Principal Investment Risks: The following provides additional information regarding the risks of investing in the Portfolios described at the front of the prospectus.

Active Trading: Certain Portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for Portfolio investors holding shares in taxable accounts.

Asset-Backed Securities: Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest. The value of asset-backed securities may be affected by changes in credit quality or value of the assets that support the securities.

Collateralized debt obligations (“CDOs”) are a type of asset-backed security. CDOs generally issue separate series or “tranches” which vary with respect to risk and yield. CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CDO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

Bank Obligations: If a Portfolio concentrates in U.S. bank obligations, a Portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks’ profitability.

Cash Management and Defensive Investing: Money market instruments or short-term debt securities held by the Portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the Portfolio holds cash uninvested, the Portfolio will not earn income on the cash and the Portfolio’s yield will go down. If a significant amount of the Portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the Portfolio to achieve its objective.

Credit: If an obligor for a security held by the Portfolio or a counterparty to a financial contract with the Portfolio fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the Portfolio could decline. The Portfolio may incur expenses to protect the Portfolio’s interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the Portfolio invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. The Portfolio is subject to greater levels of credit risk to the extent it invests in junk bonds. These securities have a higher risk of issuer default and are considered speculative. The Portfolio may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

Currency: When a Portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, a Portfolio’s investments in foreign currency denominated securities may reduce the returns of a Portfolio.

Derivatives: The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. A Portfolio’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of a Portfolio’s net asset value. Even a small investment in derivatives can have a disproportionate impact on a Portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by a Portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of a Portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. A Portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. A Portfolio’s sub-adviser may not make use of derivatives for a variety of reasons.

Emerging Markets: Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a Portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

Fixed-Income Securities: The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

•	market risk: fluctuations in market value

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

•	prepayment or call risk: declining interest rates may cause issuers of securities held by the Portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing a Portfolio to reinvest in lower yielding securities

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. A Portfolio may incur expenses to protect the Portfolio’s interest in securities experiencing these events. If a Portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a Portfolio’s sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by a Portfolio, or if an issuer of such a security has difficulty meeting its obligations, a Portfolio may become the holder of a restructured security or of underlying assets. In that case, a Portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Foreign Securities: Investments in foreign securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

•	different accounting and reporting practices

•	less information available to the public

•	less (or different) regulation of securities markets

•	more complex business negotiations

•	less liquidity

•	more fluctuations in prices

•	delays in settling foreign securities transactions

•	higher costs for holding shares (custodial fees)

•	higher transaction costs

•	vulnerability to seizure and taxes

•	political or financial instability and small markets

•	different market trading days

Growth Stocks: Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

High-Yield Debt Securities: High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A Portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio’s sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

Increase in Expenses: Your actual costs of investing in the Portfolio may be higher than the expenses shown for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

Inflation-Protected Securities: Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.

Interest Rate (Transamerica Partners Money Market): The interest rates on short-term obligations held in a Portfolio’s portfolio will vary, rising or falling with short-term interest rates generally. A Portfolio’s yield will tend to lag behind general changes in interest rates.

The ability of a Portfolio’s yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

Investing in Loans: Certain Portfolios may invest in certain commercial loans, including loans generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a Portfolio’s ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the Portfolio’s liquidity needs. When purchasing a participation, a Portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a Portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution’s interests with respect to a loan may involve additional risks to a Portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Portfolio relies on its sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolio.

Liquidity: Liquidity risk exists when particular investments are difficult to sell. Although most of a Portfolio’s securities must be liquid at the time of investment, securities may become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. When a Portfolio holds illiquid investments, a Portfolio may be harder to value, especially in changing markets, and if a Portfolio is forced to sell these investments to meet redemptions or for other cash needs, a Portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, a Portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

Market: The market prices of the Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The Portfolio may experience a substantial or complete loss on any individual security.

Mortgage-Related Securities: Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-

related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

Net Asset Value: The Transamerica Partners Money Market does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market Portfolios do). Undeclared investment income, or a default on a portfolio security, may cause the Portfolio’s net asset value to fluctuate. When a bank’s borrowers get in financial trouble, their failure to repay the bank will also affect the bank’s financial situation.

Portfolio Selection: The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, quality, relative yield, value or market trends affecting a particular security, industry or sector, or about interest rates, is incorrect.

Preferred Stock: Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company’s common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.

Redemption (Transamerica Partners Money Market): The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the Portfolio could have an adverse impact on the remaining shareholders in the Portfolio. In addition, the Portfolio may suspend redemptions when permitted by applicable regulations.

Real Estate Investment Trusts (“REITS”): Equity REITs can be affected by any changes in the value of the properties owned. A REIT’s performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

Securities Lending: A Portfolio may lend securities to other financial institutions that provide cash or other securities as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a Portfolio may lose money and there may be a delay in recovering the loaned securities. A Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for a Portfolio.

Small- or Medium-Sized Companies: Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Stocks: Stocks may be volatile — their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks a Portfolio holds fluctuate in price, the value of your investment in a Portfolio will go up and down.

Valuation: Many factors may influence the price at which the Portfolio could sell any particular portfolio investment. The sales price may well differ — higher or lower — from the Portfolio’s last valuation, and such differences could be significant, particularly for illiquid securities, securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the Portfolio may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem Portfolio shares on days when the Portfolio is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the Portfolio had not fair-valued the security or had used a different valuation methodology.

Value Investing: The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. A Portfolio may underperform other equity Portfolios that use different investing styles. A Portfolio may also underperform other equity Portfolios using the value style.

Warrants and Rights: Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

Yield (Transamerica Partners Money Market): The amount of income paid to you by the Portfolio will go up or down depending on day-to-day variations in short-term interest rates. When interest rates are very low, the Portfolio’s expenses could absorb all or a significant portion of the Portfolio’s income. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the Portfolio’s yield.

Please note that there are other factors that could adversely affect your investment in a Portfolio and that could prevent the Portfolio from achieving its investment objective. More information about risks appears in the Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

Management of Transamerica Partners Portfolios

Investment Adviser

Transamerica Partners Portfolio’s Board of Trustees is responsible for overseeing the management and business affairs of Transamerica Partners Portfolios. It oversees the operation of Transamerica Partners Portfolio by its officers. It also reviews the management of the Portfolios’ assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of Transamerica Partners Portfolios is contained in the Statement of Additional Information (“SAI”).

Transamerica Asset Management, Inc. (“TAM”), located at 570 Carillon Parkway, St. Petersburg, FL 33716, serves as investment adviser for Transamerica Partners Portfolios. The investment adviser hires investment sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each Portfolio’s sub-adviser. The investment adviser also monitors the sub-advisers’ buying and selling of portfolio securities and administration of the Portfolios. For these services, TAM is paid investment advisory fees. These fees are calculated on the average daily net assets of each Portfolio.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

AEGON USA Investment Management, LLC and Transamerica Investment Management, LLC are affiliates of TAM and Transamerica Funds.

The Portfolios may rely on an Order from the SEC (Release IC- 23379 dated August 5, 1998) that permits Transamerica Partners Portfolios and its investment adviser, TAM, subject to certain conditions, and without the approval of shareholders to:

(1)	employ a new unaffiliated sub-adviser for a Portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2)	materially change the terms of any sub-advisory agreement; and

(3)	continue the employment of an existing sub-adviser on subadvisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

Advisory Fees Paid in 2009

For the fiscal year ended December 31, 2009, each Portfolio paid the following advisory fee as a percentage of the Portfolio’s average daily net assets:

Name of Portfolio	Percentage

Transamerica Partners Balanced	0.40%
Transamerica Partners Core Bond	0.35	%(1)
Transamerica Partners High Quality Bond	0.35%
Transamerica Partners High Yield Bond	0.55	%(1)
Transamerica Partners Inflation-Protected Securities	0.35	%(1)
Transamerica Partners International Equity	0.75%
Transamerica Partners Large Core	0.60%
Transamerica Partners Large Growth	0.62	%(1)
Transamerica Partners Large Value	0.45	%(1)
Transamerica Partners Money Market	0.25	%(2)
Transamerica Partners Small Core	0.80%

(1)	Amount waived was less than 0.005%.

(2)	Does not include voluntary yield waiver reduction.

A discussion regarding the Board of Trustees’ approval of each Portfolio’s advisory arrangements is available in each Portfolio’s semi-annual report for the fiscal year ended June 30, 2009 except for Transamerica Partners Large Growth. A discussion regarding the Board of Trustees’ approval for the Transamerica Partners Large Growth Portfolio is available in its annual report for the fiscal year ended December 31, 2009.

Sub-Advisers

The name and address of the sub-advisers are listed below. Pursuant to Investment Sub-advisory Agreements between TAM and each sub-adviser on behalf of the respective Portfolios, each sub-adviser shall make investment decisions, buy and sell securities for the Portfolios, conduct research that leads to these purchase and sale decisions, and pay broker-dealers a commission for these trades (which can include payments for research and brokerage services).

The sub-advisers listed below receive compensation, calculated daily and paid monthly, from TAM. For the fiscal year ended December 31, 2009, the sub-advisers received the following sub-advisory fees as a percentage of a Portfolio’s average daily net assets:

Portfolio	Sub-Advisory Fee	Name and Address of Sub-Adviser
Transamerica Partners Large Core Transamerica Partners Large Value	0.18% 0.18%	Aronson+Johnson+Ortiz, LP (“AJO”) 230 South Broad Street, 20th Floor Philadelphia, PA 19102

Transamerica Partners Core Bond Transamerica Partners Inflation-Protected Securities	0.10% 0.10%	BlackRock Financial Management, Inc. (“BlackRock”)* 40 East 52nd Street New York, NY 10022

Transamerica Partners High Yield Bond	0.17%	Eaton Vance Management (“Eaton Vance”)* Two International Place Boston, MA 02110

Transamerica Partners Small Core	0.54%	Fort Washington Investment Advisors, Inc. (“FWIA”) 303 Broadway, Suite 1200 Cincinnati, OH 45202

Transamerica Partners Money Market	0.05%	GE Asset Management, Incorporated (“GEAMI”)* 3001 Summer Street P.O. Box 120031 Stamford, CT 06912

Transamerica Partners Balanced	0.14%	Goldman Sachs Asset Management, L.P. (“GSAM”)* 200 West Street New York, NY 10282-2198

Transamerica Partners Small Core	0.41%	Invesco Advisers, Inc. (“Invesco”)* Two Peachtree Pointe 1555 Peachtree St. NE, Suite 1800 Atlanta, GA 30309

Transamerica Partners Large Growth	0.38%	Jennison Associates LLC (“Jennison”) 466 Lexington Avenue New York, NY 10017

Transamerica Partners High Quality Bond	0.13%	Merganser Capital Management, Inc. (“Merganser”) 99 High Street Boston, MA 02110

Transamerica Partners Large Growth	0.08%	OFI Institutional Asset Management, Inc. (“OFII”)* 2 World Financial Center 225 Liberty Street New York, NY 10281

Portfolio	Sub-Advisory Fee	Name and Address of Sub-Adviser
Transamerica Partners International Equity	0.41%	Thornburg Investment Management, Inc. (“Thornburg”) 2300 North Ridgetop Road Santa Fe, NM 87506

Transamerica Partners Large Growth Transamerica Partners Small Core	0.28% 0.50%	Wellington Management Company, LLP (“Wellington Management”)* 75 State Street Boston, MA 02109

Transamerica Partners Balanced	0.21%	Western Asset Management Company (“WAMCO”)* 385 East Colorado Boulevard Pasadena, CA 91101 Western Asset Management Company Limited (“WAML”) 10 Exchange Square Primrose Street London, England EC2A2EN

*	The sub-adviser receives compensation, calculated monthly and paid quarterly, from TAM.

Effective on or about July 9, 2010, Transamerica Asset Management, Inc. (“TAM”) will terminate its investment sub-advisory agreements with Goldman Sachs Asset Management, L.P., Western Asset Management Company and Western Asset Management Company Limited with respect to Transamerica Partners Balanced Portfolio, and will enter into new investment sub-advisory agreements with J.P. Morgan Investment Management, Inc. (“JPMorgan”), 245 Park Avenue, New York, NY 10167, and BlackRock Financial Management, Inc. (“BlackRock”). Effective on or about July 9, 2010, the sub-advisory fee schedule will be as follows:

The sub-advisers receive compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the Portfolio’s average daily net assets):

JPMorgan
First $750 million	0.30%
Over $750 million	0.25%

BlackRock
First $1 billion	0.12%
Over $1 billion	0.05%

Portfolio Manager(s)

The following Portfolios are managed by portfolio manager(s). The SAI provides additional information about the portfolio manager(s)’ compensation, other accounts managed by the portfolio manager(s), and the portfolio manager(s)’ ownership in each Portfolio.

Transamerica Partners Balanced

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Andrew Alford/2005	Senior Portfolio Manager	GSAM	Managing Director
Katinka Domotorffy/2009	Portfolio Manager	GSAM	Managing Director
William Fallon/2010	Portfolio Manager	GSAM	Portfolio Manager
Michael C. Buchanan/2005	Portfolio Manager	WAMCO	Head of Credit and Portfolio Manager
Carl L. Eichstaedt/2005	Portfolio Manager	WAMCO	Portfolio Manager
Keith J. Gardner/2005	Portfolio Manager	WAMCO	Portfolio Manager
S. Kenneth Leech/2005	Portfolio Manager	WAMCO	Chief Investment Officer
Mark S. Lindbloom/2005	Portfolio Manager	WAMCO	Portfolio Manager
Edward A. Moody/2005	Portfolio Manager	WAMCO	Portfolio Manager
Stephen A. Walsh/2005	Portfolio Manager	WAMCO	Chief Investment Officer
Effective on or about July 9, 2010, Transamerica Partners Balanced will be managed by the following portfolio managers:
Scott Blasdell/2010	Portfolio Manager	JPMorgan	Portfolio Manager
Terance Chen/2010	Portfolio Manager	JPMorgan	Portfolio Manager
Raffaele Zingone/2010	Portfolio Manager	JPMorgan	Portfolio Manager
Curtis Arledge/2010	Portfolio Manager	BlackRock	Managing Director and Chief Investment Officer of Fixed Income, Fundamental Portfolios and Head of Multi-Sector Mortgages
Matthew Marra/2010	Portfolio Manager	BlackRock	Managing Director

Transamerica Partners Core Bond

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Curtis Arledge/2008	Portfolio Manager	BlackRock	Managing Director and Chief Investment Officer of Fixed Income, Fundamental Portfolios and Head of Multi-Sector Mortgages
Matthew Marra/2007	Portfolio Manager	BlackRock	Managing Director

Transamerica Partners High Quality Bond

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Peter S. Kaplan/1990	Portfolio Manager	Merganser	Manager
Douglas A. Kelly/1990	Portfolio Manager	Merganser	Chief Investment Officer

Transamerica Partners High Yield Bond

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Linda Carter/2000	Portfolio Manager	Eaton Vance	Vice President
Michael W. Weilheimer/2000	Portfolio Manager	Eaton Vance	Vice President

Transamerica Partners Inflation-Protected Securities

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Stuart Spodek/2007	Portfolio Manager	BlackRock	Managing Director
Brian Weinstein/2007	Portfolio Manager	BlackRock	Managing Director

Transamerica Partners International Equity

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

William V. Fries, CFA/2009	Portfolio Manager (Co)	Thornburg	Managing Director
Wendy Trevisani/2009	Portfolio Manager (Co)	Thornburg	Managing Director
Lei Wang, CFA/2009	Portfolio Manager (Co)	Thornburg	Managing Director

Transamerica Partners Large Core

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Theodore R. Aronson/2009	Portfolio Manager	AJO	Managing Principal
Stefani Cranston/2009	Portfolio Manager	AJO	Principal
Kevin M. Johnson/2009	Portfolio Manager	AJO	Principal
Gina Marie N. Moore/2009	Portfolio Manager	AJO	Principal
Martha E. Ortiz/2009	Portfolio Manager	AJO	Principal
R. Brian Wenzinger/2009	Portfolio Manager	AJO	Principal
Christopher J. W. Whitehead/2009	Portfolio Manager	AJO	Associate, Principal

Transamerica Partners Large Growth

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

David E. Schmidt/2007	Portfolio Manager	OFII	Chief Investment Officer-Quantitative Equities
Blair A. Boyer/2009	Portfolio Manager	Jennison	Managing Director
Michael A. Del Balso/2009	Portfolio Manager	Jennison	Managing Director and Director of Research for Growth Equity
Spiros “Sig” Segalas/2009	Portfolio Manager	Jennison	Director, President and Chief Investment Officer
Paul E. Marrkand, CFA/2007	Portfolio Manager	Wellington Management	Senior Vice President and Equity Portfolio Manager

Transamerica Partners Large Value

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Theodore R. Aronson/2009	Portfolio Manager	AJO	Managing Principal
Stefani Cranston/2009	Portfolio Manager	AJO	Principal
Kevin M. Johnson/2009	Portfolio Manager	AJO	Principal
Gina Marie N. Moore/2009	Portfolio Manager	AJO	Principal
Martha E. Ortiz/2009	Portfolio Manager	AJO	Principal
R. Brian Wenzinger/2009	Portfolio Manager	AJO	Principal
Christopher J. W. Whitehead/2009	Portfolio Manager	AJO	Associate, Principal

Transamerica Partners Small Core

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Richard R. Jandrain III/2008	Senior Portfolio Manager	FWIA	Managing Director
Daniel J. Kapusta/2008	Senior Portfolio Manager	FWIA	Senior Portfolio Manager
Bihag N. Patel, CFA/2008	Senior Portfolio Manager	FWIA	Senior Portfolio Manager
David K. Robinson, CFA/2008	Senior Portfolio Manager	FWIA	Senior Portfolio Manager
Ralph Coutant, CFA/2009	Portfolio Manager	Invesco	Portfolio Manager
Anthony Munchak/2001	Portfolio Manager	Invesco	Portfolio Manager
Glen Murphy/2001	Portfolio Manager	Invesco	Portfolio Manager
Francis Orlando/2001	Portfolio Manager	Invesco	Portfolio Manager
Anthony Shufflebotham, CFA/2009	Portfolio Manager	Invesco	Portfolio Manager
Timothy J. McCormack, CFA/2002	Portfolio Manager	Wellington Management	Senior Vice President and Equity Portfolio Manager
Shaun F. Pedersen/2004	Involved in Portfolio Management and Securities Analysis	Wellington Management	Vice President and Equity Portfolio Manager

OTHER INFORMATION REGARDING
TRANSAMERICA PARTNERS PORTFOLIOS

Purchase and Redemption of Interests in Transamerica Partners Portfolios

Beneficial interests in the Portfolios described in this Prospectus are currently being offered by TCI to TFLIC for allocation to the appropriate Variable Funds Subaccount to fund benefits payable under the Contracts. Investments in the Portfolios may only be made by investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are “accredited investors” within the meaning of Regulation D under the 1933 Act. This Prospectus does not constitute an offer to sell, or the solicitation of an offer to buy, any beneficial interests in any of the Portfolios.

The net asset value of each Portfolio is determined each day during which the Advisers of that Portfolio are open for business (“Portfolio Business Day”). This determination is made once each day as of 4:00 p.m., New York time (the “Valuation Time”).

Each investor in a Portfolio may add to or reduce its investment in such Portfolio on each Portfolio Business Day. As of the Valuation Time on each such day, the value of each investor’s beneficial interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor’s share of the aggregate beneficial interests in the Portfolio. Any additions or reductions, which are to be effected as of the Valuation Time on such day, will then be effected. The investor’s percentage of the aggregate beneficial interests in a Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Portfolio as of the Valuation Time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor’s investment in the Portfolio effected as of the Valuation Time, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Valuation Time on such day, plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate net asset value of the Portfolio as of the Valuation Time on such day, plus or minus as the case may be, the amount of net additions to or reductions in the aggregate investments in the Portfolio by all investors in such Portfolio. The percentage so determined will then be applied to determine the value of the investor’s interest in the Portfolio as of the Valuation time on the following Portfolio Business Day.

An investor in a Portfolio may withdraw all or any portion of its investment at the net asset value next determined if a withdrawal request in proper form is furnished by the investor to Transamerica Partners Portfolios by the designated cut-off time for each accredited investor. The proceeds of a reduction or a withdrawal will be paid by Transamerica Partners Portfolios in federal funds normally on the Portfolio Business Day the withdrawal is effected, but in any event within seven days. Transamerica Partners Portfolios, on behalf of each of its Portfolios, reserves the right to pay redemptions in kind. Unless requested by an investor, Transamerica Partners Portfolios will not make a redemption in kind to the investor, except in situations where that investor may make redemptions in kind. Transamerica Partners Portfolios, on behalf of each of its Portfolios, has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which Transamerica Partners Portfolios is obligated to redeem beneficial interests in each Portfolio with respect to any one investor during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio at the beginning of the period. Investments in a Portfolio may not be transferred.

The right to redeem beneficial interests or to receive payment with respect to any redemption may be suspended only (i) for any period during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists as defined by the Securities and Exchange Commission as a result of which disposal of a Portfolio’s securities or determination of the net asset value of each Portfolio is not reasonably practicable, and (iii) for such other periods as the SEC may by order permit for the protection of investors in any Portfolio.

Net Asset Value

Securities of the Transamerica Partners Portfolios are generally valued based on market prices or quotations. When market prices or quotations are not readily available or are believed to be not reliable, a Portfolio’s securities may be priced using fair value procedures approved by the Transamerica Partners Portfolios’ Board of Trustees. A Portfolio may also use fair value procedures to price securities if it determines that a significant event has occurred between the time at which a market price is determined but prior to the time at which the Portfolio’s net asset value is calculated (for example, where securities are primarily traded on a foreign exchange that has closed before the Portfolio’s net asset value is calculated). When a Portfolio uses fair value procedures to price securities it may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities. The market price for certain debt obligations and derivative securities is generally the price supplied by an independent third party pricing service. Such a pricing service may use market prices or quotations, or a variety of fair value techniques and methodologies, to provide a price for a debt obligation or a derivative. The prices that each Portfolio uses may differ from the amounts that would be realized if the securities were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Short-term investments that have a maturity of more than 60 days generally are valued based on market prices or quotations. Short-term investments that have a maturity of 60 days or less are valued at amortized cost. Using this method, each Portfolio constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the Portfolio. For more information on the valuation of portfolio securities, see “Transamerica Partners Portfolios” in the Statement of Additional Information.

Taxation of Transamerica Partners Portfolios and Holders of Interests Therein

Transamerica Partners Portfolios has determined that each of its series is properly treated as a separate partnership for federal income tax purposes. Since each series is treated as a partnership, the series generally will not be subject to federal income tax. Instead, any investor in a series of Transamerica Partners Portfolios must take into account, in computing its federal income tax liability, its share of that series’ income, gains, losses, deductions, credits and tax preference items, without regard to whether that investor has received any cash distributions from Transamerica Partners Portfolios. The determination of such share will be made in accordance with the Code, and regulations promulgated thereunder.

Withdrawals by any investor in Transamerica Partners Portfolios from its corresponding Portfolio generally will not result in recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash or, under certain circumstances, the value of any marketable securities distributed exceeds the basis of such investor’s interest in the Portfolio prior to the distribution, (2) income or gain may be realized if such investor receives a disproportionate distribution of any unrealized receivables held by the Portfolio and (3) loss may be recognized if the distribution is in liquidation of such investor’s entire interest and consists solely of cash and/or unrealized receivables. The basis of any investor’s interest in Transamerica Partners Portfolios generally equals the amount of cash and the basis of any property that such investor invests in a Portfolio, increased by such investor’s share of income from that Portfolio and by such investor’s share of Portfolio debt, decreased by the amount of any cash and the basis of any property distributed from that Portfolio, and further decreased by such investor’s share of losses from that Portfolio. Transamerica Partners Portfolios is organized as a New York trust. It has determined that each of its series is properly treated as a separate partnership for New York State income tax purposes. Accordingly, neither the Trust nor any Portfolio is subject to any income or franchise tax in the State of New York.

Description of Beneficial Interests, Voting Rights and Liabilities

Transamerica Partners Portfolios is organized as a series trust under the laws of the State of New York. Under the Declaration of Trust, the Trustees are authorized to issue beneficial interests in one or more series (referred to herein as “Portfolios”). Investments in each Portfolio may not be transferred, but an investor may withdraw all or any portion of its investment at any time at net asset value. Investors in a Portfolio (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that Portfolio (and of no other Portfolio). However, the risk of an investor in a Portfolio incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Investments in each Portfolio have no preemptive or conversion rights and are fully paid and nonassessable, except as set forth below.

Each investor is entitled to a vote in proportion to the amount of its investment in each Portfolio. Investors in a Portfolio will vote as a separate class, except as to voting for election of Trustees of Transamerica Partners Portfolios, as otherwise required by the 1940 Act, or if determined by the Trustees of Transamerica Partners Portfolios to be a matter which affects all Portfolios. As to any matter which does not affect a particular Portfolio, only investors in the one or more affected Portfolios are entitled to vote. Transamerica Partners Portfolios is not required and has no current intention of holding annual meetings of investors, but special meetings of investors will be held when in the judgment of the Trustees of Transamerica Partners Portfolios it is necessary or desirable to submit matters for an investor vote. Changes in fundamental policies will be submitted to investors for approval, or otherwise voted on in accordance with applicable law. Investors under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of investors) have the right to communicate with other investors in connection with requesting a meeting of investors for the purpose of removing one or more Trustees of Transamerica Partners Portfolios. Investors also have the right to remove one or more Trustees of Transamerica Partners Portfolios without a meeting by a declaration in writing by a specified number of investors. Upon liquidation of a Portfolio, investors would be entitled to share pro rata in the net assets of that Portfolio (and no other Portfolio) available for distribution to investors. See “Voting Rights.”

Each Portfolio determines its net income and realized capital gains, if any, on each Portfolio Business Day as defined above (see page 58) and allocates all such income and gain pro rata among the investors in such Portfolio at the time of such determination.

The “net income” of each Portfolio shall consist of (i) all income accrued, less the amortization of any premium, on the assets of the Portfolio, less (ii) all actual and accrued expenses of the Portfolio determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized gains or losses on the assets of a Portfolio. All the net income of each Portfolio is allocated pro rata among the investors in the Portfolio (and no other Portfolio).

Inquiries regarding Transamerica Partners Portfolios may be directed to TFLIC at 440 Mamaroneck Avenue, Harrison,New York 10528 (914-627-3000).

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The statutory basis financial statements of TFLIC included in the Statement of Additional Information have been audited by Ernst & Young LLP, independent registered public accounting firm, Des Moines, Iowa 50309. Ernst & Young LLP, 5 Times Square, New York, New York 10036, serves as the independent registered public accounting firm to Transamerica Asset Allocation Variable Funds and the Transamerica Partners Portfolios. PricewaterhouseCoopers LLP, New York, NY 10017, serves as the independent registered public accounting firm to Transamerica Partners Variable Funds.

STATUTORY BASIS FINANCIAL STATEMENTS

The statutory basis financial statements for TFLIC, included in the Statement of Additional Information, should be distinguished from the financial statements of Transamerica Partners Variable Funds and Transamerica Asset Allocation Variable Funds and should be considered only as bearing on the ability of TFLIC to meet its obligations under the Contracts. The statutory basis financial statements of TFLIC should not be considered as bearing on the investment performance of the assets held in Transamerica Partners Variable Funds or Transamerica Asset Allocation Variable Funds.

ADDITIONAL INFORMATION

This Prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted (including statutory basis financial statements relating to TFLIC) pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC’s principal office in Washington, DC, upon payment of the fees prescribed by the Commission.

For further information with respect to TFLIC and the Contracts offered by this Prospectus, including the Statement of Additional Information (which includes statutory basis financial statements relating to TFLIC), contact TFLIC at its address or phone number set forth on the cover of this Prospectus.

For further information with respect to the Calvert Series, CVS or Calvert Asset Management Company, Inc., including the Calvert Series’ Statement of Additional Information, contact CVS at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or call (301) 951-4820.

MISCELLANEOUS

The Accounts are separate registered accounts of TFLIC. There is a possibility that one Account might become liable for a misstatement in this Prospectus about another Account. TFLIC believes this possibility is remote.

TABLE OF CONTENTS
OF
STATEMENT OF ADDITIONAL INFORMATION

REQUEST FOR
TRANSAMERICA PARTNERS VARIABLE FUNDS/
TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS
STATEMENT OF ADDITIONAL INFORMATION

Detach and return in an envelope addressed to:

TFLIC
440 Mamaroneck Avenue
Harrison, New York 10528

Please make sure that your name and the address to which you wish TFLIC to send the current Statement of Additional Information appears below:

Name

Address

Employer

A-1

APPENDIX A

TRANSAMERICA ASSET ALLOCATION SUBACCOUNTS

As described in the prospectus, under normal market conditions the assets of each Asset Allocation Funds Subaccount are invested in Bond, Stock, and Money Market Subaccounts approximately as follows:

	Long-Term Expected Average Allocations
	Bond	Stock	Money Market
	Subaccounts	Subaccounts	Subaccounts
Short Horizon	88%	10%	2%

Intermediate Horizon	48%	50%	2%

Intermediate/Long Horizon	28%	70%	2%

TAM selects the underlying Subaccounts and the relative amounts to be invested in them. The Bond Subaccounts reflect a mix of short-term bonds, intermediate-term bonds, and high yield bonds. The Stock Subaccounts reflect a mix of large, mid, and small cap domestic stocks as well as international stocks.

Currently, TAM seeks to allocate an Asset Allocation Funds Subaccount’s bond investments among sub-asset classes according to the following target percentages, under normal market conditions:

Potential Asset
Sub-Asset Class	Allocation Range	Underlying Subaccounts Available
Intermediate-term bonds	40-65%	Core Bond Subaccount

Short-term bonds	15-50%	High Quality Bond Subaccount Inflation-Protected Securities Subaccount

High-yield bonds	0-35%	High Yield Bond Subaccount

Currently, TAM seeks to allocate an Asset Allocation Funds Subaccount’s stock investments among sub-asset classes according to the following target percentages, under normal market conditions:

Potential Asset
Sub-Asset Class	Allocation Range	Underlying Funds Available
Large cap stocks	35-70%	Large Core Subaccount Large Value Subaccount Large Growth Subaccount

Small and mid cap stocks	10-40%	Small Core Subaccount

International stocks	10-40%	International Equity Subaccount

In the short term, actual asset allocations may vary due to short term changes in cash flows caused by transfers into and out of the Asset Allocation Funds Subaccounts. Under normal circumstances each Asset Allocation Funds Subaccount invests in the Money Market Subaccount in minimal amounts for cash management and liquidity purposes. However, TAM may allocate the assets of each Asset Allocation Funds Subaccount without limit to the Money Market Subaccount in attempting to respond to adverse market, political or other conditions or to process a large transfer into or out of an Asset Allocation Funds Subaccount.

The Asset Allocation Funds Subaccounts are not required to invest in all of the underlying subaccounts available, nor are they required to invest in any particular underlying subaccount. TAM may change the overall asset allocations between Bond and Stock Subaccounts at any time to reflect its current strategy for asset allocation, and also may change the relative amounts invested in a particular sub-asset class, at any time. From time to time, TAM may select new or different underlying subaccounts than those listed on this Appendix A, without prior approval or notice to contractholders.

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B-1

APPENDIX B

APPLICABLE PREMIUM TAX RATES

	Premium Tax Rate Percent
		Non-
	Qualified	Qualified

California	.50%	2.35%
Maine	—	2.00%
Nevada	—	3.50%
Puerto Rico	1.00%	1.00%
South Dakota	—	1.25%
West Virginia	1.00%	1.00%
Wyoming	—	1.00%

Information about contracts can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Reports and other information about the Funds are available in the EDGAR database on the Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

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TRANSAMERICA FUNDS
P.O. Box 9012, Clearwater, FL 33758-9012
Customer Service: 1-888-233-4339
2892 (rev. 5/10)

Statement of Additional Information
Dated May 1, 2010

Group Variable Annuity Contracts

Issued By

Transamerica Partners Variable Funds
Transamerica Asset Allocation Variable Funds

and

Transamerica Financial Life Insurance Company
440 Mamaroneck Avenue, Harrison, NY 10528; (800) 755-5801

This Statement of Additional Information (“SAI”) is NOT a Prospectus, but it relates to, and should be read in conjunction with, the Prospectus dated May 1, 2010, and supplemented from time to time (the “Prospectus”), for the Group Variable Annuity Contracts issued by Transamerica Financial Life Insurance Company (“TFLIC”) which invest in Transamerica Partners Variable Funds (the “Variable Funds Account”) or Transamerica Asset Allocation Variable Funds (the “Asset Allocation Funds Account”, and, together with the Variable Funds Account, the “Accounts”). The Prospectus is available, at no charge, by writing TFLIC at 440 Mamaroneck Avenue, Harrison, New York 10528 or by calling (800) 755-5801.

A separate SAI is available without charge for Calvert Variable Series, Inc. (“CVS”) of which the Calvert VP SRI Balanced Portfolio is part by writing to CVS at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 or by calling (301) 951-4820.

Sale of Contracts/Principal Underwriter

Transamerica Capital, Inc. (“TCI”), which is an affiliate of TFLIC, is the principal underwriter and distributor of the Contracts which will be sold by registered representatives who are also licensed insurance agents of TFLIC. The Contracts are offered to the public on a continuous basis. The Contracts may also be sold through other broker-dealers authorized by TCI and applicable law and who may be insurance agents licensed by an insurance company other than TFLIC. TCI is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority.

TCI will not receive underwriting commissions. Registration as a broker-dealer does not mean that the SEC has passed upon the financial standing, fitness or conduct of any broker or dealer, or upon the merits of any security offering or upon any other matter relating to the business of any broker or dealer.

Performance Data

Variable Funds Money Market Subaccount

For the seven day period ended December 31, 2009, the yield for the Variable Funds Money Market Subaccount (the “Money Market Subaccount”) was 0.00% and the effective yield was 0.00%.

The yield is calculated by dividing the result of subtracting the value of one Unit at the end of the seven day period (“Seventh Day Value”) from the value of one Unit at the beginning of the seven day period (“First Day Value”) by the First Day Value (the resulting quotient being the “Base Period Return”) and multiplying the Base Period Return by 365 divided by 7 to obtain the annualized yield.

The effective yield is calculated by compounding the Base Period Return calculated in accordance with the preceding paragraph, adding 1 to Base Period Return, raising that sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

As the Money Market Subaccount invests only in the Money Market Portfolio (the “Money Market Portfolio”) of Transamerica Partners Portfolios, the First Day Value reflects the net asset value of the interest in the Money Market Portfolio held in the Money Market Subaccount. The Seventh Day Value reflects increases or decreases in the net asset value of the interest in the Money Market Portfolio held in the Money Market Subaccount due to the declaration of dividends, net investment income and the daily charges and deductions from the Subaccount for mortality and expense risk. Net investment income reflects earnings on investments less expenses of the Money Market Portfolio including the investment management fee.

Transamerica Partners Portfolios

There are twelve Subaccounts of Transamerica Partners Variable Funds that are presently available for investment under the Contracts (the “Variable Funds Subaccounts”). There are three Subaccounts of Transamerica Asset Allocation Funds (the “Asset Allocation Funds Subaccounts”) which are presently available for investment under the Contracts. Each Variable Funds Subaccount, other than the Variable Funds Subaccount which invests in the Calvert Series, invests in a corresponding series of Transamerica Partners Portfolios. Those series of Transamerica Partners Portfolios (the “Portfolios”) are described in this Statement of Additional Information. Each Asset Allocation Funds Subaccount invests in a combination of the Variable Funds Subaccounts (other than the Variable Funds Subaccounts which invest in the Balanced Portfolio and the Calvert Series), which, in turn, invest in the Portfolios.

This section of the Statement of Additional Information describes each Portfolio, including the Money Market Portfolio, the High Quality Bond Portfolio, the Inflation-Protected Securities Portfolio, the Core Bond Portfolio, the High Yield Bond Portfolio, the Balanced Portfolio, the Large Value Portfolio, the Large Core, the Large Growth Portfolio, the Small Core Portfolio, and the International Equity Portfolio.

Investment Objectives, Policies and Restrictions Relating to the Portfolios

Investment Objectives

The investment objective of each Portfolio is described in the Prospectus. There can, of course, be no assurance that a Portfolio will achieve its investment objective.

Investment Policies

The following supplements the discussion of the various investment strategies and techniques employed by the Portfolios as set forth in the Prospectus.

Recent Market Events Relating to Income-Producing and Other Securities

The fixed income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage-and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline. These events and the continuing market upheavals may continue to adversely affect the Portfolios. More information appears below.

Bank Obligations

Bank obligations include certificates of deposit, time deposits (including Eurodollar time deposits) and bankers’ acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. The Portfolios have established certain minimum credit quality standards for bank obligations in which they invest.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (“FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Portfolio, depending upon the principal amount of bank obligations of each held by the Portfolio) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as certificates of deposit and time deposits, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to risks that are different from or are in addition to those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of state branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

U.S. Government and Agency Securities

Examples of the types of U.S. government securities that a Portfolio may hold include direct obligations of the U.S. Treasury, the obligations of the Federal Housing Administration, Farmers Home Administration, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks and Maritime Administration. U.S. government securities may be supported by the full faith and credit of the U.S. government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. government to purchase the agency’s obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.

U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of these obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities (STRIPS). STRIPS are sold as zero coupon securities. These securities are usually structured with two classes that receive different portions of the interest and principal payments from the underlying obligation. The yield to maturity on the interest-only class is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only class generally is unusually volatile in response to changes in interest rates. See “Zero Coupon Obligations” below for more information.

U.S. Treasury securities differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

Certain Federal agencies such as the Government National Mortgage Association (GNMA) have been established as instrumentalities of the U.S. government to supervise and finance certain types of activities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government has historically provided financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

In addition, obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

Exchange Rate-Related U.S. Government Securities. To the extent permitted by a Portfolio’s investment policies, a Portfolio may invest in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries (“Exchange Rate-Related Securities”). The interest payable on these securities is denominated in U.S. dollars, is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other U.S. government securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities. Exchange Rate-Related Securities are issued in a variety of forms, depending on the structure of the principal repayment formula. The principal repayment formula may be structured so that the security holder will benefit if a particular foreign currency to which the security is linked is stable or appreciates against the U.S. dollar. In the alternative, the principal repayment formula may be structured so that the securityholder benefits if the U.S. dollar is stable or appreciates against the linked foreign currency. Finally, the principal repayment formula can be a function of more than one currency and, therefore, be designed as a combination of those forms.

Investments in Exchange Rate-Related Securities entail special risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. If currency exchange rates do not move in the direction or to the extent anticipated by a Sub-Adviser at the time of purchase of the security, the amount of principal repaid at maturity might be significantly below the par value of the security, which might not be offset by the interest earned by a Portfolio over the term of the security. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The imposition or modification of foreign exchange controls by the U.S. or foreign governments or intervention by central banks could also affect exchange rates. Finally, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security because of conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

Collateralized Mortgage Obligations

A Portfolio may invest a portion of its assets in collateralized mortgage obligations or “CMOs,” which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as “Mortgage Assets”). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security).

A Portfolio may also invest in parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

Mortgage-Backed Securities

A Portfolio may invest in mortgage-backed securities. Mortgage-backed securities are securities representing interests in “pools” of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage-backed securities are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to a Portfolio may be different than the quoted yield on the securities. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage-backed securities held by a Portfolio may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. A Portfolio’s yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. For these and other reasons, a mortgage-related security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations; and, therefore, it is not possible to predict accurately the security’s return.

Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation, (FHLMC) which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations). The U.S. Government has provided recent financial support to FNMA and FHLMC, but there can be no assurances that it will support these or other government-sponsored entities in the future. Mortgage-backed securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage-backed securities may be supported by various forms of insurance or guarantees.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage-backed securities (such as securities issued by the GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, a Portfolio could experience losses in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a Portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. If mortgage-backed securities or asset-backed securities are bought at a discount, however, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income.

The principal governmental guarantor of mortgage-backed securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration (“FHA”) insured or Veterans Administration (“VA”) guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development.

FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC’s national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. Unlike mortgage-backed securities issued or guaranteed by the U.S. Government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicles in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “over-collateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. A Portfolio may also buy mortgage-related securities without insurance or guarantees.

If a Portfolio purchases subordinated mortgage-backed securities, the payments of principal and interest on the Portfolio’s subordinated securities generally will be made only after payments are made to the holders of securities senior to the Portfolio’s securities. Therefore, if there are defaults on the underlying mortgage loans, a Portfolio will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Portfolio’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turn-down, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Asset-Backed Securities

Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements. Other types of asset-backed securities include those that represent interest in pools of corporate bonds (such as collateralized bond obligations or CBOs), bank loans (such as collateralized loan obligations or CLOs) and other debt obligations (such as collateralized debt obligations or CDOs).

Asset-backed security values may also be affected by factors such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originators of the underlying loans or receivables, or the entities providing credit enhancement (if any), or the exhaustion of any credit enhancement. The risks of investing in asset-backed securities ultimately depend upon the payment of the consumer loans by the individual borrowers. In its capacity as purchaser of an asset-backed security, a Portfolio would generally have no recourse to the entity that originated the loans in the event of default by the borrower. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may experience delays in payments or losses if the full amounts due on underlying assets are not realized. Asset-backed securities may also present certain additional risks related to the particular type of collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Asset-backed securities are also subject to prepayment risk, which may shorten the weighted average life of such securities and may lower their return. In addition, asset backed securities are subject to the same types of risks relating to the issuer’s underlying assets as are mortgage-backed securities.

A Portfolio may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a Portfolio investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However, there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP. Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral, and a Portfolio may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Portfolio purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Asset-backed securities are relatively new and untested instruments and may be subject to greater risk of default during periods of economic downturn than other securities, which could result in possible losses to a Portfolio. In addition, the secondary market for asset-backed securities may not be as liquid as the market for other securities which may result in a Portfolio’s experiencing difficulty in valuing asset-backed securities.

Variable Rate and Floating Rate Securities

The Portfolios may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days’ notice. Variable rate demand notes include master demand notes which are obligations that permit a Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. The interest rate on these securities may be reset daily, weekly, quarterly, or some other reset period and may have a floor or ceiling on interest rate charges. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. Frequently, such obligations are backed by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Portfolio’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Portfolio may invest in obligations which are not so rated only if the Portfolio’s Subadviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Portfolio may invest. The applicable Subadvisers, on behalf of a Portfolio, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Portfolio. The Portfolios will not invest more than 15% (10% in the case of the Money Market Portfolio, but 5% from and after May 28, 2010) of the value of their net assets in floating or variable rate demand obligations as to which they cannot exercise the demand feature on not more than seven days’ notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable. See “Illiquid Securities” below.

Participation Interests

A Portfolio may purchase from financial institutions participation interests in securities in which such Portfolio may invest. A participation interest gives a Portfolio an undivided interest in the security in the proportion that the Portfolio’s participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Portfolio, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Portfolio’s Subadviser must have determined that the instrument is of comparable quality to those instruments in which a Portfolio may invest. For certain participation interests, a Portfolio will have the right to demand payment, on not more than seven days’ notice, for all or any part of the Portfolio’s participation interest in the security, plus accrued interest. As to these instruments, a Portfolio intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. A Portfolio will not invest more than 15% (10% in the case of the Money Market Portfolio, but 5% from and after May 28, 2010) of its net assets in participation interests that do not have this demand feature, and in other securities that are not readily marketable. See “Illiquid Securities” below.

Illiquid Securities

Each Portfolio may invest up to 15% (10% for the Money Market Portfolio, but 5% from and after May 28, 2010) of its net assets in illiquid securities, including restricted securities that are illiquid.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act” or the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. The absence of a trading market can make it difficult to ascertain a market value for these investments. In addition, limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them which, if possible at all, would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Rule 144A under the 1933 Act allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

The applicable Subadviser will monitor the liquidity of Rule 144A securities for each Portfolio under the supervision of the Board of Trustees. In reaching liquidity decisions, the Subadviser will consider, among other things, the following factors: (a) the frequency of trades and quotes for the security, (b) the number of dealers and other potential purchasers wishing to purchase or sell the security, (c) dealer undertakings to make a market in the security and (d) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The liquidity of Rule 144A securities could be impaired if qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

Unsecured Promissory Notes

A Portfolio also may purchase unsecured promissory notes (“Notes”) which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the Portfolio’s investment objective. The Notes purchased by the Portfolio will have remaining maturities of 13 months or less. The Portfolio will invest no more than 15% (10% in the case of the Money Market Portfolio, but 5% from and after May 28, 2010) of its net assets in such Notes and in other securities that are not readily marketable (which securities would include floating and variable rate demand obligations as to which the Portfolio cannot exercise the demand feature described above and as to which there is no secondary market). See “Illiquid Securities” above.

Repurchase Agreements

Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or government agency issues. Under the Investment Company Act of 1940, as amended (the “1940 Act”), repurchase agreements may be considered to be loans by the buyer. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred. If the seller defaults, the underlying security constitutes collateral for the seller’s obligation to pay. Repurchase agreements involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Portfolio’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. All repurchase agreements entered into by the Portfolios are fully collateralized, with such collateral being marked to market daily.

The Portfolios may, together with other registered investment companies managed by the Portfolios’ Sub-Advisers or their affiliates, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements, including tri-party subcustody repurchase arrangements.

Reverse Repurchase Agreements and Other Borrowings

The Portfolios may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, but not for leverage. One means of borrowing is by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a “reverse repurchase agreement”). At the time a Portfolio enters into a reverse repurchase agreement it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregation of assets could impair the Portfolio’s ability to meet its current obligations or impede investment management if a large portion of the Portfolio’s assets are involved. Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities.

Reverse repurchase agreements may expose a Portfolio to greater fluctuations in the value of its assets. When a Portfolio reinvests the proceeds of a reverse repurchase agreement in other securities, any fluctuations in the market value of either the securities the Portfolio is committed to repurchase from the other party or any securities in which the proceeds are invested would affect the market value of the Portfolio’s assets. In addition, if a Portfolio is not able to reinvest the proceeds of the agreement at a rate equal to or higher than the rate that it is obligated to pay under the reverse repurchase agreement, engaging in the agreement will lower the Portfolio’s income.

Although a reverse repurchase agreement receives special treatment in the event of the bankruptcy or insolvency of one of the parties, there still may be delays and costs involved in a Portfolio’s exercising its rights under the agreement.

Borrowing may make the value of an investment in a Portfolio more volatile and increase the Portfolio’s overall investment exposure. A Portfolio may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the portfolio managers’ strategy and the ability of the Portfolio to comply with certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”) in order to provide pass-through tax treatment to shareholders. Interest on any borrowings will be a Portfolio expense and will reduce the value of a Portfolio’s interests.

Foreign Securities — All Portfolios

The Portfolios may invest their assets in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, brokerage or other taxation, limitation on the removal of funds or other assets of a Portfolio, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.

It is anticipated that in most cases the best available market for foreign securities would be on exchanges or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable United States companies. The less liquid a market, the more difficult it may be for a Portfolio to price its portfolio securities accurately or to dispose of such securities at the times determined by a Sub-adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a Portfolio’s operations require cash, such as in order to meet redemptions and to pay its expenses. Foreign security trading practices, including those involving securities settlement where a Portfolio’s assets may be released prior to receipt of payment, may expose a Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States.

A Portfolio may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to the Portfolio’s investments in such countries. These taxes will reduce the return achieved by the Portfolio. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.

Additionally, the operating expenses of a Portfolio making such investment can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the costs of investing in foreign securities are higher than the costs of investing exclusively in U.S. securities. Custodian services and other costs such as valuation costs and communication costs relating to investment in international securities markets generally are more expensive than in the United States.

Foreign Securities — Money Market Portfolio

The Money Market Portfolio may invest in the following foreign securities: (a) U.S. dollar-denominated obligations of foreign branches and subsidiaries of domestic banks and foreign banks (such as Eurodollar CDs, which are U.S. dollar-denominated CDs issued by branches of foreign and domestic banks located outside the United States; Eurodollar TDs (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a foreign or domestic bank; and Canadian TDs, which are essentially the same as ETDs except they are issued by branches of major Canadian banks); (b) high quality, U.S. dollar-denominated short-term bonds and notes (including variable amount master demand notes) issued by foreign corporations (including Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian subsidiary of a U.S. corporation, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer); and (c) U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Portfolio’s Subadviser to be of comparable quality to the other obligations in which the Money Market Portfolio may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

Foreign Securities — Portfolios other than the Money Market Portfolio

Not more than 5% of a Portfolio’s assets may be invested in closed-end investment companies which primarily hold foreign securities. Investments in such companies may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.

American Depository Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other forms of depositary receipts for securities of foreign issuers provide an alternative method for a Portfolio to make foreign investments. These securities are not denominated in the same currency as the securities into which they may be converted and fluctuate in value based on the underlying security. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts evidencing a similar arrangement.

The Portfolios may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

The Portfolios may invest in securities of emerging market countries. Emerging markets countries may include, without limitation, any country which, at the time of investment, is categorized by the World Bank in its annual categorization as middle- or low-income. These securities may be U.S. dollar denominated or non-U.S. dollar denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations (including dollar and non-dollar denominated) and other debt securities of foreign corporate issuers; and (d) non-dollar denominated debt obligations of U.S. corporate issuers. A Portfolio may also invest in securities denominated in currencies of emerging market countries. There is no minimum rating criteria for a Portfolio’s investments in such securities.

Emerging markets and certain other non-U.S. countries may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a Portfolio could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a Portfolio’s investment in those markets and may increase the expenses of the Portfolio. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a Portfolio’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

Forward Foreign Currency Exchange Contracts

Forward currency exchange contracts may be entered into for each Portfolio for the purchase or sale of foreign currency to hedge against adverse rate changes or otherwise to achieve the Portfolio’s investment objectives. A currency exchange contract allows a definite price in dollars to be fixed for securities of foreign issuers that have been purchased or sold (but not settled) for the Portfolio.

Because some Portfolios may buy and sell securities denominated in currencies other than the U.S. dollar and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Portfolios from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Portfolios either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies.

A forward foreign currency exchange contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are effected in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. A Portfolio maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Portfolios may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position.

Each Portfolio may also enter into proxy hedges and cross hedges. In a proxy hedge, which generally is less costly than a direct hedge, a Portfolio, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. A Portfolio may enter into a cross hedge if a particular currency is expected to decrease against another currency. The Portfolio would sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount equal to some or all of the Portfolio’s holdings denominated in the currency sold.

Entering into exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risk of incurring losses if rates do not move in the direction anticipated.

The Portfolios (other than the International Equity Portfolio) will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Portfolios may do so when their Subadvisers determine that the transactions would be in a Portfolio’s best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the Commodity Futures Trading Commission (“CFTC”), the CFTC may in the future assert authority to regulate forward contracts. In such event a Portfolio’s ability to utilize forward contracts for the Portfolio may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Portfolio’s foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

Even if a hedge is generally successful, the matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit a Portfolio’s ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to a Portfolio’s use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Portfolio’s cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio’s assets that are the subject of such cross-hedges are denominated.

Secondary markets generally do not exist for forward currency exchange contracts, with the result that closing transactions generally can be made for forward currency exchange contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Portfolio will in fact be able to close out a forward currency exchange contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Portfolio might be unable to close out a forward currency exchange contract at any time prior to maturity, if at all. In either event, a Portfolio would continue to be subject to market risk with respect to the position, and would continue to be required to maintain the required cover.

Guaranteed Investment Contracts

The Portfolios may invest in guaranteed investment contracts (“GICs”) issued by insurance companies. Pursuant to such contracts, a Portfolio makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the Portfolio guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Portfolio may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment and, together with other instruments in a Portfolio which are not readily marketable, will not exceed 15% (10% in the case of the Money Market Portfolio, but 5% from and after May 28, 2010) of the Portfolio’s net assets. The term of a GIC will be 13 months or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

When-issued Securities

Forward commitments or purchases of securities on a when-issued basis are transactions where the price of the securities is fixed at the time of commitment and the delivery and payment ordinarily takes place beyond customary settlement time. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the buyer before settlement. The securities are subject to market fluctuation due to changes in market interest rates; the securities are also subject to fluctuation in value pending settlement based upon public perception of the creditworthiness of the issuer of these securities.

It is expected that, under normal circumstances, the Portfolios would take delivery of such securities. When a Portfolio commits to purchase a security on a “when-issued” or on a “forward delivery” basis, the Portfolio establishes procedures consistent with the relevant policies of the SEC. Since those policies currently require that an amount of a Portfolio’s assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Portfolios expect always to have cash or liquid securities sufficient to cover any commitments or to limit any potential risk. However, although the Portfolios do not intend to make such purchases for speculative purposes and intend to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases and could also result in leverage. For example, a Portfolio may have to sell assets which have been set aside in order to meet redemptions. Also, if a Portfolio determines it is advisable as a matter of investment strategy to sell the “when-issued” or “forward delivery” securities, the Portfolio would be required to meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the “when-issued” or “forward delivery” securities themselves (which may have a value greater or less than the Portfolio’s payment obligation).

Zero Coupon Obligations

A zero coupon security pays no interest or principal to its holder during its life. A zero coupon security is sold at a discount, frequently substantial, and redeemed at face value at its maturity date. The market prices of zero coupon securities are generally more volatile than the market prices of securities of similar maturity that pay interest periodically, and zero coupon securities are likely to react more to interest rate changes than non-zero coupon securities with similar maturity and credit qualities.

A Portfolio may acquire zero coupon obligations when consistent with its investment objective and policies. Since interest income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Portfolio may have to sell other securities to pay dividends based on such accrued income prior to maturity of the zero coupon obligation.

Futures Contracts and Options on Futures Contracts and Foreign Currencies — Portfolios other than the Money Market Portfolio

Futures Contracts. A Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. or foreign stocks, U.S. Government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated “contract markets” by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, GNMA modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Portfolio may also enter into futures contracts which are based on bonds issued by entities other than the U.S. Government.

Purchases or sales of stock index futures contracts may be used to attempt to protect a Portfolio’s current or intended stock investments from broad fluctuations in stock prices. For example, the Portfolio may sell stock index futures contracts in anticipation of or during a decline in the market value of the Portfolio’s securities. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Portfolio will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

At the same time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment (“initial deposit”). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract’s face value. Under certain circumstances, such as periods of high volatility, a Portfolio may be required by an exchange to increase the level of its initial deposit, and initial deposit requirements might be increased generally in the future by regulatory action. Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract’s value. Daily variation margin calls could be substantial in the event of adverse price movements. If a Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts by their terms may call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

The purpose of the acquisition or sale of a futures contract, in the case of a Portfolio which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, a Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt security in a Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is generally more liquid than the cash market, the use of futures contracts as an investment technique allows a Portfolio to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market.

When a Portfolio enters into futures contracts, the Portfolio will establish a segregated account to cover the Portfolio’s obligations with respect to such futures contracts. The assets in the account will consist of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or other trends by the applicable Subadviser may still not result in a successful transaction.

In addition, futures contracts entail risks. If the Subadvisers’ investment judgment about the general direction of interest rates is incorrect, a Portfolio’s overall performance would be poorer than if it had not entered into any such contract. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held by it and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio has insufficient cash, it may have to sell debt securities to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. The Portfolios may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. In the case of a call option written by the Portfolio, the loss is potentially unlimited. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio’s losses from options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

Futures transactions will be limited to the extent necessary to maintain the qualification as regulated investment companies of certain investors in the Portfolios. Pursuant to a claim for exemption filed with the CFTC and/or the National Futures Association on behalf of the Portfolios, the Portfolios are not deemed to be “commodity pool operators” under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act.

Options on Foreign Currencies. A Portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, may be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

A Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

Losses from the writing of call options are potentially unlimited. Accordingly, the Portfolios intend that any call options on foreign currencies that they write (other than for cross-hedging purposes as described below) will be covered. A call option written on a foreign currency by a Portfolio is “covered” if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of another foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or liquid securities in a segregated account with its custodian.

The Portfolios may also write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

Additional Risks of Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by a Portfolio in futures contracts, forward contracts and options on foreign currencies are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Portfolio’s ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Portfolio will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (a) other complex foreign political and economic factors, (b) lesser availability than in the United States of data on which to make trading decisions, (c) delays in the Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (d) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (e) lesser trading volume.

The successful use of futures contracts, options on futures contracts and options on foreign currencies draws upon the applicable Subadviser’s skill and experience with respect to such instruments. Should stock prices, interest or exchange rates move in an unexpected manner, a Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or foreign currencies or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts or foreign currencies and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

Options on Securities — Portfolios other than the Money Market Portfolio

The Portfolios may write (sell) covered call and put options to a limited extent on their portfolio securities (“covered options”). However, a Portfolio may forego the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

When a Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the “exercise price”) by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Portfolio forgoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When a Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which a Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, a Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

A Portfolio will not write a call or a put option unless it owns either (1) an offsetting (“covering”) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Portfolio will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate cash or liquid assets in the prescribed amount as determined daily.

A Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a “closing purchase transaction.” Where a Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio’s Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received.

A Portfolio may purchase call and put options on any securities in which it may invest. A Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held in the Portfolio’s portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio’s portfolio securities. Put options also may be purchased by a Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which the Portfolio does not own. A Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Portfolios may engage in over-the-counter options transactions with broker-dealers who make markets in these options. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolios will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The applicable Subadviser will monitor the creditworthiness of dealers with whom a Portfolio enters into such options transactions under the general supervision of the Adviser and the applicable Board of Trustees.

Options on Securities Indices — Portfolios other than the Money Market Portfolio

In addition to options on securities, the Portfolios may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under “Options on Securities.”

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Portfolios generally will only purchase or write such an option if the applicable Subadviser believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Portfolio will not purchase such options unless the applicable Subadviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Portfolios’ securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, a Portfolio may be forced to liquidate portfolio securities to meet settlement obligations.

Swap Agreements — Portfolios other than the Money Market Portfolio

A Portfolio may enter into interest rate, index, equity, currency exchange rate, total return and credit default swap agreements, for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Portfolio than if the Portfolio had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Credit default swaps are a type of swap agreement in which the protection “buyer” is generally obligated to pay the protection “seller” an upfront and/or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Portfolio. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Portfolio generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. Credit default swap agreements involve greater risks than if the Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. As there is not yet a fully-developed central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. A Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness.

A Portfolio may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to the Portfolio thereunder. Swap agreements also entail the risk that the Portfolio will not be able to meet its obligation to the counterparty. Generally, the Portfolio will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

Most swap agreements entered into by the Portfolio calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Portfolio’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Portfolio), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Subadviser.

Whether a Portfolio’s use of swap agreements will be successful in furthering its investment objective will depend on the Subadviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Other Investment Companies

Each of the Portfolios may acquire securities of other investment companies, subject to the limitations of the 1940 Act. Should a Portfolio purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees.

Securities of other investment companies that may be purchased by the Portfolios include exchange-traded funds (“ETFs”). ETFs are typically structured as investment companies whose securities are traded over an exchange at their market price. ETFs generally represent a portfolio of securities designed to track a particular market index or other group of securities. A Portfolio may purchase an ETF to temporarily gain exposure to a portion of the

U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the potential lack of liquidity of an ETF could result in it being more volatile. There is also a risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by a Portfolio. Moreover, a Portfolio’s investments in ETFs may not exactly match the performance of a direct investment in the respective indices or portfolios of securities to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Additionally, ETFs have management fees which increase their costs.

Investments in other investment companies are subject to the risks of the securities in which those investment companies invest.

Short Sales “Against the Box” — Portfolios other than the Money Market Portfolio

In a short sale, a Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Portfolio may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale “against the box”.

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Portfolio engages in a short sale, the collateral for the short position will be maintained by its custodian or qualified sub-custodian. While the short sale is open, a Portfolio maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Portfolio’s long position.

The Portfolios will not engage in short sales against the box for investment purposes. A Portfolio may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security (or a security convertible or exchangeable for such security). In such case, any future losses in a Portfolio’s long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount a Portfolio owns. There are certain additional transaction costs associated with short sales against the box, but the Portfolios endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

As a nonfundamental operating policy, it is not expected that more than 40% of a Portfolio’s total assets would be involved in short sales against the box.

Real Estate Investment Trusts

Real Estate Investment Trusts (“REITs”) pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders or unitholders as least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily through rents and capital gains from appreciation realized through property sales. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

Mortgage REITs are sensitive to the credit quality of the underlying borrowers and also to the risk that they may be unable to invest at attractive interest rates if the mortgages in which they invest are prepaid. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. The value of REITs may be affected by management skill, cash flow and tax and regulatory requirements. REITs are also subject to risks generally associated with investments in real estate. A Portfolio will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

REITs may subject a Portfolio to certain risks associated with the direct ownership of real estate. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, liability to third parties for or damages resulting from, environmental problems, or casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Investing in REITs involves certain unique risks, in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to risks associated with heavy cash flow dependency, potential default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.

REITs (especially Mortgage REITs) are also subject to interest rate risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in S&P 500 Index.

Dollar Rolls and TBA Securities

Each Portfolio may enter into dollar roll transactions and purchase To Be Announced Securities (“TBAS”). Dollar rolls are transactions where a Portfolio sells securities (usually mortgage-backed securities) with a commitment to buy similar, but not identical, securities on a future date at a lower price. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. A Portfolio forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. A Portfolio could also be compensated through receipt of fee income. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements, which are discussed above.

TBAS are a type of delayed delivery transaction where the seller agrees to issue a security at a future date. The seller does not specify the particular securities to be delivered. Instead, the Portfolio agrees to accept any security that meets specified terms.

Loans of Portfolio Securities

Each Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government securities or other high quality debt obligations equal to at least 102% (105% for foreign securities) of the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Portfolio with respect to the loan is maintained with the Portfolio. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Portfolio’s Subadviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution. Any loans of portfolio securities are fully collateralized based on values that are marked to market daily; should the market value of the loaned securities increase, the borrower must furnish additional collateral. No Portfolio enters into any portfolio security lending arrangements having a duration longer than one year. Any securities that a Portfolio receives as collateral do not become part of its portfolio at the time of the loan and, in the event of a default by the borrower, the Portfolio will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Portfolio is permitted to invest. During the time securities are on loan, the borrower will pay the Portfolio any accrued income on those securities, and the Portfolio may invest the cash collateral and earned income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. At the termination of a loan transaction, a Portfolio has the obligation to return cash or collateral delivered by the borrower. A Portfolio may experience losses on the collateral and may be required to liquidate other investments at inopportune times in order to return amounts to the borrower. In the event of the bankruptcy of the other party to a securities loan, the Portfolio could experience delays in recovering either the securities lent or cash, possible capital losses, and even loss of rights in the collateral should a borrower fail financially. To the extent that, in the meantime, the value of the securities lent has increased or the value of the securities purchased has decreased, a Portfolio could experience a loss. No Portfolio will lend securities having a value that exceeds one-third of the current value of its total assets. Loans of securities by a Portfolio are subject to termination at the Portfolio’s or the borrower’s option. A Portfolio may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker.

Loans and Other Direct Indebtedness

A Portfolio may purchase loans and other direct indebtedness, although the Stock Portfolios currently do not intend to make such investments. In purchasing a loan, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Loans may be secured or unsecured. Loans that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation.

These loans typically are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. The loans typically are made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting for itself and for others in the syndicate interest, principal and other amounts due, and for enforcing its and their other rights against the borrower. A Portfolio’s investment in loans may be structured as a novation, pursuant to which the Portfolio would assume all of the rights of the lending institution in a loan, or alternatively, as an assignment, pursuant to which the Portfolio would purchase an assignment of a portion of a lender’s interest in a loan either directly from the lender or through an intermediary. A Portfolio may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services.

Certain of the loans and the other direct indebtedness acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when the Portfolio might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other liquid securities in an amount sufficient to meet such commitments.

A Portfolio’s ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Portfolio will purchase, a Portfolio’s Subadviser will rely upon its own (and not the original lending institution’s) credit analysis of the borrower. A Portfolio may purchase interests in loans where the borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Some loans may be in default at time of purchase. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions.

As a Portfolio may be required to rely upon another lending institution to collect and pass on to the Portfolio amounts payable with respect to the loan and to enforce the Portfolio’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Portfolio from receiving such amounts. In such cases, a Portfolio may evaluate as well the creditworthiness of the lending institution and may treat both the borrower and the lending institution as an “issuer” of the loan for purposes of compliance with applicable law pertaining to the diversification of the Portfolio’s investments.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a Portfolio. For example, if a loan is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that, under emerging legal theories of lender liability, a Portfolio could be held liable as co-lender.

Interests in loans or other direct indebtedness are generally illiquid, and there is a limited trading market in these investments. Because there is no liquid market for commercial loans, the Portfolios anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio’s ability to dispose of particular loans when necessary to meet redemptions of Portfolio interests, to meet the Portfolio’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. In addition, the limited trading market can make it difficult to ascertain a market value for these investments.

Temporary Defensive Positions

At times a Portfolio’s Sub-adviser may judge that conditions in the securities markets make pursuing the Portfolio’s principal investment strategy inconsistent with the best interest of its shareholders. At such times, a Sub-adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Portfolio’s assets. In implementing these defensive strategies, a Portfolio may invest without limit in high quality money market and other short-term instruments. These investments may result in a lower yield than would be available from investments with a lower quality or longer term. During periods in which such strategies are used, the duration of a Portfolio may diverge from the duration range for that Portfolio disclosed in its prospectus (if applicable). It is impossible to predict when, or for how long, a Portfolio will use these alternative strategies. As a result of using these alternative strategies, a Portfolio may not pursue its investment objective.

Master Limited Partnerships

A Portfolio may invest in a Master Limited Partnership (“MLP”) units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a Portfolio and affect the holding period of a Portfolio’s asset.

Certain Other Obligations

Each Portfolio may invest in obligations other than those listed previously, provided such investments are consistent with the Portfolio’s investment objective, policies and restrictions.

Rating Services

The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Subadvisers also make their own evaluations of these securities. After purchase by a Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require a Portfolio to dispose of the obligation, but the applicable Subadviser will consider such an event in its determination of whether the Portfolio should continue to hold the obligation. A description of the ratings used herein and in the Prospectus is set forth in Appendix A.

Except as stated otherwise, all investment policies and restrictions described herein are nonfundamental, and may be changed without prior shareholder approval.

Investment Restrictions

The Portfolios

The “fundamental policies” of each Portfolio may not be changed with respect to the Portfolio without the approval of a “majority of the outstanding voting securities” of the Portfolio. “Majority of the outstanding voting securities” under the 1940 Act and as used in this Statement of Additional Information and the Prospectus means, with respect to a Portfolio, the lesser of (i) 67% or more of the total beneficial interests of the Portfolio present at a meeting, if the holders of more than 50% of the total beneficial interests of the Portfolio are present or represented by proxy, or (ii) more than 50% of the total beneficial interests of the Portfolio.

If a percentage or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in such percentage resulting from changes in a Portfolio’s total assets or the value of a Portfolio’s securities, or a later change in the rating of a portfolio security, will not be considered a violation of the relevant policy. There is no limit on the ability of a Portfolio to make any type of investment or to invest in any type of security, except as expressly stated in the Prospectus or in this SAI or as imposed by law.

Fundamental Policies. As a matter of fundamental policy:

(1) The Portfolio may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2) The Portfolio may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(3) The Portfolio may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, (the “Securities Act” or the “1933 Act”) except as permitted under the Securities Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act, the Portfolio may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.

(4) The Portfolio may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Portfolio may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the portfolio as a result of the ownership of securities.

(5) The Portfolio may not make loans, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6) The Portfolio may not “concentrate” its investments in a particular industry or group of industries (except those Portfolios listed below), except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities, except that the Money Market Portfolio may invest without limitation in obligations issued by banks.

(7) The Portfolio may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Portfolio to borrow money in amounts of up to one-third of a Portfolio’s total assets from banks for any purpose, and to borrow up to 5% of the Portfolio’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires a Portfolio to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing, and thus, subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a Portfolio’s shares to be more volatile than if the Portfolio did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Portfolio’s holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a Portfolio may have to sell securities at a time and at a price that is unfavorable to the Portfolio. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Portfolio’s net investment income in any given period. The policy in (1) above will be interpreted to permit a Portfolio to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to issuing senior securities set forth in (2) above, “senior securities” are defined as Portfolio obligations that have a priority over the Portfolio’s shares with respect to the payment of dividends or the distribution of Portfolio assets. The 1940 Act prohibits a Portfolio from issuing senior securities except that a Portfolio may borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose. A Portfolio also may borrow up to 5% of the Portfolio’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Portfolio can increase the speculative character of the Portfolio’s outstanding shares through leveraging. Leveraging of a Portfolio’s holdings through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Portfolio’s net assets remain the same, the total risk to investors is increased to the extent of the Portfolio’s gross assets. The policy in (2) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to underwriting set forth in (3) above, the 1940 Act does not prohibit a Portfolio from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a Portfolio to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of a Portfolio’s underwriting commitments, when added to the value of the Portfolio’s investments in issuers where the Portfolio owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Portfolio engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Portfolio investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Portfolio to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent a Portfolio from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Portfolio may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to real estate set forth in (4) above, the 1940 Act does not prohibit a Portfolio from owning real estate; however, a Portfolio is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current staff of the Securities and Exchange Commission (“SEC”) position generally limits a Portfolio’s purchases of illiquid securities to 15% of net assets. The policy in (4) above will be interpreted not to prevent a Portfolio from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to lending set forth in (5) above, the 1940 Act does not prohibit a Portfolio from making loans; however, SEC staff interpretations currently prohibit Portfolios from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans. While lending securities may be a source of income to a Portfolio, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Portfolio’s manager or a sub-adviser believes the income justifies the attendant risks. A Portfolio also will be permitted by this policy to make loans of money, including to other funds. A Portfolio would have to obtain exemptive relief from the SEC to make loans to other Portfolios. The policy in (5) above will be interpreted not to prevent a Portfolio from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to concentration set forth in (6) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a Portfolio’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A Portfolio that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (6) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a Portfolio as to how to classify issuers within or among industries.

With respect to the fundamental policy relating to commodities set forth in (7) above, the 1940 Act does not prohibit a Portfolio from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a Portfolio is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a Portfolio’s purchases of illiquid securities to 15% of net assets. If a Portfolio were to invest in a physical commodity or a physical commodity-related instrument, the Portfolio would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (7) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

The Portfolios’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Policies.

Each Portfolio will not, as a matter of operating policy, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. This policy does not prevent a Portfolio from investing in securities of registered open-end investment companies or registered unit investment trusts in reliance on any other provision of applicable law or regulation.

This policy may be changed by the Board of Trustees of Transamerica Partners Portfolios.

Portfolio Transactions and Brokerage Commissions

Except as may be required to ensure satisfaction of certain tests applicable to regulated investment companies under the Internal Revenue Code, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when changes are appropriate. Portfolio trading is engaged in for a Portfolio if the applicable Subadviser believes that a transaction net of costs (including custodian charges) will help achieve the Portfolio’s investment objective.

A Portfolio’s purchases and sales of securities may be principal transactions, that is, securities may be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and, therefore, the Portfolios do not anticipate paying brokerage commissions in such transactions.

Brokerage Transactions. Each Portfolio’s Subadvisers may use brokers or dealers for Portfolio transactions who also provide brokerage and research services to the Portfolio or other accounts over which the advisers exercise investment discretion. A Portfolio may “pay up” for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission another broker or dealer would have charged. However, a Portfolio will “pay up” only if the applicable adviser determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which the adviser exercises investment discretion.

Investment decisions for a Portfolio will be made independently from those for any other account or investment company that is or may in the future become managed by the Portfolio’s Subadviser or its affiliates. If, however, the Portfolio and other investment companies or accounts managed by the Subadviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Portfolio or the size of the position obtainable for the Portfolio. In addition, when purchases or sales of the same security for the Portfolio and for other investment companies managed by the Subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

The following Portfolios paid the approximate brokerage commissions indicated for the fiscal years noted below:

Inflation – Protected Securities Portfolio

Fiscal year ended December 31, 2007: $101
Fiscal year ended December 31, 2008: $655
Fiscal year ended December 31, 2009: $33,613

Core Bond Portfolio

Fiscal year ended December 31, 2007: $3,027
Fiscal year ended December 31, 2008: $5,585
Fiscal year ended December 31, 2009: $277,828

High Yield Bond Portfolio

Fiscal year ended December 31, 2007: $2,936
Fiscal year ended December 31, 2008: $1,750
Fiscal year ended December 31, 2009: $318

Balanced Portfolio

Fiscal year ended December 31, 2007: $47,371
Fiscal year ended December 31, 2008: $17,094
Fiscal year ended December 31, 2009: $24,814

Large Value Portfolio

Fiscal year ended December 31, 2007: $2,045,717
Fiscal year ended December 31, 2008: $1,720,140
Fiscal year ended December 31, 2009: $1,177,886

Large Core Portfolio

Fiscal year ended December 31, 2007: $766,296
Fiscal year ended December 31, 2008: $399,111
Fiscal year ended December 31, 2009: $217,330

For the years ended December 31, 2007 and 2008, the Large Core Portfolio paid $30,979 and $11,323, respectively, in brokerage commissions to Goldman Sachs & Company, an affiliate of Goldman Sachs Asset Management, L.P.

For the years ended December 31, 2007 and 2008, the Large Core Portfolio paid $14,240 and $15,857, respectively, in brokerage commissions to Goldman Sachs Execution and Clearing, L.P., an affiliate of Goldman Sachs Asset Management, L.P.

Large Growth Portfolio

Fiscal year ended December 31, 2007: $3,106,878
Fiscal year ended December 31, 2008: $2,185,074
Fiscal year ended December 31, 2009: $1,477,897

During the year ended December 31, 2009, the Large Growth Portfolio paid $14,200 in brokerage commissions to Oppenheimer and Co., an affiliate of OFI Institutional Asset Management, Inc.

Small Core Portfolio

Fiscal year ended December 31, 2007: $5,222,794
Fiscal year ended December 31, 2008: $3,165,309
Fiscal year ended December 31, 2009: $1,700,095

International Equity Portfolio

Fiscal year ended December 31, 2007: $5,408,350
Fiscal year ended December 31, 2008: $6,520,470
Fiscal year ended December 31, 2009: $1,641,304

The following table provides brokerage commissions that were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2009.

Portfolio Name	Paid as of December 31, 2009
Transamerica Partners Balanced	$—

Transamerica Partners International Equity	$231,181

Transamerica Partners Large Core	$—

Transamerica Partners Large Growth	$804,507

Transamerica Partners Large Value	$28,051

Transamerica Partners Mid Growth	$1,139,057

Transamerica Partners Mid Value	$620,144

Transamerica Partners Small Core	$1,233,308

Transamerica Partners Small Growth	$482,968

Transamerica Partners Small Value	$214,331

The estimates above are based upon custody data provided to CAPIS using the following methodology: Total Commissions minus transactions executed at discounted rates and/or directed to the funds’ commission recapture program equals total research commissions. USD transactions executed at $.02 and below and non-USD transactions executed at 8 basis points and below are considered to be executed at discounted rates. For example, Commission paid on USD transactions at rates greater than $.02 per share and not directed for commission recapture are assumed to be paid to brokers that provide research and brokerage services within the scope of Section 28(e) of the Securities and Exchange Act of 1934.

For each affiliated broker, the tables below set forth the percentage of the applicable Portfolio’s aggregate brokerage commissions paid to the broker during the fiscal year ended December 31, 2009, and the percentage of the aggregate dollar amount of transactions involving the payment of commissions effected through the broker during the same period.

Percentage of
Aggregate Dollar
Amount of
		Percentage of	Transactions Involving
		Aggregate Brokerage	Payment of
Portfolio	Affiliated Broker	Commissions Paid	Commissions
Large Growth Portfolio	Oppenheimer & Co.	0.96%	0.30%

During the fiscal year ended December 31, 2009, the Portfolios purchased securities issued by the following regular broker-dealers of the Portfolios, which had the following values as of December 31, 2009.

Broker-Dealer	Value of Securities as of December 31, 2009
Banc of America Securities LLC	$89,482

Bank of New York Mellon Corp.	$5,697

Barclays PLC	$84,104

Citigroup, Inc.	$59,598

Credit Suisse Group	$34,343

Deutsche Bank, AG	$74,341

Goldman Sachs Group, Inc.	$58,865

JP Morgan Chase & Company	$130,959

Merrill Lynch & Company, Inc.	$14,364

State Street Bank and Trust	$401,579

UBS Securities	$1,323

Investment Restrictions Relating to the Asset Allocation Funds Subaccounts

Fundamental policies of the Asset Allocation Funds Subaccounts may not be changed without the approval of the lesser of (1) 67% of the beneficial holders of units present at a meeting if the holders of more than 50% are present in person or by proxy or (2) more than 50% of the beneficial holders of units. Other restrictions, in the form of operating policies, are subject to change by the Managing Board of the Asset Allocation Funds Account without unitholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, a Asset Allocation Funds Subaccount.

As a matter of fundamental policy:

(1) The Subaccount may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2) The Subaccount may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(3) The Subaccount may not act as an underwriter of securities within the meaning of the Securities Act, except as permitted under the Securities Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Subaccount may be deemed to be an underwriter within the meaning of the Securities Act, the Subaccount may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.

(4) The Subaccount may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Subaccount may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the portfolio as a result of the ownership of securities.

(5) The Subaccount may not make loans, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6) The Subaccount may not “concentrate” its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.

(7) The Subaccount may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Subaccount to borrow money in amounts of up to one-third of a Subaccount’s total assets from banks for any purpose, and to borrow up to 5% of the Subaccount’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires a Subaccount to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Subaccount’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing, and thus, subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a Subaccount’s units to be more volatile than if the Subaccount did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Subaccount’s holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a Subaccount may have to sell securities at a time and at a price that is unfavorable to the Subaccount. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Subaccount’s net investment income in any given period. The policy in (1) above will be interpreted to permit a Subaccount to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to issuing senior securities set forth in (2) above, “senior securities” are defined as Subaccount obligations that have a priority over the Subaccount’s units with respect to the payment of dividends or the distribution of Subaccount assets. The 1940 Act prohibits a Subaccount from issuing senior securities except that a Subaccount may borrow money in amounts of up to one-third of the Subaccount’s total assets from banks for any purpose. A Subaccount also may borrow up to 5% of the Subaccount’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Subaccount can increase the speculative character of the Subaccount’s outstanding shares through leveraging. Leveraging of a Subaccount’s holdings through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Subaccount’s net assets remain the same, the total risk to investors is increased to the extent of the Subaccount’s gross assets. The policy in (2) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to underwriting set forth in (3) above, the 1940 Act does not prohibit a Subaccount from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a Subaccount to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of a Subaccount’s underwriting commitments, when added to the value of the Subaccount’s investments in issuers where the Subaccount owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Subaccount engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Subaccount investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Subaccount to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent a Subaccount from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Subaccount may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to real estate set forth in (4) above, the 1940 Act does not prohibit a Subaccount from owning real estate; however, a Subaccount is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a Subaccount’s purchases of illiquid securities to 15% of net assets. The policy in (4) above will be interpreted not to prevent a Subaccount from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to lending set forth in (5) above, the 1940 Act does not prohibit a Subaccount from making loans; however, SEC staff interpretations currently prohibit Subaccounts from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans. While lending securities may be a source of income to a Subaccount, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Subaccount’s manager or a sub-adviser believes the income justifies the attendant risks. A Subaccount also will be permitted by this policy to make loans of money, including to other funds. A Subaccount would have to obtain exemptive relief from the SEC to make loans to other Subaccounts. The policy in (5) above will be interpreted not to prevent a Subaccount from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to concentration set forth in (6) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a Subaccount’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A Subaccount that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (6) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a Subaccount as to how to classify issuers within or among industries.

With respect to the fundamental policy relating to commodities set forth in (7) above, the 1940 Act does not prohibit a Subaccount from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a Subaccount is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a Subaccount’s purchases of illiquid securities to 15% of net assets. If a Subaccount were to invest in a physical commodity or a physical commodity-related instrument, the Subaccount would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (7) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

The Subaccounts’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

As a matter of operating policy, each Asset Allocation Funds Subaccount may not:

(1) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control;

(2) Illiquid Securities. Purchase a security if, as a result of such purchase, more than 15% of the value of each Asset Allocation Funds Subaccount’s net assets would be invested in illiquid securities or other securities that are not readily marketable;

(3) Oil and Gas Programs. Purchase participations or other direct interests or enter into leases with respect to, oil, gas, other mineral exploration or development programs;

(4) Options. Invest in options;

(5) Ownership of Portfolio Securities by Officers and Directors. Purchase or retain the securities of any issuer if, to the knowledge of the Managing Board of the Asset Allocation Funds Account, those officers and directors of TFLIC and TAM, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities;

(6) Unseasoned Issuers. Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government or any foreign government, their agencies or instrumentalities) if, as a result, more than 5% of the value of each Subaccount’s total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors; or

(7) Warrants. Invest in warrants.

Each Asset Allocation Funds Subaccount may invest more than 5% of its assets in any one Variable Funds Subaccount, and each Asset Allocation Funds Subaccount may invest substantially all of its assets, collectively, in Variable Funds Subaccounts.

Because of their investment objectives and policies, the Asset Allocation Funds Subaccounts will each concentrate more than 25% of their assets in the investment company industry. In accordance with the Asset Allocation Funds Subaccounts’ investment programs set forth in the Prospectus, each of the Asset Allocation Funds Subaccounts may invest more than 25% of its assets in certain of the Variable Funds Subaccounts. However, each of the Portfolios in which each Variable Funds Subaccount will invest will not concentrate more than 25% of its total assets in any one industry (except that the Money Market Portfolio reserves the right to concentrate 25% or more of its assets in obligations of domestic branches of domestic banks).

Performance Information Relating to the Asset Allocation Funds Subaccounts

Standard Performance Information

From time to time, quotations of an Asset Allocation Funds Subaccount’s performance may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner for each Asset Allocation Funds Subaccount:

Total Return

The Asset Allocation Funds Subaccount’s total return will be calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 to reach the value of that investment at the end of the periods. The Asset Allocation Funds Subaccount may also calculate total rates of return which represent aggregate performance over a period of year-by-year performance.

Yield

The Asset Allocation Funds Subaccount’s yield quotation will be based on the annualized net investment income per unit of the Asset Allocation Funds Subaccount over a 30-day period. The current yield for the Asset Allocation Funds Subaccount is calculated by dividing the net investment income per unit of the Asset Allocation Funds Subaccount earned during the period by the net asset value per unit of the Asset Allocation Funds Subaccount on the last day of that period. The resulting figure is then annualized. Net investment income per unit is determined by dividing (i) the dividends and interest earned during the period, minus accrued expenses for the period, by (ii) the average number of units entitled to receive dividends during the period.

Comparison of Asset Allocation Funds Subaccount Performance

Comparison of the quoted non-standardized performance of various investments is useful only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of an Asset Allocation Funds Subaccount with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective investors, an Asset Allocation Funds Subaccount also may compare these figures to the performance of other funds tracked by fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. An underlying Portfolio may invest in some instruments not eligible for inclusion in such an index, and may be prohibited from investing in some instruments included in this index. Evaluations of an Asset Allocation Funds Subaccount’s performance made by independent sources may also be used in advertisements concerning an Asset Allocation Funds Subaccount. Sources for an Asset Allocation Funds Subaccount’s performance information may include, but are not limited to, the following:

Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

Barron’s, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

Changing Times, The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Consumer Digest, a monthly business/financial magazine that includes a “Money Watch” section featuring financial news.

Financial Times, Europe’s business newspaper, which features from time to time articles on international or country specific funds.

Financial World, a general business/financial magazine that includes a “Market Watch” department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

Investor’s Daily, a daily newspaper that features financial, economic and business news.

Lipper Analytical Services, Inc.’s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

New York Times, a nationally distributed newspaper which regularly covers financial news.

U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.

Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

Working Women, a monthly publication that features a “Financial Workshop” section reporting on the mutual fund/financial industry.

The performance of the Asset Allocation Funds Accounts may also be compared to benchmarks consisting of a combination of unmanaged indices, such as the Lehman Brothers Aggregate Bond Index, the Russell 3000 Index, the Merrill Lynch 1-3 Year Treasury Index, the Merrill Lynch High Yield Master II Index and the MSCI World Ex-US Index. When an Asset Allocation Funds Account’s performance is compared to such a combined benchmark, the percentage of each unmanaged index included in the benchmark will be disclosed.

Determination of Unit Value; Valuation of Securities

TFLIC determines the unit value of each Subaccount each day on which the New York Stock Exchange (“NYSE”) is open for business. The unit value is not determined in days when the NYSE is closed (generally, New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.) This daily determination of unit value is made as of the close of regular trading on the NYSE, currently 4:00 p.m., New York time unless the NYSE closes earlier, by dividing the total assets of a Subaccount less all of its liabilities, by the total number of units outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of determination of unit value next following the receipt of any purchase or redemption order deemed to be in good order.

Units of each Variable Funds Subaccount are valued based upon the valuation of the securities held by the corresponding underlying Portfolio in which the assets of the particular Variable Funds Subaccount are invested. Units of each Asset Allocation Funds Subaccount are valued based upon the valuation of the units of each Variable Funds Subaccount in which the assets of the particular Asset Allocation Funds Subaccount are invested. Therefore, the valuation of units in both the Variable Funds Subaccounts and the Asset Allocation Funds Subaccounts depends on the valuation policies of the underlying Portfolios. The following discussion describes the valuation policies of the Portfolios.

Beneficial interests in each Portfolio are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the 1933 Act.

The Board of Trustees of Transamerica Partners Portfolios has approved procedures to be used to value the Portfolios’ securities for the purposes of determining the Portfolios’ net asset value. The valuation of the securities of the Portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Portfolios to TAM.

In general, securities and other investments are valued based on market value priced at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over the counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the Portfolios’ Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Portfolios’ Board of Trustees may, in good faith, establish a fair value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring;

securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The Portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with Portfolios’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its net asset value.

Each investor in each Portfolio, including the Variable Funds Subaccounts, may add to or reduce its investment in the Portfolio on each day that the New York Stock Exchange is open for trading. As of 4:00 p.m. (New York time) (or any earlier close of regular trading on the Exchange) on each such day, the value of each investor’s interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor’s share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor’s percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (a) the numerator of which is the value of such investor’s investment in the Portfolio as of 4:00 p.m. (or the earlier close of regular trading on the Exchange) on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor’s investment in the Portfolio effected on such day, and (b) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. (or the earlier close of regular trading on the Exchange) on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor’s interest in a Portfolio as of 4:00 p.m. (or the earlier close of regular trading on the Exchange) on the following day the New York Stock Exchange is open for trading.

Management of Transamerica Partners Portfolios

The Board Members and executive officers of the Transamerica Partners Portfolios are listed below. The Board governs each Portfolio and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Portfolio and the operation of the Transamerica Partners Portfolios by its officers. The Board also reviews the management of each Portfolio’s assets by the investment adviser and its respective sub-adviser. The Portfolios are among the funds advised and sponsored by TAM (collectively, the “Transamerica Asset Management Group”). Transamerica Asset Management Group (“TAMG”) consists of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”), and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 150 funds as of the date of this SAI.

The mailing address of each Board Member is c/o Secretary of TPP, 570 Carillon Parkway, St. Petersburg, Florida 33716. The Board Members, their ages and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in TAMG the Board oversees, and other board memberships they hold are set forth in the table below.

Term of
		Office		Number of
		and		Funds in
		Length of		Complex
	Position(s) Held	Time	Principal Occupation(s) During	Overseen by Board	Other
Name and Age	with Trust	Served*	Past 5 Years	Member	Directorships
Interested Board Member**

John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 2007
Chairman and Board Member (2008 – present), President (2007 – present), Chief Executive Officer (2006 – present), Vice President, Secretary and Chief Compliance Officer (2003 – 2006), Transamerica Investors, Inc. (“TII”);

Chairman, Board Member, President and Chief Executive Officer, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Chairman (2007 – present), Board Member (2006 – present), President and Chief Executive Officer (2006 – present), Senior Vice President (1999 – 2006), Chief Compliance Officer, General Counsel and Secretary (1999 – 2006), Transamerica Funds and TST;

Chairman (2007 – present), Board Member (2006 – present), President and Chief Executive Officer (2006 – present), Senior Vice President (2002 – 2006), General Counsel, Secretary and Chief Compliance Officer (2002 – 2006), TIS;

Chairman, President and Chief Executive Officer (2006 – present), Director (2002 – present), Senior Vice President (1999 – 2006), General Counsel and Secretary (2000 – 2006), Chief Compliance Officer (2004 – 2006), TAM;

Chairman, President and Chief Executive Officer (2006 – present), Senior Vice President (1999 – 2006), Director (2002 – present), General Counsel and Secretary (2001 – 2006), Transamerica Fund Services, Inc. (“TFS”);

Vice President, AFSG Securities Corporation (2001 – present);

Senior Vice President, General Counsel and Secretary, Transamerica Index Funds, Inc. (“TIF”) (2002 – 2004); and

Director, (2008 – present), Vice President, Transamerica Investment Services, Inc. (“TISI”) (2003 – 2005) and Transamerica Investment Management, LLC (“TIM”) (2001 – 2005).
				150	N/A

Term of
		Office		Number of
		and		Funds in
		Length of		Complex
	Position(s) Held	Time	Principal Occupation(s) During	Overseen by Board	Other
Name and Age	with Trust	Served*	Past 5 Years	Member	Directorships
Independent Board Members***

Sandra N. Bane (1952)	Board Member	Since 2008	Retired (1999 – present); Partner, KPMG (1975 – 1999); Board Member, TII (2003 – present); and Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 – present).	150	Big 5 Sporting Goods (2002 – present); AGL Resources, Inc. (energy services holding company) (2008 – present)
Leo J. Hill (1956)	Lead Independent Board Member	Since 2007
Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, Transamerica Funds and TIS (2002 – present);

Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Board Member, TII (2008 – present);

President, L. J. Hill & Company (a holding company for privately-held assets) (1999 – present);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).
				150	N/A

David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present); Board Member, TII (2009 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	150	N/A

		Term of
		Office		Number of
		and		Funds in
		Length of		Complex
	Position(s) Held	Time	Principal Occupation(s) During	Overseen by Board	Other
Name and Age	with Trust	Served*	Past 5 Years	Member	Directorships
Russell A. Kimball, Jr. (1944)	Board Member	Since 2007	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, Transamerica Funds, (1986 – 1990), (2002 – present); Board Member, TIS (2002 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (2008 – present).	150	N/A

Eugene M. Mannella (1954)	Board Member	Since 1993	Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 – present); Self-employed consultant (2006 – present); President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 – 2008); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – present); and President, International Fund Services (alternative asset administration) (1993 – 2005).	150	N/A

Norman R. Nielsen, Ph.D. (1939)	Board Member	Since 2007	Retired (2005 – present); Board Member, Transamerica Funds, TST and TIS (2006 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – present); Director, Iowa Student Loan Service Corporation (2006 – present); Director, League for Innovation in the Community Colleges (1985 – 2005); Director, Iowa Health Systems (1994 – 2003); Director, U.S. Bank (1985 – 2006); and President, Kirkwood Community College (1985 – 2005).	150	Buena Vista University Board of Trustees (2004 – present)

Joyce G. Norden (1939)	Board Member	Since 1993	Retired (2004 – present); Board Member, TPFG, TPFG II and TAAVF (1993 – present); Board Member, TPP (2002 – present); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – present); and Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 – 2004).	150	Board of Governors, Reconstructionist Rabbinical College (2007 – present)

Term of
		Office		Number of
		and		Funds in
		Length of		Complex
	Position(s) Held	Time	Principal Occupation(s) During	Overseen by Board	Other
Name and Age	with Trust	Served*	Past 5 Years	Member	Directorships
Patricia L. Sawyer (1950)	Board Member	Since 1993	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University; Vice President, American Express (1987 – 1989); Vice President, The Equitable (1986 – 1987); and Strategy Consultant, Booz, Allen & Hamilton (1982 – 1986).	150	Honorary Trustee, Bryant University (1996 – present)

John W. Waechter (1952)	Board Member	Since 2007	Attorney, Englander & Fischer, P.A. (2008 – present); Retired (2004 – 2008); Board Member, TST and TIS (2004 – present); Board Member, Transamerica Funds (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – present); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	150	Operation PAR, Inc. (2008 – present); West Central Florida Council – Boy Scouts of America (2008 – present)

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

**	May be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his employment with TAM or an affiliate of TAM.

***	Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust.

OFFICERS

The mailing address of each officer is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The following table shows information about the officers, including their ages, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Term of
Office and
		Length of	Principal Occupation(s) or
Name and Age	Position	Time Served*	Employment During Past 5 Years
John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 2007	See the table above.

Dennis P. Gallagher (1970)	Vice President, General Counsel and Secretary	Since 2007
Vice President, General Counsel and Secretary, Transamerica Funds, TST and TIS (2006 – present);

Vice President, General Counsel and Secretary, TII, (2006 – present);

Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Director, Senior Vice President, General Counsel, Operations, and Secretary, TAM and TFS (2006 – present);

Assistant Vice President, TCI (2007 – present); and

Director, Deutsche Asset Management (1998 – 2006).

Robert A. DeVault, Jr. (1965)	Vice President, Treasurer and Principal Financial Officer	Since 2009
Vice President, Treasurer and Principal Financial Officer, (March 2010 – present), Assistant Treasurer, (2009 – 2010), Transamerica Funds, TST, TII, TIS, TPP, TPFG, TPFG II and TAAVF;

Vice President (March 2010 – present), Assistant Vice President (2007 – 2010) and Manager, Fund Administration, (2002 – 2007), TFS; and

Vice President (March 2010 – present), TAM.

Christopher A. Staples (1970)	Vice President and Chief Investment Officer	Since 2007
Vice President and Chief Investment Officer (2007 – present); Vice President - Investment Administration (2005 – 2007), TII;

Vice President and Chief Investment Officer (2007 – present), Senior Vice President - Investment Management (2006 – 2007), Vice President - Investment Management (2005 – 2006), Transamerica Funds, TST and TIS;

Vice President and Chief Investment Officer, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Director (2005 – present), Senior Vice President – Investment Management (2006 – present) and Chief Investment Officer (2007 – present), TAM;

Director, TFS (2005 – present); and

Assistant Vice President, Raymond James & Associates (1999 – 2004).

Term of
Office and
		Length of	Principal Occupation(s) or
Name and Age	Position	Time Served*	Employment During Past 5 Years
Robert S. Lamont, Jr. (1973)	Vice President, Chief Compliance Officer and Conflicts of Interest Officer	Since 2010
Vice President, Chief Compliance Officer and Conflicts of Interest Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (February 2010 – present);

Vice President and Senior Counsel, TAM and TFS (2007 – present);

Senior Counsel, United States Securities and Exchange Commission (2004 – 2007); and

Associate, Dechert, LLP (1999 – 2004).

Bradley O. Ackerman (1966)	Anti-Money Laundering Officer	Since 2009
Anti-Money Laundering Officer, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Anti-Money Laundering Officer, Transamerica Funds (2007 – present);

Senior Compliance Officer, TAM (2007 – present); and

Director, Institutional Services, Rydex Investments (2002 – 2007).

Sarah L. Bertrand (1967)	Assistant Secretary	Since 2009
Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Assistant Secretary, TII (2009 – present);

Assistant Vice President and Director, Legal Administration, TAM and TFS (2007 – present);

Assistant Secretary and Chief Compliance Officer, 40 – 86 Series Trust and 40 – 86 Strategic Income Fund (2000 – 2007); and

Second Vice President and Assistant Secretary, Legal and Compliance, 40 – 86 Capital Management, Inc. (1994 – 2007).

Timothy J. Bresnahan (1968)	Assistant Secretary	Since 2009
Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Assistant Secretary, TII (2009 – present);

Counsel, TAM (2008 – present);

Counsel (contract), Massachusetts Financial Services, Inc. (2007);

Assistant Counsel, BISYS Fund Services Ohio, Inc. (2005 – 2007); and

Associate, Greenberg Traurig, P.A. (2004 – 2005).

Margaret A. Cullem-Fiore (1957)	Assistant Secretary	Since 2010
Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (April 2010 – present);

Assistant Vice President, TCI (2009 – present);

Vice President and Senior Counsel, TAM and TFS (2006 – present);

Vice President and Senior Counsel, Transamerica Financial Advisors, Inc. (2004 – 2007); and

Vice President and Senior Counsel, Western Reserve Life Assurance Co. of Ohio (2006).

Term of
Office and
		Length of	Principal Occupation(s) or
Name and Age	Position	Time Served*	Employment During Past 5 Years
Richard E. Shield, Jr. (1974)	Tax Officer	Since 2008
Tax Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 – present);

Tax Officer, TII (2008 – present);

Tax Manager, Jeffrey P. McClanathan, CPA (2006 – 2007) and Gregory, Sharer & Stuart (2005 – 2006);

Tax Senior, Kirkland, Russ, Murphy & Tapp, P.A. (2003 – 2005); and

Certified Public Accountant, Schultz, Chaipel & Co., LLP (1998 – 2003).

Elizabeth Strouse (1974)	Assistant Treasurer	Since 2010
Assistant Treasurer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (April 2010 – present);

Director, Fund Financial Services (2009 – present), TFS;

Director, Fund Administration, TIAA-CREF (2007 – 2009); and

Manager (2006 – 2007) and Senior (2003 – 2006) Accounting and Assurance, PricewaterhouseCoopers, LLC.

*	Elected and serves at the pleasure of the Board of the Trust.

If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.

Each of the Board Members, other than Mr. Jennings, previously served as a trustee or director of the TAM, Diversified or Premier fund family, and each Board Member was thus initially selected by the board of the applicable predecessor fund family. In connection with the consolidation of all “manager of managers” investment advisory services within Transamerica in 2007, a single board was established to oversee the TAM and Diversified fund families, and each of the Board Members, other than Ms. Bane and Mr. Jennings, joined the Board at that time. The Board was established with a view both to ensuring continuity of representation by board members of the TAM and Diversified fund families on the Board and in order to establish a Board with experience in and focused on overseeing various types of funds, which experience would be further developed and enhanced over time. Ms. Bane joined the Board in 2008 when the Premier fund family was consolidated into TAMG. Mr. Jennings joined the Board in 2009.

The Board believes that each Board Member’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Board Members’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with TAM, the sub-advisers, other services providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: his or her character and integrity; such person’s service as a board member of a predecessor fund family (other than Mr. Jennings); such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Board Member; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Trust; as to each Board Member other than Mr. Carter, his or her status as not being an “interested person” as defined in the 1940 Act; and, as to Mr. Carter, his status as a representative of TAM. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Board Member: Ms. Bane, accounting experience and experience as a board member of multiple organizations; Mr. Hill, financial and entrepreneurial experience as an executive, owner and consultant; Mr. Jennings, investment management experience as an executive of investment management organizations and portfolio manager; Mr. Kimball, business experience as an executive; Mr. Mannella, accounting and fund administration experience, investment management industry experience as an executive and consultant; Mr. Nielsen, academic leadership, insurance, business development and board experience; Ms. Norden, non-profit executive experience and extensive board and academic leadership; Ms. Sawyer, management consulting and board experience; Mr. Waechter, securities industry and fund accounting and fund compliance experience, legal experience and board experience; and Mr. Carter, investment management experience as an executive and leadership roles with TAM and affiliated entities. References to the qualifications, attributes and skills of Board Members are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Board Member as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the funds. Mr. Carter serves as Chairman of the Board. Mr. Carter is an interested person of the funds. Independent Board Members constitute more than 75% of the Board.

The Board has two standing committees: the Audit Committee and Nominating Committee. Both the Audit Committee and Nominating Committee are chaired by an Independent Board Member and composed of all of the Independent Board Members. In addition, the Board has a Lead Independent Board Member.

The Lead Independent Board Member and the chairs of the Audit and Nominating Committees work with the Chairman of the Board to set the agendas for Board and committee meetings. The Lead Independent Board Member also serves as a key point person for dealings between management and the Independent Board Members. Through the funds’ board committees the Independent Board Members consider and address important matters involving the funds, including those presenting conflicts or potential conflicts of interest for management and they believe they can act independently and effectively.

The Board currently believes that an interested Chairman is appropriate and is in the best interests of the funds and their shareholders, and that its committees help ensure that the funds have effective and independent governance and oversight. The Board believes that an interested Chairman has a professional interest in the quality of the services provided to the funds and that the Chairman is best equipped to provide oversight of such services on a day-to-day basis because of TAM’s sponsorship of the funds and TAM’s ongoing monitoring of the investment sub-advisers that manage the assets of each fund. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Board Members from management. The Independent Board Members also believe that they can effectively act independently without having an Independent Board Member act as Chairman. Among other reasons, this belief is based on the fact that the Independent Board members represent over 75% of the Board.

The Audit Committee, among other things, oversees the accounting and reporting policies and practices of the Trust, oversees the quality and integrity of the financial statements of the Trust, approves, prior to appointment, the engagement of the Trust’s independent registered public accounting firm, reviews and evaluates the independent registered public accounting firm’s qualifications, independence and performance, and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent registered public accounting firm and all permissible non-audit services provided by each fund’s independent registered public accounting firm to TAM and any affiliated service providers if the engagement relates directly to each fund’s operations and financial reporting.

The Nominating Committee is a forum for identifying, considering, selecting and nominating, or recommending for nomination by the Board, candidates to fill vacancies on the Board.

When addressing vacancies, the Nominating Committee sets any necessary standards or qualifications for service on the Board and may consider nominees recommended by any source it deems appropriate, including Management and shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Board Members to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). The committee has, however, established (and reviews from time to time as it deems appropriate) certain desired qualities and qualifications for nominees, including certain personal attributes and certain skills and experience.

Through its oversight of the management and operations of the funds, the Board also has a risk oversight function, which includes (without limitation) the following: (i) requesting and reviewing reports on the operations of the funds (such as reports about the performance of the funds); (ii) reviewing compliance reports and approving compliance policies and procedures of the funds and their service providers; (iii) meeting with management to consider areas of risk and to seek assurances that adequate resources are available to address risks; (iv) meeting with service providers, including fund auditors, to review fund activities; and (v) meeting with the Chief Compliance Officer and other officers of the funds and their service providers to receive information about compliance, and risk assessment and management matters. Such oversight is exercised primarily through the Board and its Audit Committee but, on an ad hoc basis, also can be exercised by the Independent Board Members during executive sessions. The Board has emphasized to TAM and the sub-advisers the importance of maintaining vigorous risk management.

The Board recognizes that not all risks that may affect the funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board Members as to risk management matters are typically summaries of the relevant information. Most of the funds’ investment management and business affairs are carried out by or through TAM, its affiliates, the sub-advisers and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

In addition, it is important to note that each fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Additional Information about the Committees of the Board

Both the Audit Committee and Nominating Committee are composed of all of the Independent Board Members. For the fiscal year ended December 31, 2009, the Audit Committee met five times and the Nominating Committee met one time.

Compensation

For the fiscal year ended December 31, 2009, the Trust provided the following compensation to its Trustees. Mr. Carter is not compensated for his services as Trustee because of his affiliation with TAM.

			Transamerica Partners
	Transamerica Partners	Transamerica Partners	High Quality Bond
Trustee	Balanced Portfolio	Core Bond Portfolio	Portfolio
Sandra N. Bane	$455	$4,561	$1,047
Leo J. Hill	$563	$5,647	$1,296
David W. Jennings	$144	$1,447	$332
Neal M. Jewell*	$455	$4,561	$1,047
Russell A. Kimball, Jr	$455	$4,561	$1,047
Eugene M. Mannella	$455	$4,561	$1,047
Norm R. Nielsen	$455	$4,561	$1,047
Joyce Galpern Norden	$455	$4,561	$1,047
Patricia L. Sawyer	$455	$4,561	$1,047
John W. Waechter	$496	$4,968	$1,140

		Transamerica Partners	Transamerica Partners
	Transamerica Partners	Inflation-Protected	International Equity
Trustee	High Yield Bond Portfolio	Securities Portfolio	Portfolio
Sandra N. Bane	$1,348	$953	$2,144
Leo J. Hill	$1,669	$1,180	$2,655
David W. Jennings	$428	$302	$680
Neal M. Jewell*	$1,348	$953	$2,144
Russell A. Kimball, Jr	$1,348	$953	$2,144
Eugene M. Mannella	$1,348	$953	$2,144
Norm R. Nielsen	$1,348	$953	$2,144
Joyce Galpern Norden	$1,348	$953	$2,144
Patricia L. Sawyer	$1,348	$953	$2,144
John W. Waechter	$1,469	$1,038	$2,335

	Transamerica Partners	Transamerica Partners	Transamerica Partners
Trustee	Large Core Portfolio	Large Growth Portfolio	Large Value Portfolio
Sandra N. Bane	$540	$3,433	$2,966
Leo J. Hill	$668	$4,250	$3,673
David W. Jennings	$171	$1,089	$941
Neal M. Jewell*	$540	$3,433	$2,966
Russell A. Kimball, Jr	$540	$3,433	$2,966
Eugene M. Mannella	$540	$3,433	$2,966
Norm R. Nielsen	$540	$3,433	$2,966
Joyce Galpern Norden	$540	$3,433	$2,966
Patricia L. Sawyer	$540	$3,433	$2,966
John W. Waechter	$588	$3,739	$3,231

	Transamerica Partners	Transamerica Partners
Trustee	Money Market Portfolio	Small Core Portfolio
Sandra N. Bane	$3,252	$1,242
Leo J. Hill	$4,026	$1,538
David W. Jennings	$1,032	$394
Neal M. Jewell*	$3,252	$1,242
Russell A. Kimball, Jr	$3,252	$1,242
Eugene M. Mannella	$3,252	$1,242
Norm R. Nielsen	$3,252	$1,242
Joyce Galpern Norden	$3,252	$1,242
Patricia L. Sawyer	$3,252	$1,242
John W. Waechter	$3,542	$1,353

*	Neal M. Jewell retired from his position as a Board Member on January 1, 2010.

(1)	Of this aggregate compensation, the total amounts deferred from the Trust (including earnings and dividends) and accrued for the benefit of the participating Trustees for the year ended December 31, 2009, were as follows: Sandra N. Bane, $0; Leo J. Hill, $7,235; David W. Jennings, $0; Neal M. Jewell, $370; Russell A. Kimball, Jr., $518; Eugene M. Mannella, $0; Norman R. Nielsen, $0; Joyce G. Norden, $0; Patricia L. Sawyer, $16,921; and John W. Waechter, $0.

Independent Trustees receive a total annual retainer fee of $124,000 from the funds/portfolios that make up the Transamerica Asset Management Group, as well as total fees of $8,800 per meeting (assumes five meetings annually). The Lead Independent Board Member of the Board also receives an additional retainer of $40,000 per year. The Audit Committee Chairperson receives an additional retainer of $15,000 per year. Transamerica Partners Portfolios pays a pro rata share of such compensation allocable to each series based on the relative assets of the series.

Under a non-qualified deferred compensation plan effective January 1, 2008 as amended and restated May 1, 2008 (the “Deferred Compensation Plan”) available to the Board Members, compensation may be deferred that would otherwise be payable by the Trust to an Independent Board Member on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of the Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Board Members. It is not anticipated that the Deferred Compensation Plan will have any material impact on the Portfolios.

Amounts deferred and accrued under the Deferred Compensation Plan are unfunded and unsecured claims against the general assets of the Trust.

The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to the Trust or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees of the Trust, or in a written opinion of legal counsel chosen by a majority of the Trustees and determined by them in their reasonable judgement to be independent, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Code of Ethics

Transamerica Partners Portfolios, the Transamerica Asset Allocation Funds Account, TAM, each subadviser and TCI each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Transamerica Partners Portfolios, the Transamerica Asset Allocation Funds Account, TAM, a subadviser and TCI from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Portfolios or the Account (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities.

Investment Advisory Services

Transamerica Asset Management, Inc. (“TAM,” or the “Adviser”) manages the assets of each Portfolio pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) with Transamerica Partners Portfolios with respect to that Portfolio, and subject to the investment policies described herein and in the Prospectus for the Portfolios. Subject to such further policies as the Board of Trustees of Transamerica Partners Portfolios may determine, the Adviser provides general investment advice to each Portfolio.

For each Portfolio, TAM or its predecessor has entered into an Investment Subadvisory Agreement (each a “Subadvisory Agreement”) with one or more Subadvisers.

Each TAM Advisory Agreement provides that TAM may render services to others. Each TAM Advisory Agreement may be terminated without penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days’ written notice to TAM. Each TAM Advisory Agreement may be terminated by TAM on 90 days’ written notice to the Portfolio. Each TAM Advisory Agreement will immediately terminate in the event of its assignment. Each TAM Advisory Agreement provides that the Adviser shall not be liable for any mistake in judgment or for certain other events, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Advisory Agreement.

Each Subadvisory Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by the vote of a majority of the outstanding voting securities of the Portfolio, or by TAM. The Subadviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM. Each Subadvisory Agreement will automatically terminate in the event of its assignment. Each Subadvisory Agreement provides that the Subadviser shall be responsible only for managing the assets of the applicable Portfolio in good faith and in accordance with the investment objectives, fundamental policies, and restrictions and shall not be liable for certain other events (each as listed in the applicable Subadvisory Agreement), except in the case of one or more of the following (depending on the provisions of the applicable Subadvisory Agreement): willful misfeasance, bad faith, negligence, gross negligence, breach of fiduciary duty, violation of law, or breach or reckless disregard of its obligations and duties under the Subadvisory Agreement.

The Adviser’s and Subadviser’s fees with respect to each Portfolio are described in the Prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by AEGON USA, LLC. (AEGON USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

The Portfolios may rely on an Order from the Securities and Exchange Commission (Release IC-23379 dated August 5, 1998) that permits TAM, subject to certain conditions, and without the approval of shareholders to: (1) employ a new unaffiliated subadviser for a portfolio pursuant to the terms of a new investment subadvisory agreement, either as a replacement for an existing subadviser or as an additional subadviser; (2) materially change the terms of any subadvisory agreement; and (3) continue the employment of an existing subadvisory on subadvisory contract terms where a contract has been assigned because of a change of control of the subadviser. In such circumstances, shareholders would receive notice and information about the new subadviser within ninety (90) days after the hiring of any new subadviser.

Prior to November 1, 2007, Diversified Investment Advisors, Inc. (“Diversified”), an affiliate of TAM, served as the investment adviser to the Portfolios. Amounts paid for advisory fees prior to November 1, 2007 were paid to Diversified.

For the fiscal year ended December 31, 2007, the Adviser earned and voluntarily waived advisory fees as indicated with respect to the following Portfolios and Subaccounts:

Portfolio/Subaccount	Earned	Waived
Money Market	$2,470,667	$—

High Quality Bond	2,964,178	—

Inflation-Protected Securities	504,521	28,288

Core Bond	7,565,607	—

High Yield Bond	2,991,943	—

Balanced	1,652,426	76,387

Large Value	15,877,576	935

Large Core	6,367,153	2,107

Large Growth	15,336,383	1,414

Small Core	9,060,023	2,600

International Equity	17,026,492	1,288

Short Horizon Subaccount	21,447	—

Intermediate Horizon Subaccount	63,294	—

Intermediate/Long Horizon Subaccount	103,143	—

For the fiscal year ended December 31, 2008, the Adviser earned and voluntarily waived advisory fees as indicated with respect to the following Portfolios and Subaccounts:

Portfolio/Subaccount	Earned	Waived
Money Market	$3,029,823	$—

High Quality Bond	1,839,044	—

Inflation-Protected Securities	1,624,043	1,560

Core Bond	6,828,373	—

High Yield Bond	3,006,017	—

Balanced	1,093,922	79,435

Large Value	10,367,668	1,478

Large Core	2,754,656	—

Large Growth	10,928,969	—

Small Core	5,065,556	16,567

International Equity	13,803,875	—

Short Horizon Subaccount	21,681	—

Intermediate Horizon Subaccount	56,271	—

Intermediate/Long Horizon Subaccount	87,849	—

For the fiscal year ended December 31, 2009, the Adviser earned and voluntarily waived advisory fees as indicated with respect to the following Portfolios and Subaccounts:

Portfolio/Subaccount	Earned	Waived
Money Market	$3,073,964	$—

High Quality Bond	1,395,652	—

Inflation-Protected Securities	1,281,031	4,245

Core Bond	5,321,346	428

High Yield Bond	2,916,686	107

Balanced	657,985	73,154

Large Value	5,514,739	86

Large Core	1,550,023	—

Large Growth	6,917,985	1,238

Small Core	2,617,102	1,342

International Equity	7,472,534	—

Short Horizon Subaccount	19,175	—

Intermediate Horizon Subaccount	44,543	—

Intermediate/Long Horizon Subaccount	58,737	—

Subadvisers

The Subadvisers make the day-to-day investment decisions for the Transamerica Partners Portfolios, subject in all cases to the general supervision of TAM. The Subadvisers (other than the Subadviser to the Money Market Portfolio) are listed below, along with information they have provided regarding the compensation of certain investment management personnel, other accounts managed by each such person, and each such person’s ownership of securities of the Funds that invest in the Portfolio with respect to which such person has or shares management responsibility.

Aronson+Johnson+Ortiz, LP (“AJO”).  AJO was founded in 1984 and became a registered investment adviser on December 11, 1984. AJO is owned and operated by 13 principals, with experience spanning portfolio management, security analysis, trading, consulting, public accounting, compliance and econometrics.

Theodore R. Aronson, Stefani Cranston, Kevin M. Johnson, Gina Marie N. Moore, Martha E. Ortiz, R. Brian Wenzinger, and Christopher J. W. Whitehead (the “AJO Team”) are responsible for the day-to-day supervision of the Large Value Portfolio and the Large Core Portfolio on behalf of AJO.

As of December 31, 2009, the AJO Team managed assets for (i) 18 other registered investment companies having approximately $3.8 billion in total assets (with AJO’s advisory fee being based on performance for 2 of such registered investment companies, which had approximately $80 million in total assets), (ii) 21 other pooled investment vehicles having approximately $3.0 billion in total assets (with AJO’s advisory fee being based on performance for 5 of such pooled investment vehicles, which had approximately $246 million in total assets), and (iii) 103 other accounts having approximately $12 billion in total assets (with AJO’s advisory fee being based on performance for 44 of such accounts, which had approximately $4.2 billion in total assets).

Compensation

Each of AJO’s portfolio managers is a principal of the firm. All principals are compensated through a fixed salary, equity-based cash distributions, and merit-based cash bonuses that are awarded entirely for contributions to the firm. Each calendar year-end, the managing principal of AJO, in consultation with the other senior partners, determines the bonus amounts for each portfolio manager. Bonuses can be a significant portion of a portfolio manager’s overall compensation. Bonus amounts are generally based on the following factors: net revenues and cash position of AJO; ownership percentage of the portfolio manager; and overall contributions of the portfolio manager to the operations of AJO. Portfolio managers may also be awarded non-cash compensation in the form of increased ownership in the firm. Although many of the firm’s fee arrangements are performance-based, no individual’s compensation is directly tied to account performance nor to the value of the assets held in particular funds, or even firm-wide assets. Presently AJO has no deferred compensation arrangements.

Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the funds on the one hand and other accounts for which the portfolio managers are responsible on the other. For example, portfolio managers may have conflicts of interest in allocating management time, resources, and investment opportunities among the funds and other accounts advised by the portfolio managers. Differences between accounts may lead to additional conflicts — accounts may differ in terms of fee structure (fixed versus performance-based), size (and, hence, absolute fee), restrictions, or investment strategy.

AJO has policies and procedures in place to mitigate potential conflicts of interest. For example, AJO’s fixed-fee schedules are standardized and all fixed-fee accounts of similar size and similar mandate are subject to AJO’s most-favored-nation fee policy. Investment opportunities and aggregated trades are both subject to policies requiring fair treatment across accounts, without regard to account size or fee type. All material conflicts are disclosed in AJO’s Form ADV.

Ownership of Securities

As of December 31, 2009, no member of the AJO Team beneficially owned securities in any of the Funds that invest in the Large Value Portfolio or the Large Core Portfolio.

BlackRock Financial Management, Inc. (“BlackRock”)  BlackRock, a Delaware corporation, is a wholly-owned indirect subsidiary of BlackRock Inc. BlackRock is a registered investment adviser organized in 1994.

Curtis Arledge and Mathew Marra are responsible for the day-to-day supervision of the Core Bond Portfolio on behalf of BlackRock.

As of December 31, 2009, Mr. Arledge managed assets for (i) 31 other registered investment companies having approximately $18.70 billion in total assets, (ii) 5 other pooled investment vehicles having approximately $3.85 billion in total assets (with BlackRock’s advisory fee being based on performance for 2 of such pooled investment vehicles, which had approximately $2.69 billion in total assets), and (iii) 2 other accounts having approximately $975 million in total assets (with BlackRock’s advisory fee being based on performance for 1 of such pooled investment vehicles, which had approximately $204.8 million in total assets).

As of December 31, 2009, Mr. Marra managed assets for (i) 32 other registered investment companies having approximately $19.71 billion in total assets, (ii) 1 other pooled investment vehicle having approximately $317 million in total assets, and (iii) 8 other accounts having approximately $2.23 billion in total assets (with BlackRock’s advisory fee being based on performance for 1 of such accounts, which had approximately $629 million in total assets).

Stuart Spodek and Brian Weinstein are responsible for the day-to-day supervision of the Inflation-Protected Securities Portfolio on behalf of BlackRock.

As of December 31, 2009, Mr. Spodek managed assets for (i) 11 other registered investment companies having approximately $6.21 billion in total assets, (ii) 12 other pooled investment vehicles having approximately $2.8 billion in total assets (with BlackRock’s advisory fee being based on performance for 3 of such pooled investment vehicles, which had approximately $1.43 billion in total assets), and (iii) 73 other accounts having approximately $21.05 billion in total assets (with BlackRock’s advisory fee being based on performance for 6 of such accounts, which had approximately $1.67 billion in total assets).

As of December 31, 2009, Mr. Weinstein managed assets for (i) 7 other registered investment companies having approximately $4.15 billion in total assets, (ii) 42 other pooled investment vehicles having approximately $6.71 billion in total assets (with BlackRock’s advisory fee being based on performance for 3 of such accounts, which had approximately $821.4 million in total assets), and (iii) 137 other accounts having approximately $44.67 billion in total assets (with BlackRock’s advisory fee being based on performance for 19 of such accounts, which had approximately $2.95 billion in total assets).

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Portfolios, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, the relevant benchmarks for the Funds include the following:

Portfolio Manager	Benchmarks Applicable to Each Manager
Curtis Arledge	A combination of market-based indices (e.g., Barclays Capital Aggregate Index, Barclays Capital Universal Index, Barclays Capital Intermediate Government/Credit Index), certain customized indices and certain fund industry peer groups.

Matthew Marra	A combination of market-based indices (e.g., Barclays Capital Aggregate Index, Barclays Capital Universal Index, Barclays Capital Intermediate Government/Credit Index), certain customized indices and certain fund industry peer groups.

Stuart Spodek	A combination of market-based indices (e.g., Citigroup 1-Year Treasury Index, BofA Merrill Lynch 1-3 Year US Corporate & Government Index, Barclays Capital Global Real: U.S. Tips Index), certain customized indices and certain fund industry peer groups.

Brian Weinstein	A combination of market-based indices (e.g., Barclays Capital Global Real: U.S. Tips Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance of fixed income funds is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable. Performance of equity funds is measured on a pre-tax basis over various time periods including 1, 3 and 5-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Arledge, Marra, Spodek and Weinstein have each received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Arledge, Marra, Spodek and Weinstein have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Potential Material Conflicts of Interest

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolios, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolios. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolios. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Portfolios by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that Messrs. Arledge, Marra, Spodek and Weinstein currently manage certain accounts that are subject to performance fees. In addition, Messrs. Spodek and Weinstein assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Ownership of Securities

As of December 31, 2009, neither Mr. Arledge nor Mr. Marra beneficially owned securities in any of the Funds that invest in the Core Bond Portfolio. As of December 31, 2009 neither Mr. Spodek nor Mr. Weinstein beneficially owned any securities in any of the Funds that invest in the Inflation-Protected Securities Portfolio.

Eaton Vance Management.  Eaton Vance Management was organized as a Massachusetts business trust in 1990 and is a wholly owned subsidiary of Eaton Vance Corp.

Linda Carter and Michael W. Weilheimer are responsible for the day-to-day supervision of the High Yield Bond Portfolio on behalf of Eaton Vance Management.

As of December 31, 2009, Ms. Carter managed assets for (i) no other registered investment companies, (ii) 1 other pooled investment vehicles having approximately $96.1 million in total assets, and (iii) 12 other accounts having approximately $692 million in total assets. Eaton Vance Management’s advisory fee was not based on the performance for such other accounts.

As of December 31, 2009, Mr. Weilheimer managed assets for (i) 4 other registered investment companies having approximately $5.1 billion in total assets, (ii) 2 other pooled investment vehicles having approximately $211.5 million in total assets (with Eaton Vance Management’s advisory fee being based on performance for 0 of such pooled investment vehicles which had approximately $0 million in total assets), and (iii) 12 other accounts having approximately $692 million in total assets. Eaton Vance Management’s advisory fee was not based on the performance for such registered investment companies or such other accounts.

Compensation

Compensation of Eaton Vance Management portfolio managers, including Ms. Carter and Mr. Weilheimer, and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase non-voting common stock of Eaton Vance Management’s corporate parent, Eaton Vance Corp., and/or restricted shares of Eaton Vance Corp.’s non-voting common stock. Eaton Vance Management investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Eaton Vance Management employees.

Compensation of Eaton Vance’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year-end of Eaton Vance Corp.

Eaton Vance Management compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts as opposed to peer groups or benchmarks. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. Performance is normally based on periods ending on the September 30th preceding fiscal year-end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by Eaton Vance Management’s management not to provide a fair comparison, performance may be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. Performance is evaluated on a pre-tax basis. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. For funds with an investment objective other than total return (such as current income) consideration is given to the fund’s success in achieving its objective. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance. The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

Eaton Vance Management seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Eaton Vance Management participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Eaton Vance Management and its parent company. Eaton Vance Management’s overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of Eaton Vance Management portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Conflicts of Interest

It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of High Yield Bond Portfolio’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among High Yield Bond Portfolio and other accounts he or she advises. In addition due to differences in the investment strategies or restrictions between High Yield Bond Portfolio and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Portfolio. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may, create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he or she believes is equitable to all interested persons. Eaton Vance Management has adopted several policies and procedures designed to address these potential conflicts including: a code of ethics; and policies which govern Eaton Vance Management’s trading practices, including among other things, the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Ownership of Securities

As of December 31, 2009, neither Ms. Carter nor Mr. Weilheimer beneficially owned securities in any of the Funds that invest in the High Yield Bond Portfolio.

Fort Washington Advisors, Inc. (“FWIA”).  FWIA, an Ohio corporation, was founded in 1990 and is the money management and primary investment arm of The Western and Southern Life Insurance Company.

Richard R. Jandrain III, Daniel J. Kapusta, Bihag N. Patel, CFA and David K. Robinson, CFA, are responsible for the day-to-day management of the Small Core Portfolio on behalf of FWIA.

As of December 31, 2009, each member of the FWIA team managed assets for (i) 1 other registered investment company having approximately $36 million in total assets (FWIA’s advisory fee was not based on performance for such registered investment company); (ii) no other pooled investment vehicles, and (iii) 13 other separately managed accounts having approximately $604 million in total assets (FWIA’s advisory fee was not based on performance of this pooled investment vehicle).

Compensation

All of FWIA’s portfolio managers receive a fixed base salary and annual performance bonuses. Bonuses are based primarily on the overall performance of FWIA as well as the pre-tax performance (relative to the appropriate benchmark) of their respective asset category over a one-year and a three-year time horizon. Secondarily, portfolio managers are also assessed on their ability to retain clients and attract new clients. Additionally a long-term retention plan was instituted in 2000, whereby certain investment professionals are periodically granted participation units with a 7-year cliff vesting schedule. The structure includes long-term vesting provisions. The percentage of compensation allocated to performance bonuses, asset-increase incentives and long-term incentive compensation is determined annually by the firm’s President and approved by the Board of Directors.

Conflicts of Interest

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). This would include devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad array of accounts and incentive to allocate opportunities for performance based accounts. Fort Washington has adopted policies and procedures to address such conflicts.

Ownership of Securities

As of December 31, 2009, neither Messrs. Jandrain, Kapusta, Patel nor Robinson beneficially owned any securities in any of the Funds that invest in the Small Core Portfolio.

Goldman Sachs Asset Management, L.P. (“GSAM®”).  GSAM has been registered as an investment adviser with the Securities and Exchange Commission since 1990 and is an affiliate of Goldman, Sachs & Co.

Andrew Alford, Katinka Domotorffy, and William Fallon are responsible for the day-to-day supervision of the Balanced Portfolio on behalf of GSAM for the portion of the Balanced Portfolio assigned to GSAM by TAM.

As of December 31, 2009, Mr. Alford, Mr. Fallon and Ms. Domotorffy each managed assets for (i) 59 other registered investment companies having approximately $15.9 billion in total assets, (with GSAM’s advisory fee being based on performance for 12 of such accounts, which had approximately, $2 billion in total assets), (ii) 64 other pooled investment vehicles having approximately $10.8 billion in total assets, (with GSAM’s advisory fee being based on performance for 30 of such accounts, which had approximately $4.3 billion in total assets), and (iii) 836 other accounts having approximately $61.3 billion in total assets (with GSAM’s advisory fee being based on performance for 52 of such accounts, which had approximately $21.5 billion in total assets).

Compensation

Compensation for GSAM portfolio managers is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-3- and 5-year time horizons.

The benchmarks for this Fund is: S&P 500 Index

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation — In addition to base salary and discretionary variable compensation, GSAM has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Conflicts of Interest

GSAM’s portfolio managers are often responsible for managing one or more other mutual funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than other funds, and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. GSAM seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a fund and another client. GSAM conducts period reviews of trades for consistency with these policies.

Ownership of Securities

As of December 31, 2009, none of Mr. Alford, Ms. Domotorffy nor Mr. Fallon beneficially owned securities in any of the funds that invest in the Balanced Portfolio. Due to GSAM’s internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of sub-advised funds for which they have primary responsibility.

Invesco Advisers, Inc. (“Invesco”).  Invesco was formed in 1978 and is wholly owned by Invesco Ltd., a publicly-owned company whose shares are listed on the New York Stock Exchange under the symbol “IVZ.” Invesco Ltd. was originally incorporated in December 1935 under the laws of England and Wales.

Ralph Coutant, CFA, Anthony Munchak, CFA, Glen Murphy, CFA, Francis Orlando, CFA and Anthony Shufflebotham, CFA (the “Invesco Team”) are responsible for the day-to-day supervision of the Small Core Portfolio on behalf of Invesco.

As of December 31, 2009, Messrs. Coutant, Murphy and Shufflebotham each managed assets for (i) 7 other registered investment companies, having approximately $625.1 million in total assets (Invesco’s advisory fee was not based on the performance of any such registered investment company), (ii) 21 other pooled investment vehicles having approximately $1.6 billion in total assets (with Invesco’s advisory fee being based on performance for 3 of such accounts, which had approximately $152.7 million in total assets), and (iii) 88 other accounts having approximately $8.1 billion in total assets (with Invesco’s advisory fee being based on performance for 17 of such accounts, which had approximately $2.1 billion in total assets).

As of December 31, 2009, Messrs. Munchak and Orlando each managed assets for (i) 6 other registered investment companies having approximately $507.5 million in total assets, (ii) 6 other pooled investment vehicles having approximately $306.9 million in total assets, and (iii) 31 other accounts having approximately $1.9 billion in total assets (with Invesco’s advisory fee being based on performance for 5 of such accounts, which had approximately $266.6 million in total assets).

Compensation

Invesco seeks to maintain a compensation structure that is competitively positioned to attract and retain high-caliber investment professionals. Invesco’s compensation approach closely links rewards to results at every level -focusing our people on the greatest opportunities to move the business forward while building value for clients and shareholders.

The compensation and reward structure for investment professionals comprises three elements: base salary, annual incentive awards and long-term incentive awards.

•	Base salary. Each investment professional is paid a base salary. The amount of salary is based upon an individual’s experience and responsibilities, set at an appropriate level as determined by an independent compensation survey of the investment management industry.

•	Annual incentive award. Investment professionals are eligible for an annual incentive award, which may include cash, equity or both. The majority of the award is performance-driven, based on the success of the team’s overall investment and business results, as measured against client and IVZ benchmarks. A portion of the award is discretionary.

•	Long-term equity incentive award. Investment professionals who are critical to Invesco’s future success are eligible for a long-term incentive award. These awards vest after a minimum of three years.

Decisions regarding compensation and rewards are made by local managers within the investment teams. These decisions are reviewed and approved collectively by senior leadership, which has responsibility for executing the compensation approach across the organization.

Investment professionals are also eligible to participate in benefit plans and other programs available to all employees.

Conflicts of Interest

Invesco operates under a Code of Ethics that describes its procedures for identifying and managing conflicts of interest. The primary tools are employee self-reporting and compliance monitoring of duplicate confirmation and statements of access employees received from broker-dealers with whom employees have opened personal brokerage accounts. Invesco provides periodic training to employees to remind them of their obligations under the Code of Ethics to disclose any outside business activities, contacts with brokerage firms or other third parties, contacts with clients and prospects, and personal securities holdings and transactions. Invesco’s compliance staff reviews the reports generated by employees against securities trading on behalf of clients. Invesco also imposes limits on the gifts and entertainment its employees can provide to, or receive from, all third parties.

In addition, Invesco has established various policies to address conflicts of interests including, but not limited to, the use of clients’ commission (“soft dollars”) to obtain research and brokerage services, error correction, and allocation of securities. The Compliance Department monitors and reviews compliance with these policies and the Chief Compliance Officer will report any material violations to the Risk Management Committee.

Upon discovering a material violation of the Code, the Compliance Department will notify Invesco’s Chief Compliance Officer (CCO). The CCO will notify the Risk Management Committee of any material violations at the next regularly scheduled meeting.

The Compliance Department will issue a letter of education to the covered persons involved in violations of the Code that are determined to be inadvertent or immaterial. Invesco may impose additional sanctions in the event of repeated violations or violations that are determined to be material or not inadvertent, including disgorgement of profits, a letter of censure or suspension, or termination of employment.

Ownership of Securities

As of December 31, 2009, no member of the INVESCO Team beneficially owned securities in any of the Funds that invest in the Small Core Portfolio.

Jennison Associates LLC (“Jennison”).  Jennison has provided investment advisory services since 1969. The principal business address of Jennison is 466 Lexington Avenue, New York, New York 10017.

Blair A. Boyer, Michael A. Del Balso and Spiros “Sig” Segalas, are responsible for the day-to-day management of the Large Growth Portfolio on behalf of Jennison.

As of December 31, 2009, Mr. Boyer managed assets for (i) 5 other registered investment companies having approximately $3.1 billion in total assets; (ii) 3 other pooled investment vehicles having approximately $371 million in total assets, and (iii) 27 other separately managed accounts having approximately $2.7 billion in total assets.

As of December 31, 2009, Mr. Del Balso managed assets for (i) 11 other registered investment companies having approximately $10.1 billion in total assets; (ii) 5 other pooled investment vehicles having approximately $874 million in total assets, and (iii) 6 other separately managed accounts having approximately $704 million in total assets

(Other separately managed accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios).

As of December 31, 2009, Mr. Segalas managed assets for (i) 14 other registered investment companies having approximately $21.2 billion in total assets; (ii) 2 other pooled investment vehicles having approximately $223 million in total assets (Jennison’s advisory fee was not based in performance for such registered investment companies); (iii) 1 other pooled investment vehicle subject to a performance fee having approximately $8 million in total assets (Mr. Segalas only manages a portion of the account. The market value shown reflects the portion of the account managed by Mr. Segalas), and (iv) 9 other separately managed accounts having approximately $2.1 billion in total assets.

Compensation

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Additionally, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominately Jennison managed investment strategies on a tax-deferred basis.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors reviewed for the portfolio managers are listed in order of importance.

The following primary quantitative factor is reviewed for the portfolio managers: one and three year pre-tax investment performance of groupings of accounts (a “Composite”) relative to market conditions, pre-determined passive indices, such as the Russell 1000® Growth Index and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.

The qualitative factors reviewed for the portfolio managers may include: historical and long-term business potential of the product strategies; qualitative factors such as teamwork and responsiveness; and other individual factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional’s total compensation.

Conflicts of Interest

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison’s portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, other types of unregistered commingled accounts (including hedge funds), affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, timing of investments, fees, expenses and cash flows.

Furthermore, certain accounts (including affiliated accounts) in certain investment strategies may buy or sell securities while accounts in other strategies may take the same or differing, including potentially opposite, position. For example, certain strategies may short securities that may be held long in other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. Jennison has policies and procedures that seek to mitigate, monitor and manage this conflict.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Some accounts have higher fees, including performance fees, than others. Fees charged to clients differ depending upon a number of factors including, but not limited to, the particular strategy, the size of the portfolio being managed, the relationship with the client, the service requirements and the asset class involved. Fees may also differ based on the account type (e.g., commingled accounts, trust accounts, insurance company separate accounts or corporate, bank or trust-owned life insurance products). Some accounts, such as hedge funds and alternative strategies, have higher fees, including performance fees, than others. Based on these factors, a client may pay higher fees than another client in the same strategy. Also, clients with larger assets under management generate more revenue for Jennison than smaller accounts. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over the other or allocate more time to the management of one account over another.

Furthermore, if a greater proportion of a portfolio manager’s compensation could be derived from an account or group of accounts, which include hedge fund or alternative strategies, than other accounts under the portfolio manager’s management, there could be an incentive for the portfolio manager to favor the accounts that could have a greater impact on the portfolio manager’s compensation. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison’s portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

Ownership of Securities

As of December 31, 2009, Blair Boyer, Michael Del Balso and Spiros Segalas did not beneficially own any equity securities in the Large Growth Portfolio.

Merganser Capital Management Limited Partnership (Merganser).  Merganser, or its predecessor, has been a registered investment adviser since 1984. Merganser is a wholly owned subsidiary of Annaly Capital Management Inc.

Peter S. Kaplan and Douglas A. Kelly are responsible for the day-to-day supervision of the High Quality Bond Portfolio on behalf of Merganser.

As of December 31, 2009, Mr. Kelly and Mr. Kaplan each managed assets for (i) 6 other pooled investment vehicles having approximately $250 million in total assets, and (ii) 60 other accounts having approximately $4.7 billion in total assets. Merganser’s advisory fee was not based on the performance of any of such pooled investment vehicles or other accounts.

Compensation

The compensation of Mr. Kaplan and Mr. Kelly consists of salary and bonus. Each manager’s salary is determined by his overall job performance and value to Merganser and bonus is based on a formula that is the same for all non-marketing employees of Merganser. This formula is based on salary level and Merganser’s change in revenue from year to year. No portion of either manager’s compensation is based in any way on the assets of the High Quality Bond Portfolio or its performance.

Conflicts of Interest

Merganser maintains a Code of Ethics that provides that employees shall not enter into or engage in a security transaction or business activity or relationship, which may result in any financial or other conflict of interest between themselves, clients or Merganser. Pursuant to the Code, employees are required to disclose to Merganser all matters that could reasonably be expected to interfere with their duty to Merganser, or with their ability to render unbiased and objective advice.

Ownership of Securities

As of December 31, 2009, neither Mr. Kaplan nor Mr. Kelly beneficially owned any securities in any of the Funds that invest in the High Quality Bond Portfolio.

OFI Institutional Asset Management, Inc. (”OFII”) is a subsidiary of OppenheimerFunds, Inc. OFII has been registered with the Securities and Exchange Commission as an investment adviser since 2001.

David E. Schmidt is the Portfolio Manager responsible for the day-to-day supervision of the Large Growth Portfolio on behalf of OFII.

As of December 31, 2009, Mr. Schmidt managed assets for (i) four other registered investment companies having approximately $806.5 million in total assets (with none of OFII’s advisory fees being based on performance for such registered investment companies), (ii) five other pooled investment vehicles having approximately $406.6 million in total assets (with none of OFII’s advisory fees being based on performance for such pooled investment vehicles), and (iii) thirty one other accounts having approximately $614.8 million in total assets (with OFII’s advisory fee being based on performance for two of such accounts, which had approximately $27.8 million in total assets).

Compensation

The Portfolio Manager is employed and compensated by OFII, not the Portfolio. Under OFII’s compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of OFII. This is intended to align the portfolio managers’ and analysts’ interests with the success of the funds and accounts and their investors. OFII’s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. The Portfolio Manager’s compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of OFII’s holding company parent. Senior portfolio managers may also be eligible to participate in OFII’s deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help OFII attract and retain talent. The annual discretionary bonus is determined by senior management of OFII and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Manager’s compensation is not based on the total value of the Portfolio’s assets, although the Portfolio’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Portfolio and other funds managed by the Portfolio Manager. The compensation structure of the other funds and accounts currently managed by the Portfolio Manager is the same as the compensation structure of the Portfolio, described above.

Conflicts of Interest

The portfolio manager that manages and services the portfolio on behalf of OFII also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the portfolio. That may occur whether the investment strategies of the other funds and accounts are the same as, or different from, the portfolio’s investment objectives and strategies. For example, the portfolio manager may need to allocate investment opportunities between the portfolio and another fund or account having similar objectives or strategies, or the portfolio manager may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the portfolio. Not all funds and accounts advised by OFII have the same management fee or structure, and certain funds and accounts have performance-based fees. If the management fee structure of another fund or account is more advantageous to OFII than the fee structure of the portfolio, OFII could have an incentive to favor the other fund or account. However, OFII’s compliance procedures and Code of Ethics recognize OFII’s fiduciary obligations to treat all of its clients, including the portfolio, fairly and equitably, and are designed to preclude the portfolio manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At various times, the portfolio manager may manage other funds or accounts with investment objectives and strategies that are similar to those of the portfolio, or may manage funds or accounts with investment objectives and strategies that are different from those of the portfolio.

In addition, from time to time, the portfolio manager on behalf of OFII may manage funds and accounts for OFII or affiliates of OFII in the same or similar investment objectives or strategies (“Affiliated Accounts”). The portfolio manager and OFII may have potential conflicts of interest in connection with the allocation of investments or transaction decisions for the portfolio, including in situations in which OFII, its affiliates and their personnel may have interests in the investment being allocated and situations where the Affiliated Accounts may receive certain of the investments being allocated. Moreover, the advice provided by the portfolio manager and OFII to the Affiliated Accounts may compete or conflict with the advice provided to the portfolio or may involve a different timing or course of action taken than with respect to the portfolio. Further, OFII, its affiliates and Affiliated Accounts may buy or sell positions while the portfolio is undertaking the same or a differing strategy, which could disadvantage the portfolio. In addition, transactions in investments by one or more other client accounts, Affiliated Accounts, OFII or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the portfolio. OFII or its affiliates may acquire confidential or material non-public information pertaining to an issuer or the issuer’s securities which may prevent or prohibit OFII from providing investment advice to the portfolio and Affiliated Accounts with respect to such issuer or the issuer’s securities irrespective of an account’s investment objective or guidelines. Moreover, OFII and its affiliates may have ownership interests in issuers or broker-dealers which may prevent OFII or its affiliates from purchasing securities or other instruments from such issuers or broker-dealers. OFII and its affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences to the portfolio and Affiliated Accounts, which may cause the portfolio to be unable to engage in certain activities.

Ownership of Securities

As of December 31, 2009, Mr. Schmidt did not beneficially own securities in any of the Funds that invest in the Large Growth Portfolio.

Thornburg Investment Management, Inc. (“Thornburg”).  Thornburg is an employee-owned investment management company based in Santa Fe, New Mexico with assets under management of $52.5 billion (as of December 31, 2009). Founded in 1982, the firm manages seven equity funds, nine bond funds, and separate portfolios for select institutions and individuals.

William V. Fries, CFA, Wendy Trevisani and Lei Wang, CFA, (the “Thornburg Team”) are responsible for the day-to-day management of the International Equity Portfolio on behalf of Thornburg.

As of December 31, 2009, Mr. Fries managed assets for (i) 18 other registered investment companies having approximately $24 billion in total assets, (Thornburg’s advisory fee was not based on the performance of any such registered investment company), (ii) 13 other pooled investment vehicles having approximately $1.9 billion in total assets (Thornburg’s advisory fee was not based on the performance of any such pooled investment vehicle), and (iii) 3,125 other accounts having approximately $7.6 billion in total assets (with Thornburg’s advisory fee based on the performance of 1 of such accounts, which had approximately $73 million in total assets).

As of December 31, 2009, Ms. Trevisani managed assets for (i) 12 other registered investment companies having approximately $19.6 billion in total assets, (Thornburg’s advisory fee was not based on the performance of any such registered investment company), (ii) 11 other pooled investment vehicles having approximately $975 million in total assets (Thornburg’s advisory fee was not based on the performance of any such pooled investment vehicle), and (iii) 7,187 other accounts having approximately $7.9 billion in total assets (with Thornburg’s advisory fee based on the performance of 1 of such accounts, which had approximately $73 million in total assets).

As of December 31, 2009, Mr. Wang managed assets for (i) 12 other registered investment companies having approximately $19.6 billion in total assets, (Thornburg’s advisory fee was not based on the performance of any such registered investment company), (ii) 7 other pooled investment vehicles having approximately $939 million in total assets (Thornburg’s advisory fee was not based on the performance of any such pooled investment vehicle), and (iii) 31 other accounts having approximately $31 billion in total assets (with Thornburg’s advisory fee based on the performance of 1 of such account, which had approximately $73 million in total assets).

Compensation

The compensation of each co-portfolio manager includes an annual salary, annual bonus, and company-wide profit sharing. Each manager also owns equity shares in Thornburg. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the manager and all other expenses related to supporting the accounts managed by the manager, multiple year historical total return of accounts managed by the manager, relative to market performance and similar investment companies; single year historical total return of accounts managed by the manager, relative to market performance and similar investment companies; the degree of sensitivity of the manager to potential tax liabilities created for account holders in generating returns, relative to overall return. To the extent that the manager realizes benefits from capital appreciation and dividends paid to shareholders of Thornburg, such benefits accrue from the overall financial performance of Thornburg.

Conflicts of Interest

Most investment advisers and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio or co-portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the manager’s management of a fund’s investments and the manager’s management of other accounts. These conflicts could include:

•	Allocating a favorable investment opportunity to one account but not another.

•	Directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace.

•	Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.

•	Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

Thornburg has considered the likelihood that any material conflicts of interest could arise between a manager’s management of the International Equity Portfolio’s investments and the manager’s management of other accounts. Thornburg has not identified any such conflicts, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

Ownership of Securities

As of December 31, 2009, no member of the Thornburg Team beneficially owned securities in International Equity Portfolio.

Wellington Management Company, LLP (“Wellington Management”).  Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2009, Wellington Management had investment management authority with respect to approximately $537 billion in assets. The Firm-wide asset totals do not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve.

Timothy J. McCormack and Shaun F. Pedersen (each, an “Investment Professional”) are responsible for the day-to-day supervision of the Small Core Portfolio on behalf of Wellington Management.

As of December 31, 2009, Mr. McCormack managed assets for (i) 7 other registered investment companies having approximately $940.5 million in total assets (Wellington’s advisory fee was not based on the performance of any such registered investment companies), (ii) 4 other pooled investment vehicles having approximately $308 million in total assets (Wellington Management’s advisory fee was not based on the performance of any such pooled investment vehicles), and (iii) 20 other accounts having approximately $1,003 million in total assets (Wellington Management’s advisory fee was not based on the performance of any such accounts).

As of December 31, 2009, Mr. Pedersen managed assets for (i) 8 other registered investment companies having approximately $957.1 million in total assets (Wellington Management’s advisory fee was not based on the performance of any such registered investment companies), (ii) 4 other pooled investment vehicles having approximately $183.7 million in total assets (Wellington Management’s advisory fee was not based on the performance of any such pooled investment vehicles), and (iii) 20 other accounts having approximately $1,003 million in total assets (Wellington Management’s advisory fee was not based on the performance of any such accounts).

Paul E. Marrkand (an “Investment Professional”) is responsible for the day-to-day supervision of the Large Growth Portfolio on behalf of Wellington Management.

As of December 31, 2009, Mr. Marrkand managed assets for (i) 3 other registered investment companies having approximately $4.3 billion in total assets (with Wellington Management’s advisory fee being based on performance for one of such registered investment companies, which had approximately $3.3 billion in total assets), (ii) 6 other pooled investment vehicles having approximately $633.2 million in total assets (Wellington Management’s advisory fee was not based on performance of such pooled investment vehicles) and (iii) 5 other accounts having approximately $1 billion in total assets (Wellington Management’s advisory fee was not based on performance of any such other accounts).

Compensation

Wellington Management receives a fee based on the assets under management of each Portfolio as set forth in the Investment Subadvisory Agreements between Wellington Management and Transamerica Asset Management, Inc. on behalf of each Portfolio. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to each Portfolio. The following information relates to the fiscal year ended December 31, 2008.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals (“Investment Professionals”) necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Investment Professionals includes a base salary and incentive components. The base salaries for Messes. Marrkand and McCormack, who are partners of Wellington Management, are determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. The base salary for Mr. Pedersen is determined by his experience and performance in his role as an Investment Professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm.

Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Portfolio managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant Portfolio is linked to the gross pre-tax performance of the portion of the Portfolio managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on the three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year.

The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Marrkand and McCormack are partners of the firm.

Portfolio	Benchmark Index and/or Peer Group for Incentive Period
Small Core Portfolio	Russell 2000® Value Index
Large Growth Portfolio	Russell 1000® Growth Index

Conflicts of Interest

Individual Investment Professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Investment Professional generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Portfolio. The Investment Professionals make investment decisions for each account, including the relevant Portfolio, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Portfolio and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Portfolio.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Portfolio, or make investment decisions that are similar to those made for the relevant Portfolio, both of which have the potential to adversely impact the relevant Portfolio depending on market conditions. For example, an Investment Professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Portfolio and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Portfolio’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Portfolios. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single account, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional’s various client mandates.

Ownership of Securities

As of December 31, 2009, no member of the Wellington Management Team overseeing the Large Growth Portfolio beneficially owned securities in any of the Funds that invest in the Large Growth Portfolio. As of December 31, 2009, no member of the Wellington Management Team overseeing the Small Core Portfolio beneficially owned securities in any of the Funds that invest in the Small Core Portfolio.

Western Asset Management Company (“WAMCO”) and Western Asset Management Company Limited (“WAML”).  WAMCO and WAMCL were founded in 1971 and 1984 respectively, they are a wholly-owned subsidiary of Legg Mason, Inc. S. Kenneth Leech, Stephen A. Walsh, Carl L. Eichstaedt, Mark S. Lindbloom, Edward J. Moody, Keith J. Gardner, and Michael C. Buchanan are responsible for the day-to-day supervision of the Balanced Portfolio on behalf of WAMCO. As of December 31, 2009, Mr. Leech and Mr. Walsh each managed assets for (i) 108 other registered investment companies having approximately $184 billion in total assets, (ii) 229 other pooled investment vehicles having approximately $107 billion in total assets, and (iii) 832 other accounts having approximately $190 billion in total assets (with WAMCO’s advisory fee being based on performance for 99 of such accounts, which had approximately $25 billion in total assets). The number of accounts and assets under management listed above reflect the overall number of portfolios managed by WAMCO. Mr. Leech and Mr. Walsh are involved in the management of all of WAMCO’s portfolios, but are not solely responsible for particular portfolios. As of December 31, 2009, Mr. Moody managed assets for (i) 24 other registered investment company having approximately $22,136 million in total assets, (ii) 0 other pooled investment vehicle having approximately $0 million in total assets, and (iii) 51 other accounts having approximately $9 billion in total assets (with WAMCO’s advisory fee being based on performance for 6 of such accounts, which had approximately $2 billion in total assets). As of December 31, 2008, Mr. Lindbloom managed assets for (i) 28 other registered investment companies having approximately $24 billion in total assets, (ii) 3 other pooled investment vehicles having approximately $118 million in total assets, and (iii) 48 other accounts having approximately $15 billion in total assets (with WAMCO’s advisory fee being based on performance for 4 of such accounts, which had approximately $2 billion in total assets). As of December 31, 2009, Mr. Eichstaedt managed assets for (i) 24 other registered investment companies having approximately $22 billion in total assets, (ii) 3 other pooled investment vehicle having approximately $161 million in total assets, and (iii) 64 other accounts having approximately $15 billion in total assets (with WAMCO’s advisory fee being based on performance for 5 of such accounts, which had approximately $1,455 million in total assets). As of December 31, 2009, Mr. Buchanan managed assets for (i) 52 other registered investment companies having approximately $30 billion in total assets, (ii) 6 other pooled investment vehicle having approximately $3,348 million in total assets, and (iii) 13 other accounts having approximately $1 billion in total assets (with WAMCO’s advisory fee being based on performance for 0 of such accounts, which had approximately $0 million in total assets). As of December 31, 2009, Mr. Gardner managed assets for (i) 45 other registered investment companies having approximately $26 billion in total assets, (ii) 6 other pooled investment vehicle having approximately $624 million in total assets, and (iii) 2 other accounts having approximately $128 million in total assets (with WAMCO’s advisory fee being based on performance for 0 of such accounts, which had approximately $0 million in total assets).

Compensation

At Western Asset, one compensation methodology covers all products and functional areas, including portfolio managers. Western’s philosophy is to reward its employees through Total Compensation. Total Compensation is reflective of the external market value for skills, experience, ability to produce results, and the performance of one’s group and the Firm as a whole.

Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the Firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by a formal review process.

For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead or with which they were otherwise involved, and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current Firm and portfolio strategy, and communication with clients. In reviewing investment performance, one, three, and five year annualized returns are measured against appropriate market peer groups and to each fund’s benchmark index.

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention.  A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders.  If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies.  At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades.  Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers.  Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits.  A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities.  The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Ownership of Securities

As of December 31, 2009, neither Mr. Leech, Mr. Walsh, Mr. Moody, Mr. Lindbloom, Mr. Eichstaedt, Mr. Gardner, nor Mr. Buchanan beneficially owned securities in any of the Funds that invest in the Balanced Portfolio.

Administrator

TAM provides administrative services to the Transamerica Partners Portfolios pursuant to the Investment Advisory Agreement with the Portfolios. The agreement provides that TAM may render services to others as administrator. In addition, the agreement terminates automatically if it is assigned and may be terminated without penalty by a majority vote of the investors in Transamerica Partners Portfolios (with the vote of each being in proportion to its interest). The agreement also provides that neither TAM nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in connection with any Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their duties or obligations under said agreements.

Custodian

Pursuant to a Custodian Contract, State Street Bank & Trust Company acts as the custodian of each Portfolio’s assets (the “Custodian”). The Custodian’s business address is 200 Clarendon Street, Boston, Massachusetts 02116. The Custodian’s responsibilities include safeguarding and controlling cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Portfolios’ investments, maintaining books of original entry for portfolio accounting and other required books and accounts, and calculating the daily net asset value of beneficial interests in each Portfolio. Securities held by a Portfolio may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company and may be held by a subcustodian bank if such arrangements are reviewed and approved by the Board of Trustees of Transamerica Partners Portfolios. The Custodian does not determine the investment policies of any Portfolio or decide which securities any Portfolio will buy or sell. A Portfolio may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities and foreign exchange transactions. For its services, the Custodian will receive such compensation as may from time to time be agreed upon by it and Transamerica Partners Portfolios.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 5 Times Square, New York, NY 10036, serves as the independent registered public accounting firm for Transamerica Partners Portfolios, providing audit and accounting services including (i) audit of the annual financial statements, (ii) assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission and (iii) preparation of annual income tax returns.

Management of the Asset Allocation Funds Account

The members of the Managing Board of Transamerica Asset Allocation Funds and officers of Transamerica Asset Allocation Funds, and their principal occupations during the past five years are set forth above under “Management of Transamerica Partners Portfolios.” The members of the Managing Board and officers of Transamerica Asset Allocation Funds also serve as Trustees and officers of the Transamerica Partners Portfolios.

Compensation

For the fiscal year ended December 31, 2009, Transamerica Asset Allocation Funds provided the following compensation to members of the Managing Board. Mr. Carter is not compensated for his services as Board member because of his affiliation with TAM.

		Transamerica	Transamerica
	Transamerica	Asset	Asset
	Asset	Allocation	Allocation
	Allocation	Intermediate	Intermediate/
Board Member	Short Horizon	Horizon	Long Horizon
Sandra N. Bane	$207	$483	$637

Leo J. Hill	$257	$598	$788

David W. Jennings	$ 66	$153	$202

Neal M. Jewell*	$207	$483	$637

Russell A. Kimball, Jr	$207	$483	$637

Eugene M. Mannella	$207	$483	$637

Norm R. Nielsen	$207	$483	$637

Joyce Galpern Norden	$207	$483	$637

Patricia L. Sawyer	$207	$483	$637

John W. Waechter	$226	$526	$694

*	Neal M. Jewell retired from his position as Board Member on January 1, 2010.

(1)	Of this aggregate compensation, the total amounts deferred from the Trust (including earnings and dividends) and accrued for the benefit of the participating Trustees for the year ended December 31, 2009, were as follows: Sandra N. Bane, $0; Leo J. Hill, $7,235; David W. Jennings, $0; Neal M. Jewell, $370; Russell A. Kimball, Jr., $518; Eugene M. Mannella, $0; Norman R. Nielsen, $0; Joyce G. Norden, $0; Patricia L. Sawyer, $16,921; and John W. Waechter, $0.

Independent Board Members receive a total annual retainer fee of $124,000 from the funds/portfolios that make up the Transamerica Asset Management Group, as well as total fees of $8,800 per meeting (assumes five meetings annually). The Lead Independent Board Member of the Board also receives an additional retainer of $40,000 per year. The Audit Committee Chairperson receives an additional retainer of $15,000 per year. Transamerica Asset Allocation Variable Funds pays a pro rata share of such compensation allocable to each series based on the relative assets of the series.

Under a non-qualified deferred compensation plan effective January 1, 2008 as amended and restated May 1, 2008 (the “Deferred Compensation Plan”) available to the Board Members, compensation may be deferred that would otherwise be payable by the Transamerica Asset Allocation Variable Funds to an Independent Board Member on a current basis for services rendered as Board Member. Deferred compensation amounts will accumulate based on the value of the Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. It is not anticipated that the Deferred Compensation Plan will have any material impact on the Transamerica Asset Allocation Variable Funds.

Amounts deferred and accrued under the Deferred Compensation Plan are unfunded and unsecured claims against the general assets of the Transamerica Asset Allocation Variable Funds.

As of December 31, 2009, no member of the Managing Board owned any equity securities in any of the Variable Funds Subaccounts or Asset Allocation Funds Subaccounts.

As of December 31, 2009, none of the disinterested Board members nor their family members beneficially owned any securities of TFLIC, TAM or TCI or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with TFLIC, TAM or TCI.

Investment Advisory Services

TAM manages the assets of each Asset Allocation Funds Subaccount pursuant to an Investment Advisory Agreement with TFLIC with respect to such Asset Allocation Funds Subaccount and the investment policies described herein and in the Prospectus. TFLIC will bear any expenses of the Asset Allocation Funds Subaccounts other than the 0.20% advisory fee. Of course, the Asset Allocation Funds Subaccounts will still indirectly bear their proportionate share of the cost of operating the underlying Variable Funds Subaccounts in which the Asset Allocation Funds Subaccounts invest because the Asset Allocation Funds Subaccounts, as shareholders of the underlying Variable Funds Subaccounts, will bear their proportionate share of any fees and expenses paid by the underlying Variable Funds Subaccounts.

Under the Investment Advisory Agreement with each Asset Allocation Funds Subaccount, TAM provides each Asset Allocation Funds Subaccount with discretionary investment services. Specifically, TAM is responsible for supervising and directing the investments of each Asset Allocation Funds Subaccount in accordance with each Asset Allocation Funds Subaccount’s investment objectives, program, and restrictions as provided in the Prospectus and this Statement of Additional Information. TAM is also responsible for effecting all security transactions on behalf of each Asset Allocation Funds Subaccount. The Asset Allocation Funds Subaccounts will invest their assets in units of the underlying Variable Funds Subaccounts and such investments will be made without the payment of any commission or other sales charges. In addition to these services, TAM provides each Asset Allocation Funds Subaccount with certain administrative services, including: maintaining records, and registering and qualifying each Asset Allocation Funds Subaccount’s units under federal and state laws; monitoring the financial, accounting, and administrative functions of each Asset Allocation Funds Subaccount; maintaining liaison with the agents employed by each Asset Allocation Funds Subaccount such as the custodian; assisting each Asset Allocation Funds Subaccount in the coordination of such agents’ activities; and permitting TAM’s employees to serve as officers, managing board members, and committee members of the Asset Allocation Account without cost to the Asset Allocation Funds Account.

Each Asset Allocation Funds Subaccount’s Investment Advisory Agreement also provides that TAM, its directors, officers, employees, and certain other persons performing specific functions for the Asset Allocation Funds Subaccount will only be liable to the Asset Allocation Funds Subaccount for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

For general information regarding TAM, see the discussion in “Management of Transamerica Partners Portfolios — Investment Advisory Services” which begins on page 53.

Custodian

Pursuant to a Custodian Agreement, State Street Bank & Trust Company (the “Custodian”) acts as the custodian of each Asset Allocation Funds Subaccount’s assets, i.e., each Asset Allocation Funds Subaccount’s interest in the underlying Variable Funds Subaccounts. For its services, the Custodian will receive such compensation as may from time to time be agreed upon by it and TFLIC. TFLIC has agreed to pay all such fees.

Transamerica Partners Portfolios: Description of Trust

Transamerica Partners Portfolios is organized as a trust under the law of the State of New York. Under Transamerica Partners Portfolios’ Declaration of Trust, the Trustees are authorized to issue beneficial interests in one or more series.

Series. Currently, there are sixteen active series of Transamerica Partners Portfolios, although additional series may be established from time to time. A holder’s interest in a Portfolio, as a series of a Trust, represents an interest in the Portfolio only and not in the assets of any other series of the Trust. The Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series. The Trustees may change any of those features or terminate any series, combine series with other series in the Trust.

Issuance and Redemption of Interests.  Each Portfolio may issue an unlimited amount of interests in the Portfolio for such consideration and on such terms as the Trustees may determine. Investors are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. The Portfolio may require a decrease of or a complete withdrawal of an investor’s interest in the Portfolio upon certain conditions as may be determined by the Trustees.

Disclosure of Investor Holdings.  The Declaration of Trust of Transamerica Partners Portfolios specifically requires investors, upon demand, to disclose to a Portfolio information with respect to the direct and indirect ownership of interests in order to comply with various laws or regulations, and a Portfolio may disclose such ownership if required by law or regulation.

Voting. The Declaration of Trust of Transamerica Partners Portfolios provides for voting by holders of beneficial interests as required by the Investment Company Act of 1940 or other applicable laws but otherwise permits, consistent with New York law, actions by the Trustees without seeking the consent of holders. The Trustees may, without approval of interest holders, amend a Trust’s Declaration of Trust or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust, or any series into another trust or entity or a series of another entity, sell all or substantially all of the assets of the Trust or any series to another entity, or a series of another entity, or terminate the Trust or any series.

The Portfolios are not required to hold an annual meeting of interest holders, but will call special meetings of holders whenever required by the 1940 Act or by the terms of the applicable Declaration of Trust. The Declaration of Trust provides that each holder is entitled to a vote in proportion to the amount of its investment in each Portfolio. All holders of all series of the Trust vote together, except where required by the 1940 Act to vote separately by series, or when the Trustees have determined that a matter affects only the interests of one or more series.

Election and Removal of Trustees.  The Declaration of Trust of Transamerica Partners Portfolios provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the holders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by holders at a meeting at which a quorum is present. The Declaration of Trust also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of holders holding two-thirds of the interests in the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration of Trust relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration of Trust.  The Trustees are authorized to amend the Declaration of Trust without the vote of interest holders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been holders, Trustees, officers or, employees of the Trust or that limit the rights to indemnification or insurance provided in the Declaration of Trust with respect to actions or omissions of persons entitled to indemnification under the Declaration of Trust prior to the amendment.

Interest holder, Trustee and Officer Liability. The Declaration of Trust provides that interest holders are not personally liable for the obligations of a Portfolio and requires the Portfolio to indemnify a holder against any loss or expense arising from any such liability. In addition, a Portfolio will assume the defense of any claim against a holder for personal liability at the request of the holder. The Declaration of Trust further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Trust or its interest holders, for any act, omission, or obligation of the Trust. The Declaration of Trust also permits the limitation of a Trustee’s liability to the full extent permitted by law. The Declaration of Trust requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration of Trust provides that any Trustee who serves as Chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions. The Declaration of Trust provides a detailed process for the bringing of derivative actions by interest holders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Portfolio or its interest holders as a result of spurious holder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated holders must first be made on the Portfolio’s Trustees. The Declaration of Trust details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Portfolio, the Trustees are required to reject the demand and the complaining holders may not proceed with the derivative action unless the holders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Portfolio. The Declaration of Trust further provides that holders owning at least 5% of the interests in the affected Portfolio must join in bringing the derivative action. If a demand is rejected, the complaining holders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Portfolio in connection with the consideration of the demand, if in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the holders bringing the action may be responsible for the Portfolio’s costs, including attorneys’ fees.

The Declaration of Trust further provides that a Portfolio shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining holder only if required by law, and any attorneys’ fees that the Portfolio is obligated to pay shall be calculated using reasonable hourly rates. The Declaration of Trust requires that actions by holders against a Portfolio be brought only in federal court in the Southern District of New York, or if not permitted to be brought in federal court, then in the New York Supreme Court with assignment to the Commercial Division to the extent such assignment is permitted under the Uniform Civil Rules for the Supreme Court, including § 202.70 thereof. The Declaration of Trust also requires that the right to jury trial be waived to the full extent permitted by law.

Proxy Voting Guidelines and Procedures

Although individual members of the Managing Boards of the Asset Allocation Funds Subaccounts may not agree with particular policies or votes by TAM, the Boards of Managers has approved delegating proxy voting discretion to TAM with respect to the Asset Allocation Funds Subaccounts believing that the investment adviser should be responsible for voting because it is a matter relating to the investment decision making process. The Transamerica Partners Portfolios use the proxy voting policies and procedures of the sub-advisers to determine how to vote proxies relating to securities held by the Portfolios. The proxy voting policies and procedures of the Portfolios, TAM and each sub-adviser are attached or summarized in Appendix B.

The Transamerica Partners Portfolios and the Asset Allocation Funds Subaccounts file Form N-PX, with complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The latest filing of Form N-PX was made on August 30, 2009, for the 12 month-period ended June 30, 2009. The form is available without charge: (1) from TAM, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at www.sec.gov.

Tax Information Relating to Transamerica Partners Portfolios

Transamerica Partners Portfolios has determined that each of its Portfolios is properly treated as a separate partnership for federal income tax purposes. Neither Transamerica Partners Portfolios nor any Portfolio is subject to any federal income tax. However, each investor in a Portfolio will be taxable on its share (as determined in accordance with the governing instruments of the Trust) of the Portfolio’s ordinary income and capital gain in determining its federal income tax liability. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the “Code”), and regulations promulgated thereunder.

An investor in a Portfolio must take into account, in computing its federal income tax liability, its share of the Portfolio’s income, gains, losses, deductions, credits and tax preference items, without regard to whether the investor has received any cash distributions from the Portfolio.

Withdrawals by any investor in Transamerica Partners Portfolios from its corresponding Portfolio generally will not result in recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash or, under certain circumstances, the value of any marketable securities distributed exceeds the adjusted basis of the investor’s interest in the Portfolio prior to the distribution, (2) income or gain may be realized if the investor receives a disproportionate distribution of any unrealized receivables held by the Portfolio, and (3) loss may be recognized if the distribution is in liquidation of the investor’s entire interest and consists solely of cash and/or unrealized receivables. The basis of an investor’s interest in a Portfolio generally equals the amount of cash and the basis of any property that the investor invests in the Portfolio, increased by the investor’s share of income from the Portfolio and by such investor’s share of Portfolio debt, decreased by the amount of any cash and the basis of any property distributed to that investor from the Portfolio, and further decreased by the investor’s share of losses from the Portfolio.

Each Portfolio’s taxable year-end will be December 31. Although, as described above, the Portfolios will not be subject to federal income tax, each will file appropriate income tax information returns.

Each Portfolio expects that investors that seek to qualify as regulated investment companies under the Code will be able to look through to their proportionate shares of the assets and income of such Portfolio for purposes of determining their compliance with the federal income tax requirements of Subchapter M of the Code. It is intended that each Portfolio’s assets, income and distributions will be managed in such a way that an investor in each Portfolio will be able to satisfy such requirements, assuming that such investor invested all of its assets in such Portfolio.

There are certain tax issues that will be relevant to only certain of the investors, such as investors that are segregated asset accounts and investors who contribute assets rather than cash to a Portfolio. Such investors are advised to consult their own tax advisors as to the tax consequences of an investment in a Portfolio.

Other Taxation

Transamerica Partners Portfolios is organized as a New York trust. It has determined that each of its series is properly treated as a separate partnership for New York State income tax purposes. Accordingly, neither the Trust nor any Portfolio is subject to any income or franchise tax in the State of New York.

The investment by an investor in a Portfolio does not cause the investor to be liable for any income or franchise tax in the State of New York. Investors are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio.

Disclosure of Portfolio Holdings

It is the policy of the Transamerica Partners Portfolios to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about portfolio holdings. The Portfolios’ service providers are required to comply with this policy. No non-public information concerning the portfolio holdings may be disclosed to any unaffiliated third party, except as provided below. The Boards of Trustees has adopted formal procedures governing compliance with these policies.

The Portfolios, or their duly authorized service providers, may publicly disclose holdings in accordance with regulatory requirements, such as periodic funds disclosure in filings with the SEC. A summary or list of a Portfolio’s completed purchases and sales may only be made available after the public disclosure of portfolio holdings.

The Portfolios publish all holdings on their website at www.transamericafunds.com approximately 25 days after the end of each calendar quarter. Such information generally remains online for 6 months, or as otherwise consistent with applicable regulations. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the Portfolios. The Portfolios may then forward the information to investors and consultants requesting it.

There are numerous mutual fund evaluation services such as Standard & Poor’s, Morningstar or Lipper Analytical Services, and due diligence departments of broker-dealers and wirehouses that regularly analyze the holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Portfolios by these services and departments, the Portfolios may distribute (or authorize their service providers to distribute) holdings to such services and departments before their public disclosure is required or authorized provided that: (i) the recipient does not distribute the holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Portfolios before the holdings or results of the analysis become public information; and (ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. Neither the Portfolios nor their service providers receive any compensation from such services and departments. Subject to such departures as the Portfolios’ investment adviser and compliance department believe reasonable and consistent with reasonably protecting the confidentiality of the Portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the Portfolios (and the service providers, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement. The recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to a duty of confidentiality, including duties not to share the non-public information with an unauthorized source and not to trade on non-public information. Upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

The Board and an appropriate officer of TAM’s compliance department or the Transamerica Partners Portfolios’ Chief Compliance Officer (“CCO”) may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. Any exceptions to the policy must be consistent with the purposes of the policy. To the extent required by law, the CCO reports to the Board violations of policies and procedures on disclosure of portfolio holdings.

In addition, separate account and unregistered product clients of TAM, the sub-advisers of the funds, or their respective affiliates generally have access to information regarding the portfolio holdings of their own accounts. Prospective clients may also have access to representative portfolio holdings. These clients and prospective clients are not subject to the portfolio holdings disclosure policies described above. Some of these separate accounts and unregistered product clients have substantially similar or identical investment objectives and strategies to certain funds, and therefore may have substantially similar or nearly identical portfolio holdings as those Portfolios.

Independent Registered Public Accounting Firms

Ernst & Young LLP, 5 Times Square, New York, NY 10036, serves as the independent registered public accounting firm to Asset Allocation Variable Funds and the Transamerica Partners Portfolios. PricewaterhouseCoopers LLP, 300 Madison Avenue, 24th floor, New York, NY 10017, serves as the independent registered public accounting firm to the Transamerica Partners Variable Funds. The statutory basis financial statements of TFLIC appearing on the following pages have been audited by Ernst & Young LLP, independent registered public accounting firm, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309.

Financial Statements

The financial statements of the Transamerica Partners Variable Funds and the statutory basis financial statements of TFLIC are included in Appendix F to this Statement of Additional Information. The statutory basis financial statements of TFLIC that are included in Appendix F are different from the financial statements of Transamerica Partners Variable Funds and Transamerica Asset Allocation Funds. The statutory basis financial statements of TFLIC should be considered only as bearing upon the ability of TFLIC to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the assets held in Transamerica Partners Variable Funds or Transamerica Asset Allocation Funds.

Appendix A

DESCRIPTION OF SECURITY RATINGS

Standard & Poor’s

Corporate and Municipal Bonds

Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated “AA” differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C — Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated “CC” is currently highly vulnerable to nonpayment.

C — The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &

Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (−): The “AA” to “CCC” ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

N.R.: Not rated.

i: The letter “i” subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp N.R.i” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p: The letter “p” subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp N.R.i” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (“AAA”, “AA”, “A”, “BBB”, commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

Short-Term Issuer Credit Ratings

A-1 — An obligor rated “A-1” has strong capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor’s. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2 — An obligor rated “A-2” has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 — An obligor rated “A-3” has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

B — An obligor rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C — An obligor rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments.

R — An obligor rated “R” is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor’s issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

SD and D — An obligor rated “SD” (selective default) or “D” has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A “D” rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An “SD” rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor’s issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

N.R. — An issuer designated N.R. is not rated.

Commercial Paper

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1 — This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 — Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1”.

A-3 — Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B — Issues rated “B” are regarded as having only speculative capacity for timely payment.

C — This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D — Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Moody’s

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa — Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers “1”, “2” and “3” in each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Appendix B

Transamerica Partners Funds Group
Transamerica Partners Funds Group II
Transamerica Partners Portfolios

Proxy Voting Policies and Procedures

I. Statement of Principle

The Funds seek to assure that proxies received by the Funds are voted in the best interests of the Funds’ stockholders and have accordingly adopted these procedures.

II. Delegation of Proxy Voting/Adoption of Adviser and Sub-Adviser Policies

Each Fund delegates the authority to vote proxies related to portfolio securities to Transamerica Asset Management, Inc. (the “Adviser”), as investment adviser to each Fund, which in turn delegates proxy voting authority for most portfolios of the Fund to the Sub-Adviser retained to provide day-to-day portfolio management for that portfolio. The Board of Trustees/Directors of each Fund adopts the proxy voting policies and procedures of the Adviser and Sub-Advisers as the proxy voting policies and procedures (each a “Proxy Voting Policy”) that will be used by each of these respective entities when exercising voting authority on behalf of the Fund. These policies and procedures are attached hereto.

III. Annual Review of Proxy Voting Policies of Adviser and Sub-Advisers

No less frequently than once each calendar year, the Proxy Voting Administrator will request each Sub-Adviser to provide a current copy of its Proxy Voting Policy, or certify that there have been no material changes to its Proxy Voting Policy or that all material changes have been previously provided for review, and verify that such Proxy Voting Policy is consistent with those of the Funds and Adviser. Any inconsistency between the Sub-Adviser’s Proxy Voting Policy and that of the Funds or Adviser shall be reconciled by the Proxy Voting Administrator before presentation for approval by the Board.

The Proxy Voting Administrator will provide an electronic copy of each Board approved Proxy Voting Policy to Legal department for inclusion in applicable SEC filings.

IV. Securities on Loan

The Boards of Trustees/Directors of the Funds have authorized the Adviser, in conjunction with State Street Bank and Trust Company (“State Street”), to lend portfolio securities on behalf of the Funds. Securities on loan generally are voted by the borrower of such securities. Should a Sub-Adviser to the Fund wish to exercise its vote for a particular proxy, the Adviser will immediately contact State Street and terminate the loan.

Last Revised: November 13, 2009

Aronson+Johnson+Ortiz, LP

Proxy Voting Policies and Procedures

Overview

Aronson+Johnson+Ortiz, LP (AJO) exercises proxy voting responsibilities on behalf of many of its clients pursuant to express or implied authorization in the client’s investment management agreement, though some clients retain this authority. In the case of ERISA accounts AJO, as adviser to the plan, must vote all proxies for the securities managed by AJO, unless the authority to vote proxies is retained by another plan fiduciary.

Each client account is voted by the firm’s Proxy Manager, and our proxy voting is overseen by the firm’s Proxy Oversight Committee. We have adopted and implemented policies and procedures reasonably designed to ensure proxies are voted in the best interests of clients, in accordance with our fiduciary duties and the requirements of ERISA and of SEC Rule 206(4)-6 under the Investment Advisers Act of 1940.

AJO uses a quantitative approach to investment management, using publicly available data and a proprietary investment model. Our quantitative model does not include subjective analysis of companies and their officers and directors. Therefore, for detailed analyses of proxy issues AJO will rely primarily on one or more independent third party proxy voting services, and we will generally vote proxies in accordance with the recommendations we receive from these services. We have procedures in place to ensure the advice we receive is impartial and in the best interests of our clients. We vote each proxy individually and on rare occasions we will not follow the third party recommendation. We will only vote against the recommendation where it is in the portfolio’s best interests to do so and where AJO has no material conflict of interest. We rely solely on the third party recommendations in situations where AJO has a material conflict of interest (see “Conflicts of Interest,” below).

In some instances AJO may abstain from voting a client proxy, particularly when the effect on the client’s economic interest or the value to the portfolio is insignificant or the cost of voting the proxy outweighs the benefit to the portfolio.

Conflicts of Interest

Actual and potential conflicts of interest, including conflicts of interest of our third party proxy service, are monitored by AJO’s Proxy Oversight Committee. When a conflict is identified, the Committee first makes a determination as to whether the conflict is material. The Committee defines a material conflict as one reasonably likely to be viewed as important by the average shareholder. In the case of a material AJO conflict, we will vote the proxy in accordance with the third party recommendation, unless the client directs us otherwise or, in the case of an ERISA client, revokes our proxy voting authority in writing. In the case where both AJO and our primary proxy voting service each has a conflict of interest, the Committee will vote the proxy in accordance with the recommendation of our secondary proxy service.

Record-Keeping

AJO will maintain all required proxy voting records for five years or for such longer time as applicable law or client guidelines require. AJO may satisfy some of its record-keeping obligations by utilizing third party service providers or by relying on records available on EDGAR, the SEC’s online document filing and retention system.

Vote Disclosure

Each proxy voted by AJO for a client account is disclosed to the client quarterly. Clients may receive additional reports of proxies voted on their behalf by AJO by calling us collect at 215/546-7500.

AJO treats proxy votes as the property of the client and will not disclose proxy votes to third parties.

BlackRock Financial Management, Inc.

Proxy Voting Policies and Procedures

The following is a discussion of the proxy voting policies of the Core Bond Portfolio and Inflation-Protected Securities Portfolio (“BlackRock Portfolios”).

Transamerica Partners Portfolios (the “Portfolio Trust”) has adopted as its proxy voting policy for the BlackRock Portfolios the proxy voting guidelines of BFA and BFM (“BlackRock”), the investment advisers to the BlackRock Portfolios. The Portfolio Trust has delegated to BlackRock the responsibility for voting proxies on the portfolio securities held by the BlackRock Portfolios. Therefore, the remainder of this section discusses the BlackRock Portfolios’ proxy voting guidelines and BlackRock’s role in implementing such guidelines.

BlackRock votes (or refrains from voting) proxies for the BlackRock Portfolios in a manner that BlackRock, in the exercise of its independent business judgment, concludes is in the best long-term economic interests of such BlackRock Portfolios. In some cases, BlackRock may determine that it is in the best long-term economic interests of the BlackRock Portfolios to refrain from exercising the BlackRock Portfolios’ proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time- consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is also driven by its clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on BlackRock’s evaluation of this relationship, BlackRock believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BlackRock will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BlackRock’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BlackRock may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the BlackRock Portfolios. BlackRock votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the BlackRock Portfolios, the BlackRock Portfolios’ affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock Investments, LLC (“BRIL”) or BRIL’s affiliates. When voting proxies, BlackRock attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

•	The BlackRock Portfolios generally support the board’s nominees in uncontested elections of directors and generally support proposals that strengthen the independence of boards of directors;

•	The BlackRock Portfolios generally do not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the BlackRock Portfolios investing in such issuer; and

•	The BlackRock Portfolios generally vote against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BlackRock maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the BlackRock Portfolios, the BlackRock Portfolios’ affiliates (if any), BlackRock or BlackRock’s affiliates, or BRIL or BRIL’s affiliates, from having undue influence on BlackRock’s proxy voting activity. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination.

Information with respect to how BlackRock voted BlackRock Portfolios proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-800-441-7762 (toll-free); and (ii) on the SEC’s website at www.sec.gov.

Eaton Vance Management

Eaton Vance Management
Boston Management and Research
Eaton Vance Investment Counsel

Proxy Voting Policies and Procedures

I. Introduction

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures. These proxy policies and procedures reflect the U.S. Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

Overview

Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser is adopting the formal written Guidelines described in detail below and will utilize such Guidelines in voting proxies on behalf of its clients. These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.

Each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with customized policies, as approved by the Boards of Trustees of the Eaton Vance Funds and, with respect to proxies referred back to the Adviser by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services Inc. Proxies will be voted in accordance with client-specific guidelines and an Eaton Vance Fund’s sub-adviser’s proxy voting policies and procedures, if applicable.

No set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to oversee the Agent and coordinate the voting of proxies referred back to the Adviser by the Agent) may seek insight from the Proxy Group established by the Advisers. The Proxy Group will assist in the review of the Agent’s recommendation when a proxy voting issue is referred to the Proxy Group through the Proxy Administrator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may change at the Advisers’ discretion.

Roles and Responsibilities

Proxy Administrator

The Proxy Administrator will assist in the coordination of the voting of each client’s proxy in accordance with the Guidelines below and the Funds’ Proxy Voting Policy and Procedures. The Proxy Administrator is authorized to direct the Agent to vote a proxy in accordance with the Guidelines. Responsibilities assigned herein to the Proxy

Administrator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of proxies. The Agent is currently Institutional Shareholder Services Inc. The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. The Agent is required to vote and/or refer all proxies in accordance with the Guidelines below. The Agent shall retain a record of all proxy votes handled by the Agent. Such record must reflect all of the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

Proxy Group

The Adviser shall establish a Proxy Group which shall assist in the review of the Agent’s recommendations when a proxy voting issue has been referred to the Proxy Administrator by the Agent. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may be amended from time to time at the Advisers’ discretion.

For each proposal referred to the Proxy Group, the Proxy Group will review the (i) Guidelines, (ii) recommendations of the Agent, and (iii) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of the recommendation.

If the Proxy Group recommends a vote in accordance with the Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Administrator to so advise the Agent.

If the Proxy Group recommends a vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted company of the Agent, as determined by the Advisers, it shall follow the procedures for such voting outlined below.

The Proxy Administrator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event the Proxy Group cannot meet in a timely manner in connection with a voting deadline, the Proxy Administrator shall follow the procedures for such voting outlined below.

Proxy Voting Guidelines (“Guidelines”)

General Policies

It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases except those highlighted below, it shall generally be the policy of the Advisers to vote in accordance with the recommendation by the Agent, Institutional Shareholder Services Inc.

When a fund client participates in the lending of its securities and the securities are on loan at the record date, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted. In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the fund will exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. The Guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these Guidelines when voting proxies on behalf of its clients. The Guidelines may be revised at any time, provided such revisions are reported to the Boards of Trustees of the Eaton Vance Funds.

Proposals Regarding Mergers and Corporate Restructurings

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.

Proposals Regarding Mutual Fund Proxies — Disposition of Assets/Termination/Liquidation and Mergers

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to the Disposition of Assets/Termination/Liquidation and Mergers contained in mutual fund proxies.

Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

Social and Environmental Issues

The Advisers generally support management on social and environmental proposals.

Voting Procedures

Upon receipt of a referral from the Agent or upon advice from an Eaton Vance investment professional, the Proxy Administrator may solicit additional research from the Agent, as well as from any other source or service.

WITHIN-GUIDELINES VOTES: Votes in Accordance with the Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Administrator recommends a vote within Guidelines and/or, where applicable, in accordance with the Agent’s recommendation, the Proxy Administrator will instruct the Agent to vote in this manner.

NON-VOTES: Votes in Which No Action is Taken

The Proxy Administrator may recommend that a client refrain from voting under the following circumstances: (i) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence; or (ii) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Administrator may instruct the Agent not to vote such proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the clients, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a client’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for herein.

3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Administrator recommends that a client vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, the Proxy Administrator will forward the Agent’s analysis and recommendation and any research obtained from the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent as it deems necessary. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group. The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast contrary to the Guidelines or Agent Recommendation, as applicable, and shall do so no less than annually.

The Proxy Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter.

V. Recordkeeping

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

A copy of the Advisers’ proxy voting policies and procedures;

Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;

A record of each vote cast;

A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and

Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

VI. Assessment of Agent and Identification and Resolution of Conflicts with Clients

Assessment of Agent

The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

Conflicts of Interest

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.

A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.

The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Proxy Group.

If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”) or the recommendation of the Agent, as applicable, he or she will (i) inform the Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.

If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines contained herein or the recommendation of the Agent, as applicable, the Proxy Group, in consultation with Eaton Vance senior management, will then determine if a material conflict of interest exists between the relevant Adviser and its clients. If the Proxy Group, in consultation with Eaton Vance senior management, determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:

The client, in the case of an individual or corporate client;

In the case of a Fund, its board of directors, or any committee or sub-committee identified by the board; or

The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data. The Advisers shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

Adopted June 6, 2003
As Revised January 20, 2005
As Revised August 8, 2005
As Revised February 1, 2006

Fort Washington Investment Advisors, Inc.

Proxy Voting Policies and Procedures

Fort Washington Investment Advisors, Inc., (the “Adviser”) shall vote proxies related to securities held by our clients for which we serve as the investment adviser in the best interest of our clients. All references in these Proxy Voting Policies and Procedures are limited solely to clients for which we have agreed to vote such proxies. A client may reserve to itself the right to vote proxies.

The Adviser’s authority to vote the proxies of certain clients is established by advisory contracts or comparable documents. In addition to requirements of the Securities and Exchange Commission (“SEC”) governing advisers, our proxy voting policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The Investment Advisers Act of 1940, as amended (the “Advisers Act”), requires us to act solely in the best interest of our clients at all times. We have adopted and implemented these Proxy Voting Policies and Procedures, which we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.

Reflecting a basic investment philosophy that good management is shareholder focused, proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders. Specifically, proxy votes generally will be cast in favor of proposals that:

maintain or strengthen the shared interests of stockholders and management;

increase shareholder value; and

maintain or increase shareholder rights generally.

Proxy votes will generally be cast against proposals having the opposite effect of the above. Where we perceive that a management proposal, if approved, would tend to limit or reduce the market value of the company’s securities, we will generally vote against it. We believe that means for ensuring management accountability to shareholders, in the rare cases where is threatened, must not be compromised.

We generally support shareholder rights and recapitalization measures undertaken unilaterally by boards of directors properly exercising their responsibilities and authority, unless such measures could have the effect of reducing shareholder rights or potential shareholder value. In cases where shareholder proposals challenge such actions, our voting position will generally favor not interfering with the directors’ proper function in the interest of all shareholders.

We believe that proposals addressing strictly social or political issues are immaterial to the goal of maximizing the return on funds under our management. We will generally vote against such proposals, but will consider supporting proposals that seek to protect shareholder rights or minimize risks to shareholder value.

We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting. If we so delegate our responsibilities, we shall monitor the delegate’s compliance with these Proxy Voting Policies and Procedures.

We (and our employees) and/or an independent third party provider shall vote in a prudent and timely fashion, only after careful evaluation of the issue(s) presented on the ballot.

We review proxies to assess the extent, if any, to which there may be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a “potential conflict”). If we determine that a potential conflict may exist, it shall be reported to our Proxy Voting Committee. The Proxy Voting Committee shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of our clients (excluding any client that may have a potential conflict). Without limiting the generality of the foregoing, the Proxy Voting Committee may resolve a potential conflict in any of the following manners:

If the proposal that is the subject of the proposed conflict is specifically addressed in these Proxy Voting Policies and Procedures, we may vote the proxy in accordance with such pre-determined policies and guidelines; provided that such pre-determined policy involves little discretion on our part;

We may engage an independent third-party to determine how the proxy should be voted; or

We may establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker.

We will use commercially reasonable efforts to determine whether a potential conflict may exist.

We may abstain from voting a client proxy if we conclude that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

We may abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we will weigh the costs and benefits of voting proxy proposals and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client’s investment and whether this expected effect would outweigh the cost of voting.

Unless otherwise directed by a client in writing, we are responsible for voting all proxies related to securities that we manage for clients with respect to which we have accepted proxy-voting responsibility in writing. A client may from time to time direct us in writing to vote proxies in a manner that is different from the guidelines set forth in these Proxy Voting Policies and Procedures. We will follow such written direction for proxies received after our receipt of such written direction.

We shall maintain certain records required by applicable law in connection with proxy voting activities and shall provide proxy-voting information to a client for which we are responsible for voting proxies upon written request. Clients should contact our Director of Client Services to make such a request.

Our Proxy Voting Procedures and Policy will be reviewed annually. The Proxy Policy Committee will review present procedures and past decisions with the aim of developing the most coherent and understandable proxy voting policy possible. We believe that a careful and continually evolving policy is indispensable to the task of discharging our fiduciary duties as an investment.

GE Asset Management, Incorporated

Proxy Voting Policy

General

GE Asset Management Incorporated (GE Asset Management) exercises its fiduciary responsibilities by carefully reviewing, voting and documenting proxies for all voting securities for which it has voting responsibility and acting solely in the best interest of its clients. Each proxy is reviewed individually, managed in accordance with this Proxy Voting Policy and voted consistent with the proxy guidelines (Proxy Guidelines) adopted by the Proxy Committee (as defined below) from time to time. In all cases the ultimate objective in voting proxies is to enhance shareholder value. The Proxy Voting Policy and Proxy Guidelines are provided to GE Asset Management personnel who have responsibility for managing the proxy voting process in an effort to maintain consistency and ensure compliance. Additionally, the Proxy Voting Policy has been adopted by the Board of Directors of GE Asset Management.

Certain clients expressly retain proxy voting responsibility or have entered into a relationship with another party who has been given authority to vote their proxies. Such clients are not subject to this Proxy Voting Policy or the Proxy Guidelines. Additionally, certain other clients have instructed GE Asset Management to vote proxies in accordance with each such client’s proxy voting guidelines. In such cases GE Asset Management will still follow the procedure set forth in the Proxy Voting Policy though the Proxy Guidelines will not be applicable.

Proxy Committee

The Proxy Committee is comprised of between five (5) and ten (10) individuals, including both the Chief Executive Officer and General Counsel of GE Asset Management. Members of the Proxy Committee are appointed by the Board of Directors of GE Asset Management (Board) and will be evidenced by a resolution adopted by the Board. The Proxy Committee participates in the proxy voting process as detailed below and may amend the Proxy Guidelines at any time by unanimous written consent.

Proxies and Corporate Actions Analyst

The Proxies and Corporate Actions Analyst (Proxy Analyst) is an employee of GE Asset Management and has responsibility for facilitating the processing of all proxy votes for any annual or special meeting for all voting securities held in the various GE Asset Management portfolios and monitoring such process.

Annual Review of Proxy Voting Policy and Proxy Guidelines

The Proxy Committee will meet at least annually to review and analyze current issues and update, if necessary, the Proxy Guidelines and Proxy Voting Policy. Appropriate GE Asset Management personnel may also be requested to participate in this meeting.

Third Party Services

GE Asset Management currently utilizes the services of Institutional Shareholder Services, Inc. (ISS) for proxy research, voting, administrative and reporting functions and Investor Responsibility Research Center (IRRC) for research material.

Voting Procedure

1. ISS receives proxy material from custodial banks, Automatic Data Processing (ADP) and directly from companies.

2. For every proxy ISS receives, ISS reviews all proxy material and provides the Proxy Analyst with an analysis of such material, including management’s recommendation of how to vote the proxy, and a vote recommendation based on the Proxy Guidelines or specific client guidelines.

3. The Proxy Analyst reviews each vote recommendation given by ISS and does the following:

a. Domestic and International Routine Corporate Governance Issues and Routine Social Issues: The Proxy Analyst votes in accordance with the ISS recommendation on routine issues.

b. Domestic and International Non-Routine Corporate Governance Issues and Non-Routine Social Issues; Vote with Management: If the issue is determined to be non-routine by the Proxy Analyst, an analyst for the relevant asset class and a Proxy Committee member will review the proxy material and recommend how to vote such proxy. If the recommendation is to vote with management and not inconsistent with the Proxy Guidelines, the process will continue as provided in section (4) below.

c. Domestic and International Non-Routine Corporate Governance Issues and Non-Routine Social Issues; Voting Against Management: If (a) the issue is determined to be non-routine by the Proxy Analyst and either the analyst for the relevant asset class or the Proxy Committee member recommends a vote against management or (b) an analyst seeks in any case to vote contrary to the Proxy Guidelines, then at least two (2) Proxy Committee members will review the proxy material and determine how to vote such proxy. In certain circumstances, an independent third party will be engaged to determine how to vote the proxy (See Material Conflict of Interest below).

4. The vote decision is communicated to ISS. GE Asset Management may abstain from voting a proxy in a limited number of circumstances.

5. ISS votes the proxy through ADP, the solicitors, or the custodian banks, as the case may be.

6. Comprehensive reports of all proxy votes are reviewed semi-annually by the Proxy Analyst and annually by the Proxy Committee.

Issues Involving a Material Conflict of Interest

A material conflict of interest may arise in a situation where the Proxy Analyst or analyst or Proxy Committee member, if voting the proxy, has knowledge of a situation where either GE Asset Management or one of its affiliates would enjoy a substantial or significant benefit from casting its vote in a particular way. Examples of where a material conflict of interest may occur include, but are not limited to, the following examples:

•	General Electric Company, the parent of GE Asset Management, is soliciting proxies in connection with a transaction involving an issuer of securities that GE Asset Management holds in its client accounts.

•	A plan sponsor of a benefit plan to which GE Asset Management provides services is also the issuer of securities that GE Asset Management holds in its client accounts. However, absent extraordinary circumstances, this situation should not present a material conflict of interest and in no case would a material conflict of interest exist unless the assets of such benefit plan managed by GE Asset Management constituted more than 1% of GE Asset Management’s assets under management.

•	An officer or employee of GE Asset Management or one of its affiliates serves as a director of a company during a time when GE Asset Management has an opportunity to vote securities of that company.

If a material conflict of interest does arise, ISS will be solely responsible for determining how to vote the proxy based upon the Proxy Guidelines or specific client guidelines. Should this be impractical, an independent third party will be engaged to determine how to vote the proxy. Additionally, a material conflict of interest form in the form attached hereto (Material Conflict of Interest Form) will be completed and signed by the Proxy Analyst and at least one member of the Proxy Committee. Material Conflict of Interest Form(s), if any, will be provided to the Proxy Committee on an annual basis and, in the case of a mutual fund that holds the portfolio security in question, to the board of such mutual fund at its next regularly scheduled meeting.

Securities Lending Programs

Securities held by a client may be lent out to a borrower. In such an instance, the securities are typically transferred into the borrower’s name and are voted by the borrower, in its discretion. However, where an asset class leader or primary analyst determines that a proxy vote is materially important to a client’s interest and where it is feasible to recall the security on a timely basis, GE Asset Management may use its reasonable efforts to recall the security. GE Asset Management disclaims any responsibility for its inability to vote on proposals where, despite its reasonable efforts, it could not successfully recall the security before the record date and/or the deadline for voting, as applicable.

Record Retention Policy

GE Asset Management will maintain the following for a period of seven (7) years:

•	Proxy Voting Policy.

•	Proxy Guidelines.

•	Written request for proxy voting records and a written response to such request.

•	Any document prepared by an analyst or Proxy Committee member that was material to the voting of a proxy.

GE Asset Management has hired ISS to maintain the following for a period of five (5) years:

•	Proxy statements received regarding client securities (unless available through the Securities and Exchange Commission’s EDGAR system).

•	Records of votes cast on behalf of clients.

Such records will be made available to GE Asset Management via a website hosted and maintained by ISS or upon request.

Goldman Sachs Asset Management, L.P.

Policy On Proxy Voting For Investment Advisory Clients

Goldman Sachs Asset Management (the “Investment Adviser”) has adopted policies and procedures (the “Policy”) for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion. Under the Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that in the Investment Adviser’s view tend to maximize a company’s shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the Investment Adviser’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

The principles and positions reflected in the Policy are designed to guide the Investment Adviser in voting proxies, and not necessarily in making investment decisions. The Investment Adviser periodically reviews the Policy to ensure that it continues to be consistent with the Investment Adviser’s guiding principles.

Public Equity Investments

To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser has developed customized proxy voting guidelines (the “Guidelines”). The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Attached as Appendix A is a summary of the Guidelines.

The Investment Adviser has retained a third-party proxy voting service (“Proxy Service”)* to assist in the implementation of certain proxy voting-related functions. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues. While it is the Investment Adviser’s policy generally to follow the Guidelines and Recommendations from the Proxy Service, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) may on certain proxy votes seek approval to diverge from the Guidelines or a Recommendation by following an “override” process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and Recommendations.

The Proxy Service assists in the implementation and administration of the proxy voting function. The Proxy Service assists the Investment Adviser in the proxy voting process by providing operational, recordkeeping and reporting services. In addition, the Proxy Service produces Recommendations as previously discussed and provides assistance in the development and maintenance of the GSAM Guidelines.

GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest. The Investment Adviser may hire other service providers to replace or supplement the Proxy Service with respect to any of the services the Investment Adviser currently receives from the Proxy Service.

*  The third-party proxy voting service currently retained by GSAM is Institutional Shareholder Services, a unit of Risk Metrics Group.

The Investment Adviser has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include the Investment Adviser’s use of the Guidelines and Recommendations and the override process, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc.

Fixed Income and Private Investments

Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by the Investment Adviser based on its assessment of the particular transactions or other matters at issue.

Invesco Advisers, Inc.

Proxy Voting Policies And Procedures

January 2010

A. Policy Statement

Invesco has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, Invesco may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

Invesco believes that it has a duty to manage clients’ assets in the best economic interests of its clients and that the ability to vote proxies is a client asset.

Invesco reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.

Voting of Proxies

Invesco will vote client proxies relating to equity securities in accordance with the procedures set forth below unless a non-ERISA client retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) of an ERISA client retains in writing the right to direct the plan trustee or a third party to vote proxies, or Invesco determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith. In addition, due to the distinct nature of proxy voting for interests in fixed income assets and stable value wrap agreements, the proxies for such fixed income assets and stable value wrap agreements will be voted in accordance with the procedures set forth in the “Proxy Voting for Fixed Income Assets and Stable Value Wrap Agreements” section below.

Best Economic Interests of Clients

In voting proxies, Invesco will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. Invesco endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.

B. Operating Procedures and Responsible Parties

RiskMetrics’ Services

Invesco has contracted with RiskMetrics Group (“RiskMetrics,” formerly known as ISS), an independent third party service provider, to vote Invesco’s clients’ proxies according to RiskMetrics’ proxy voting recommendations determined by RiskMetrics pursuant to its then-current US Proxy Voting Guidelines, a summary of which can be found at http://www.riskmetrics.com and which are deemed to be incorporated herein. In addition, RiskMetrics will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which Invesco has proxy voting responsibility. On an annual basis, the Proxy Committee will review information obtained from RiskMetrics to ascertain whether RiskMetrics (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make such recommendations in an impartial manner and in the best economic interests of Invesco’s clients. This may include a review of RiskMetrics’ Policies, Procedures and Practices Regarding Potential Conflicts of Interest and obtaining information about the work RiskMetrics does for corporate issuers and the payments RiskMetrics receives from such issuers.

Custodians forward to RiskMetrics proxy materials for clients who rely on Invesco to vote proxies. RiskMetrics is responsible for exercising the voting rights in accordance with the RiskMetrics proxy voting guidelines. If Invesco receives proxy materials in connection with a client’s account where the client has, in writing, communicated to Invesco that the client, plan fiduciary or other third party has reserved the right to vote proxies, Invesco will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where Invesco, or any of its affiliates have or may have any conflict of interest, real or perceived, Invesco has engaged RiskMetrics to provide the proxy analyses, vote recommendations and voting of proxies.

In the event that (i) RiskMetrics recuses itself on a proxy voting matter and makes no recommendation or (ii) Invesco decides to override the RiskMetrics vote recommendation, the Proxy Committee will review the issue and direct RiskMetrics how to vote the proxies as described below.

Proxy Voting for Fixed Income Assets and Stable Value Wrap Agreements

Some of Invesco’s fixed income clients hold interests in preferred stock of companies and some of Invesco’s stable value clients are parties to wrap agreements. From time to time, companies that have issued preferred stock or that are parties to wrap agreements request that Invesco’s clients vote proxies on particular matters. RiskMetrics does not currently provide proxy analysis or vote recommendations with respect to such proxy votes. Therefore, when a particular matter arises in this category, the investment team responsible for the particular mandate will review the matter and make a recommendation to the Proxy Manager as to how to vote the associated proxy. The Proxy Manager will complete the proxy ballots and send the ballots to the persons or entities identified in the ballots.

Proxy Committee

The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate and who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote of those members in attendance at a meeting called for the purpose of determining how to vote a particular proxy. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of Invesco. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.

The Proxy Manager shall call for a meeting of the Proxy Committee (1) when override submissions are made; and (2) in instances when RiskMetrics has recused itself or has not provided a vote recommendation with respect to an equity security. At such meeting, the Proxy Committee shall determine how proxies are to be voted in accordance with the factors set forth in the section entitled “Best Economic Interests of Clients,” above.

The Proxy Committee also is responsible for monitoring adherence to these procedures and engaging in the annual review described in the section entitled “RiskMetrics’ Services,” above.

Recusal by RiskMetrics or Failure of RiskMetrics to Make a Recommendation

When RiskMetrics does not make a recommendation on a proxy voting issue or recuses itself due to a conflict of interest, the Proxy Committee will review the issue and determine whether Invesco has a material conflict of interest as determined pursuant to the policies and procedures outlined in the “Conflicts of Interest” section below. If Invesco determines it does not have a material conflict of interest, Invesco will direct RiskMetrics how to vote the proxies. If Invesco determines it does have a material conflict of interest, the Proxy Committee will follow the policies and procedures set forth in such section.

Override of RiskMetrics’ Recommendation

There may be occasions where Invesco investment personnel, senior officers or a member of the Proxy Committee seek to override a RiskMetrics recommendation if they believe that a RiskMetrics recommendation is not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with a RiskMetrics recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the RiskMetrics recommendation is not in accordance with clients’ best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee along with the certification attached as Appendix A hereto. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the RiskMetrics voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed any conflict of interest.

Proxy Committee Meetings

When a Proxy Committee Meeting is called, whether because of a RiskMetrics recusal or request for override of a RiskMetrics recommendation, the Proxy Committee shall request from the Chief Compliance Officer as to whether any Invesco person has reported a conflict of interest.

The Proxy Committee shall review the report from the Chief Compliance Officer to determine whether a real or perceived conflict of interest exists, and the minutes of the Proxy Committee shall:

(1) describe any real or perceived conflict of interest,

(2) determine whether such real or perceived conflict of interest is material,

(3) discuss any procedure used to address such conflict of interest,

(4) report any contacts from outside parties (other than routine communications from proxy solicitors), and

(5) include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.

Based on the above review and determinations, the Proxy Committee will direct RiskMetrics how to vote the proxies as provided herein.

Certain Proxy Votes May Not Be Cast

In some cases, Invesco may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients, some of which may be related to requirements of having a representative in person attend the proxy meeting. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. Invesco typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. Invesco will not vote if it determines that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of Invesco.

Conflicts of Interest

Procedures to Address Conflicts of Interest and Improper Influence

In order to avoid voting proxies in circumstances where Invesco or any of its affiliates have or may have any conflict of interest, real or perceived, Invesco has contracted with RiskMetrics to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by RiskMetrics, each vote recommendation provided by RiskMetrics to Invesco shall include a representation from RiskMetrics that RiskMetrics has no conflict of interest with respect to the vote. In instances where RiskMetrics has recused itself or makes no recommendation on a particular matter, or if an override submission is requested, the Proxy Committee shall determine how to vote the proxy and instruct the Proxy Manager accordingly, in which case the conflict of interest provisions discussed below shall apply.

In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between Invesco, as the investment manager, and Invesco’s clients. For each director, officer and employee of Invesco (“Invesco person”), the interests of Invesco’s clients must come first, ahead of the interest of Invesco and any Invesco person, including Invesco’s affiliates. Accordingly, no Invesco person may put “personal benefit,” whether tangible or intangible, before the interests of clients of Invesco or otherwise take advantage of the relationship with Invesco’s clients.

“Personal benefit” includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of Invesco, as appropriate. It is imperative that each Invesco person avoid any situation that might compromise, or call into question, the exercise of fully independent judgment that is in the interests of Invesco’s clients.

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist if Invesco has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Additional examples of situations where a conflict may exist include:

Business Relationships — where Invesco manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

Personal Relationships — where an Invesco person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

Familial Relationships — where an Invesco person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).

In the event that the Proxy Committee determines that Invesco (or an affiliate) has a material conflict of interest, the Proxy Committee will not take into consideration the relationship giving rise to the conflict of interest and shall, in its sole discretion, either (a) decide to vote the proxies pursuant to RiskMetrics’ general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact Invesco’s client(s) for direction as to how to vote the proxies.

In the event an Invesco person has a conflict of interest and has knowledge of such conflict of interest, it is the responsibility of such Invesco person to disclose the conflict to the Chief Compliance Officer. When a Proxy Committee meeting is called, the Chief Compliance Officer will report to the Proxy Committee all real or potential conflicts of interest for the Proxy Committee to review and determine whether such conflict is material. If the Proxy Committee determines that such conflict is material and involves a person involved in the proxy voting process, the Proxy Committee may require such person to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how Invesco should vote such proxy. An Invesco person will not be considered to have a material conflict of interest if the Invesco person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote.

In order to ensure compliance with these procedures, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any Invesco person who submits a RiskMetrics override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A.

In addition, members of the Proxy Committee must notify Invesco’s Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence exerted by any Invesco person or by an affiliated company’s representatives with regard to how Invesco should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the Invesco Risk Management Committee. In the event that it is determined that improper influence was exerted, the Risk Management Committee will determine the appropriate action to take, which actions may include, but are not limited to, (1) notifying the affiliated company’s Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and cooperating fully with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interests of clients.

C.	Recordkeeping

Records are maintained in accordance with Invesco’s Recordkeeping Policy.

Proxy Voting Records

The proxy voting statements and records will be maintained by the Proxy Manager on-site (or accessible via an electronic storage site of RiskMetrics) for the first two (2) years. Copies of the proxy voting statements and records will be maintained for an additional five (5) years by Invesco (or will be accessible via an electronic storage site of RiskMetrics). Clients may obtain information about how Invesco voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to:

Proxy Manager, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

APPENDIX A

ACKNOWLEDGEMENT AND CERTIFICATION

I acknowledge that I have read the Invesco Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the Invesco Chief Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.

Print Name

Signature

Date

Jennison Associates LLC

Proxy Voting Policy Summary

Conflicts of interest may also arise in voting proxies. Jennison Associates LLC (“Jennison”) has adopted a proxy voting policy to address these conflicts. Jennison actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client. Secondary consideration is permitted to be given to the public and social value of each issue. For purposes of this policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term — that is, the common interest that all clients share in seeing the value of a common investment increase over time. Any vote that represents a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy Voting Committee to determine how to vote the proxy if Compliance determines that a material conflicts exists.

In voting proxies for international holdings, which we vote on a best efforts basis, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as “share blocking”, where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the costs outweigh the benefit of voting, as in share blocking.

In an effort to discharge its responsibility, Jennison has examined third-party services that assist in the researching and voting of proxies and development of voting guidelines. After such review, Jennison has selected an independent third party proxy voting vendor to assist it in researching and voting proxies. Jennison will utilize the research and analytical services, operational implementation and recordkeeping and reporting services provided by the proxy voting vendor. The proxy voting vendor will research each proxy and provide a recommendation to Jennison as to how best to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings. It is important to note while Jennison may review the research and analysis provided by the vendor, the vendor’s recommendation does not dictate the actual voting instructions nor Jennison’s Guidelines. The proxy voting vendor will cast votes in accordance with Jennison’s Guidelines, unless instructed otherwise by a Jennison Investment Professional, as set forth below, or if Jennison has accepted direction from a Client, in accordance with the Client’s Guidelines.

In voting proxies for quantitatively derived holdings and Jennison Managed Accounts (i.e., “wrap”) where the securities are not held elsewhere in the firm, Jennison has established a custom proxy voting policy with respect to the voting of these proxies. Proxies received in these circumstances will be voted utilizing the Jennison’s guidelines. Additionally, in those circumstances where no specific Jennison guideline exists, Jennison will vote using the recommendations of the proxy voting vendor.

For securities on loan pursuant to a client’s securities lending arrangement, Jennison will work with either custodian banks or the proxy voting vendor to monitor upcoming meetings and call stock loans, if possible, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant investment professional shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan. It is important to note that in order to recall securities on loan in time to vote, the process must be initiated PRIOR to the record date of the proxy. This is extremely difficult to accomplish as Jennison is rarely made aware of the record date in advance.

It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.

These procedures are intended to provide Jennison with the reasonable assurance that all clients’ accounts are being treated fairly so that no one client’s account is systematically advantaged.

Merganser Capital Management, Inc.

Proxy Voting Policies and Procedures

Adopted: October 5, 2004

Amended: November 16, 2006

Purpose:

The purpose of this policy is to ensure that proxies are voted in accordance with our clients’ best interests or instructions.

Background:

Rule 275.206(4)-6 of the Investment Advisers Act of 1940 governs proxy voting by investment advisers. It requires advisers to implement written policies and procedures governing how they will vote proxies. It also requires them to disclose to clients, when requested, how they voted certain proxies and to furnish clients with a copy of the advisers’ policies and procedures on proxy voting.

Policy:

Merganser will notify the client giving them the opportunity to vote or instruct us how to vote their proxy. When a client specifically instructs Merganser not to contact them about proxies, Merganser will vote the proxy in a manner which in its best judgment reflects the client’s best economic interest and fosters good corporate governance. In other routine matters, Merganser will vote in accordance with management recommendations.

If requested, Merganser will offer our clients advice on proxy questions.

Merganser will facilitate the proxy voting so as to minimize the administrative burden on our clients.

If our contract assigns responsibility for proxy voting to the client or the client otherwise indicates a desire to vote proxies, Merganser will forward all materials to them for voting.

Procedures — Proxy Voting

Adopted: October 5, 2004

Amended: November 16, 2006

Definitions and Limitations:

Not applicable.

Procedures:

Receipt of proxies

Upon receipt of proxy material, Merganser will date stamp the ballot and forward all material to the Compliance Department (“Compliance”). Compliance will log the receipt on the Proxy Voting Control sheet. Document is in U:\POND\Compliance Documents\Compliance Testing Control Sheets\Proxy Voting Control Sheet.xls.

Review of proxy material

Compliance will review the proxy material. Compliance will then forward a copy of the ballot and other material to the Portfolio Manager (“PM”) for review and recommendation(s). Compliance will offer the PM recommendations where appropriate.

PM will review the proxy material and make recommendation(s) for the client’s consideration. The proxy material will be returned to Compliance with the PM’s recommendations.

Advising clients of our recommendations

Unless Merganser has been directed by the client to vote all proxies without consulting them, the Director of Client Service (“DCS”) will contact the client with our recommendations on voting the proxy and offer the opportunity to instruct us otherwise.

DCS will contact the client by telephone, letter or e-mail to review the proxy material and determine how the client wants to vote. If requested, the DCS, with assistance of the PM, may offer advice to the client. A letter with copies of proxy documents will be sent to the client upon request.

Voting proxies

The proxy material will be returned to Compliance for voting. The vote will be made via Internet whenever possible.

Recordkeeping

A record of the vote, PM recommendations and any client correspondence will be filed in the client legal folder.

Compliance will update the Proxy Voting Control sheet.

OFI Institutional Asset Management, Inc.

Portfolio Proxy Voting Policies and Procedures and
Proxy Voting Guidelines
(as of December 1, 2007)

These Portfolio Proxy Voting Policies and Procedures, which include the attached “OppenheimerFunds Proxy Voting Guidelines” (the “Guidelines”), set forth the proxy voting policies, procedures and guidelines to be followed by OFI Institutional Asset Management, Inc. (“OFII”) in voting portfolio proxies relating to securities held by clients, including separately managed accounts, private funds and registered investment companies advised or sub-advised by OFII (“Fund(s)”). References in the Proxy Voting Policies and Procedures and Guidelines to “Board of Directors/Trustees” and “OFI Fund Board(s)” shall be deemed to be references to OFII and OFII shall be deemed (i) the party responsible for taking any action or making any determination required to be made by the “Board of Directors/Trustees” and/or “OFI Fund Board(s)”, and/or (ii) the party with discretion to take any action or make any determination reserved to the discretion of the “Board of Directors/Trustees” and/or “OFI Fund Board(s)”.

A. Funds for which OFI has Proxy Voting Responsibility

OFI Funds. Each Board of Directors/Trustees of the Funds advised by OFI (the “OFI Fund Board(s)”) has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision.

Sub-Advised Funds. OFI also serves as an investment sub-adviser for a number of other non-OFI funds not overseen by the OFI Fund Boards (“Sub-Advised Funds”). Pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds’ managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds.

Tremont Funds (Funds-of-Hedge Funds) Certain OFI Funds are structured as funds-of-hedge funds (the “Tremont Funds”) and invest their assets primarily in underlying private investment partnerships and similar investment vehicles (“portfolio funds”). These Tremont Funds have delegated voting of portfolio proxies (if any) for their portfolio holdings to OFI. OFI, in turn, has delegated the proxy voting responsibility to Tremont Partners, Inc., the investment manager of the Tremont Funds.

The underlying portfolio funds, however, typically do not solicit votes from their interest holders (such as the Tremont Funds). Therefore, the Tremont Funds’ interests (or shares) in those underlying portfolio funds are not considered to be “voting securities” and generally would not be subject to these Policies and Procedures. However, in the unlikely event that an underlying portfolio fund does solicit the vote or consent of its interest holders, the Tremont Funds and Tremont Partners, Inc. have adopted these Policies and Procedures and will vote in accordance with these Policies and Procedures.

B. Proxy Voting Committee

OFI’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies.

The Committee shall adopt a written charter that outlines its responsibilities and any amendments to the charter shall be provided to the Boards at the Boards’ next regularly scheduled meetings.

The Committee also shall receive and review periodic reports prepared by the proxy voting agent regarding portfolio proxies and related votes cast. The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

The Committee will meet on a regular basis and may act at the direction of two or more of its voting members provided one of those members is the Legal Department or Compliance Department representative. The Committee will maintain minutes of Committee meetings and provide regular reports to the OFI Fund Boards.

C. Administration and Voting of Portfolio Proxies

1.	Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI’s primary consideration is the economic interests of the Funds and their shareholders.

2.	Proxy Voting Agent

On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, OFI may consider the proxy voting agent’s research and analysis as part of OFI’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI’s and the Funds’ portfolio proxy votes, including the appropriate records necessary for the Funds’ to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

3.	Material Conflicts of Interest

OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund and its shareholders and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the “company”), on one hand, and OFI or any of its affiliates (together “OFI”), on the other, including, but not limited to, the following relationships:

OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services; an officer of OFI serves on the board of a charitable organization that receives charitable contributions from the company and the charitable organization is a client of OFI;

a company that is a significant selling agent of OFI’s products and services solicits proxies;

OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management’s recommendation may cause OFI a loss of revenue or other benefit.

OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. This arrangement alone, however, is insufficient to assure that material conflicts of interest do not influence OFI’s voting of portfolio proxies. To minimize this possibility, OFI and the Committee employ the following procedures:

If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to OFI on how to vote on the matter (i.e., case-by-case);

If the proposal that gives rise to a potential conflict is not specifically addressed in the Guidelines or provides discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent’s general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent;

If neither of the previous two procedures provides an appropriate voting recommendation, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal; or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

4.	Certain Foreign Securities

Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.” Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the “share-blocking period” OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

5.	Securities Lending Programs

The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled. Alternatively, some securities lending programs use contractual arrangements among the lender, borrower and counterparty to arrange for the borrower to vote the proxies in accordance with instructions from the lending Fund.

If a Fund participates in a securities lending program, OFI will attempt to recall the Funds’ portfolio securities on loan and vote proxies relating to such securities if OFI determines that the votes involve matters that would have a material effect on the Fund’s investment in such loaned securities.

Shares of Registered Investment Companies (Fund of Funds)

Certain OFI Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Funds (the “Fund of Funds”). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Funds and may be requested to vote on a matter pertaining to those underlying OFI Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Fund in the same proportion as the vote of all other shareholders in that underlying OFI Fund (sometimes called “mirror” or “echo” voting).

C.	Fund Board Reports and Recordkeeping

OFI will prepare periodic reports for submission to the Board describing:

any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and

Procedures; and any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI’s experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI’s voting of portfolio proxies, including, but not limited to:

these Policies and Procedures, as amended from time to time;

Records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

Records of written client requests for proxy voting information and any written responses of OFI to such requests; and

Any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D.	Amendments to these Procedures

In addition to the Committee’s responsibilities as set forth in the Committee’s Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards’ next regularly scheduled meetings.

E.	Proxy Voting Guidelines

The Guidelines adopted by the Boards of the Funds are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

Appendix A

OppenheimerFunds, Inc. and Oppenheimer Funds

Portfolio Proxy Voting Guidelines
(as of December 1, 2007)

1. Operational Items

Amend Quorum Requirements.

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws.

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name.

Vote WITH Management

Change Date, Time, or Location of Annual Meeting.

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Transact Other Business.

Vote AGAINST proposals to approve other business when it appears as voting item.

Auditors

Ratifying Auditors

Vote FOR Proposals to ratify auditors, unless any of the following apply:

An auditor has a financial interest in or association with the company, and is therefore not independent.

Fees for non-audit services are excessive.

There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote AGAINST shareholder proposals asking for audit firm rotation.

Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).

Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.

2.0	The Board of Directors

Voting on Director Nominees

Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

Composition of the board and key board committees

Attendance at board meetings

Corporate governance provisions and takeover activity

Long-term company performance relative to a market index

Directors’ investment in the company

Whether the chairman is also serving as CEO

Whether a retired CEO sits on the board

WITHHOLD VOTES: However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

Attend less than 75% of the board and committee meetings without a valid excuse.

Implement or renew a dead-hand or modified dead-hand poison pill

Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.

Failed to act on takeover offers where the majority of the shareholders tendered their shares.

Are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees.

Are audit committee members; and the non-audit fees paid to the auditor are excessive.

Enacted egregious corporate governance policies or failed to replace management as appropriate.

Are inside directors or affiliated outside directors; and the full board is less than majority independent.

Are CEOs of public companies who serve on more than three public company boards, i.e., more than two public company boards other than their own board. (The term “public company” excludes an investment company.)
Serve on more than six public company boards. (The term “public company” excludes an investment company.)

Additionally, the following should result in votes being WITHHELD (except from new nominees):
If the director(s) receive more than 50% withhold votes of votes cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed.

If the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption. If a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

Board Size

Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

Cumulative Voting

Vote FOR proposal to eliminate cumulative voting.

2.5 Require Majority Vote for Approval of Directors

Vote AGAINST proposal to require majority vote approval for election of directors

2.6 Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote FOR proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

Vote FOR indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

The director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company, and

Only if the director’s legal expenses would be covered.

2.7 Establish/Amend Nominee Qualifications

Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.

Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

2.8 Filling Vacancies/Removal of Directors.

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

2.9 Independent Chairman (Separate Chairman/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties

Two-thirds independent board

All-independent key committees

Established governance guidelines

The company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers from the performance summary table.

2.10 Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

2.11 Open Access

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct. (At the time of these policies, the SEC’s proposed rule in 2003 on Security Holder Director Nominations remained outstanding.)

2.12 Stock Ownership Requirements

Vote on a CASE-BY-CASE basis on shareholder proposals that mandate a minimum amount of stock that a director must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE basis on shareholder proposals asking companies to adopt holding periods or retention ratios for their executives, taking into account:

Whether the company has any holding period, retention ratio or officer ownership requirements in place. These should consist of: Rigorous stock ownership guidelines or short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement or a meaningful retention ratio.

Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

2.13 Age or Term Limits

Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0 Proxy Contests

3.1 Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:

Long-term financial performance of the target company relative to its industry

Management’s track record

Background to the proxy contest

Qualifications of director nominees (both slates)

Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

Stock ownership position

3.2 Reimbursing Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

3.3 Confidential Voting

Vote AGAINST shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0 Anti-Takeover Defenses and Voting Related Issues

4.1 Advance Notice Requirements for Shareholder Proposals/Nominations.

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

4.2 Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

4.3 Poison Pills

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plan agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

Vote FOR share holder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

4.4 Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

4.5 Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

4.6 Establish Shareholder Advisory Committee

Vote WITH Management

4.7 Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5.0 Mergers and Corporate Restructurings

5.1 Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

5.2 Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

Purchase price

Fairness opinion

Financial and strategic benefits

How the deal was negotiated

Conflicts of interest

Other alternatives for the business

Non-completion risk

5.3 Asset Sales

Vote CASE-BY-CASE on asset sale proposals, considering the following factors:

Impact on the balance sheet/working capital

Potential elimination of diseconomies

Anticipated financial and operating benefits

Anticipated use of funds

Value received for the asset

Fairness opinion

How the deal was negotiated

Conflicts of interest

5.4 Bundled Proposals

Review on a CASE-BY-CASE basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

5.5 Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

5.6 Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

Dilution to existing shareholders’ position

Terms of the offer

Financial issues

Management’s efforts to pursue other alternatives

Control issues

Conflicts of interest

Vote CASE-BY-CASE on the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.7 Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

The reasons for the change

Any financial or tax benefits

Regulatory benefits

Increases in capital structure

Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure Model.

Adverse changes in shareholder rights.

5.8 Going Private Transactions (LBOs and Minority Squeezeouts)

Votes on going private transactions on a CASE-BY-CASE basis, taking into account the following:

Offer price/premium

Fairness opinion

How the deal was negotiated

Conflicts of interests

Other alternatives/offers considered

Non-completion risk

5.9 Joint Venture

Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:

Percentage of assets/business contributed

Percentage of ownership

Financial and strategic benefits

Governance structure

Conflicts of interest

Other alternatives

Non-completion risk

5.10 Liquidations

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote on a CASE-BY-CASE basis, if the company will file for bankruptcy if the proposal is not approved.

5.11 Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

Prospects of the combined company, anticipated financial and operating benefits

Offer price (premium or discount)

Fairness opinion

How the deal was negotiated

Changes in corporate governance

Change in the capital structure

Conflicts of interest

5.12 Private Placements/Warrants/Convertible Debenture

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:

Dilution to existing shareholders’ position

Terms of the offer

Financial issues

Management’s efforts to pursue other alternatives

Control issues

Conflicts of interest

5.13 Spinoffs

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

Tax and regulatory advantages

Planned use of the sale proceeds

Valuation of spinoff

Fairness opinion

Benefits to the parent company

Conflicts of interest

Managerial incentives

Corporate governance changes

Changes in the capital structure

5.14 Value Maximization Proposals

Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

5.15 Severance Agreements that are Operative in Event of Change in Control

Review CASE-BY-CASE, with consideration give to ISS “transfer-of-wealth” analysis. (See section 8.2)

6.0 State of Incorporation

6.1 Control Share Acquisition Provisions

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

6.2 Control Share Cashout Provisions

Vote FOR proposals to opt out of control share cashout statutes.

6.3 Disgorgement Provisions

Vote FOR proposals to opt out of state disgorgement provisions.

6.4 Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

6.5 Freezeout Provisions

Vote FOR proposals to opt out of state freezeout provisions.

6.6 Greenmail

Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

6.7 Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

6.8 Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

6.9 State Anti-takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0 Capital Structure

7.1 Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock.

7.2 Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

7.3 Dual-Class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

It is intended for financing purposes with minimal or no dilution to current shareholders

It is not designed to preserve the voting power of an insider or significant shareholder

7.4 Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

7.5 Preemptive Rights

Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

7.6 Preferred Stock

Vote FOR shareholder proposals to submit preferred stock issuance to shareholder vote.

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense)

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote AGAINST proposals to increase the number of blank check preferred shares unless, (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

7.7 Pledge of Assets for Debt (Generally Foreign Issuers)

OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

7.8 Recapitalization

Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:

More simplified capital structure

Enhanced liquidity

Fairness of conversion terms

Impact on voting power and dividends

Reasons for the reclassification

Conflicts of interest

Other alternatives considered

7.9 Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

7.10 Share Purchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

7.11 Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

7.12 Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0 Executive and Director Compensation

8.1 Equity-based Compensation Plans

Vote compensation proposals on a CASE-BY-CASE basis.

In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO’s total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

8.2 Director Compensation

Examine compensation proposals on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes excessive compensation proposals, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

8.3 Bonus for Retiring Director

Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.

8.4 Cash Bonus Plan

Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

8.5 Stock Plans in Lieu of Cash

Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

In casting its vote, OFI reviews the ISS recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.

Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Vote FOR plans which do not

8.6 Director Retirement Plans

Vote FOR retirement plans for non-employee directors if the number of shares reserve is less than 3% of outstanding shares and the exercise price is 100% of fair market value.

Vote AGAINST shareholder proposals to eliminate retirement plans for non-employee directors, if the number of shares is less than 3% of outstanding shares and exercise price is 100% of fair market value.

8.7 Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

Historic trading patterns
Rationale for the repricing
Value-for-value exchange
Option vesting
Term of the option
Exercise price
Participation

8.8 Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Votes FOR employee stock purchase plans where all of the following apply:

Purchase price is at least 85% of fair market value

Offering period is 27 months or less

The number of shares allocated to the plan is 10% or less of the outstanding shares

Votes AGAINST employee stock purchase plans where any of the following apply:

Purchase price is at least 85% of fair market value

Offering period is greater than 27 months

The number of shares allocated to the plan is more than 10% of the outstanding shares

8.9 Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

8.10 Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares.)

8.11 Shareholder Proposal to Submit Executive Compensation to Shareholder Vote

Vote WITH MANAGEMENT.

8.12 401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

8.13 Shareholder Proposals Regarding Executive and Director Pay

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally vote FOR shareholder proposals seeking disclosure regarding the company’s, board’s, or committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

8.14 Performance-Based Stock Options

Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options), or
The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

8.15 Pay-for-Performance

Generally vote FOR shareholder proposals that align a significant portion of total compensation of senior executives to company performance. In evaluating the proposals, the following factors will be analyzed:

What aspects of the company’s short-term and long-term incentive programs are performance driven?

Can shareholders assess the correlation between pay and performance based on the company’s disclosure?

What type of industry does the company belong to?

Which stage of the business cycle does the company belong to?

8.16 Golden Parachutes and Executive Severance Agreements

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

The parachute should be less attractive than an ongoing employment opportunity with the firm
The triggering mechanism should be beyond the control management The amount should not exceed three times base salary plus guaranteed benefits

8.17 Pension Plan Income Accounting

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

8.18 Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

8.19 Claw-back of Payments under Restatements

Vote on a CASE-BY-CASE basis on shareholder proposals requesting clawbacks or recoupment of bonuses or equity, considering factors such as:

The coverage of employees, whether it applies to all employees, senior executives or only employees committing fraud which resulted in the restatement

The nature of the proposal where financial restatement is due to fraud

Whether or not the company has had material financial problems resulting in chronic restatements

The adoption of a robust and formal bonus/equity recoupment policy

If a company’s bonus recoupment policy provides overly broad discretion to the board in recovering compensation, generally vote FOR the proposal

If the proposal seeks bonus recoupment from senior executives or employees committing fraud, generally vote FOR the proposal.

9.0 Social, Political and Environmental Issues

In the case of social, political and environmental responsibility issues, OFI believes the issues do not primarily involve financial considerations and OFI ABSTAINS from voting on those issues.

Transamerica Asset Management, Inc.

Proxy Voting Policies and Procedures (“TAM Proxy Policy”)

Purpose

The TAM Proxy Policy is adopted in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and TAM’s fiduciary and other duties to its clients. The purpose of the TAM Proxy Policy is to ensure that where TAM exercises proxy voting authority with respect to client securities it does so in the best interests of the client, and that Sub-Advisers (as defined below) to TAM clients exercise voting authority with respect to TAM client securities in accordance with policies and procedures adopted by the Sub-Advisers under Rule 206(4)-6 and approved by the TAM client.

II. TAM’s Advisory Activities

TAM acts as investment adviser to Transamerica Funds, Transamerica Income Shares, Inc., Transamerica Partners Portfolios, Transamerica Asset Allocation Variable Funds, Transamerica Partners Funds Group, Transamerica Partners Funds Group II, Transamerica Investors, Inc., and AEGON/ Transamerica Series Trust (collectively, the “Funds”). For most of the investment portfolios comprising the Funds, TAM has delegated day-to-day management of the portfolio, including the authority to buy, sell, or hold securities in the portfolio and to exercise proxy voting authority with respect to those securities, to one or more investment sub-advisers, pursuant to sub-advisory agreements entered into between TAM and each sub-adviser (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) and approved by the Board of Trustees/Directors of the client Fund (the “Board”). TAM serves as a “manager of managers” with respect to the Sub-Advisers and monitors their activities in accordance with the terms of an exemptive order granted by the Securities and Exchange Commission (Release No. IC-23379, August 5, 1998).

III. Summary of the TAM Proxy Policy

TAM delegates the responsibility to exercise voting authority with respect to securities held in the Funds’ portfolios for which one or more Sub-Advisers has been retained to the Sub-Adviser(s) for each such portfolio, in accordance with each applicable Sub-Adviser Proxy Policy (as defined below). TAM will collect and review each Sub-Adviser Proxy Policy, together with a certification from the Sub-Adviser that the Sub-Adviser Proxy Policy complies with Rule 206(4)-6, and submit these materials to the Board for approval. In the event that TAM is called upon to exercise voting authority with respect to client securities, TAM generally will vote in accordance with the recommendation of Institutional Shareholder Services, Inc. (“ISS”) or another qualified independent third party, except that if TAM believes the recommendation would not be in the best interest of the relevant portfolio and its shareholders, TAM will consult the Board of the relevant Fund (or a Committee of the Board) and vote in accordance with instructions from the Board or Committee.

IV. Delegation of Proxy Voting Authority to Sub-Advisers

TAM delegates to each Sub-Adviser the responsibility to exercise voting authority with respect to securities held by the portfolio(s), or portion thereof, managed by the Sub-Adviser. Each Sub-Adviser is responsible for monitoring, evaluating and voting on all proxy matters with regard to investments the Sub-Adviser manages for the Funds in accordance with the Sub-Adviser’s proxy voting policies and procedures adopted to comply with Rule 206(4)-6 (each, a “Sub-Adviser Proxy Policy” and collectively, the “Sub-Adviser Proxy Policies”).

V. Administration, Review and Submission to Board of Sub-Adviser Proxy Policies

A. Appointment of Proxy Administrator

TAM will appoint an officer to be responsible for collecting and reviewing the Sub-Adviser Proxy Policies and carrying out the other duties set forth herein (the “Proxy Administrator”).

B. Initial Review

1. The Proxy Administrator will collect from each Sub-Adviser:

a) Its Sub-Adviser Proxy Policy;

b) a certification from the Sub-Adviser that (i) its Sub-Adviser Proxy Policy is reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of clients, and that the Sub-Adviser Proxy Policy includes an explanation of how the Sub-Adviser addresses material conflicts that may arise between the Sub-Adviser’s interests and those of its clients, (ii) the Sub-Adviser Proxy Policy has been adopted in accordance with Rule 206(4)-6, and (iii) the Sub-Adviser Proxy Policy complies the terms of Rule 206(4)-6; and

c) a summary of the Sub-Adviser Proxy Policy suitable for inclusion in the client Fund’s registration statement, in compliance with Item 13(f) of Form N-1A, and a certification to that effect.

2. The Proxy Administrator will review each Sub-Adviser Proxy Policy with a view to TAM making a recommendation to the Board. In conducting its review, TAM recognizes that the Securities and Exchange Commission has not adopted specific policies or procedures for advisers, or provided a list of approved procedures, but has left advisers the flexibility to craft policies and procedures suitable to their business and the nature of the conflicts they may face. As a consequence, Sub-Adviser Proxy Policies are likely to differ widely. Accordingly, the Proxy Administrator’s review of the Sub-Adviser Proxy Policies will be limited to addressing the following matters:

a) whether the Sub-Adviser Proxy Policy provides that the Sub-Adviser votes solely in the best interests of clients;

b) whether the Sub-Adviser Proxy Policy includes a description of how the Sub-Adviser addresses material conflicts of interest that may arise between the Sub-Adviser or its affiliates and its clients; and

c) whether the Sub-Adviser Proxy Policy includes both general policies and procedures as well as policies with respect to specific types of issues (for this purpose general policies include any delegation to a third party, policies relating to matters that may substantially affect the rights or privileges of security holders, and policies regarding the extent of weight given to the view of the portfolio company management; specific issues include corporate governance matters, changes to capital structure, stock option plans and other management compensation issues, and social corporate responsibility issues, among others).

3. The Proxy Administrator will review the certification provided pursuant to paragraph 1(b) above for completeness, and will review the summary provided pursuant to paragraph 1(c) above for compliance with the requirements of Form N-1A.

4. TAM will provide to the Board (or a Board Committee), the materials referred to in Section V.B.1. and a recommendation pursuant to the Proxy Administrator’s review of the Sub-Adviser Proxy Policy provided for in Section V.B.2.

5. TAM will follow the same procedure in connection with the engagement of any new Sub-Adviser.

C. Subsequent Review

TAM will request that each Sub-Adviser provide TAM with prompt notice of any material change in its Sub-Adviser Proxy Policy. TAM will report any such changes at the next quarterly Board meeting of the applicable Fund. No less frequently than once each calendar year, TAM will request that each Sub-Adviser provide TAM with its current Sub-Adviser Proxy Policy, or certify that there have been no material changes to its Sub-Adviser Proxy Policy or that all material changes have been previously provided for review by TAM and approval by the relevant Board(s), and that the Sub-Adviser Proxy Policy continues to comply with Rule 206(4)-6.

D. Record of Proxy Votes Exercised by Sub-Adviser

The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a record of any proxy votes (including the information called for in

Items 1(a) through (i) of Form N-PX) exercised by the Sub-Adviser on behalf of a portfolio of the Funds. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a complete proxy voting record with respect to each Fund. If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

VI. TAM Exercise of Proxy Voting Authority

A. Use of Independent Third Party

If TAM is called upon to exercise voting authority on behalf of a Fund client, TAM will vote in accordance with the recommendations of ISS or another qualified independent third party (the “Independent Third Party”), provided that TAM agrees that the voting recommendation issued by the Independent Third Party reflects the best interests of the relevant portfolio and its shareholders.

B. Conflict with View of Independent Third Party

If, in its review of the Independent Third Party recommendation, TAM believes that the recommendation is not in the best interests of the Fund client, TAM will submit to the Board (or a Board Committee) its reasons for disagreeing with the Independent Third Party, as well as full disclosure of any conflict of interest between TAM or its affiliates and the Fund in connection with the vote, and seek consent of the Board (or Committee) with respect to TAM’s proposed vote.

C. Asset Allocation Portfolios

For any asset allocation portfolio managed by TAM and operated, in whole or in part, as a “fund of funds”, TAM will vote proxies in accordance with the recommendations of the Board(s) of the Fund(s). If any such asset allocation portfolio holds shares of a registered investment company that is not a portfolio of a Fund, TAM will seek Board (or Committee) consent with respect to TAM’s proposed vote in accordance with the provisions of Section VI.B.

VII. Conflicts of Interest Between TAM or Its Affiliates and the Funds

The TAM Proxy Voting Policy addresses material conflicts that may arise between TAM or its affiliates and the Funds by, in every case where TAM exercises voting discretion, either (i) providing for voting in accordance with the recommendation of the Independent Third Party or Board(s); or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.

VIII. Recordkeeping

A. Records Generally Maintained

In accordance with Rule 204-2(c)(2) under the Advisers Act, the Proxy Administrator shall cause TAM to maintain the following records:

1. the TAM Proxy Voting Policy; and

2. records of Fund client requests for TAM proxy voting information.

B. Records for TAM Exercise of Proxy Voting Authority

In accordance with Rule 204-2(c)(2) under the Advisers Act, if TAM exercises proxy voting authority pursuant to Section VI above, TAM, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:

1. proxy statements received regarding matters it has voted on behalf of Fund clients;

2. records of votes cast by TAM; and

3. copies of any documents created by TAM that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.

If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

C. Records Pertaining to Sub-Adviser Proxy Policies

The Proxy Administrator will cause TAM and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain the following records:

1. each Sub-Adviser Proxy Policy; and

2. the materials delineated in Article V above.

If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

D. Time Periods for Record Retention

All books and records required to maintain under this Section VIII will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of TAM.

XI. Provision of TAM Proxy Policy to Fund Clients

The Proxy Administrator will provide each Fund’s Board (or a Board Committee) a copy of the TAM Proxy Policy at least once each calendar year.

Last Revised: July 1, 2008

Thornburg Investment Management, Inc.

Thornburg Investment Management, Inc. and
Thornburg Investment Trust

Policy on Proxy Voting

Policy Objectives

This Policy has been adopted by Thornburg Investment Management, Inc. (“Thornburg”) to facilitate the voting of proxies relating to portfolio securities in what it perceives to be the best interests of persons for whom Thornburg performs investment management services and is authorized and required to vote or consider voting proxies.

Thornburg Investment Trust has delegated to Thornburg the authority to vote proxies relating to its portfolio securities in accordance with this Policy.

This Policy is intended by Thornburg to constitute “written policies and procedures” as described in Rule 206(4) — 6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). This Policy is intended by Thornburg Investment Trust to constitute proxy voting policies and procedures referred to in Item 13 of Form N-1A adopted under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Please see the Glossary of Terms for definitions of terms used in this Policy.

Voting Objectives

This Policy defines procedures for voting securities in each Account managed by Thornburg, for the benefit of and in the best interest of the Investment Client. The objective of voting a security in each case under this Policy is to seek to enhance the value of the security, or to reduce potential for a decline in the security’s value. This Policy does not prescribe voting requirements or specific voting considerations. Instead, this Policy provides procedures for assembling voting information and applying the informed expertise and judgment of Thornburg’s personnel on a timely basis in pursuit of the above stated voting objectives.

A further element of this Policy is that while voting on all issues presented should be considered, voting on all issues is not required by this Policy unless specifically directed or required by an Investment Client. Some issues presented for a vote of security holders may not be relevant to this Policy’s voting objectives, or it may not be reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, unless an Investment Client requires Thornburg to vote all proxies with respect to securities in an Account, Thornburg may abstain from voting or decline a vote in those cases where there appears to be no relationship between the issue and the enhancement or preservation of an investment’s value.

It is also important to the pursuit of the Policy’s voting objectives that Thornburg be able to substitute its judgment in any specific situation for a presumption in this Policy where strict adherence to the presumption could reasonably be expected by Thornburg, based upon the information then available (including but not limited to media and expert commentary and outside professional advice and recommendations sought by Thornburg on the issue), to be inconsistent with the objectives of this Policy. Accordingly, Thornburg understands that it may substitute its judgment in a specific voting situation described in the preceding sentence, except where explicitly prohibited by the Investment Client or this Policy.

Thornburg is not responsible for voting proxies relating to proxy materials that are not forwarded on a timely basis. Thornburg does not control the setting of record dates, shareholder meeting dates, or the timing of distribution of proxy materials and ballots relating to shareholder votes. In addition, administrative matters beyond Thornburg’s control may at times prevent Thornburg from voting proxies in certain non-US markets (see “Voting Restrictions in Certain Non-US Markets,” below).

ERISA Accounts

Portfolio managers should recognize, in considering proxy votes for ERISA Accounts:

(a)	Plan trustees are ordinarily responsible for voting securities held by a plan, unless the plan documents direct Thornburg or another person to vote the proxies.

(b)	If Thornburg is delegated authority to vote proxies, voting may be subject to specific written guidelines issued by the plan’s trustees or other officials.

(c)	Thornburg may not delegate authority to vote proxies, unless the plan documents or other written agreement expressly permit delegation.

Proxy Voting Coordinator

The President shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this Policy:

(a)	Collecting and assembling proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

(b)	Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by Thornburg and other services specified by portfolio managers, and providing this information to the appropriate portfolio managers to permit evaluation of proxy voting issues;

(c)	Providing to appropriate portfolio managers any specific voting instructions from Investment Clients;

(d)	Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by Thornburg);

(e)	Accumulating Voting Results as set forth in this Policy (which may be performed by proxy voting services or agents engaged by Thornburg) and transmitting or arranging for the transmission of that information in accordance with “Communicating Votes,” below; and

(f)	Participating in the annual review of policy function as set forth in this Policy.

The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of any one or more of these functions to one or more other individuals employed by Thornburg. Any portion or all of any one or more of these functions may be performed by service providers engaged by Thornburg.

Assembling Voting Information

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. Thornburg may engage service providers and other third parties to assemble this information, digest or abstract the information where necessary or desirable, and deliver it to the portfolio managers or others to evaluate proxy voting issues.

Portfolio Managers

The portfolio manager responsible for management of a specific Account is responsible for timely voting (or determining not to vote in appropriate cases) proxies relating to securities in the Account in accordance with this Policy. The President may exercise this authority in any instance. The portfolio manager or President may delegate voting responsibilities to one or more other portfolio managers or other individuals. Persons exercising voting authority under this paragraph are authorized to consider voting recommendations and other information and analysis from service providers (including proxy voting services) engaged by Thornburg.

Accumulating Voting Results

The Proxy Voting Coordinator is responsible for accumulating the following information as to each matter relating to a portfolio security held by any Account, considered at any shareholder meeting, and with respect to which the Account was entitled to vote:

(a)	The name of the issuer of the portfolio security;

(b)	The exchange ticker symbol of the portfolio security;

(c)	The CUSIP number for the portfolio security;

(d)	The shareholder meeting date;

(e)	A brief identification of the matter voted on;

(f)	Whether a vote was cast on the matter;

(g)	How we cast the vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

(h)	Whether we cast the vote for or against management.

Thornburg may use third party service providers to record and cumulate the foregoing information. The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of these functions to one or more other individuals employed by Thornburg.

Resolution of Conflicts of Interest

In any case where a portfolio manager determines that a proxy vote involves an actual Conflict of Interest, and the proxy vote relates to the election of a director in an uncontested election or ratification of selection of independent accountants, the portfolio manager shall vote the proxy in accordance with the recommendation of any proxy voting service engaged by Thornburg. If no such recommendation is available, or if the proxy vote involves any other matters, the portfolio manager shall immediately refer the vote to the Investment Client (or in the case of any Investment Company as to which Thornburg is the adviser or sub-adviser and is authorized to vote proxies, to the chairman of its audit committee) for direction on the voting of the proxy or consent to vote in accordance with the portfolio manager’s recommendation. In all cases where such a vote is referred to the Investment Client, Thornburg shall disclose the Conflict of Interest to the Investment Client.

Communicating Votes

The Proxy Voting Coordinator shall (i) communicate to Thornburg’s fund accounting department proxy voting information respecting votes on portfolio securities held by Investment Clients which are Investment Companies, sufficient to permit fund accounting to prepare Form N-PX filings for the Investment Companies; and (ii) provide in writing to any Investment Client requesting information on voting of proxies with respect to portfolio securities, the information described under the caption “Accumulating Voting Results,” for the period or periods specified by the Investment Client. If the information requested by the Investment Client pertains to a period which is not readily available, or is not described above under the caption “Accumulating Voting Results,” the Proxy Voting Coordinator will confer with the Chief Compliance Officer. The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of this function to one or more individuals employed by Thornburg. Thornburg may engage one or more service providers to facilitate timely communication of proxy votes.

Record of Voting Delegation

The Proxy Voting Coordinator shall maintain a list of all Accounts, with a specification as to each Account whether or not Thornburg is authorized to vote proxies respecting the Account’s portfolio securities.

Comment on Voting

It is the Policy of Thornburg not to comment on specific proxy votes with respect to securities in an Account in response to inquiries from persons who are not specifically authorized representatives as to the Account. Attention is directed in this regard to the Thornburg Investment Management Internal Confidentiality and Privacy Protection Policy and the Thornburg Investment Trust Policy and Procedures for Disclosure of Portfolio Securities Holdings, as in effect from time to time. Customer service representatives and other persons who may receive such inquiries should advise persons presenting the inquiries that Thornburg does not comment on proxy voting, and that as to Investment Companies for which Thornburg is required to disclose proxy votes, the information is available on the Investment Company’s website. The President may authorize comments in specific cases, in his discretion.

Joining Insurgent or Voting Committees

It is the policy of Thornburg, for itself and the Accounts, not to join any insurgent or voting committee or similar group. The President may approve participation in any such committee or group in his discretion, and shall advise the authorized representatives for the Account of any such action.

Social Issues

It is the presumption of this Policy that proxies shall not be voted on Social Issues. The President may approve voting of any security in an Account on any Social Issue.

Voting Restrictions in Certain Non-US Markets

Proxy voting in certain countries requires “share blocking.” During this blocking period, shares that will be voted at the meeting may not be sold until the meeting has taken place and the shares are returned to the Investment Clients’ custodian banks. Thornburg may choose not to vote an Investment Client’s shares in a share blocking market if Thornburg believes that the benefit to the Investment Client of being able to sell the shares during this share blocking period outweighs the benefit of exercising the vote. Thornburg will exercise its judgment in the voting condition described above while adhering to Investment Client instructions and this policy.

Certain non-US markets require that Thornburg provide a power of attorney to give local agents authority to carry out Thornburg’s voting instructions. The duration of a power of attorney varies depending on the market. While Thornburg may seek to provide the requisite power of attorney in each instance where Thornburg is exercising its voting authority, Thornburg may at times be unable to provide the power of attorney. Failure to provide an effective power of attorney in a particular non-US market may prevent Thornburg from being able to vote an Investment Client’s shares in that market.

Annual Review of Policy Function

Pursuant to the review requirements of Rule 206(4)-7 under the Advisers Act and Rule 38a-1 under the Investment Company Act, the Chief Compliance Officer shall conduct a periodic review, no less often than annually, which shall comprise the following elements:

(a)	Review a sample of the record of voting delegation maintained by the Proxy Voting Coordinator against Voting Results to determine if Thornburg is exercising its authority to vote proxies on portfolio securities held in the selected Accounts;

(b)	Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the period reviewed;

(c)	Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this Policy;

(d)	Evaluate the performance of any proxy voting services or agents employed by Thornburg, including whether or not the service or agent maintains its independence with respect to companies the securities of which are the subject of voting recommendations, information or analysis from the service or agent; and

(e)	Prepare written reports respecting the foregoing items to the President, the Trustees of Thornburg Investment Trust, and any Investment Company Clients for which such a report is required.

Recordkeeping

The Proxy Voting Coordinator shall maintain the following records:

(i)	Copies of this Policy as from time to time revised or supplemented;

(ii)	A copy of each proxy statement that Thornburg receives regarding Investment Client securities. In maintaining a record of proxy statements referred to in this item, the Proxy Voting Coordinator may rely on obtaining copies from the Securities and Exchange Commission’s EDGAR system;

(iii)	Voting Results for each Investment Client;

(iv)	A copy of any document created by Thornburg that was material to making a decision how to vote proxies on behalf of an Investment Client or that memorializes the basis for that decision;

(v)	A copy of each written Investment Client request for information on how Thornburg voted proxies on behalf of the Investment Client, and a copy of any written response by Thornburg to any (written or oral) Investment Client request for information on how Thornburg voted proxies on behalf of the requesting Investment Client;

(vi)	Communications to Investment Clients respecting Conflicts of Interest; and

The Chief Compliance Officer shall maintain the following records:

(vii)	All written reports arising from annual reviews of policy function.

The Proxy Voting Coordinator and Chief Compliance Officer shall maintain and preserve the foregoing records in an easily accessible place for a period of not less than five years (the first two years in Thornburg’s offices) from the end of the fiscal year of Thornburg during which the last entry was made on the record. The President may authorize the Proxy Voting Coordinator to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with then applicable governmental regulations, and (2) each service provider provides a written undertaking to furnish the records to Thornburg promptly upon request.

Glossary of Terms

“Account” means any discrete account or portfolio as to which Thornburg has discretionary investment authority. An Investment Client may have multiple Accounts. Each series of any Investment Company as to which Thornburg is the adviser or sub-adviser is an Account.

“Chief Compliance Officer” means the Chief Compliance Officer of Thornburg.

“Conflict of Interest” means as to any Account, any conflict between a pecuniary interest of Thornburg or any affiliate, and the duties of Thornburg to the Investment Client who is the owner of the Account.

“ERISA” means the Employee Retirement Income Security Act of 1975, as amended. Reference to an “ERISA Account” means an account for an employee benefit plan governed by ERISA.

“Investment Client” means any person with whom Thornburg has a contract to perform discretionary investment management services, including a series of an Investment Company, and for whom Thornburg is authorized by the contract or required by applicable law to vote or consider voting securities in the Investment Client’s Account.

“Investment Company” means a company registered as such under the Investment Company Act.

“President” means the president of Thornburg, or in the event of his unavailability any individual who is a vice president and managing director of Thornburg.

“Proxy Voting Coordinator” means the individual appointed from time to time by the President to perform the proxy voting coordination functions described in this Policy.

“Social Issues” means any issue presented for a vote of holders of any security which is held in an Account, which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objectives of this Policy, and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the security.

“Thornburg” means Thornburg Investment Management, Inc.

“Voting Results” means the specific information described under the caption “Accumulating Voting Results.”

As adopted July 17, 2003; revised July 20, 2005; revised April 19, 2006, revised April 21, 2008.

Wellington Management Company, LLP

Introduction  Wellington Management Company, LLP (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”), which are incorporated by reference to these Global Proxy Policy and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.

Statement of Policy  As a matter of policy, Wellington Management:

1 Takes responsibility for voting client proxies only upon a client’s written request.

2 Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3 Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4 Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5 Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6 Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7 Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8 Provides all clients, upon request, with copies of these Global Proxy Policy and Procedures, the Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9 Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight  Wellington Management has a Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Global Proxy Policy and Procedures and the Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal and Compliance Group monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Global Research Services Group. In addition, the Global Research Services Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of Procedures  Wellington Management has in place certain procedures for implementing its proxy voting policy.

General Proxy Voting

Authorization to Vote  Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy  Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation  To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research  In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting  Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Global Research Services Group and voted in accordance with the Guidelines.

Issues identified as “case-by-case” in the Guidelines are further reviewed by the Global Research Services Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Global Research Services Group and voted in accordance with the Guidelines.

Issues identified as “case-by-case” in the Guidelines are further reviewed by the Global Research Services Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes  Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Global Research Services Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending  Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration  Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs  Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

Additional Information  Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Global Proxy Policy and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: July 8, 2009

Western Asset Management Company

Western Asset Management Company Limited

Procedure:	Proxy Voting
Effective:	August 1, 2003

Background

Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of both the WA Form ADV and the WAML Form ADV contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

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Appendix C

MORE ON STRATEGIES AND RISKS
TRANSAMERICA PARTNERS PORTFOLIOS

How to Use This Section

The following contains additional information about the strategies and risks of the Transamerica Partners Portfolios.

Asset Allocation Funds as Investors

The Portfolios are offered for investment to asset allocation funds. These asset allocation funds may own a significant portion of the assets of the underlying Portfolios. Transactions by the allocation funds, such as rebalancings or redemptions, may be disruptive to an underlying Portfolio. Redemptions by one or more asset allocation funds also may have the effect of rendering an underlying Portfolio too small effectively to pursue its investment goal, and may also increase the underlying Portfolio’s expenses, perhaps significantly.

Investing in Common Stocks

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a Portfolio may hold fluctuate in price, the value of a Portfolio’s investments will go up and down.

Investing in Preferred Stocks

Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company’s common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.

Investing in Convertibles

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company’s common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

Volatility

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., risk of loss due to fluctuation in value) because even though your Portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile Portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

Investing in Bonds

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

•	Changes in Interest Rates. Bond prices tend to move inversely to interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertible securities.

•	Length of Time to Maturity. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond generally is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

•	Defaults. Bond issuers make at least two promises: (1) to pay interest during the bond’s term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

•	Declines in Ratings. At the time of issue, most bonds are rated by professional rating services, such as Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Ratings Group (“S&P”). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond’s rating. This is virtually certain to cause the bond to drop in price.

•	Low Quality. High-yield/high-risk securities (commonly known as “junk bonds”) have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a Portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

•	Loss of Liquidity. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may “dry up.” In that case, the bond may be hard to sell or “liquidate” (convert to cash).

Investing in Foreign Securities

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

•	Changes in Currency Values. Foreign securities may be sold in currencies other than U.S. dollars. If a currency’s value drops relative to the dollar, the value of Portfolio interests could drop, too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country’s overseas investments; and intervention by banks. Some Portfolios also invest in American Depositary Receipts (“ADRs”) and American Depositary Shares (“ADSs”). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS.

•	Currency Speculation. The foreign currency market is largely unregulated and subject to speculation. A Portfolio’s investments in foreign currency-denominated securities may reduce the returns of the Portfolio.

•	Differing Accounting and Reporting Practices. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

•	Less Information Available to the Public. Foreign companies usually make far less information available to the public.

•	Less Regulation. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

•	More Complex Negotiations. Because of differing business and legal procedures, a Portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

•	Less Liquidity/More Volatility. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

•	Settlement Delays. “Settlement” is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

•	Higher Custodial Charges. Fees charged by the Portfolio’s custodian for holding shares are higher for foreign securities than those of domestic securities.

•	Vulnerability to Seizure and Taxes. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

•	Political Instability and Small Markets. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

•	Different Market Trading Days. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before a transaction occurs.

•	Hedging. A Portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a Portfolio’s currency exposure from one currency to another removes the Portfolio’s opportunity to profit from the original currency and involves a risk of increased losses for the Portfolio if the sub-adviser’s projection of future exchange rates is inaccurate.

•	Emerging Market Risk. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries typically are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a Portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

Investing in Futures, Options and Other Derivatives

Besides conventional securities, your Portfolio may seek to increase returns by investing in financial contracts such as futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities, various mortgage-related obligations, structured or synthetic financial instruments and other derivative instruments (collectively, “Financial Instruments”) related to its primary investments. Such Financial Instruments involve additional risks and costs.

Certain of the Portfolios use Financial Instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a Portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a Portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments. A Portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain Portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are “commodity-linked” or “index-linked” notes. They are sometimes referred to as “structured notes” because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a Portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a Portfolio may receive more or less principal than it originally invested. A Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A Portfolio’s use of Financial Instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all Financial Instruments that may be used by the Portfolios:

Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

The use of a Financial Instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if a Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity risk exists when particular investments are difficult to sell. Although most of a Portfolio’s securities must be liquid at the time of investment, securities may become illiquid after purchase by the Portfolio, particularly during periods of market turmoil. If there is no market or the Portfolio is not successful in its negotiations, the Portfolio may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. When the Portfolio holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Portfolio is forced to sell these investments to meet redemptions or for other cash needs, the Portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Portfolio will engage in derivatives transactions at any time or from time to time. A Portfolio’s ability to use Financial Instruments may be limited by certain regulatory and tax considerations.

Like most other investments, Financial Instruments are subject to the risk that the market value of the instrument will change in a way that is detrimental to a Portfolio’s interest. If a Portfolio manager incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving Financial Instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. A Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. While the position remains open, the portfolio continues to be subject to investment risk on the Financial Instrument. The portfolio may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.

•	A Portfolio may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against a Portfolio’s position, such Portfolio may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to a Portfolio. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If a Portfolio is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the Portfolio will continue to be subject to investment risk on the assets. Segregation, cover, margin and collateral requirements may impair a Portfolio’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require a Portfolio to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

•	Certain Financial Instruments transactions may have a leveraging effect on the Portfolios, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When the Portfolios engage in transactions that have a leveraging effect, the value of the Portfolio is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than the Portfolio would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.

•	Many Financial Instruments may be difficult to value or may be valued subjectively. Inaccurate valuations can result in increased payment requirements to counterparties or a loss of value to the Portfolios.

•	In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in the Portfolio incurring substantial losses and/or not achieving anticipated gains.

•	Hedging strategies can reduce opportunity for gain by offsetting the positive effect of favorable price movements. Even if the strategy works as intended, the Portfolio might be in a better position had it not attempted to hedge at all.

•	Financial Instruments transactions used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that the Portfolio enters into a derivatives transaction as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the Portfolio will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the derivatives transaction itself.

•	Certain Financial Instruments transactions involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.

•	Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are not entered into or traded on exchanges or in markets regulated by the CFTC or the SEC. Instead, such over-the-counter (or “OTC”) derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result the Portfolio bears greater risk of default by the counterparties to such transactions. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

•	Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. The risk of operational failures may be higher for OTC derivatives transactions. For derivatives not guaranteed by an exchange, the Portfolio may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, disagreements as to the meaning of contractual terms and litigation, in enforcing those remedies.

•	Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders, including in a Portfolio that invests largely in municipal securities.

Investing in Hybrid Instruments

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a Portfolio to leverage risks or carry liquidity risks.

Investing in Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the Portfolio’s securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the Portfolio’s limitations on investing in illiquid securities. If a Portfolio’s manager makes the incorrect prediction, the opportunity for loss can be magnified.

Investing in Fixed-Income Instruments

Some Portfolios invest in “Fixed-Income Instruments,” which include, among others:

•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, including issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. (“U.S. Government Securities”);

•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

•	mortgage-backed and other asset-backed securities;

•	inflation-indexed bonds issued both by governments and corporations;

•	structured notes, including hybrid or “indexed” securities and event-linked bonds;

•	loan participations and assignments;

•	delayed funding loans and revolving credit facilities;

•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;

•	repurchase agreements and reverse repurchase agreements;

•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.

Some Portfolios may invest in derivatives based on Fixed-Income Instruments.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a Portfolio’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a Portfolio may become the holders of underlying assets. In that case, a Portfolio may become the holder of securities that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Investing in Structured Securities

Some Portfolios may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

Subordination Risk

Some Portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

Investing in Warrants and Rights

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

Investing in Distressed Securities

Certain Portfolios may invest in distressed securities, including securities of issuers in bankruptcy. Distressed securities are speculative and involve substantial risks. Generally, a Portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a Portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A Portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

Variable Rate Demand Instruments

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The Portfolios may treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even though their stated maturity may extend beyond 13 months.

Credit Enhancement

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

Investing in Small- or Medium-Sized Companies

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Mortgage-Related Securities

Mortgage-related securities in which the Portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Real estate markets have been particularly affected by the current financial crisis, which has had an adverse effect on mortgage-related securities. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the Portfolio in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the Portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The Portfolio’s investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the Portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

Investing in Asset-Backed Securities

Some Portfolios may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

Investing in REITs

Real estate markets have been particularly affected by the financial crisis. Equity REITs can be affected by any changes in the value of the properties owned. A REIT’s performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

Investing in Loans

Certain Portfolios may invest in certain commercial loans, including loans generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a Portfolio’s ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the Portfolio’s liquidity needs. When purchasing a participation, a Portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a Portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution’s interests with respect to a loan may involve additional risks to a Portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Portfolio relies on its sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolio.

Portfolio Turnover

A Portfolio may engage in a significant number of short-term transactions, which may lower Portfolio performance. High turnover rate will not limit a manager’s ability to buy or sell securities for these Portfolios. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a Portfolio. The Portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are generally subject to tax in the same manner as ordinary income for taxable investors.

Securities Lending

Certain Portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a Portfolio may lose money and there may be a delay in recovering the loaned securities. A Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to a Portfolio.

Initial Public Offerings (IPOs)

IPOs are subject to specific risks which include:

•	high volatility;

•	no track record for consideration;

•	securities may be illiquid;

•	earnings are less predictable.

Temporary Defensive Strategies

For temporary defensive purposes, a Portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a Portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a Portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

Swaps and Swap-Related Products

A Portfolio’s sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A Portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the Portfolio may consider buying at a later date.

•	Commodity Swaps. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Portfolio may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Portfolio may be required to pay a higher fee at each swap reset date.

•	Interest Rate Swaps. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

A Portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Portfolio’s obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a Portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

A Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A Portfolio’s sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by a Portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

Illiquid and Restricted/144A Securities

Certain Portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the “1933 Act”). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a “safe harbor” from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a Portfolio could, however, adversely affect the marketability of such security and the Portfolio might be unable to dispose of such security promptly or at reasonable prices.

Investment Style Risk

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other Portfolios that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented Portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain other types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

Investment Strategies

A Portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Portfolio’s Board of Trustees. No Portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition.

Diversification

A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, a fund can invest more than 5% of its assets in one issuer. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and only the assets and revenues of such entity back the security, such entity is deemed to be the sole issuer. Similarly, in the case of a private activity bond, if only the assets and revenues of the nongovernmental user back that bond, then such nongovernmental user is deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and is to be treated as an issue of such government or other entity. Under the 1940 Act, a Portfolio cannot change its classification from diversified to non-diversified without shareholder approval.

Appendix F

TRANSAMERICA PARTNERS VARIABLE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

		High	Inflation-		High
	Money	Quality	Protected	Core	Yield
	Market	Bond	Securities	Bond	Bond

Assets:
Investments in Series Portfolios, at value	$41,610,156	$22,473,921	$32,364,110	$52,777,612	$7,982,349
Receivable for units sold	25,193	2,083	6,151	5,642	—
Fee reimbursements	39,074	—	—	—	—

Total assets	41,674,423	22,476,004	32,370,261	52,783,254	7,982,349

Liabilities:
Payable for units redeemed	41,316	2,443	3,034	3,051	—
Accrued mortality and expense risk	38,866	21,119	30,476	49,932	7,424

Total liabilities	80,182	23,562	33,510	52,983	7,424

Net assets attributable to annuity contractholders	$41,594,241	$22,452,442	$32,336,751	$52,730,271	$7,974,925

Accumulation units	1,971,933	1,333,612	1,370,421	1,455,100	385,582

Unit value	$21.09	$16.84	$23.60	$36.24	$20.68

See notes to financial statements.

	Large	Large	Large	Small	International
Balanced	Value	Core	Growth	Core	Equity

$52,879,577	$188,696,557	$76,705,654	$169,482,622	$75,160,164	$68,215,374
5,229	42,674	21,032	71,189	52,983	17,569
—

52,884,806	188,739,231	76,726,686	169,553,811	75,213,147	68,232,943

12,140	41,788	40,290	109,592	9,401	28,748
49,620	176,065	71,684	156,848	69,092	63,655

61,760	217,853	111,974	266,440	78,493	92,403

$52,823,046	$188,521,378	$76,614,712	$169,287,371	$75,134,654	$68,140,540

1,423,108	4,700,464	3,508,174	3,753,316	2,543,454	3,732,340

$37.12	$40.11	$21.84	$45.10	$29.54	$18.26

TRANSAMERICA PARTNERS VARIABLE FUNDS
STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2009

		High	Inflation-		High
	Money	Quality	Protected	Core	Yield
	Market	Bond	Securities	Bond	Bond

Net investment income (loss) allocated from Series Portfolios:
Interest income	$299,480	$905,505	$480,109	$2,536,632	$688,706
Dividend income (net)	—	—	—	— (a)	1,975
Securities lending income (net)	—	1,015	189	314	258
Expenses (net of reimbursement)	(126,657)	(83,690)	(128,800)	(201,530)	(37,918)

Net investment income allocated from Series Portfolios	172,823	822,830	351,498	2,335,416	653,021

Expenses:
Mortality and expense risk	507,514	241,592	356,945	577,595	71,216
Expenses reimbursed	(338,163)	—	—	—	—

Net expenses	169,351	241,592	356,945	577,595	71,216

Net investment income (loss)	3,472	581,238	(5,447)	1,757,821	581,805

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) allocated from Series Portfolios	2,081	(13,804)	(71,705)	(917,838)	(291,730)
Change in net unrealized appreciation allocated from Series Portfolios	—	1,230,167	2,833,303	4,918,750	2,506,901

Net realized and unrealized gain on investments	2,081	1,216,363	2,761,598	4,000,912	2,215,171

Net increase in net assets resulting from operations	$5,553	$1,797,601	$2,756,151	$5,758,733	$2,796,976

(a)	Rounds to less than $1.

See notes to financial statements.

	Large	Large	Large	Small	International
Balanced	Value	Core	Growth	Core	Equity

$1,025,343	$23	$—	$—	$743	$—
674,606	4,489,806	1,491,913	1,776,945	964,822	1,292,856
1,476	10,310	5,640	21,437	31,373	5,805
(243,849)	(808,374)	(424,620)	(727,039)	(554,724)	(492,581)

1,457,576	3,691,765	1,072,933	1,071,343	442,214	806,080

535,591	1,850,236	751,686	1,237,532	716,684	658,369
—	—	—	—	—	—

535,591	1,850,236	751,686	1,237,532	716,684	658,369

921,985	1,841,529	321,247	(166,189)	(274,470)	147,711

(5,377,837)	(82,539,552)	(13,588,347)	(9,464,803)	(21,288,890)	(23,463,917)

14,212,926	105,558,363	27,269,896	43,450,211	37,360,248	36,915,839

8,835,089	23,018,811	13,681,549	33,985,408	16,071,358	13,451,922

$9,757,074	$24,860,340	$14,002,796	$33,819,219	$15,796,888	$13,599,633

TRANSAMERICA PARTNERS VARIABLE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended:

	Money Market		High Quality Bond		Inflation-Protected Securities
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008	2009	2008

From operations:
Net investment income (loss)	$3,472	$643,638	$581,238	$731,405	$(5,447)	$1,390,924
Net realized gain (loss) allocated from Series Portfolios	2,081	(21,412)	(13,804)	94,011	(71,705)	(864,588)
Change in net unrealized appreciation/depreciation allocated from Series Portfolios	—	—	1,230,167	(924,385)	2,833,303	(2,096,128)

Net increase (decrease) in net assets resulting from operations	5,553	622,226	1,797,601	(98,969)	2,756,151	(1,569,792)

From unit transactions:
Units sold	37,749,758	88,740,855	4,333,271	6,122,621	5,187,741	23,999,436
Units redeemed	(46,281,956)	(82,559,421)	(4,794,967)	(14,021,887)	(8,891,886)	(14,903,919)

Net increase (decrease) in net assets resulting from unit transactions	(8,532,198)	6,181,434	(461,696)	(7,899,266)	(3,704,145)	9,095,517

Net increase (decrease) in net assets	(8,526,645)	6,803,660	1,335,905	(7,998,235)	(947,994)	7,525,725
Net Assets:
Beginning of year	50,120,886	43,317,226	21,116,537	29,114,772	33,284,745	25,759,020

End of year	$41,594,241	$50,120,886	$22,452,442	$21,116,537	$32,336,751	$33,284,745

Units outstanding beginning of year	2,376,434	2,081,050	1,361,996	1,867,571	1,535,657	1,150,281
Units sold	1,789,685	4,236,779	266,999	391,253	232,188	1,056,966
Units redeemed	(2,194,186)	(3,941,395)	(295,383)	(896,828)	(397,424)	(671,590)

Units outstanding end of year	1,971,933	2,376,434	1,333,612	1,361,996	1,370,421	1,535,657

See notes to financial statements.

Core Bond		High Yield Bond		Balanced
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2009	2008	2009	2008	2009	2008

$1,757,821	$2,377,788	$581,805	$567,440	$921,985	$1,520,517

(917,838)	978,863	(291,730)	(580,309)	(5,377,837)	(5,130,691)

4,918,750	(5,143,831)	2,506,901	(2,095,633)	14,212,926	(16,218,730)

5,758,733	(1,787,180)	2,796,976	(2,108,502)	9,757,074	(19,828,904)

8,142,738	12,533,564	1,310,870	3,303,318	4,494,415	6,411,112
(13,278,597)	(24,481,423)	(1,648,226)	(1,866,031)	(10,400,816)	(15,359,612)

(5,135,859)	(11,947,859)	(337,356)	1,437,287	(5,906,401)	(8,948,500)

622,874	(13,735,039)	2,459,620	(671,215)	3,850,673	(28,777,404)

52,107,397	65,842,436	5,515,305	6,186,520	48,972,373	77,749,777

$52,730,271	$52,107,397	$7,974,925	$5,515,305	$52,823,046	$48,972,373

1,604,834	1,968,992	414,144	326,612	1,609,422	1,851,943
238,787	378,921	76,772	201,666	140,321	175,089
(388,521)	(743,079)	(105,334)	(114,134)	(326,635)	(417,610)

1,455,100	1,604,834	385,582	414,144	1,423,108	1,609,422

TRANSAMERICA PARTNERS VARIABLE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended:

	Large Value		Large Core		Large Growth
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008	2009	2008

From operations:
Net investment income (loss)	$1,841,529	$3,788,148	$321,247	$214,322	$(166,189)	$(258,682)
Net realized loss allocated from Series Portfolios	(82,539,552)	(24,452,637)	(13,588,347)	(17,346,939)	(9,464,803)	(27,690,327)
Change in net unrealized appreciation/depreciation allocated from Series Portfolios	105,558,363	(119,521,874)	27,269,896	(26,042,112)	43,450,211	(45,362,336)

Net increase (decrease) in net assets resulting from operations	24,860,340	(140,186,363)	14,002,796	(43,174,729)	33,819,219	(73,311,345)

From unit transactions:
Units sold	15,817,625	26,649,273	7,332,295	11,206,954	8,821,696	15,073,808
Issued on fund acquisition	—	—	—	—	42,901,325	—
Units redeemed	(26,706,734)	(58,128,844)	(12,944,090)	(28,413,846)	(19,586,714)	(31,440,414)

Net increase (decrease) in net assets resulting from unit transactions	(10,889,109)	(31,479,571)	(5,611,795)	(17,206,892)	32,136,307	(16,366,606)

Net increase (decrease) in net assets	13,971,231	(171,665,934)	8,391,001	(60,381,621)	65,955,526	(89,677,951)
Net Assets:
Beginning of year	174,550,147	346,216,081	68,223,711	128,605,332	103,331,845	193,009,796

End of year	$188,521,378	$174,550,147	$76,614,712	$68,223,711	$169,287,371	$103,331,845

Units outstanding beginning of year	5,015,122	5,610,743	3,809,873	4,496,932	3,070,002	3,409,227
Units sold	468,339	574,115	398,777	481,938	237,237	333,115
Units issued on fund acquisition	—	—	—	—	984,915	—
Units redeemed	(782,997)	(1,169,736)	(700,476)	(1,168,997)	(538,838)	(672,340)

Units outstanding end of year	4,700,464	5,015,122	3,508,174	3,809,873	3,753,316	3,070,002

See notes to financial statements.

Small Core		International Equity
December 31,	December 31,	December 31,	December 31,
2009	2008	2009	2008

$(274,470)	$(122,962)	$147,711	$1,602,534

(21,288,890)	(22,168,241)	(23,463,917)	(20,542,350)

37,360,248	(15,913,702)	36,915,839	(43,653,128)

15,796,888	(38,204,905)	13,599,633	(62,592,944)

7,438,928	17,315,234	8,059,701	22,051,297
—	—	—	—
(12,993,946)	(20,241,774)	(15,034,540)	(22,136,529)

(5,555,018)	(2,926,540)	(6,974,839)	(85,232)

10,241,870	(41,131,445)	6,624,794	(62,678,176)

64,892,784	106,024,229	61,515,746	124,193,922

$75,134,654	$64,892,784	$68,140,540	$61,515,746

2,772,927	2,863,516	4,223,027	4,219,583
306,105	555,830	524,921	982,113
—	—	—	—
(535,578)	(646,419)	(1,015,608)	(978,669)

2,543,454	2,772,927	3,732,340	4,223,027

TRANSAMERICA PARTNERS VARIABLE FUNDS
FINANCIAL HIGHLIGHTS

For the Years Ended:

	Money Market
	December 31,		December 31,	December 31,	December 31,	December 31,
	2009		2008	2007	2006	2005

Unit value
Beginning of year	$21.09		$20.82	$20.01	$19.29	$18.91

Investment operations
Net Investment income(a)	—	(b)	0.28	0.81	0.72	0.38
Net realized and unrealized loss on investments	—		(0.01)	—	—	—

Total from investment operations	—	(b)	0.27	0.81	0.72	0.38

Unit value
End of year	$21.09		$21.09	$20.82	$20.01	$19.29

Total return	—%		1.30%	4.05%	3.73%	2.01%

Net assets End of Year	$41,594,241		$50,120,886	$43,317,226	$38,877,822	$37,436,818

Ratios and Supplemental Data Expenses to average net assets:(c)
After reimbursement	0.64	%(g)	1.37%	1.38%	1.38%	1.22%
Before reimbursement	1.37	%(g)	1.37%	1.38%	1.38%	1.38%
Net investment income to average net assets	0.01	%(g)	1.35%	3.92%	3.67%	2.02%
Portfolio turnover rate(d)	N/A		N/A	N/A	N/A	N/A

	High Quality Bond
	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005

Unit value
Beginning of year	$15.50	$15.59	$14.96	$14.49	$14.37

Investment operations
Net Investment income(a)	0.43	0.50	0.50	0.43	0.31
Net realized and unrealized gain (loss) on investments	0.91	(0.59)	0.13	0.04	(0.19)

Total from investment operations	1.34	(0.09)	0.63	0.47	0.12

Unit value
End of year	$16.84	$15.50	$15.59	$14.96	$14.49

Total return	8.65%	(0.58)%	4.21%	3.24%	0.84%

Net assets End of Year	$22,452,442	$21,116,537	$29,114,772	$27,323,090	$24,256,968

Ratios and Supplemental Data Expenses to average net assets:(c)
After reimbursement	1.48%	1.48%	1.48%	1.48%	1.49%
Before reimbursement	1.48%	1.48%	1.48%	1.48%	1.49%
Net investment income to average net assets	2.65%	3.17%	3.28%	2.93%	2.15%
Portfolio turnover rate(d)	104%	64%	56%	55%	58%

(a)	Calculation is based on average number of shares outstanding.
(b)	Rounds to less than $(0.01) or $0.01.
(c)	Includes expenses of the Series Portfolio.
(d)	Portfolio turnover of the Series Portfolio.
(e)	Includes reimbursement of fees at the underlying Series Portfolio.
(f)	Ratios exclude expenses incurred by the Calvert Social Balanced Portfolio.
(g)	Expenses waived to sustain a positive yield had an impact of 0.73%.

See notes to financial statements.

Inflation-Protected Securities
December 31,		December 31,		December 31,		December 31,		December 31,
2009		2008		2007		2006		2005

$21.67		$22.39		$20.55		$20.08		$20.03

—	(b)	0.85		0.88		0.69		0.46

1.93		(1.57)		0.96		(0.22)		(0.41)

1.93		(0.72)		1.84		0.47		0.05

$23.60		$21.67		$22.39		$20.55		$20.08

8.91%		(3.22)%		8.95%		2.34%		0.25%

$32,336,751		$33,284,745		$25,759,020		$24,574,845		$25,686,754

1.50	%(e)	1.49	%(e)	1.50	%(e)	1.50	%(e)	1.50%
1.50%		1.49%		1.52%		1.51%		1.50%
(0.02)%		3.79%		4.17%		3.44%		2.32%
118%		154%		340%		525%		756%

Core Bond
December 31,		December 31,	December 31,	December 31,	December 31,
2009		2008	2007	2006	2005

$32.47		$33.44	$31.70	$30.76	$30.38

1.15		1.33	1.20	1.05	0.88

2.62		(2.30)	0.54	(0.11)	(0.50)

3.77		(0.97)	1.74	0.94	0.38

$36.24		$32.47	$33.44	$31.70	$30.76

11.61%		(2.90)%	5.49%	3.06%	1.25%

$52,730,271		$52,107,397	$65,842,436	$62,716,385	$65,818,291

1.48	%(e)	1.48%	1.48%	1.48%	1.49%
1.48%		1.48%	1.48%	1.48%	1.49%
3.35%		4.02%	3.71%	3.40%	2.89%
1,014%		530%	503%	487%	1,003%

TRANSAMERICA PARTNERS VARIABLE FUNDS
FINANCIAL HIGHLIGHTS

For the Years Ended:

	High Yield Bond
	December 31,		December 31,	December 31,	December 31,	December 31,
	2009		2008	2007	2006	2005

Unit value
Beginning of year	$13.32		$18.94	$18.77	$16.95	$16.58

Investment operations
Net Investment income(a)	1.53		1.46	1.32	1.21	1.10
Net realized and unrealized gain (loss) on investments	5.83		(7.08)	(1.15)	0.61	(0.73)

Total from investment operations	7.36		(5.62)	0.17	1.82	0.37

Unit value
End of year	$20.68		$13.32	$18.94	$18.77	$16.95

Total return	55.26%		(29.67)%	0.91%	10.74%	2.23%

Net assets End of Year	$7,974,925		$5,515,305	$6,186,520	$5,928,086	$4,346,735

Ratios and Supplemental Data Expenses to average net assets:(c)
After reimbursement	1.69	%(e)	1.68%	1.69%	1.69%	1.70%
Before reimbursement	1.69%		1.68%	1.69%	1.69%	1.70%
Net investment income to average net assets	8.99%		8.46%	6.88%	6.78%	6.63%
Portfolio turnover rate(d)	98%		54%	96%	93%	68%

	Balanced
	December 31,		December 31,		December 31,		December 31,		December 31,
	2009		2008		2007		2006		2005

Unit value
Beginning of year	$30.43		$41.98		$41.70		$37.73		$36.13

Investment operations
Net Investment income(a)	0.61		0.88		0.76		0.63		0.42
Net realized and unrealized gain (loss) on investments	6.08		(12.43)		(0.48)		3.34		1.18

Total from investment operations	6.69		(11.55)		0.28		3.97		1.60

Unit value
End of year	$37.12		$30.43		$41.98		$41.70		$37.73

Total return	21.98%		(27.51)%		0.67%		10.52%		4.43%

Net assets End of Year	$52,823,046		$48,972,373		$77,749,777		$83,326,221		$83,033,115

Ratios and Supplemental Data Expenses to average net assets:(c)
After reimbursement	1.60	%(e)	1.60	%(e)	1.60	%(e)	1.60	%(e)	1.60	%(e)
Before reimbursement	1.65%		1.63%		1.62%		1.63%		1.64%
Net investment income to average net assets	1.89%		2.38%		1.77%		1.63%		1.15%
Portfolio turnover rate(d)	167%		154%		226%		224%		367%

(a)	Calculation is based on average number of shares outstanding.
(b)	Rounds to less than $(0.01) or $0.01.
(c)	Includes expenses of the Series Portfolio.
(d)	Portfolio turnover of the Series Portfolio.
(e)	Includes reimbursement of fees at the underlying Series Portfolio.
(f)	Ratios exclude expenses incurred by the Calvert Social Balanced Portfolio.
(g)	Expenses waived to sustain a positive yield had an impact of 0.73%.

See notes to financial statements.

Large Value
December 31,	December 31,		December 31,		December 31,	December 31,
2009	2008		2007		2006	2005

$34.80	$61.71		$63.51		$53.20	$50.32

0.38	0.72		0.38		0.21	0.14

4.93	(27.63)		(2.18)		10.10	2.74

5.31	(26.91)		(1.80)		10.31	2.88

$40.11	$34.80		$61.71		$63.51	$53.20

15.26%	(43.61)%		(2.83)%		19.38%	5.72%

$188,521,378	$174,550,147		$346,216,081		$390,668,431	$351,314,842

1.58%	1.58	%(e)	1.58	%(e)	1.58%	1.58%
1.58%	1.58%		1.58%		1.58%	1.58%
1.09%	1.44%		0.58%		0.37%	0.28%
124%	26%		30%		31%	89%

Large Core
December 31,	December 31,	December 31,		December 31,	December 31,
2009	2008	2007		2006	2005

$17.91	$28.60	$28.32		$25.61	$24.17

0.09	0.05	—		—	(0.04)

3.84	(10.74)	0.28		2.71	1.48

3.93	(10.69)	0.28		2.71	1.44

$21.84	$17.91	$28.60		$28.32	$25.61

21.94%	(37.38)%	0.99%		10.58%	5.96%

$76,614,712	$68,223,711	$128,605,332		$140,391,412	$138,464,877

1.72%	1.75%	1.74	%(e)	1.73%	1.74%
1.72%	1.75%	1.74%		1.73%	1.74%
0.47%	0.22%	(0.01)%		0.01%	(0.15)%
168%	99%	101%		73%	79%

TRANSAMERICA PARTNERS VARIABLE FUNDS
FINANCIAL HIGHLIGHTS

For the Years Ended:

	Large Growth
	December 31,		December 31,	December 31,		December 31,	December 31,
	2009		2008	2007		2006	2005

Unit value
Beginning of year	$33.66		$56.61	$50.99		$49.51	$46.70

Investment operations
Net Investment loss(a)	(0.06)		(0.08)	(0.27)		(0.33)	(0.35)
Net realized and unrealized gain (loss) on investments	11.50		(22.87)	5.89		1.81	3.16

Total from investment operations	11.44		(22.95)	5.62		1.48	2.81

Unit value
End of year	$45.10		$33.66	$56.61		$50.99	$49.51

Total return	33.99%		(40.54)%	11.02%		2.99%	6.02%

Net assets End of Year	$169,287,371		$103,331,845	$193,009,796		$195,516,920	$215,242,250

Ratios and Supplemental Data Expenses to average net assets:(c)
After reimbursement	1.75	%(e)	1.75%	1.75	%(e)	1.74%	1.75%
Before reimbursement	1.75%		1.75%	1.75%		1.74%	1.75%
Net investment loss to average net assets	(0.15)%		(0.17)%	(0.49)%		(0.68)%	(0.77)%
Portfolio turnover rate(d)	102%		102%	129%		84%	76%

	Small Core
	December 31,		December 31,		December 31,		December 31,	December 31,
	2009		2008		2007		2006	2005

Unit value
Beginning of year	$23.40		$37.03		$39.20		$35.46	$32.43

Investment operations
Net Investment loss(a)	(0.10)		(0.04)		(0.21)		(0.30)	(0.33)
Net realized and unrealized gain (loss) on investments	6.24		(13.59)		(1.96)		4.04	3.36

Total from investment operations	6.14		(13.63)		(2.17)		3.74	3.03

Unit value
End of year	$29.54		$23.40		$37.03		$39.20	$35.46

Total return	26.24%		(36.81)%		(5.54)%		10.55%	9.34%

Net assets End of Year	$75,134,654		$64,892,784		$106,024,229		$128,583,223	$124,114,856

Ratios and Supplemental Data Expenses to average net assets:(c)
After reimbursement	1.95	%(e)	1.95	%(e)	1.94	%(e)	1.95%	1.95	%(e)
Before reimbursement	1.95%		1.95%		1.94%		1.95%	1.95%
Net investment loss to average net assets	(0.42)%		(0.14)%		(0.52)%		(0.81)%	(1.01)%
Portfolio turnover rate(d)	88%		106%		97%		86%	92%

(a)	Calculation is based on average number of shares outstanding.
(b)	Rounds to less than $(0.01) or $0.01.
(c)	Includes expenses of the Series Portfolio.
(d)	Portfolio turnover of the Series Portfolio.
(e)	Includes reimbursement of fees at the underlying Series Portfolio.
(f)	Ratios exclude expenses incurred by the Calvert Social Balanced Portfolio.
(g)	Expenses waived to sustain a positive yield had an impact of 0.73%.

See notes to financial statements.

International Equity
December 31,	December 31,	December 31,		December 31,		December 31,
2009	2008	2007		2006		2005

$14.57	$29.43	$26.64		$21.15		$19.23

0.04	0.38	0.33		0.16		0.18

3.65	(15.24)	2.46		5.33		1.74

3.69	(14.86)	2.79		5.49		1.92

$18.26	$14.57	$29.43		$26.64		$21.15

25.33%	(50.49)%	10.47%		25.96%		9.98%

$68,140,540	$61,515,746	$124,193,922		$109,678,608		$80,820,048

1.92%	1.94%	1.97	%(e)	1.97	%(e)	1.98	%(e)
1.92%	1.94%	1.97%		1.97%		1.98%
0.25%	1.66%	1.15%		0.67%		0.95%
138%	174%	110%		81%		94%

TRANSAMERICA PARTNERS VARIABLE FUNDS
CALVERT SUBACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investment securities, at value	$19,662,862
Receivable for units sold	1,717
Investment securities sold	19,728

Total assets	19,684,307

LIABILITIES:
Payable for units redeemed	21,445
Accrued mortality and expense risk	18,424

Total liabilities	39,869

Net assets attributable to annuity contractholders	$19,644,438

Accumulation units	732,870

Unit value	$26.80

Investment securities, at cost	$22,727,012

STATEMENTS OF OPERATIONS
For the year ended December 31, 2009

Net Investment income:
Dividend income (net)	$388,237

Expenses:
Mortality and expense risk	200,700

Net investment income (loss)	187,537

Net Realized and unrealized gains (losses) on investments:
Net realized gains (losses) from securities	(763,508)
Change in net unrealized appreciation (depreciation) on securities	4,516,694

Net realized and unrealized gains (losses) on investments	3,753,186

Net increase in net assets resulting from operations	$3,940,723

STATEMENTS OF CHANGES IN NET ASSETS

	December 31,	December 31,
	2009	2008

From operations:
Net investment income	$187,537	$644,741
Net realized gains (losses) from securities	(763,508)	(1,169,619)
Change in net unrealized appreciation/depreciation on securities	4,516,694	(8,877,896)

Net increase (decrease) in net assets resulting from operations	3,940,723	(9,402,774)

From unit transactions:
Units sold	1,887,766	2,813,955
Units redeemed	(4,088,501)	(9,775,309)

Net decrease in net assets resulting from unit transactions	(2,200,735)	(6,961,354)

Net increase (decrease) in net assets	1,739,988	(16,364,128)

Net assets:
Beginning of year	17,904,450	34,268,578

End of year	$19,644,438	$17,904,450

Units outstanding beginning of year	827,856	1,075,971
Units sold	80,133	100,937
Units redeemed	(175,119)	(349,052)

Units outstanding end of year	732,870	827,856

See notes to financial statements.

TRANSAMERICA PARTNERS VARIABLE FUNDS
CALVERT SUBACCOUNT

FINANCIAL HIGHLIGHTS
For the Years Ended:

	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005

Unit value
Beginning of year	$21.63	$31.85	$31.34	$29.13	$27.87

Investment operations
Net Investment Income loss(a)	0.24	0.69	1.87	0.87	0.21
Net realized and unrealized gain (loss) on investments	4.93	(10.91)	(1.36)	1.34	1.05

Total from investment operations	5.17	(10.22)	0.51	2.21	1.26

Unit value
End of year	$26.80	$21.63	$31.85	$31.34	$29.13

Total return	23.90%	(32.09)%	1.63%	7.59%	4.52%

Net assets End of Year	$19,644,438	$17,904,450	$34,268,578	$42,209,477	$42,266,267

Ratios and Supplemental Data Expenses to average net assets:(f)
After reimbursement	1.10%	1.10%	1.10%	1.10%	1.10%
Before reimbursement	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income (loss) to average net assets	1.03%	2.45%	5.83%	2.94%	0.73%
Portfolio turnover rate	7%	7%	11%	8%	8%

(a)	Calculation is based on average number of shares outstanding.
(b)	Rounds to less than $(0.01) or $0.01.
(c)	Includes expenses of the Series Portfolio.
(d)	Portfolio turnover of the Series Portfolio.
(e)	Includes reimbursement of fees at the underlying Series Portfolio.
(f)	Ratios exclude expenses incurred by the Calvert Social Balanced Portfolio.
(g)	Expenses waived to sustain a positive yield had an impact of 0.73%.

See notes to financial statements.

TRANSAMERICA PARTNERS VARIABLE FUNDS
NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

Note 1. Organization and Significant Accounting Policies

Transamerica Partners Variable Funds (individually, a “Subaccount” and collectively, “TPVF”) is a separate investment account established on November 30, 1993, by Transamerica Financial Life Insurance Company, Inc. (“TFLIC”), a wholly-owned subsidiary of AEGON USA (“AEGON”), under the laws of the State of New York. AEGON is a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON NV, a corporation based in the Netherlands which is a publicly traded international insurance group.

TPVF operates as a unit investment trust under the Investment Company Act of 1940, as amended. TPVF holds assets that are segregated from all of TFLIC’s other assets and, at present, is used as an investment vehicle under certain tax-deferred annuity contracts issued by TFLIC to fund retirement plans maintained by certain not-for-profit and other organizations (“Group Plans”). TFLIC is the legal holder of the assets in TPVF.

TPVF commenced operations on August 18, 1994. There are currently twelve Subaccounts within TPVF which are available to contractholders of Group Plans. Eleven of the Subaccounts invest in a corresponding portfolio of Transamerica Partners Portfolios (the “Series Portfolios”). The twelfth Subaccount is a fund of funds that invests in the Calvert Social Balanced Portfolio, a series of Calvert Variable Series, Inc. (“Calvert”). The financial statements of the Series Portfolios accompany this report and should be read in conjunction with TPVF’s financial statements.

The Board of Trustees of the Series Portfolios approved an Agreement of Combination for certain series within the Series Portfolio. As a result, effective November 20, 2009, Large Growth Subaccount acquired all of the net assets of Growth Subaccount (“Growth”) and Growth terminated operations. Refer to Note 6 for details.

From time to time, TPVF may have a concentration of several unitholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on TPVF.

At December 31, 2009, each of the Subaccounts’ investment in the corresponding Series Portfolios was as follows:

Percentage Invest
Subaccount	in Portfolio

Money Market	3.67
High Quality Bond	4.71
Inflation-Protected Securities	8.75
Core Bond	3.02
High Yield Bond	1.24
Balanced	38.39
Large Value	14.93
Large Core	27.31
Large Growth	12.63
Small Core	22.10
International Equity	6.53

For information regarding each Series Portfolio’s investments, please refer to the Schedule of Investments section of the Series Portfolios’ financial statements.

In preparing the Subaccount’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions may be used that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by TPVF.

TRANSAMERICA PARTNERS VARIABLE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

At December 31, 2009

Investments:

The investment by TPVF in the Series Portfolios reflects TPVF’s proportionate interest in the net assets of the Series Portfolios. Valuation of securities held in each of the Series Portfolios is discussed in Note 2 of the Series Portfolios’ Notes to Financial Statements, which accompany this report.

The investment in Calvert is valued at the net asset value per share determined as of the close of business of the New York Stock Exchange (typically, 4:00 P.M. Eastern time) on the valuation date.

Investment Income:

Each TPVF Subaccount, except the Calvert Subaccount, is allocated its share of income and expenses of its corresponding Series Portfolio. All of the investment income and expenses and realized and unrealized gains and losses from the security transactions of the corresponding Series Portfolio are allocated pro rata among the investors and are recorded by the Subaccounts on a daily basis.

For the Calvert Subaccount, dividend income is recorded on the ex-dividend date and realized gains and losses from the sale of investments are determined on the basis of identified cost. Investment transactions are recorded on the trade date.

Federal Income Taxes:

The operations of TPVF form a part of, and are taxed with, the operations of TFLIC. TFLIC does not expect, based upon current tax law, to incur any income tax upon the earnings or realized capital gains attributable to TPVF. Based upon this expectation, no charges are currently being deducted from TPVF for federal income tax purposes.

Note 2. Security Valuations

All investments in securities are recorded at their estimated fair value. The value of the Calvert Subaccount’s investment in Calvert is valued at the net asset value per share at the close of business of the New York Stock Exchange (“NYSE”), normally, 4:00 P.M. Eastern time, each day the NYSE is open for business. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly.

Level 3 — Unobservable inputs, to the extent that relevant observable inputs are not available, representing each Subaccount’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

Fair value measurement:

Investment company securities are valued at the net asset value of the underlying funds and can be redeemed daily. They are categorized in Level 1 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Subaccount’s investments at December 31, 2009 were:

	Investment Company			Total Investment
Subaccount	Level 1	Level 2	Level 3	Company

Calvert	$19,662,862	$—	$—	$19,662,862

TRANSAMERICA PARTNERS VARIABLE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

At December 31, 2009

Note 3. Related Party Transactions

All Subaccounts, except the Calvert Subaccount, purchase interests in the Series Portfolios. The net assets of those Subaccounts reflect the investment management fee charged by Transamerica Asset Management, Inc. (“TAM”) (an affiliate of TFLIC), the investment adviser, which provides investment advice and related services to the Portfolios. TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly-owned by AEGON. AEGON is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV.

TFLIC reserves the right to deduct an annual contract charge from a participant’s account to reimburse TFLIC for administrative expenses relating to the maintenance of the group variable annuity contracts. TFLIC has no present intention to impose such a charge but may do so in the future. Any such annual charge will not exceed $50.

Daily charges to TPVF for mortality and expense risks assumed by TFLIC were computed at an annual rate of 1.10%; however, TFLIC reserves the right to charge maximum fees of 1.25% upon written notice.

In order to avoid a negative yield in the Money Market Subaccount (“Money Market”), TFLIC may waive fees or reimburse expenses of the Money Market. Any such waiver or expense reimbursement would be voluntary, could be discontinued at any time, and is subject in certain circumstances to recapture by TFLIC during the calendar year in which it was waived. There were no amounts recaptured during the year ended December 31, 2009 and no amounts subject to recoupment in future years. Waived expenses related to the maintenance of the yield are included in the Statement of Operations within the Expenses Reimbursed. There is no guarantee that the Portfolio will be able to avoid a negative yield. The amount waived during the year ended December 31, 2009 was $338,163.

Note 4. Portfolio Investments and Transactions

At December 31, 2009, the Calvert Subaccount held 12,826,394 shares of Calvert, with a fair value of $19,662,862. Purchases and sales of shares in Calvert during the year ended December 31, 2009 were $1,363,803 and $3,376,298, respectively.

Note 5. Subsequent Events

Management has evaluated subsequent events through March 1, 2010, the date of issuance of the financial statements, and has determined that no other material events or transactions would require recognition or disclosure in the TPVF’s Financial Statements.

Note 6. Reorganization

Pursuant to an Agreement of Combination approved by the Board of Trustees of Transamerica Series Portfolio, on November 20, 2009, Large Growth Series Portfolio acquired the remaining assets of Growth Series Portfolio in a tax-free exchange for interests in Large Growth Series Portfolio, valued at $94,418,702. The purpose of the transaction was to combine Series with comparable investment objectives and strategies. For financial reporting purposes, assets received by Large Growth Series Portfolio were recorded at fair value; however, the cost basis of the investments received from Growth Series Portfolio was carried forward to align ongoing reporting of Large Growth Series Portfolio’s realized and unrealized gains and losses with amounts realizable for tax purposes. Refer to Note 7 of the Series Portfolio’s Notes to Financial Statements which accompany this report.

Upon consummation of the transaction above and as approved by the Board of Directors of TFLIC, the Large Growth Subaccount acquired all of the net assets of the Growth Subaccount. The purpose of the transaction was to combine Subaccounts with interests in the same Series Portfolio. The transaction was accomplished through an exchange of 984,915 units of Large Growth Subaccount, valued at $42,901,324, for 3,150,270 units of Growth

TRANSAMERICA PARTNERS VARIABLE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

At December 31, 2009

Subaccount. The investment in Large Growth Series Portfolio valued at $42,928,166 at November 20, 2009 was the principal asset acquired by Large Growth Subaccount. Immediately prior to the transaction, the net assets of Large Growth Subaccount were $121,667,479.

Assuming the acquisitions had been completed on January 1, 2009, the beginning of the annual reporting period, the pro forma results of operations for the year ended December 31, 2009 are as follows:

Growth/Large Growth:

Net investment income	$(431,702)
Net gain (loss) on investments	$45,411,009
Net increase (decrease) in net assets resulting from operations	$44,979,307

Because the combined Subaccounts have been managed as a single integrated Subaccount since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of Growth that have been included in Large Growth’s Statements of Operations since the merger date.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Transamerica Financial Life Insurance Company and the Contractholders of Transamerica Partners Variable Funds:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market, High Quality Bond, Inflation-Protected Securities, Core Bond, High Yield Bond, Balanced, Large Value, Large Core, Large Growth, Small Core, International Equity, and Calvert Subaccounts (constituting the Transamerica Partners Variable Funds, hereafter referred to as the “Subaccounts”) at December 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Subaccounts’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
March 1, 2010

Financial Statements and Schedules — Statutory Basis

Transamerica Financial Life Insurance Company
Years Ended December 31, 2009, 2008 and 2007

Transamerica Financial Life Insurance Company

Financial Statements and Schedules — Statutory Basis
Years Ended December 31, 2009, 2008 and 2007

Contents

Report of Independent Registered Public Accounting Firm	F-22
Audited Financial Statements
Balance Sheets — Statutory Basis	F-23
Statements of Operations — Statutory Basis	F-24
Statements of Changes in Capital and Surplus — Statutory Basis	F-25
Statements of Cash Flow — Statutory Basis	F-27
Notes to Financial Statements — Statutory Basis	F-28
Statutory-Basis Financial Statement Schedules
Summary of Investments — Other Than Investments in Related Parties
Supplementary Insurance Information
Reinsurance

Report of Independent Registered Public Accounting Firm

The Board of Directors
Transamerica Financial Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Transamerica Financial Life Insurance Company (the Company) as of December 31, 2009 and 2008, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2009. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Transamerica Financial Life Insurance Company at December 31, 2009 and 2008, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2009.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Financial Life Insurance Company at December 31, 2009 and 2008, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2009, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the financial statements, at December 31, 2009, Transamerica Financial Life Insurance Company, changed its accounting for deferred income taxes in accordance with Statement of Statutory Accounting Principles (SSAP) No. 10R, Income Taxes- Revised, A Temporary Replacement of SSAP No. 10. Also, as discussed in Note 1 to the financial statements, during 2009, Transamerica Financial Life Insurance Company, changed its accounting for investments in loan backed and structured securities in accordance with SSAP No. 43R, Loan-backed and structured Securities.

/s/ Ernst & Young LLP

Des Moines, Iowa
April 9, 2010

Transamerica Financial Life Insurance Company

Balance Sheets — Statutory Basis
(Dollars in Thousands, Except per Share Data)

	December 31
	2009	2008

Admitted assets
Cash and invested assets:
Bonds	$7,954,681	$6,460,209
Preferred stocks	3,037	179,333
Common stocks
Affiliated entities (cost: 2009 — $4,402; 2008 — $3,288)	4,685	3,472
Unaffiliated (cost: 2009 — $2,731; 2008 — $2,579)	3,965	1,218
Mortgage loans on real estate	966,783	1,174,686
Real estate	—	5,006
Policy loans	59,654	56,962
Cash, cash equivalents and short-term investments	215,352	940,429
Derivatives	46,824	236,150
Other invested assets	112,450	130,446
Other invested asset receivable	—	20,000

Total cash and invested assets	9,367,431	9,207,911
Premiums deferred and uncollected	73,836	69,755
Due and accrued investment income	98,730	86,827
Net deferred income tax asset	45,545	22,230
Reinsurance receivable	14,641	21,422
Federal income tax recoverable	6,520	74,182
Receivable from parent, subsidiaries and affiliates	68,940	64,189
Accounts receivable	24,280	93,315
Other admitted assets	2,899	4,842
Separate account assets	11,234,250	9,108,569

Total admitted assets	$20,937,072	$18,753,242

Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$1,081,922	$1,020,415
Annuity	6,934,802	6,867,636
Accident and health	110,687	106,652
Policy and contract claim reserves:
Life	69,745	77,182
Annuity	616	558
Accident and health	15,679	15,956
Liability for deposit-type contracts	160,093	306,717
Other policyholders’ funds	821	931
Transfers to separate accounts due or accrued	15,477	12,081
Remittances and items not allocated	142,534	226,912
Asset valuation reserve	88,989	83,891
Interest maintenance reserve	52,358	40,958
Funds held under coinsurance and other reinsurance treaties	222	1,062
Reinsurance in unauthorized companies	3,718	26,135
Commissions and expense allowances payable on reinsurance assumed	11,244	11,551
Payable for securities	55,073	—
Payable to parent, subsidiaries and affiliates	26,480	49,705
Derivatives	10,214	6,259
Other liabilities	19,223	46,946
Separate account liabilities	11,225,549	9,090,611

Total liabilities	20,025,446	17,992,158
Capital and surplus:
Common stock, $125 per share par value, 16,466 shares authorized, issued and outstanding	2,058	2,058
Preferred stock, $10 per share par value, 44,175 shares authorized, issued and outstanding	442	442
Aggregate write-ins for other than special surplus funds	27,585	—
Surplus notes	150,000	150,000
Paid-in surplus	849,460	849,475
Special surplus	3,753	2,235
Unassigned deficit	(121,672)	(243,126)

Total capital and surplus	911,626	761,084

Total liabilities and capital and surplus	$20,937,072	$18,753,242

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Operations — Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2009	2008	2007

Revenues:
Premiums and other considerations, net of reinsurance:
Life	$386,415	$380,506	$374,806
Annuity	3,871,445	4,161,192	3,109,527
Accident and health	70,664	55,625	55,118
Net investment income	505,584	465,217	427,355
Amortization of interest maintenance reserve	2,280	3,803	5,846
Commissions and expense allowances on reinsurance ceded	56,903	58,708	60,183
Income from fees associated with investment management, administration and contract guarantees for separate accounts	73,404	67,062	71,419
Consideration on reinsurance transaction	1,135	30,375	15,520
Other income	19,256	15,373	9,871

	4,987,086	5,237,861	4,129,645
Benefits and expenses:
Benefits paid or provided for:
Life and accident and health benefits	303,056	307,113	282,502
Annuity benefits	92,860	98,944	62,548
Surrender benefits	2,221,500	2,727,901	2,724,328
Other benefits	14,680	15,351	17,254
Increase in aggregate reserves for policies and contracts:
Life	61,506	35,730	37,066
Annuity	71,743	1,195,782	119,658
Accident and health	4,035	70,718	310

	2,769,380	4,451,539	3,243,666
Insurance expenses:
Commissions	139,330	155,498	127,354
General insurance expenses	120,464	125,036	98,975
Taxes, licenses and fees	7,656	7,761	8,763
Net transfers to separate accounts	1,367,434	877,216	456,130
Experience refunds	31,650	8,160	45,429
Interest on surplus notes	9,375	6,250	—
Other expenses (benefits)	(9,572)	6,560	(3,848)

	1,666,337	1,186,481	732,803

Total benefits and expenses	4,435,717	5,638,020	3,976,469

Gain (loss) from operations before dividends to policyholders, federal income tax expense and net realized capital gains (losses) on investments	551,369	(400,159)	153,176
Dividends to policyholders	17	3	6

Gain (loss) from operations before federal income tax expense and net realized capital gains (losses) on investments	551,352	(400,162)	153,170
Federal income tax expense (benefit)	40,971	(25,620)	36,347

Gain (loss) from operations before net realized capital gains (losses) on investments	510,381	(374,542)	116,823
Net realized capital gains (losses) on investments (net of related federal income taxes and amounts tranferred to/from interest maintenance reserve)	(185,003)	27,212	7,937

Net income (loss)	$325,378	$(347,330)	$124,760

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and
Surplus — Statutory Basis
(Dollars in Thousands)

						Unassigned	Total
	Common	Preferred	Surplus	Paid-in	Special	Surplus/	Capital and
	Stock	Stock	Notes	Surplus	Surplus	(Deficit)	Surplus

Balance at January 1, 2007	$2,058	$442	$—	$602,130	$2,825	$280,622	$888,077
Net income	—	—	—	—	966	123,794	124,760
Change in nonadmitted assets	—	—	—	—	—	32,372	32,372
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	12,415	12,415
Change in net unrealized foreign capital gains/losses, net of tax	—	—	—	—	—	11	11
Change in liability for reinsurance in unauthorized companies	—	—	—	—	—	(13,594)	(13,594)
Change in asset valuation reserve	—	—	—	—	—	(10,695)	(10,695)
Change in net deferred income tax asset	—	—	—	—	—	(21,027)	(21,027)
Change in surplus as result of reinsurance	—	—	—	—	—	(995)	(995)
Change in surplus in separate accounts	—	—	—	—	—	2,582	2,582
Dividends to stockholders	—	—	—	—	—	(200,000)	(200,000)
Return of capital related to stock appreciation rights plan of indirect parent	—	—	—	(611)	—	—	(611)

Balance at December 31, 2007	2,058	442	—	601,519	3,791	205,485	813,295
Net loss	—	—	—	—	(1,556)	(345,774)	(347,330)
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	134,817	134,817
Change in net unrealized foreign capital gains/losses, net of tax	—	—	—	—	—	(20)	(20)
Change in nonadmitted assets	—	—	—	—	—	(45,718)	(45,718)
Change in asset valuation reserve	—	—	—	—	—	17,288	17,288
Change in liability for reinsurance in unauthorized companies	—	—	—	—	—	(6,668)	(6,668)
Change in reserve on account of change in valuation basis	—	—	—	—	—	(42,622)	(42,622)
Surplus contributed to separate account	—	—	—	—	—	(249)	(249)
Other changes in surplus in separate account statement	—	—	—	—	—	15,257	15,257
Capital contribution	—	—	—	250,000	—	—	250,000
Dividends to stockholders	—	—	—	—	—	(300,000)	(300,000)
Change in net deferred income tax asset	—	—	—	—	—	98,934	98,934
Change in surplus as result of reinsurance	—	—	—	—	—	(995)	(995)
Change in surplus notes	—	—	150,000	—	—	—	150,000
Correction of an error — Guaranteed Minimum Withdrawal Benefits reserves	—	—	—	—	—	38,457	38,457
Correction of interest on taxes	—	—	—	—	—	368	368
Change in deferred premiums — reserve valuation change	—	—	—	—	—	(11,686)	(11,686)
Return of capital related to stock appreciation rights plan of indirect parent	—	—	—	(2,044)	—	—	(2,044)

Balance at December 31, 2008	$2,058	$442	$150,000	$849,475	$2,235	$(243,126)	$761,084

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and
Surplus — Statutory Basis
(Dollars in Thousands)

			Aggregate
			Write-ins
			for Other				Unassigned	Total
	Common	Preferred	than Special	Surplus	Paid-in	Special	Surplus/	Capital and
	Stock	Stock	Surplus Funds	Notes	Surplus	Surplus	(Deficit)	Surplus

Balance at December 31, 2008	$2,058	$442	$—	$150,000	$849,475	$2,235	$(243,126)	$761,084
Cumulative effect of change in accounting principles	—	—	—	—	—	—	(5,198)	(5,198)
Net income	—	—	—	—	—	1,518	323,860	325,378
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	—	(129,137)	(129,137)
Change in net unrealized foreign capital gains/losses, net of tax	—	—	—	—	—	—	(3)	(3)
Change in nonadmitted assets	—	—	—	—	—	—	16,240	16,240
Change in asset valuation reserve	—	—	—	—	—	—	(5,098)	(5,098)
Change in liability for reinsurance in unauthorized companies	—	—	—	—	—	—	22,417	22,417
Change in reserve on account of change in valuation basis	—	—	—	—	—	—	4,577	4,577
Surplus contributed to separate account	—	—	—	—	—	—	(22)	(22)
Other changes in surplus in separate account statement	—	—	—	—	—	—	(9,257)	(9,257)
Change in net deferred income tax asset	—	—	—	—	—	—	(95,930)	(95,930)
Change in surplus as result of reinsurance	—	—	—	—	—	—	(995)	(995)
Increase in admitted deferred tax assets pursuant to SSAP No. 10R	—	—	27,585	—	—	—	—	27,585
Return of capital related to stock appreciation rights plan of indirect parent	—	—	—	—	(15)	—	—	(15)

Balance at December 31, 2009	$2,058	$442	$27,585	$150,000	$849,460	$3,753	$(121,672)	$911,626

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Cash Flow — Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2009	2008	2007

Operating activities
Premiums collected, net of reinsurance	$4,324,182	$4,599,638	$3,556,342
Net investment income	500,581	461,860	450,723
Miscellaneous income	152,004	175,253	144,342
Benefit and loss related payments	(2,776,934)	(3,192,336)	(3,122,787)
Net transfers to separate accounts	(1,364,038)	(850,932)	(471,971)
Commissions, expenses paid and aggregate write-ins for deductions	(311,940)	(307,351)	(265,689)
Dividends paid to policyholders	(17)	(3)	(6)
Federal and foreign income taxes recovered (paid)	36,010	(46,009)	(52,475)

Net cash provided by operating activities	559,848	840,120	238,479
Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	2,337,461	2,285,133	3,515,383
Preferred stock	499	6,004	61,968
Common stock	1,153	9,081	85,304
Mortgage loans	190,321	59,130	164,207
Real estate	4,950	—	—
Other invested assets	7,481	34,149	24,243
Miscellaneous proceeds	56,901	62,843	16,332

Total investment proceeds	2,598,766	2,456,340	3,867,437
Costs of investments acquired:
Bonds	(3,674,181)	(3,079,265)	(2,991,765)
Preferred stock	(997)	(7,927)	(69,961)
Common stock	(3,462)	(3,657)	(26,536)
Mortgage loans	(1,206)	(59,840)	(277,482)
Real estate	—	(5,006)	—
Other invested assets	(7,166)	(67,664)	(41,803)
Miscellaneous applications	(148,504)	(4,781)	(11,237)

Total cost of investments acquired	(3,835,516)	(3,228,140)	(3,418,784)
Net increase in policy loans	(2,685)	(7,105)	(3,353)

Net cost of investments acquired	(3,838,201)	(3,235,245)	(3,422,137)

Net cash provided by (used in) investing activities	(1,239,435)	(778,905)	445,300

Financing and miscellaneous activities
Net deposits (withdrawals) on deposit-type contracts and other insurance liabilities	$(158,504)	$74,461	$62,521
Borrowed funds returned	—	—	(73,684)
Dividends to stockholders	—	(300,000)	(200,000)
Capital contribution	—	250,000	—
Surplus notes	—	150,000	—
Funds withheld under reinsurance treaties with unauthorized reinsurers	840	8,223	(1,968)
Receivable from parent, subsidiaries and affiliates	(4,751)	(42,072)	19,510
Payable to parent, subsidiaries and affiliates	(23,225)	(13,258)	33,297
Other cash provided (used)	140,150	11,632	(12,581)

Net cash provided by (used in) financing and miscellaneous activities	(45,490)	138,986	(172,905)

Net increase (decrease) in cash and short-term investments	(725,077)	200,201	510,874
Cash, cash equivalents and short-term investments:
Beginning of year	940,429	740,228	229,354

End of year	$215,352	$940,429	$740,228

See accompanying notes.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis
(Dollars in Thousands)
December 31, 2009

1. Organization and Summary of Significant Accounting Policies

Organization

Transamerica Financial Life Insurance Company (the Company) is a stock life insurance company and is majority owned by AEGON USA, LLC. (AEGON) and minority owned by Transamerica Life Insurance Company (TLIC). Both AEGON and TLIC are indirect, wholly owned subsidiaries of AEGON N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company primarily sells fixed and variable pension and annuity products, group life coverages, life insurance, investment contracts, structured settlements and guaranteed interest contracts and funding agreements. The Company is licensed in 50 states and the District of Columbia. Sales of the Company’s products are primarily through brokers.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of New York, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income for those designated as available-for-sale. Prior to 2008, fair value for statutory purposes was based on the price published by the Securities Valuation Office of the NAIC (SVO), if available, whereas fair value for GAAP was based on indexes, third party pricing services, brokers, external fund managers and internal models. In 2008, the NAIC adopted regulation allowing insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. Therefore, effective with the December 31, 2008 reporting period, fair value for statutory purposes was reported or determined using the following pricing sources: indexes, third party pricing services, brokers, external fund managers and internal models.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If the fair value of the mortgage-backed/asset-backed security is less than amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment is considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security. An other-than-temporary impairment is also considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)
December 31, 2009

1. Organization and Summary of Significant Accounting Policies — (Continued)

the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis.

If it is determined an other-than-temporary impairment has occurred as a result of the cash flow analysis, the security is written down to the discounted estimated future cash flows. If an other-than-temporary impairment has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value. Prior to 2009, if it was determined that a decline in fair value was other-than-temporary, the cost basis of the security was written down to the undiscounted estimated future cash flows.

For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the other-than-temporary impairment should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the other-than-temporary impairment should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in Other Comprehensive Income (OCI), net of applicable taxes. If high credit quality securities are adjusted, the retrospective method is used.

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, all derivatives are reported on the balance sheet at fair value. The effective and ineffective portions of a single hedge are accounted for separately, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value. The change in fair value for cash flow hedges is credited or charged directly to unassigned surplus rather than to income as required for fair value hedges.

Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value with changes in fair value reported in income.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances for mortgage loans are established, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)
December 31, 2009

1. Organization and Summary of Significant Accounting Policies — (Continued)

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the “interest maintenance reserve” (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The “asset valuation reserve” (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Separate Accounts with Guarantees: Some of the Company’s separate accounts provide policyholders with a guaranteed return. These separate accounts are included in the separate account. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, primarily deferred tax assets, amounts recoverable from reinsurers and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that those assets are not impaired.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received, and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Interest on these policies is reflected in other benefits. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue, and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)
December 31, 2009

1. Organization and Summary of Significant Accounting Policies — (Continued)

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: Any reinsurance balance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Deferred Income Taxes: Effective December 31, 2009, the Company began computing deferred income taxes in accordance with Statement of Statutory Accounting Principles (SSAP) No. 10R, Income Taxes — Revised, A Temporary Replacement of SSAP No. 10, discussed in further detail in the Recent Accounting Pronouncement section of this note. Under SSAP 10R, deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) of the deferred tax assets and liabilities. The remaining deferred income tax assets are non-admitted.

Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in all future years, and a valuation allowance is established for deferred income tax assets not realizable.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10 percent of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill. Excess goodwill is nonadmitted. Goodwill is amortized over ten years. Under GAAP, goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as would be recognized under GAAP.

Surplus Notes: Surplus notes are reported as surplus rather than liabilities as would be required under GAAP.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)
December 31, 2009

1. Organization and Summary of Significant Accounting Policies — (Continued)

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

Securities Lending Assets and Liabilities: If collateral is restricted and not available for the general use of the Company, an asset and related liability are not recorded on the balance sheet. However, if the collateral is not restricted and is available for general use, the Company is required to record the asset and related liability. Under GAAP, the asset and related liability must be recorded for collateral under the control of the Company, regardless of any restrictions on the collateral.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Other significant accounting practices are as follows:

Investments

Investments in bonds, except those to which the SVO has ascribed a NAIC 6 designation, are reported at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments, except for those with a NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except principal-only and interest-only securities, which are valued using the prospective method.

Investments in preferred stocks in good standing are reported at cost or amortized cost. Investments in preferred stocks not in good standing are reported at the lower of cost, amortized cost or fair value as determined by the SVO, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. During 2009, the classification of these securities was changed by the NAIC so that they are now to be reported as bonds. Previously, hybrid securities were not classified as debt by the SVO and were reported as preferred stock. As a result, effective January 1, 2009, hybrid securities with a carrying value of $176,795 were reclassified from preferred stock to bonds. The 2008 hybrid security balances remain reported as preferred stock and have not been reclassified in the 2008 balance sheet. These securities continue to meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost based upon their NAIC rating.

Common stocks of unaffiliated companies are reported at fair value as determined by the SVO, and the related unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses reported in unassigned surplus along with any adjustment for federal income taxes.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)
December 31, 2009

1. Organization and Summary of Significant Accounting Policies — (Continued)

There are no restrictions on common or preferred stock.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Policy loans are reported at unpaid principal balances.

The Company has minor ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee. The Company recognized impairment write-downs for its investments in joint ventures and limited partnerships of $3,639 and $893 for the years ended December 31, 2009 and 2008. The Company did not recognize any impairment write-down for its investments in limited partnerships at December 31, 2007. These write-downs are included in net realized capital gains (losses) within the statement of operations.

Investments in Low Income Housing Tax Credit (LIHTC) Properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.

Other “admitted assets” are valued principally at cost.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2009 and 2008, the Company excluded investment income due and accrued of $292 and $773, respectively, with respect to such practices.

The carrying values of all investments are reviewed on an ongoing basis for credit deterioration or changes in estimated cash flows. If this review indicates a decline in fair value that is other-than-temporary, the carrying value of the investment is reduced to its fair value, and a specific writedown is taken for all investments other than loan-backed or structured securities, which are reduced to the present value of expected cash flows where the Company has the ability and intent to hold the security until recovery. Such reductions in carrying value are recognized as realized losses on investments.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)
December 31, 2009

1. Organization and Summary of Significant Accounting Policies — (Continued)

Derivative Instruments

Swaps that are designated in hedging relationships and meet hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, on the financial statements with any premium or discount amortized into income over the life of the contract. For foreign currency swaps, the foreign currency translation adjustment is recorded as unrealized gain/loss in unassigned surplus. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Futures are marked to fair value on a daily basis, and a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

A replication transaction is a derivative transaction, generally a credit default swap, entered into in conjunction with a cash instrument that is used to reproduce the investment characteristics of an otherwise permissible investment. For replication transactions, a premium is received by the Company on a periodic basis and recognized in investment income as earned. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.

Prior to 2009, the carrying values of derivative instruments were netted and presented in either the derivative asset or the derivative liability line within the balance sheet, depending upon the net balance of the derivatives at the end of the reporting period. Beginning in 2009, the Company is no longer netting the derivative asset and liability balances for reporting purposes. Reclassifications have been made to the 2008 balance sheet to conform to the 2009 presentation. As of December 31, 2009, derivatives in the amount of $46,824 and $10,214 were recognized as an asset and liability, respectively, within the financial statements. As of December 31, 2008, derivatives in the amount of $236,150 and $6,259 were recognized as a derivative asset and liability, respectively, within the financial statements.

Separate Accounts

The majority of the separate accounts held by the Company represent funds which are administered for pension plans. The assets in the managed separate accounts consist of common stock, long-term bonds, real estate and short-term investments. The non-managed separate accounts are invested by the Company in a corresponding portfolio of Diversified Investors Portfolios. The portfolios are registered under the Investment Company Act of 1940, as amended as open-ended, diversified, management investment companies.

Except for some guaranteed separate accounts, which are carried at amortized cost, the assets are carried at fair value. With the exception of some guaranteed separate accounts, the investment risks associated with fair value changes are borne entirely by the policyholder. Some of the guaranteed separate accounts provide a guarantee of principal and some include an interest guarantee of 4% or less, so long as the contract is in effect. Separate account asset performance less than guaranteed requirements is transferred from the general account and reported in the statements of operations.

Assets held in trust for purchases of separate account contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. Income and gains and losses with respect to these assets accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The Company received variable contract premiums of

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)
December 31, 2009

1. Organization and Summary of Significant Accounting Policies — (Continued)

$2,761,937, $2,674,704 and $1,919,366, in 2009, 2008 and 2007, respectively. In addition, the Company received $73,404, $67,062 and $71,419, in 2009, 2008 and 2007, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. For more recent issues, the Company returns any portion of the final premium beyond the date of death.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. On group annuity deposit funds not involving life contingencies, tabular interest has been determined by adjusting the interest credited to group annuity deposits. On other funds not involving life contingencies, tabular interest has been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.0 to 7.25 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioners’ Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners’ Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 3.5 to 8.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed interest contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with a cash settlement option, on a change in fund basis, according to the Commissioners’ Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

During 2009, the Company implemented an improved valuation method for single premium group annuity (SPGA) products. The prior method approximated the reserve using a spreadsheet-based balance rollforward. The current method is a seriatim valuation using a software package capable of making these calculations. The change in valuation process resulted in a decrease in reserves in the amount of $4,577. The change in reserves has been credited directly to unassigned surplus.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)
December 31, 2009

1. Organization and Summary of Significant Accounting Policies — (Continued)

During 2008, the Company updated the valuation process which included conversion to the Prophet valuation system, subject to existing contractual mirror reserving requirements. Previously, reserves were determined by applying client reported data, with a one quarter of a year lag, against current in force volumes. The new method calculates the reserves directly (using Prophet) based on the current in force. The change in valuation process resulted in an increase in reserves in the amount of $42,622, with a corresponding decrease in deferred premiums of $11,686. The change in reserves has been credited directly to unassigned surplus.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease to the liability balance, and are not reported as premiums, benefits or changes in reserves in the statement of operations.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the policies. Considerations received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and will be amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Stock Option Plan and Stock Appreciation Rights Plans

Prior to 2002 and in 2005 through 2008, AEGON N.V. sponsored a stock option plan for eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the fair value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus. No stock options were issued during 2009.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)
December 31, 2009

1. Organization and Summary of Significant Accounting Policies — (Continued)

The Company’s employees participate in various stock appreciation rights (SAR) plans issued by the Company’s indirect parent. In accordance with SSAP No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company’s employees has been charged to the Company, with an offsetting amount credited to paid- in surplus. The Company recorded a benefit of $15, $2,049 and $926 for the years ended December 31, 2009, 2008 and 2007, respectively. In addition, the Company recorded an adjustment to surplus for the income tax effect related to these plans over and above the amount reflected in the statement of operations in the amount of $5 and $315 for years ended December 31, 2008 and 2007, respectively. The Company did not record an adjustment to surplus for the income tax effect related to these plans at December 31, 2009.

Recent Accounting Pronouncements

Effective December 31, 2009, the Company began computing deferred income taxes in accordance with SSAP No. 10R. This statement establishes statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes. This statement temporarily replaces SSAP No. 10, Income Taxes. Under SSAP No. 10R, gross deferred tax assets (DTAs) shall be admitted in an amount equal to the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year and the lesser of the amount of adjusted gross DTAs, expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating system software and any net positive goodwill that can be offset against existing gross deferred income tax liabilities (DTLs) after considering the character. If the Company’s risk-based capital level (RBC) is above 250% where an action level could occur as a result of a trend test, the Company may elect to admit a higher amount of adjusted gross DTAs. When elected, additional DTAs are admitted for taxes paid in prior years that can be recovered through loss carryback provisions for existing temporary differences that reverse within three years of the balance sheet date and the lesser of the remaining gross DTAs expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any positive net goodwill plus the amount of remaining gross DTAs that can be offset against DTLs after considering the character (i.e., ordinary versus capital) of the DTAs and DTLs. Prior to the adoption of SSAP No. 10R, the Company computed deferred income taxes in accordance with SSAP No. 10. The Company elected to admit additional deferred tax assets pursuant to SSAP No. 10R. The cumulative effect of the election of this statement is the difference between the calculation of the admitted DTA per SSAP No. 10R and the SSAP No. 10 methodology at December 31, 2009. As a result of this election, surplus increased by a cumulative effect of $27,585 at December 31, 2009, which has been reflected as an aggregate write-in for other than special surplus funds on the 2009 financial statements.

Effective December 31, 2009 the Company adopted amendments to SSAP No. 9, Subsequent Events, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The guidance requires the disclosure of the date through which an entity has evaluated subsequent events and whether that date represents the date the financial statements were issued or were available to be issued. The adoption did not impact the Company’s results of operations or financial position. See Note 16 for further discussion of the Company’s consideration of subsequent events.

Effective September 30, 2009, the Company adopted SSAP No. 43R, Loan-backed and Structured Securities. This statement establishes statutory accounting principles for investments in loan-backed securities and structured securities. The SSAP supersedes SSAP No. 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments and paragraph 13 of SSAP No. 99, Accounting for Certain Securities Subsequent to an

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)
December 31, 2009

1. Organization and Summary of Significant Accounting Policies — (Continued)

Other-Than-Temporary Impairment. SSAP No. 43R changes the accounting for other-than-temporary impairments (OTTI). If the Company intends to sell a security or lacks the intent or ability to hold the security until it recovers to its amortized cost basis, the security shall be written down to its fair value. If the Company does not expect to recover the entire amortized cost basis of a security, an OTTI shall be recognized as a realized loss equal to the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the effective interest rate as outlined in the SSAP. Prior to the adoption of SSAP No. 43R, loan-backed and structured securities were accounted for in accordance with SSAP No. 43, which called for those securities to be impaired and written down using undiscounted cash flows. The cumulative effect of the adoption of this standard is the difference between the present value of expected cash flows for securities identified as having an OTTI compared with their amortized cost basis as of July 1, 2009. This change in accounting principle reduced surplus by a net amount of $7,998 ($5,198 net of tax), which includes impairments of $9,373 offset by NAIC 6 rated securities that were already reported at lower of cost or market at the time of the implementation of SSAP No. 43R of $1,375, which have been removed from the component of change in net unrealized gains/losses.

In September 2008, the NAIC issued SSAP No. 99. This statement establishes the statutory accounting principles for the treatment of premium or discount applicable to certain securities subsequent to the recognition of an OTTI. Prior to SSAP No. 99, the Company’s investments in OTTI were reported in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities, SSAP No. 32, Investments in Preferred Stock and SSAP No. 43, Loan-backed and Structured Securities. The Company adopted SSAP No. 99 on January 1, 2009. The adoption of this statement was accounted for prospectively and therefore there was no impact to the Company’s financials at adoption.

Reclassifications

Certain reclassifications have been made to the 2008 and 2007 financial statements to conform to the 2009 presentation.

2. Accounting Changes and Corrections of Errors

Per Actuarial Guideline 39 (AG 39), reserves are held equal to the sum of charges collected with respect to the Guaranteed Minimum Withdrawal Benefits (GMWB) in force. Until 2008, the Company held certain reserves with respect to policies that had surrendered or died. Further, such charges had accumulated with interest. The impact of the correction of the reserve valuation on this group of policies was to reduce the GMWB reserve (included within aggregate reserves for policies and contracts) and increase surplus by $38,457.

Effective January 1, 2008, the Company modified the way it recorded interest on income taxes. Prior to January 1, 2008, interest on income taxes was included as a net amount (after federal tax benefit) within federal and foreign income taxes recoverable. Effective January 1, 2008, the gross amount of interest was included in taxes, licenses, and fees due and accrued, which is part of other liabilities, and the related deferred tax asset was included in net deferred income tax asset. The Company reported an increase in unassigned surplus of $368 as of January 1, 2008 related to this change.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)
December 31, 2009

3. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash, Cash Equivalents and Short-term Investments: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

Bonds and Preferred Stocks: Prior to 2008, fair values for bonds and preferred stocks were based on the price published by the SVO, if available. In 2008, the NAIC adopted regulation allowing insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. Therefore, effective December 31, 2008, fair value for statutory purposes was reported or determined using the following pricing sources: indexes, third party pricing services, brokers, external fund managers and internal models.

For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from independent pricing services, or, in the case of private placements, are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair value.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Policy Loans: The fair value of policy loans is assumed to equal its carrying amount.

Other Invested Assets: The financial instruments included in this category are primarily investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds. The fair values for these investments were determined predominantly by using indexes, third party pricing services, and internal models.

Derivative Financial Instruments: The estimated fair values of interest rate caps and options are based upon the latest quoted market price at the balance sheet date. The estimated fair values of swaps, including interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The carrying amounts of these items are included as a gross asset and a gross liability on the balance sheet.

Credit Default Swaps: The estimated fair value of credit default swaps are based upon the pricing differential as of the balance sheet date for similar swap agreements.

Investment Contract Liabilities: Fair values for the Company’s liabilities under investment-type contracts, which include GICs and funding agreements, are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts approximate their fair values.

Receivable From/Payable to Parents, Subsidiaries and Affiliates: The carrying value of receivable from/payable to affiliates approximates their fair value.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)
December 31, 2009

3. Fair Values of Financial Instruments — (Continued)

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices. The fair value of separate account annuity liabilities approximate the fair value of the separate account assets less a provision for the present value of future profits related to the underlying contracts.

Surplus Notes: Fair values for surplus notes are estimated using discounted cash flow analysis based on the Company’s current incremental borrowing rate for similar types of borrowing arrangements.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying amounts of the Company’s financial instruments:

	December 31
	2009		2008
	Carrying		Carrying
	Amount	Fair Value	Amount	Fair Value

Admitted assets
Cash, cash equivalents and short-term investments, other than affiliates	$109,752	$109,752	$841,529	$841,529
Short-term notes receivable from affiliates	105,600	105,600	98,900	98,900
Bonds, other than affiliates	7,954,681	7,864,587	6,460,209	5,627,972
Preferred stocks, other than affiliates	3,037	3,352	179,333	102,391
Common stocks, other than affiliates	3,965	3,965	1,218	1,218
Mortgage loans on real estate, other than affiliates	941,918	928,063	1,149,481	1,097,197
Other invested assets	20,931	17,965	18,493	11,654
Interest rate caps	—	—	3	3
Interest rate swaps	43,318	48,865	1,498	11,449
Currency swaps	—	—	228,372	232,068
Credit default swaps	—	29	—	—
Foreign currency forward	3,506	3,506	6,277	6,277
Policy loans	59,654	59,654	56,962	56,962
Receivable from parent, subsidiaries and affiliates	68,940	68,940	64,189	64,189
Separate account assets	11,234,250	11,140,979	9,108,569	9,078,299

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)
December 31, 2009

3. Fair Values of Financial Instruments — (Continued)

	December 31
	2009		2008
	Carrying		Carrying
	Amount	Fair Value	Amount	Fair Value

Liabilities
Investment contract liabilities	6,359,618	6,286,126	6,465,498	6,394,144
Interest rate swaps	7,474	8,707	61	864
Currency swaps	1,933	1,709	2,389	8,390
Credit default swaps	338	338	13	70
Foreign currency forward	469	469	3,796	3,796
Payable to parent, subsidiaries and affiliates	26,480	26,480	49,705	49,705
Separate account annuity liabilities	10,943,999	10,986,803	8,857,910	8,789,462
Surplus notes	150,000	142,923	150,000	121,343

Included in the Company’s financial statements are certain investment-related financial instruments that are carried at fair value on a recurring basis. The Company also holds other financial instruments that are measured at fair value on a non-recurring basis; including impaired financial instruments, such as bonds and preferred stock that are carried at the lower of cost or market. Under Statutory Accounting practice, the Company calculates the fair value of affiliated common stock based on the equity method of accounting; as such, it is not included in the fair value measurement disclosures.

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input employed.

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by Accounting Standards Codification 820, Fair Value Measurements and Disclosures (formerly Statement of Financial Accounting Standards (SFAS) No. 157, Fair Value Measurements). The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)
December 31, 2009

3. Fair Values of Financial Instruments — (Continued)

Level 2 -	Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

Financial assets and liabilities measured at fair value on a recurring basis

The following table provides information as of December 31, 2009 and 2008 about the Company’s financial assets measured at fair value on a recurring basis. The Company does not have any financial liabilities measured at fair value on a recurring basis.

	2009
	Level 1	Level 2	Level 3	Total

Assets:
Equity securities	$2,270	$1,695	$—	$3,965
Short-term investments(a)	—	116,632	—	116,632
Derivative assets	—	38,383	—	38,383
Separate Account assets(b)	4,212,883	2,109,264	—	6,322,147

Total assets	$4,215,153	$2,265,974	$—	$6,481,127

	2008
	Level 1	Level 2	Level 3	Total

Assets:
Equity securities	$—	$1,218	$—	$1,218
Short-term investments(a)	—	835,160	—	835,160
Derivative assets	—	230,778	—	230,778
Separate Account assets(b)	9,078,299	—	—	9,078,299

Total assets	$9,078,299	$1,067,156	$—	$10,145,455

(a)	Short-term investments are carried at amortized cost; which approximates fair value.

(b)	Separate Account assets are carried at the net asset value provided by the fund managers.

During 2009 and 2008, the Company did not report any assets in Level 3 on a recurring basis.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)
December 31, 2009

3. Fair Values of Financial Instruments — (Continued)

Assets measured at fair value on a non-recurring basis

The Company reports certain assets at fair value on a non-recurring basis; that is, the instruments are not measured at fair value on an ongoing basis but are subject to fair value adjustments in certain circumstances (for example, when there is evidence of impairment). As of December 31, 2009 and 2008, the Company reported the following assets at fair value on a non-recurring basis.

					Total
	December 31,				Gains
Description	2009	Level 1	Level 2	Level 3	(Losses)

Fixed maturities	$8,467	—	3,645	4,822	$(10,260)
Derivative assets	17	—	17	—	—

					Total
	December 31,				Gains
Description	2008	Level 1	Level 2	Level 3	(Losses)

Fixed maturities	$26,575	—	13,697	12,878	$(22,223)
Derivative liabilities	336	—	336	—	—

Level 3 — Financial Assets

In certain circumstances, the Company will obtain non-binding broker quotes from brokers to assist in the determination of fair value. If those quotes can be corroborated by other market observable data, the investment will be classified as Level 2. If not, the investments are classified as Level 3 due to the broker’s lack of transparency into the valuation process.

Bonds, which have a designation of NAIC 6, are considered to be at or near default and are carried at the lower of cost or fair value. Furthermore, beginning December 31, 2009, a new process was implemented by the NAIC to determine the designation for certain non-agency residential mortgage-backed securities (RMBS). Under this process, the designation for these securities is based on two steps. Those securities whose designation is an NAIC 6 in the first step are also carried at the lower of cost or fair value.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)
December 31, 2009

4. Investments

The carrying amount and estimated fair value of investments in bonds and preferred stocks were as follows:

			Gross	Gross
			Unrealized	Unrealized
		Gross	Losses 12	Losses less	Estimated
	Carrying	Unrealized	Months or	Than 12	Fair
	Amount	Gains	More	Months	Value

December 31, 2009
Unaffiliated bonds:
United States Government and agencies	$621,435	$1,205	$8,079	$24,559	$590,002
State, municipal and other government	132,885	5,538	11,816	804	125,803
Hybrid securities	184,443	2,375	26,192	—	160,626
Industrial and miscellaneous	4,925,135	203,564	23,434	13,473	5,091,792
Mortgage and other asset-backed securities	2,090,783	24,706	215,129	3,996	1,896,364

	7,954,681	237,388	284,650	42,832	7,864,587
Unaffiliated preferred stocks	3,037	862	547	—	3,352

	$7,957,718	$238,250	$285,197	$42,832	$7,867,939

			Gross	Gross
			Unrealized	Unrealized
		Gross	Losses 12	Losses less	Estimated
	Carrying	Unrealized	Months or	Than 12	Fair
	Amount	Gains	More	Months	Value

December 31, 2008
Unaffiliated bonds:
United States Government and agencies	$447,628	$45,077	$48	$1,163	$491,494
State, municipal and other government	90,051	1,270	17,069	9,715	64,537
Industrial and miscellaneous	3,748,637	47,806	150,776	211,354	3,434,313
Mortgage and other asset-backed securities	2,173,893	6,079	381,431	160,913	1,637,628

	6,460,209	100,232	549,324	383,145	5,627,972
Unaffiliated preferred stocks	179,333	—	48,414	28,528	102,391

	$6,639,542	$100,232	$597,738	$411,673	$5,730,363

At December 31, 2009 and 2008, the Company held bonds with a carrying value of $18,449 and $25,406, respectively and amortized cost of $23,110 and $45,177, respectively, that have an NAIC rating of 6 which are not considered to be other-than-temporarily impaired. These securities are carried at the lower of amortized cost or fair value, and any write-down to fair value has been recorded directly to unassigned surplus.

At December 31, 2009 and 2008, respectively, for securities in an unrealized loss position greater than or equal to twelve months, the Company held 336 and 444 securities with a carrying value of $1,651,066 and $2,093,248

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)
December 31, 2009

4. Investments — (Continued)

and an unrealized loss of $285,197 and $597,739 with an average price of 82.7 and 71.4 (fair value/amortized cost). Of this portfolio, 75.83% and 86.61% were investment grade with associated unrealized losses of $188,850 and $479,883, respectively.

At December 31, 2009 and 2008, respectively, for securities in an unrealized loss position for less than twelve months, the Company held 180 and 647 securities with a carrying value of $1,491,020 and $3,160,318 and an unrealized loss of $42,832 and $411,673 with an average price of 97.1 and 87.0 (fair value/amortized cost). Of this portfolio, 99.06% and 91.40% were investment grade with associated unrealized losses of $41,954 and $336,476, respectively.

The estimated fair value of bonds and redeemable preferred stock with unrealized losses is as follows:

	Losses	Losses
	12 Months	Less Than
	or More	12 Months	Total

December 31, 2009
Unaffiliated bonds:
United States Government and agencies	$101,550	$364,023	$465,573
State, municipal and other government	32,141	30,629	62,770
Hybrid securities	143,978	—	143,978
Industrial and miscellaneous	289,457	887,255	1,176,712
Mortgage and other asset-backed securities	798,179	166,281	964,460

	1,365,305	1,448,188	2,813,493
Unaffiliated preferred stocks	564	—	564

	$1,365,869	$1,448,188	$2,814,057

	Losses	Losses
	12 Months	Less Than
	or More	12 Months	Total

December 31, 2008
Unaffiliated bonds:
United States Government and agencies	$7,656	$164,279	$171,935
State, municipal and other government	18,407	23,975	42,382
Industrial and miscellaneous	647,063	1,879,387	2,526,450
Mortgage and other asset-backed securities	764,448	636,549	1,400,997

	1,437,574	2,704,190	4,141,764
Unaffiliated preferred stocks	57,935	44,456	102,391

	$1,495,509	$2,748,646	$4,244,155

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)
December 31, 2009

4. Investments — (Continued)

The carrying amount and estimated fair value of bonds at December 31, 2009, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying	Estimated
	Value	Fair Value

Due in one year or less	$226,497	$230,467
Due after one year through five years	2,651,212	2,736,979
Due after five years through ten years	2,005,248	2,020,369
Due after ten years	980,941	980,408

	5,863,898	5,968,223
Mortgage and other asset-backed securities	2,090,783	1,896,364

	$7,954,681	$7,864,587

The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in affect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. For asset-backed securities, cash flow trends and underlying levels of collateral are monitored. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other-than-temporarily impaired.

At December 31, 2009, the Company’s banking sector portfolio had investments in an unrealized loss position which had a fair value of $208,102 and a carrying value of $233,851, resulting in a gross unrealized loss of $25,749. The unrealized losses in the banking sub-sector primarily reflect the size of the Company’s holdings, low floating rate coupons on some securities, and credit spread widening due to economic weakness and market concerns that deeply subordinated securities will not be supported by governments should banks find themselves in need of state aid. Government initiatives put into place during 2008 and 2009 have been largely successful in reopening the funding markets though lending remains cautious in some countries and sectors of the economy. Many banks have benefited from both direct assistance (government capital injections, asset relief plans and government guarantees on debt) and indirect assistance (various government liquidity measures, including short-term funding facilities). Global banks remain somewhat vulnerable to ongoing asset write-downs, credit losses and weak earnings prospects that are associated with a recessionary environment. This continues to pressure subordinated and longer duration holdings. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2009.

At December 31, 2009, the Company’s sovereign sector portfolio had investments in an unrealized loss position which had a fair value of $527,406 and a carrying value of $572,633, resulting in a gross unrealized loss of

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)
December 31, 2009

4. Investments — (Continued)

$45,227. Sovereign exposure relates to government issued securities including Dutch government bonds, US Treasury, agency and state bonds. The issuer identified as having the largest unrealized loss was US Treasuries. US Treasury interest rates rose significantly during 2009. Government fiscal and monetary policy has stabilized credit conditions across much of the world, and, as a result, the quality premium for US Treasury bonds has diminished. In addition, generally more optimistic economic sentiment and some concerns about potential future inflationary pressures have put pressure on US Treasuries. As a result, prices for US Treasury and Agency securities fell during 2009. The Company evaluated the near-term prospects of the issuer in relation to the severity and duration of the unrealized loss and does not consider the position to be impaired as of December 31, 2009.

At December 31, 2009, the Company’s ABS-small business loans portfolio had investments in an unrealized loss position which had a fair value of $101,806 and a carrying value of $139,925, resulting in a gross unrealized loss of $38,119. The unrealized loss in the ABS-small business loan portfolio is a function of decreased liquidity and increased spreads as new issuance within this sector has come to a halt. Additionally, delinquencies and losses in the collateral pools within the Company’s small business loan securitizations have increased since 2007, as a result of the overall economic slowdown. Banks and finance companies have also scaled back their lending to small businesses.

The Company’s ABS-small business loan portfolio is primarily concentrated in senior note classes. Thus, in addition to credit enhancement provided by the excess spread, reserve account, and over-collateralization, the Company’s positions are also supported by subordinated note classes. The Company’s ABS-small business loan portfolio is also primarily secured by commercial real estate, with the original loan to value (LTV) of the underlying loans typically ranging between 60-70%. As there has been no impact to the expected future cash flows within the ABS-small business loan portfolio and the Company does not have the intent to sell and does have the intent and ability to hold the security, the Company does not consider the underlying investments to be impaired as of December 31, 2009.

At December 31, 2009, the Company’s commercial mortgage-backed securities (CMBS) portfolio had investments in an unrealized loss position which had a fair value of $283,791 and a carrying value of $327,635, resulting in a gross unrealized loss of $43,844. CMBS are securitizations of underlying pools of mortgages on commercial real estate. The underlying mortgages have varying risk characteristics and are pooled together and sold in different rated tranches. The Company’s CMBS portfolio includes conduit, large loan, single borrower, collateral debt obligations (CDOs), and government agency.

All CMBS securities are monitored and modeled under base and several stress-case scenarios by asset specialists. For conduit securities, a widely recognized industry modeling software is used to perform a loan-by-loan, bottom-up analysis. For non-conduit securities a CMBS asset specialist works closely with the Company’s real estate valuation group to determine underlying asset valuation and risk. Both methodologies incorporate external estimates on the property market, capital markets, property cash flows, and loan structure. Results are then closely analyzed by the asset specialist to determine whether or not a principal or interest loss is expected to occur. If cash flow models indicate a credit event will impact future cash flows, and the Company does not have the intent to sell the security and does have the intent and ability to hold the security, the security is impaired to discounted cash flows.

Over the past 18 months, the commercial real estate market has continued to soften. As property fundamentals deteriorate, CMBS loan delinquencies have been climbing at the same time. The introduction of the 20% and 30% credit enhanced classes within the 2005-2008 vintage deals provide some offset to these negative fundamentals. Despite beginning to show signs of improvement, the lending market remains limited as lenders have

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)
December 31, 2009

4. Investments — (Continued)

become more conservative with underwriting standards, property transactions have diminished greatly, and higher mortgage spreads have curtailed borrowing. A lack of liquidity in the market combined with a broad re-pricing of risk has led to increased credit spreads across the credit classes. As the remaining unrealized losses in the CMBS portfolio relate to holdings where the Company expects to receive full principal and interest and the Company does not have the intent to sell and does have the intent and ability to hold the security, the Company does not consider the underlying investments to be other-than-temporarily impaired as of December 31, 2009.

At December 31, 2009, the Company’s residential mortgage-backed securities (RMBS) sector portfolio had investments in an unrealized loss position which had a fair value of $179,982 and a carrying value of $235,912, resulting in a gross unrealized loss of $55,930. RMBS are securitizations of underlying pools of non-commercial mortgages on real estate. The underlying residential mortgages have varying credit ratings and are pooled together and sold in tranches. The Company’s RMBS portfolio includes collateralized mortgage obligations (CMOs), government sponsored enterprise (GSE) guaranteed passthroughs, whole loan passthroughs, Alternative-A Paper MBS and negative amortization MBS.

All RMBS securities of the Company are monitored and reviewed on a monthly basis with detailed modeling completed on each portfolio quarterly. Model output is generated under base and several stress-case scenarios. RMBS asset specialists utilize widely recognized industry modeling software to perform a loan-by-loan, bottom-up approach to modeling. Models incorporate external loan-level analytics to identify the riskiest securities. The results from the models are then closely analyzed by the asset specialist to determine whether or not a principal or interest loss is expected to occur. If cash flow models indicate a credit event will impact future cash flows, and the Company does not have the intent to sell the security and does have the intent and ability to hold the security, the security is impaired to discounted cash flows.

The pace of deterioration of RMBS securities continued in early 2009, but began to stabilize in late 2009. Even with the stabilization, fundamentals in RMBS securities continue to be weak. Delinquencies and severities in property liquidations remain at an elevated level. Prepayments remain at historically low levels. Due to the weak fundamental situation, reduced liquidity, and the requirement for higher yields due to uncertainty, credit spreads remain elevated across the asset class. As the unrealized losses in the RMBS portfolio relate to holdings where the Company expects to receive full principal and interest and the Company does not have the intent to sell and does have the intent and ability to hold the security, the Company does not consider the underlying investments to be other-than-temporarily impaired as of December 31, 2009.

At December 31, 2009, the Company’s asset-backed securities (ABS) subprime mortgages portfolio had investments in an unrealized loss position which had a fair value of $168,990 and a carrying value of $227,178, resulting in a gross unrealized loss of $58,188.

Subprime mortgages are loans to homebuyers who have weak or impaired credit histories, are loans that are non-conforming or are loans that are second in priority. The Company’s businesses in the United States do not sell or buy subprime mortgages directly. The Company’s exposure to subprime mortgages is through ABS. These securities are pools of mortgages that have been securitized and offered to investors as ABS, where the mortgages are collateral. Most of the underlying mortgages within the pool have FICO scores below 660 at issuance. Therefore, the ABS has been classified by the Company as a subprime mortgage position. Also included in the Company’s total subprime mortgage position are ABS with second lien mortgages as collateral. The second lien mortgages may not necessarily have subprime FICO scores; however, the Company has included these ABS in its subprime position as it is the second priority in terms of repayment. The Company does not have any “direct” residential mortgages to subprime borrowers outside of the ABS structures.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)
December 31, 2009

4. Investments — (Continued)

The Company became cautious of the structural aspects of the mezzanine classes in 2002 and stopped purchasing the mezzanine tranches with an original NRSRO rating at issuance of ‘A’ or lower in 2003. Beginning in 2003, the Company began actively selling mezzanine positions as market spreads tightened, continued to upgrade the portfolio and reduced relative exposure to the sector as underwriting deteriorated.

All ABS-housing securities are monitored and reviewed on a monthly basis with detailed cash flow models using the current collateral pool and capital structure on each portfolio quarterly. Model output is generated under base and several stress-case scenarios. ABS-housing asset specialists utilize widely recognized industry modeling software to perform a loan-by-loan, bottom-up approach to modeling. The ABS-housing models incorporate external estimates on property valuations, borrower characteristics, propensity of a borrower to default or prepay and the overall security structure. Defaults were estimated by identifying the loans that are in various delinquency buckets and defaulting a certain percentage of them over the near-term and long-term. Recent payment history, a percentage of on-going delinquency rates and a constant prepayment rate are also incorporated into the model. Once the entire pool is modeled, the results are closely analyzed by the asset specialist to determine whether or not the Company’s particular tranche or holding is at risk for payment interruption. If cash flow models indicate a credit event will impact future cash flows, and the Company does not have the intent to sell the security and does have the ability to hold the security, the security is impaired to discounted cash flows.

Fair values on the Company’s subprime mortgage portfolio have declined as the collateral pools have experienced higher than expected delinquencies and losses, further exacerbated by the impact of declining home values on borrowers using affordability products. The unrealized loss is primarily due to decreased liquidity and increased credit spreads in the market combined with significant increases in expected losses on loans within the underlying pools. Expected losses within the underlying pools are generally higher than original expectations, primarily in certain later-vintage adjustable rate mortgage loan pools, which has led to some rating downgrades in these securities.

The following table provides the actual cost, carrying value and fair value by asset class of the Company’s subprime mortgage position at December 31, 2009:

	Actual Cost	Carrying Value	Fair Value

Residential Mortgage Backed Securities	$235,216	$231,796	$173,609

Aggregate totals for loan-backed and structured securities with a recognized OTTI during the current reporting period are shown below, classified on the basis of the OTTI:

	Amortized Cost	OTTI Recognized through Income
	Basis Before OTTI	Interest	Non-interest	Fair Value

OTTI recognized based on:
Intent to sell	$29,750	$—	$10,282	$19,468

Total OTTI on loan-backed securities	$29,750	$—	$10,282	$19,468

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)
December 31, 2009

4. Investments — (Continued)

	Amortized Cost
	before Current	Projected Cash	Recognized	Amortized Cost
	Period OTTI	Flows	OTTI	After OTTI	Fair Value

3rd quarter present value of cash flows expected to be less than the amortized cost basis	$41,527	$39,337	$2,190	$39,337	$21,861
4th quarter present value of cash flows expected to be less than the amortized cost basis	86,179	68,990	17,189	68,990	32,249

Aggregate total	$127,706	$108,327	$19,379	$108,327	$54,110

The following loan-backed and structured securities which continue to be held at December 31, 2009 had a recognized OTTI during the year then ended:

	Carrying Value					Financial
	Amortized Cost			Amortized		Statement
	before Current	Projected Cash	Recognized	Cost After		Reporting
CUSIP	Period OTTI	Flows	OTTI	OTTI	Fair Value	Period

02148AAA4	$9,601	$9,359	$242	$9,359	$4,668	3Q 2009	*
02148YAJ3	613	588	25	588	311	3Q 2009	*
225470FJ7	598	588	10	588	339	3Q 2009	*
225470T94	21	13	8	13	99	3Q 2009	*
22942KCA6	3,391	3,129	262	3,129	1,751	3Q 2009	*
86358EZU3	14,602	7,151	7,451	7,151	4,183	3Q 2009	*
02148AAA4	3,706	3,581	125	3,581	1,997	3Q 2009
225470FJ7	588	567	21	567	379	3Q 2009
225470T94	199	193	6	193	111	3Q 2009
22942KCA6	1,581	1,507	74	1,507	895	3Q 2009
86358EZU3	7,151	5,743	1,408	5,743	2,085	3Q 2009
12513YAK6	2,373	767	1,606	767	472	4Q 2009
12667G5G4	11,215	10,958	257	10,958	9,524	4Q 2009
02148AAA4	8,965	8,897	68	8,897	5,470	4Q 2009
02148YAJ3	569	537	32	537	374	4Q 2009
225470FJ7	549	547	2	547	403	4Q 2009
52524YAA1	9,419	9,370	49	9,370	6,533	4Q 2009
59020UJZ9	1,030	818	212	818	294	4Q 2009
76110VTR9	13,052	9,142	3,910	9,142	8,236	4Q 2009
81744FFD4	1,348	1,216	132	1,216	244	4Q 2009
81744FDQ7	1,862	1,497	365	1,497	208	4Q 2009
86358EZU3	5,690	5,474	216	5,474	265	4Q 2009
225470T94	176	153	23	153	122	4Q 2009
225470U27	182	147	35	147	104	4Q 2009

*	The impairment amount was recorded as a part of the cumulative effect of adoption of SSAP No. 43R and was not reflected in the income statement in the current period.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)
December 31, 2009

4. Investments — (Continued)

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings at December 31, 2009 is as follows:

	Losses 12	Losses Less
	Months or	Than 12
	More	Months

Unrealized loss on securities in a continuous loss position	$226,189	$3,998
Fair value of security with continuous unrealized loss	825,280	168,785

As the remaining unrealized losses in the ABS-housing portfolio relate to holdings where the Company expects to receive full principal and interest and the Company does not have the intent to sell and does have the intent and ability to hold the security, the Company does not consider these underlying investments to be other-than-temporarily impaired as of December 31, 2009.

Detail of net investment income is presented below:

	Year Ended December 31
	2009	2008	2007

Income:
Bonds	$378,777	$358,302	$343,971
Preferred stocks	275	11,401	10,191
Common stocks	973	608	737
Mortgage loans on real estate	66,985	74,135	71,577
Policy loans	3,609	3,383	3,059
Cash, cash equivalents and short-term investments	7,533	12,390	11,565
Derivatives	55,872	9,395	(3,972)
Other invested assets	4,210	5,037	3,408
Other	1,961	4,341	2,999

Gross investment income	520,195	478,992	443,535
Less investment expenses	14,611	13,775	16,180

Net investment income	$505,584	$465,217	$427,355

Proceeds from sales and other disposals of bonds and preferred stocks, excluding maturities, and related gross realized gains and losses were as follows:

	Year Ended December 31
	2009	2008	2007

Proceeds	$2,164,639	$2,046,735	$3,259,934

Gross realized gains	$55,793	$36,394	$38,339
Gross realized losses	(50,872)	(49,713)	(27,046)

Net realized capital gains (losses)	$4,921	$(13,319)	$11,293

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)
December 31, 2009

4. Investments — (Continued)

Gross realized losses include $49,705, $49,597 and $9,515, related to losses recognized on other-than-temporary declines in fair values of bonds and preferred stock for the years ended December 31, 2009, 2008 and 2007, respectively.

At December 31, 2009 and 2008, investments with an aggregate carrying amount of $3,658 and $3,574, respectively, were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

Net realized capital gains (losses) on investments and change in unrealized capital gains (losses) are summarized below:

	Realized
	Year Ended December 31
	2009	2008	2007
Bonds	$(15,570)	$(31,695)	$7,797
Preferred stocks	—	(3,148)	887
Common stocks	(1,043)	5,751	18,472
Mortgage loans on real estate	(11,866)	(1,080)	(2,702)
Real estate	(56)	—	—
Cash, cash equivalents, and short-term investments	39	25	—
Derivatives	(148,470)	55,886	(2,435)
Other invested assets	(3,676)	3,539	9,595

	(180,642)	29,278	31,614
Federal income tax effect	9,320	4,241	(12,420)
Transfer to (from) interest maintenance reserve	(13,681)	(6,307)	(11,257)

Net realized capital gains (losses) on investments	$(185,003)	$27,212	$7,937

	Change in Unrealized
	Year Ended December 31
	2009	2008	2007

Bonds	$10,964	$(19,710)	$1,361
Common stocks	2,595	(13,928)	(297)
Affiliated entities	100	—	—
Mortgage loans on real estate	(7,111)	—	—
Derivatives	(192,475)	221,408	11,056
Other invested assets	(12,803)	(7,682)	1,389

Change in unrealized capital gains (losses)	$(198,730)	$180,088	$13,509

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)
December 31, 2009

4. Investments — (Continued)

Gross unrealized gains (losses) in common stocks were as follows:

	December 31
	2009	2008

Unrealized gains	$1,597	$183
Unrealized losses	(80)	(1,360)

Net unrealized gains (losses)	$1,517	$(1,177)

At December 31, 2009 and 2008, respectively, the net admitted asset value in impaired loans with a related allowance for credit losses was $35,680 and $22,578. The Company held an allowance for credit losses on mortgage loans in the amount of $7,111 and $3,030 at December 31, 2009 and 2008, respectively. The average recorded investment in impaired loans during 2009 and 2008 was $14,916 and $1,881, respectively.

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2009	2008	2007

Balance at beginning of period	$3,030	$—	$—
Additions, net charged to operations	11,001	3,030	—
Reduction due to write-downs charged against the allowance	—	—	—
Recoveries in amounts previously charged off	(6,920)	—	—

Balance at end of period	$7,111	$3,030	$—

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. The Company recognized $266 and $1,117 of interest income on impaired loans for the years ended December 31, 2009 and 2008, respectively. The Company did not recognize interest income on impaired loans for 2007. The Company recognized $358 and $1,094 of interest income on a cash basis for the years ended December 31, 2009 and 2008, respectively. The Company did not recognize any interest income on a cash basis for the year ended December 31, 2007.

During 2009, there were no mortgage loans that were foreclosed and transferred to real estate. During 2008, mortgage loans of $5,006 were foreclosed and transferred to real estate. At December 31, 2009 and 2008, the Company held a mortgage loan loss reserve in the AVR of $38,550 and $29,005, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)
December 31, 2009

4. Investments — (Continued)

The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2009	2008		2009	2008

South Atlantic	24%	23%	Office	31%	29%
Pacific	19	23	Industrial	22	20
Mountain	18	16	Retail	18	19
Middle Atlantic	10	9	Other	9	8
W. South Central	10	12	Agricultural	8	10
E. North Central	8	7	Medical	7	6
E. South Central	4	4	Apartment	5	8
W. North Central	4	3
New England	3	3

The recorded investment in restructured securities in 2009 was $8,612 and the capital losses taken as a direct result of restructures were $4,847. There were no recorded investments in restructured securities nor any capital losses taken as a direct result of restructures in 2008 or 2007. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

At December 31, 2009, the Company had ownership interests in one LIHTC Investment. The remaining years of unexpired tax credits were five and the property was not subject to regulatory review. The length of time remaining for the holding period was eight years. There are no contingent equity commitments expected to be paid in the future. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

The Company recorded an impairment of $258 during 2009 for its investment in Zero Beta Fund, LLC, an affiliate. The impairment was taken because there is an intent to sell some of the underlying investments of the fund before any anticipated recovery in value would occur.

During 2009, the Company recorded an impairment of $3,381 for its investment in Real Estate Alternatives Portfolio 2, LLC. The impairment was taken because the decline in fair value of underlying investments of the fund was deemed to be other-than-temporary.

The Company uses interest rate swaps to reduce market risk in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. An interest rate swap is an arrangement whereby two parties (counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon period interest rate multiplied by an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. All swap transactions are entered into pursuant to master agreements providing for a single net payment to be made by one counterparty at each due date.

Under exchange traded currency futures and options, the Company agrees to purchase a specified number of contracts with other parties and to post variation margins on a daily basis in an amount equal to the difference in the daily fair values of those contracts. The parties with whom the Company enters into exchange traded futures and options are regulated futures commissions merchants who are members of a trading exchange. The Company

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)
December 31, 2009

4. Investments — (Continued)

recognized net realized gains (losses) from futures contracts in the amount of $(151,046), $35,005 and $2,874 for the years ended December 31, 2009, 2008 and 2007, respectively.

The Company invests in interest rate caps to convert a particular fixed rate asset/liability into a pure floating rate asset/liability in order to meet its overall asset/liability strategy. Each mortgage loan or liability is hedged individually and the relevant terms of the loan or liability and derivative must be the same. The caps require a premium to be paid at the onset of the contract and the Company benefits from the receipt of payments should rates rise above the strike rate. A single premium is paid by the Company at the beginning of the interest rate cap/floor contracts.

The Company replicates investment grade corporate bonds by combining a AAA rated security with a credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset. Using the swap market to replicate credit enables the Company to enhance the relative values and ease the execution of larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income. At December 31, 2009 and 2008, the Company had replicated assets with a fair value of $6,975 and $5,585, respectively, and credit default swaps with a fair value of $29 and $(56), respectively. During the years ended December 31, 2009, 2008 and 2007, the Company did not recognize any capital losses related to replication transactions.

The Company is exposed to credit related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparty to fail to meet their obligations given their high credit rating of ‘A’ or better. At December 31, 2009 and 2008, the fair value of all contracts, aggregated at a counterparty level, with a positive fair value amounted to $41,409 and $235,286, respectively.

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, the Company is required to post assets. At December 31, 2009, the fair value of all contracts, aggregated at a counterparty level, with a negative fair value amounted to $232.

For the years ended December 31, 2009, 2008 and 2007, the Company recorded unrealized gains of $36,852, $228,759, and $8,339, respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus. The Company did not recognize any unrealized gains or losses during 2009, 2008 or 2007 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

These instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges; consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)
December 31, 2009

4. Investments — (Continued)

At December 31, 2009 and 2008, the Company’s outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	2009	2008

Interest rate and currency swaps:
Receive fixed — pay floating	$—	$2,214,000
Receive floating — pay fixed	—	113,856
Receive fixed — pay fixed	222,278	498,279
Swaps:
Receive fixed — pay floating	1,485,000	—
Receive floating — pay fixed	40,858	—
Caps	—	23,458

The Company utilizes futures contracts to hedge against changes in market conditions. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, the Company agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Company as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the values of the contracts are recognized as realized gains or losses. When the contracts are closed, the Company recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Company’s cost basis in the contract. The Company recognized net realized gains (losses) from futures contracts in the amount of $(176,809), $36,059 and $2,078, for the years ending December 31, 2009, 2008 and 2007, respectively.

Open futures contracts at December 31, 2009, and 2008, were as follows:

		Opening	Year-End
Number of		Market	Market
Contracts	Contract Type	Value	Value

December 31, 2009
1,220	FTSE March 2010 Futures	$103,389	$105,625
320	Nikkei March 2010 Futures	34,319	36,512
800	Russell March 2010 Futures	47,824	49,912
874	S&P 500 March 2010 Futures	242,023	242,688
December 31, 2008
4,170	FTSE March 2009 Futures	$260,305	$266,814
3000	S&P 500 March 2009 Futures	667,139	675,075
770	Nikkei March 2009 Futures	72,690	75,267
2900	Russell March 2009 Futures	135,646	144,391

5. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)
December 31, 2009

5. Reinsurance — (Continued)

Company remains contingently liable with respect to any insurance ceded. This would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums earned reflect the following reinsurance assumed and ceded amounts for the years ended December 31:

	Year Ended December 31
	2009	2008	2007

Direct premiums	$4,052,916	$4,316,638	$3,244,720
Reinsurance assumed — affiliated	132	95	151
Reinsurance assumed — unaffiliated	673,459	654,494	667,099
Reinsurance ceded — affiliated	(311,014)	(294,855)	(270,407)
Reinsurance ceded — non-affiliated	(86,969)	(79,049)	(102,112)

Net premiums earned	$4,328,524	$4,597,323	$3,539,451

Aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded to affiliates at December 31, 2009 and 2008 of $1,253,484 and $1,124,694, respectively.

The Company received reinsurance recoveries in the amounts of $248,374, $262,441 and $237,826, during 2009, 2008 and 2007, respectively. At December 31, 2009 and 2008, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $63,516 and $65,782, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2009 and 2008 of $1,397,114 and $1,272,337, respectively.

Effective March 31, 2009, the Company recaptured a block of in force universal life secondary guarantee risk that was ceded to Transamerica International Re (Bermuda) Ltd. (TIRe), an affiliate. Universal life secondary guarantee reserves recaptured were $22,707. The resulting pretax loss of $22,707 was included in the statement of operations.

Effective January 1, 2009, the Company entered into a reinsurance agreement with Stonebridge Life Insurance Company, an affiliate, to assume a block of business covering individual and group supplemental life and accident and health insurance products. The Company received reinsurance consideration of $1,134 and established reserves of a like amount, resulting in no gain or loss on the transaction.

Effective December 15, 2008, the Company entered into a reinsurance agreement with Stonebridge Life Insurance Company to assume certain individual and group supplemental life and accident and health insurance products issued to certain residents of the State of New York. The Company received reinsurance consideration of $102,578, paid an initial expense allowance of $77,155 and established reserves of $102,578, resulting in a pretax loss of $77,155 ($50,151 net of tax) that has been included in the statement of operations as it was deemed an economic assumption reinsurance transaction.

On December 31, 2006, the Company acquired a block of credit insurance business from an unaffiliated company. The Company received consideration of $20,198 equal to the reserves and unearned premium assumed, and paid a commission expense allowance of $10,055, netting to a pre-tax loss of $10,055 ($6,535 net of tax) reflected in the statement of operations. Adjustments of $301 and $15,520 were made during 2008 and 2007, respectively, to true up to actual 2006 reserve balances.

During 2002, the Company entered into a reinsurance transaction with TIRe. Under the terms of this transaction, the Company ceded certain traditional life insurance contracts. The net of tax impact from the cession of inforce

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)
December 31, 2009

5. Reinsurance — (Continued)

business was $9,953, which was credited directly to unassigned surplus. The Company has amortized $995 into earnings during 2009, 2008 and 2007 with a corresponding charge to unassigned surplus.

During 2001, the Company assumed certain traditional life insurance contracts from Transamerica Occidental Life Insurance Company, an affiliate, which merged into TLIC, an affiliate, effective October 1, 2008. The Company recorded goodwill of $14,280 related to this transaction which was non-admitted. The related amortization was $1,433 during 2009, 2008 and 2007. Chapter 311 of the New York Laws of 2008, which became effective in July of 2008, includes a provision allowing goodwill to be an admitted asset in financial statements filed subsequent to the effective date. The Company recorded $2,016 and $3,531 of goodwill at December 31, 2009 and 2008, respectively.

6. Income Taxes

The net deferred income tax asset at December 31, 2009 and 2008 and the change from the prior year are comprised of the following components:

	December 31
	2009			2008
	Ordinary	Capital	Total	Total	Change

Total gross deferred income tax assets	$80,657	$33,377	$114,034	$116,138	$(2,104)
Statutory valuation allowance adjustment	—	—	—	—	—

Adjusted gross deferred income tax assets	80,657	33,377	114,034	116,138	(2,104)
Total deferred income tax liabilities	22,990	11,226	34,216	12,779	21,437

Net deferred income tax asset	57,667	22,151	79,818	103,359	(23,541)
Deferred income tax asset nonadmitted	29,275	4,998	34,273	81,129	(46,856)

Admitted net deferred income tax asset	$28,392	$17,153	$45,545	$22,230	$23,315

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)
December 31, 2009

6. Income Taxes — (Continued)

The main components of deferred income tax amounts are as follows:

	December 31
	2009	2008	Change

Deferred income tax assets
Investments	$35,291	$25,149	$10,142
Proxy DAC	26,753	26,939	(186)
Reserves	49,113	52,191	(3,078)
Reinsurance in unauthorized companies	1,394	6,813	(5,419)
Other	1,483	5,046	(3,563)

Total gross deferred income tax assets	114,034	116,138	(2,104)
Statutory valuation allowance adjustment	—	—	—

Total adjusted gross deferred income tax assets	114,034	116,138	(2,104)
Deferred income tax assets nonadmitted	34,273	81,129	(46,856)

Total admitted deferred income tax assets	79,761	35,009	44,752
Deferred income tax liabilities
§807(f) adjustment	4,252	3,573	679
Investments	25,156	9,113	16,043
Separate account adjustments	3,924	—	3,924
Other	884	93	791

Total deferred income tax liabilities	34,216	12,779	21,437

Net admitted deferred income tax asset	$45,545	$22,230	$23,315

The Company did not report a valuation allowance for deferred income tax assets as of December 31, 2009 and 2008.

The change in net deferred income tax assets is as follows:

	December 31
	2009			2008
	Ordinary	Capital	Total	Total	Change

Net deferred income tax asset	$57,667	$22,151	$79,818	$103,359	$(23,541)

Tax effect of unrealized gains (losses)					(69,590)
Prior period adjustment — unrealized gains (losses)					(2,799)

Change in net deferred income tax asset					$(95,930)

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)
December 31, 2009

6. Income Taxes — (Continued)

	December 31
	2008	2007	Change

Net deferred income tax asset	$103,359	$49,716	$53,643

Tax effect of unrealized gains (losses)			45,291

Change in net deferred income tax asset			$98,934

Nonadmitted deferred income tax assets increased (decreased) by $(46,856), $46,517 and $(19,365) in 2009, 2008 and 2007, respectively.

As discussed in Note 1, the Company has elected to admit deferred income tax assets pursuant to SSAP No. 10R, paragraph 10.e. for the 2009 reporting period. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 10R is as follows:

	Demember 31
	2009			2008
	Ordinary	Capital	Total	Total	Change

Admitted under paragraph 10.a.	$11,394	$1,545	$12,939	$22,230	$(9,291)
Admitted under paragraph 10.b.i.	—	5,021	5,021	—	5,021
Admitted under paragraph 10.b.ii.	—	—	—	—	—
Admitted under paragraph 10.c.	22,990	11,226	34,216	12,779	21,437

Total admitted under paragraph 10.a. — 10.c.	$34,384	$17,792	$52,176	$35,009	$17,167

Admitted under paragraph 10.e.i.	$28,391	$1,545	$29,936
Admitted under paragraph 10.e.ii.a.	—	15,609	15,609
Admitted under paragraph 10.e.ii.b.	—	—	—
Admitted under paragraph 10.e.iii.	22,990	11,226	34,216

Total admitted under paragraph 10.e.i. — 10.e.iii.	$51,381	$28,380	$79,761

Total increased admitted deferred income tax asset	$16,997	$10,588	$27,585

Risk-Based Capital Summary:	Under 10.a. — 10.c.	Under 10.e.	Change

Admitted deferred income tax assets	$17,960	$45,545	$27,585
Admitted assets	20,909,487	20,937,072	27,585
Statutory surplus	884,042	911,627	27,585
Total adjusted capital	973,031
Authorized control level	117,466

•	10.a. — Federal income taxes paid in prior year that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year

•	10.b.i. — Adjusted gross DTAs, after the application of 10.a., expected to be realized within one year

•	10.b.ii. — 10% of adjusted statutory capital and surplus as shown on most recently filed statement

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)
December 31, 2009

6. Income Taxes — (Continued)

•	10.c. — Adjusted gross DTAs, after the application of 10.a. and 10.b., that can be offset against gross DTLs after considering the character of the DTAs and DTLs

•	10.d. — If the reporting entity’s financial statements and risk-based capital (RBC) calculated using an admitted adjusted gross DTA as the sum of 10.a., 10.b., and 10.c. results in the Company’s RBC level being above the maximum RBC level where an action level could occur as a result of the trend test (i.e., 250%); then the Company may elect to admit a higher amount of adjusted gross DTAs as calculated in paragraph 10.e.

•	10.e.i. — Federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with IRS tax loss carryback provisions, not to exceed three years

•	10.e.ii.(a) — Adjusted gross DTAs, after the application of 10.e.i, expected to be realized within three years

•	10.e.ii.(b) — 15% of adjusted statutory capital and surplus as shown on most recently filed statement

•	10.e.iii. — Adjusted gross DTAs, after the application of 10.e.i. and 10.e.ii., that can be offset against DTLs after considering the character of the DTAs and DTLs

Current year income taxes incurred consist of the following major components:

	Year Ended December 31
	2009	2008

Current year tax expense (benefit) on operations	$28,038	$(27,470)
Tax credits	(2,186)	(2,255)
Prior year adjustments	15,119	4,105

Tax expense (benefit) on operations	40,971	(25,620)
Current year tax benefit on capital gains (losses)	(11,440)	(4,241)
Prior year adjustments	2,120	—

Tax benefit on capital gains (losses)	(9,320)	(4,241)

Current income taxes incurred	$31,651	$(29,861)

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)
December 31, 2009

6. Income Taxes — (Continued)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before tax as follows:

	Year Ended December 31
	2009	2008	2007

Current income taxes incurred	$31,651	$(29,861)	$48,767
Change in deferred income taxes (without tax on unrealized gains and losses)	95,930	(98,934)	21,027

Total income tax reported	$127,581	$(128,795)	$69,794

Income before taxes	$370,710	$(370,884)	$184,786
	35.00%	35.00%	35.00%

Expected income tax expense (benefit) at 35% statutory rate	$129,749	$(129,809)	$64,675

Increase (decrease) in actual tax reported resulting from:
a. Dividends received deduction	$(3,298)	$(2,972)	$(3,056)
b. Tax credits	(2,187)	(2,255)	(2,028)
c. Tax-exempt income	(22)	—	—
d. Tax adjustment for IMR	(798)	(1,331)	(2,046)
e. Surplus adjustment for in-force ceded	(348)	(348)	(348)
f. Nondeductible expenses	(80)	123	103
g. Deferred tax benefit on other items in surplus	9,321	11,614	10,692
h. Provision to return	(387)	(2,623)	(946)
i. Dividends from certain foreign corporations	42	54	—
j. Prior period adjustments	(4,242)	(2,717)	4,680
k. Other	(169)	1,469	(1,932)

Total income tax reported	$127,581	$(128,795)	$69,794

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its indirect parent company, Transamerica Corporation, and other affiliated companies. The method of allocation between the companies is subject to a written agreement. Under the terms of the agreement, allocations are based upon separate return calculations. The Company is entitled to recoup federal income taxes paid in the event of future losses and credits to the extent the losses and credits reduce the greater of the Company’s separately computed tax liability or the consolidated group’s tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event of future losses and credits to the extent the losses and credits reduce the greater of the Company’s separately computed tax liability or the consolidated group’s tax liability in any carryback or carryforward year when so applied. Intercompany tax balances are settled within 30 days of payment to or filing with the Internal Revenue Service.

The Company incurred income taxes during 2009, 2008 and 2007 of $25,851, $227 and $40,406, respectively, which will be available for recoupment in the event of future net losses.

The amount of tax contingencies calculated for the Company as of December 31, 2009 and 2008 is $1,739 and $1,608 respectively. The total amount of tax contingencies that, if recognized, would affect the effective income tax rate is $1,739. The Company classifies interest and penalties related to income taxes as interest expense and

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)
December 31, 2009

6. Income Taxes — (Continued)

penalty expense, respectively. The Company’s interest expense related to income taxes for the year ended December 31, 2009 and 2008 is $77 and $75 respectively. The total interest payable balance as of December 31, 2009 and 2008 is $152 and $75 respectively. The Company recorded no liability for penalties. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2000. The examination for the years 2001 through 2004 and 2005 through 2006 have been completed and resulted in tax return adjustments that are currently being appealed. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions. An examination is currently underway for the years 2007 and 2008.

7. Policy and Contract Attributes

Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company.

For the years ended December 31, 2009, 2008 and 2007, premiums for life participating policies were $(2), $(12) and $516, respectively. The Company accounts for its policyholder dividends based on dividend scales and experience of the policies. The Company paid dividends in the amount of $17, $3 and $6 to policyholders during 2009, 2008 and 2007, respectively, and did not allocate any additional income to such policyholders.

A portion of the Company’s policy reserves and other policyholders’ funds relates to liabilities established on a variety of the Company’s annuity and deposit fund products.

There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31
	2009		2008
	Amount	Percent	Amount	Percent

Subject to discretionary withdrawal with adjustment:
With market value adjustment	$1,021,245	6%	$1,115,755	7%
At book value less surrender charge of 5% or more	2,441,256	13	1,946,451	12
At fair value	4,911,137	27	3,704,078	23

Total with adjustment or at market value	8,373,638	46	6,766,284	42
At book value without adjustment (minimal or no charge or adjustment)	2,814,329	16	3,206,559	20
Not subject to discretionary withdrawal provision	6,865,711	38	6,074,013	38

Total annuity reserves and deposit liabilities	18,053,678	100%	16,046,856	100%

Less reinsurance ceded	2,201		2,596

Net annuity reserves and deposit liabilities	$18,051,477		$16,044,260

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)
December 31, 2009

7. Policy and Contract Attributes — (Continued)

Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2009 and 2008 is as follows:

	Nonindexed
	Guaranteed	Nonguaranteed
	Less	Separate
	Than 4%	Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2009	$1,747,886	$1,014,078	$2,761,964

Reserves at December 31, 2009 for separate accounts with assets at:
Fair value	$1,971,913	$4,319,558	$6,291,471
Amortized cost	4,699,988	—	4,699,988

Total	$6,671,901	$4,319,558	$10,991,459

Reserves for separate accounts by withdrawal characteristics at December 31, 2009:
Subject to discretionary withdrawal:
With market adjustment	$148,997	$—	$148,997
At book value without market value adjustment and with current surrender charge of 5% or more	55,993	—	55,993
At fair value	634,536	4,319,558	4,954,094
At book value without market value adjustment and with current surrender charge of less than 5%	76,813	—	76,813

Subtotal	916,339	4,319,558	5,235,897
Not subject to discretionary withdrawal	5,755,562	—	5,755,562

Total separate account reserves at December 31, 2009	$6,671,901	$4,319,558	$10,991,459

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)
December 31, 2009

7. Policy and Contract Attributes — (Continued)

	Nonindexed
	Guaranteed	Nonguaranteed
	Less	Separate
	Than 4%	Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2008	$1,533,986	$1,140,718	$2,674,704

Reserves at December 31, 2008 for separate accounts with assets at:
Fair value	$2,148,371	$3,163,347	$5,311,718
Amortized cost	3,587,963	—	3,587,963

Total	$5,736,334	$3,163,347	$8,899,681

Reserves for separate accounts by withdrawal characteristics at December 31, 2008:
Subject to discretionary withdrawal:
With market adjustment	$206,579	$—	$206,579
At book value without market value adjustment and with current surrender charge of 5% or more	59,153	—	59,153
At fair value	580,836	3,163,347	3,744,183
At book value without market value adjustment and with current surrender charge of less than 5%	81,149	—	81,149

Subtotal	927,717	3,163,347	4,091,064
Not subject to discretionary withdrawal	4,808,617	—	4,808,617

Total separate account reserves at December 31, 2008	$5,736,334	$3,163,347	$8,899,681

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31
	2009	2008	2007

Transfer as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$2,762,019	$2,674,931	$1,919,377
Transfers from separate accounts	(1,394,549)	(1,797,526)	(1,463,101)

Net transfers from (to) separate accounts	1,367,470	877,405	456,276
Other reconciling adjustments	(36)	(189)	(146)

Net transfers as reported in the Summary of Operations of the Company	$1,367,434	$877,216	$456,130

Effective December 31, 2009, the Company adopted Actuarial Guideline XLIII (AG 43). AG 43 specifies statutory reserve requirements for variable annuity contracts with guarantees (VACARVM) and related products. It replaces Actuarial Guidelines 34 and 39. The AG 43 reserve calculation included variable annuity products issued after January 1, 1981. Covered products include variable annuities with and without benefit guarantees. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits, and guaranteed

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)
December 31, 2009

7. Policy and Contract Attributes — (Continued)

payout annuity floors. The Aggregate Reserve for contracts falling within the scope of AG 43 is equal to the Conditional Tail Expectation (CTE) Amount, but not less than the Standard Scenario Amount (SSA). The Company reported a decrease in reserves and an increase in net income of $41,643 at December 31, 2009, related to the adoption of AG 43 and changes in underlying assumptions.

To determine the CTE Amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on company experience. The Standard Scenario amount was determined using the assumptions and methodology prescribed in AG 43 for determining the Standard Scenario.

During 2008, for Variable Annuities with Guaranteed Living Benefits (VAGLB), the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1,000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.

During 2008, for Variable Annuities with Minimum Guaranteed Death Benefits (MGDB), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

At December 31, 2009 and 2008, the Company had variable annuities with guaranteed living benefits as follows:

		Subjected		Reinsurance
		Account	Amount of	Reserve
Year	Benefit and Type of Risk	Value	Reserve Held	Credit

2009	Guaranteed Minimum Withdrawal Benefit	$6,613,296	$115,998	$—
2008	Guaranteed Minimum Withdrawal Benefit	5,825,448	519,580	—

At December 31, 2009 and 2008, the Company had variable annuities with guaranteed death benefits as follows:

		Subjected		Reinsurance
		Account	Amount of	Reserve
Year	Benefit and Type of Risk	Value	Reserve Held	Credit

2009	Guaranteed Minimum Death Benefit	$1,381,282	$6,573	$2,201
2008	Guaranteed Minimum Death Benefit	1,246,209	9,827	2,595

Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)
December 31, 2009

7. Policy and Contract Attributes — (Continued)

December 31, 2009 and 2008, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading are as follows:

	Gross	Loading	Net

December 31, 2009
Life and annuity:
Ordinary first-year business	$412	$249	$163
Ordinary renewal business	138,776	1,515	137,261
Group life business	620	167	453
Credit life	296	—	296
Reinsurance ceded	(67,480)	—	(67,480)

Total life and annuity	72,624	1,931	70,693
Accident and health	3,143	—	3,143

	$75,767	$1,931	$73,836

	Gross	Loading	Net

December 31, 2008
Life and annuity:
Ordinary first-year business	$339	$281	$58
Ordinary renewal business	129,017	1,732	127,285
Group life business	727	146	581
Credit life	244	—	244
Reinsurance ceded	(61,623)	—	(61,623)

Total life and annuity	68,704	2,159	66,545
Accident and health	3,210	—	3,210

	$71,914	$2,159	$69,755

At December 31, 2009 and 2008, the Company had insurance in force aggregating $148,747,352 and $117,037,402, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Department of Insurance of the State of New York. The Company established policy reserves of $61,291 and $64,380 to cover these deficiencies at December 31, 2009 and 2008, respectively.

The Company anticipates investment income as a factor in premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated by the Company’s divisional actuaries using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2009 and 2008 was $410 and $449, respectively.

The Company incurred $990 and paid $1030 of claim adjustment expenses during 2009, of which $511 of the paid amount was attributable to insured or covered events of prior years. The Company incurred $1,027 and paid $932 of claim adjustment expenses during 2008, of which $392 of the paid amount was attributable to insured or covered events of prior years. The Company did not increase or decrease the provision for insured events of prior years during 2009 or 2008.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)
December 31, 2009

8. Capital and Surplus

As of December 31, 2009, the Company had 44,175 shares of 6% non-voting, non-cumulative preferred stock issued and outstanding. AEGON USA, LLC owns 38,609 shares and Transamerica Life Insurance Company owns 5,566 shares. Par value is $10 per share, and the liquidation value is $1,286.72 per share.

The preferred stock shareholders are entitled to receive non-cumulative dividends at the rate of 6% per year of an amount equal to the sum of (1) the par value plus (2) any additional paid-in capital for such preferred stock. Dividends are payable annually in December. The amount of dividends unpaid at December 31, 2009 was $430. The preferred shares have preference as to dividends and upon dissolution or liquidation of the Company.

The Company received capital contributions of $218,500 and $31,500 from its parent companies, AEGON USA, LLC and Transamerica Life Insurance Company, respectively, on December 30, 2008. No capital contributions were received in 2009 or 2007.

The Company did not pay any dividends in 2009. On May 2, 2008, the Company paid a common stock dividend of $300,000 to its parent companies, AEGON USA, LLC and Transamerica Occidental Life Insurance Company (TOLIC). TOLIC was subsequently merged into Transamerica Life Insurance Company. AEGON USA, LLC received $262,200 and TOLIC received $37,800. On December 19, 2007, the Company paid preferred and common stock dividends of $3,410 and $196,590, respectively, which were approved by the Department of Insurance of the State of New York. AEGON USA, LLC and TOLIC received a preferred stock dividend of $2,980 and $430, respectively, and common stock dividends of $171,820 and $24,770, respectively.

On May 2, 2008, the Company received $150,000 from AEGON USA, LLC in exchange for surplus notes. The Company received prior approval from the Superintendent of Insurance of the New York Department of Insurance prior to the issuance of the surplus note, as well as the December 31, 2009 and 2008 interest payments. These notes are due 20 years from the date of issuance at an interest rate of 6.25% and are subordinate and junior in the right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company.

Additional information related to the surplus note at December 31, 2009 and 2008 is as follows:

For Year	Balance	Interest Paid	Cumulative	Accrued
Ending	Outstanding	Current Year	Interest Paid	Interest

2009	$150,000	$9,375	$15,625	$—
2008	150,000	6,250	6,250	—

The Company is subject to limitations, imposed by the State of New York, on the payment of dividends to its stockholders. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the lesser of (1) 10 percent of the Company’s statutory surplus as of the preceding December 31, or (2) the Company’s statutory gain from operations before net realized capital gains on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the Company can make a dividend payment of $91,163 without the prior approval of insurance regulatory authorities in 2010.

The Company held special surplus funds in the amount of $3,753 and $2,235, as of December 31, 2009 and 2008, respectively, for annuitant mortality fluctuations as required under New York Regulation 47, Separate Account and Separate Account Annuities.

Life and health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2009, the Company meets the minimum RBC requirements.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)
December 31, 2009

9. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair value of the loaned domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned domestic securities, respectively. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security. Cash received is reinvested and is not available for general corporate purposes.

At December 31, 2009 and December 31, 2008, respectively, securities in the amount of $242,764 and $389,490 were on loan under security lending agreements. At December 31, 2009 and 2008, the collateral the Company received from securities lending was in the form of cash and on open terms. At December 31, 2009, cash collateral reinvested has a fair value of $247,770.

10. Retirement and Compensation Plans

The Company’s employees participate in a qualified benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits as a percent of salaries. The benefits are based on years of service and the employee’s compensation during the highest five consecutive years of employment. The Company’s allocation of pension expense for 2009, 2008 and 2007 was $8, $7 and $7, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company’s employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. Benefits expense of $5 was allocated each year for 2009, 2008 and 2007.

AEGON sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2009, 2008 and 2007 was negligible. AEGON also sponsors an employee stock option plan/stock appreciation rights for individuals employed and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)
December 31, 2009

10. Retirement and Compensation Plans — (Continued)

the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company’s allocation of postretirement expenses was negligible for the years ended 2009, 2008 and 2007.

11. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

In accordance with an agreement between AEGON and the Company, AEGON will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by the Company’s parent as needed.

The Company is party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the Advisor serves as the administrator and advisor for the Company’s mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. During 2009, 2008 and 2007, the Company paid $22,645, $24,960 and $24,042, respectively, for these services, which approximates its costs to the affiliates.

The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the AEGON/Transamerica Series Trust. The Company received $696, $682 and $530 for these services during 2009, 2008 and 2007, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $4,768, $6,351, and $654 for the years ended December 31, 2009, 2008, and 2007, respectively.

Payables to and receivables from affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2009, 2008 and 2007, the Company paid (received) net interest of $(58), $1 and $(174), respectively, to affiliates. At December 31, 2009, 2008 and 2007, the Company has a net amount of $42,460 due from, $14,484 due from and $40,846 due to affiliates, respectively. Terms of settlement require that these amounts are settled within 90 days.

At December 31, 2009 and 2008, the Company had short-term notes receivable of $105,600 and $98,900 as follows. In accordance with SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties, these notes are reported as short-term investments.

Receivable from	Amount	Due By	Interest Rate
Investors Warranty of America, Inc.	$30,100	June 29, 2010	0.30%
AEGON USA, LLC	30,100	September 15, 2010	0.25%
AEGON USA, LLC	30,000	September 29, 2010	0.25%
AEGON USA, LLC	15,400	November 25, 2010	0.22%

Receivable from	Amount	Due By	Interest Rate
AEGON USA, LLC	$2,600	August 29, 2009	2.44%
AEGON USA, LLC	30,800	October 24, 2009	5.95%
AEGON USA, LLC	35,900	October 29, 2009	5.95%
AEGON USA, LLC	29,600	November 3, 2009	2.70%

12.	Managing General Agents

For years ended December 31, 2009, 2008 and 2007, the Company had $24,816, $33,074 and $47,145, respectively, of direct premiums written by The Vanguard Group, Inc. For the years ended December 31, 2009,

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)
December 31, 2009

12.	Managing General Agents — (Continued)

2008 and 2007, the Company had $6,638, $6,707 and $5,828, respectively, of direct premiums written by Vision Financial Corp. For the years ended December 31, 2009, 2008 and 2007, the Company had $8,775, $9,955 and $9,420, respectively, of direct premiums written by Benefit Marketing Systems, Inc. For the years ended December 31, 2009, 2008 and 2007, the Company had $39, $36 and $42, respectively, of direct premiums written by League Insurance Agency.

Information regarding these entities is as follows:

					Total Direct
Name and Address of			Types of	Types of	Premiums
Managing General Agent or		Exclusive	Business	Authority	Written/
Third-Party Administrator	FEIN	Contract	Written	Granted	Produced By

The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	23-1945930	No	Deferred and income annuities	C,B,P,U	$24,816
Vision Financial Corp. 17 Church Street P.O. Box 506 Keene, NH 03431-0506	02-0430860	No	Universal life	Full service w/o claims	$8,775
Benefit Marketing Systems, Inc. 1705 W. Northwest Hwy, Ste 140 Grapevine, TX 76051	58-2022585	No	Universal life	Full service w/o claims	$6,638
League Insurance Agency/CUNA Mutual Group 14 Business Park Branford, CT 06405	06-0898852	No	Long-term care	Premium collection	$39

C-	Claims Payment

B-	Binding Authority

P-	Premium Collection

U-	Underwriting

13. Commitments and Contingencies

The Company has issued synthetic GIC contracts to plan sponsors totaling $181,013 and $177,647 as of December 31, 2009 and 2008, respectively. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium, which varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow matching. The assets relating to such contracts are not recognized in the Company’s statutory-basis financial statements. A contract reserve has been established for the possibility of unexpected benefit payments at below market interest rates of $1,000 and $8,083 at December 31, 2009 and 2008, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)
December 31, 2009

13. Commitments and Contingencies — (Continued)

The Company has contingent commitments for $19,381 and $21,913, at December 31, 2009 and 2008, respectively, for joint ventures, partnerships and limited liability companies. There were no LIHTC commitments as of December 31, 2009 or 2008.

The Company may pledge assets as collateral for derivative transactions. At December 31, 2009 and 2008, the Company has pledged invested assets with a carrying value of $40,628 and $244,814, respectively, and fair value of $38,059 and $228,267, respectively, in conjunction with these transactions. Also, in conjunction with the derivative transactions, cash in the amount of $37,127 and $129,229 and securities in the amount of $6,798 and $92,780 were posted to the Company as of December 31, 2009 and 2008, respectively, which were not included in the financials of the Company.

There were no securities being acquired on a “to be announced” (TBA) basis at December 31, 2009 or 2008.

Private placement commitments outstanding as of December 31, 2009 were $10,000. There were no private placement commitments outstanding at December 31, 2008.

The Company is a party to legal proceedings involving a variety of issues incidental to its business. Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position or results of operations.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company’s balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. The Company has established a reserve of $783 with no offsetting premium tax benefit, at December 31, 2009 and 2008 for its estimated share of guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense was $(42), $66 and $73 for the years ended December 31, 2009, 2008 and 2007, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)
December 31, 2009

14.	Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The details by NAIC designation 3 or below of securities sold during 2009 and reacquired within 30 days of the sale date are:

		Book Value of	Cost of
	Number of	Securities	Securities
	Transactions	Sold	Repurchased	Gain/(Loss)

Bonds:
NAIC 3	0	$—	$—	$—
NAIC 4	0	—	—	—
NAIC 5	0	—	—	—
NAIC 6	1	5	5	(2)

15. Reconciliation to Statutory Statement

The 2008 Annual Statement did not include the appropriate tax effect on both the mark to market income on a derivative and the associated statutory and tax reserves related to the Company’s variable annuities as of December 31, 2008. This item was adjusted for in the 2008 financial statements, as discussed further below, and was corrected through federal income tax expense in the 2009 Annual Statement. There were no reconciling items at December 31, 2007 or for the years then ended. The reconciling items as of December 31, 2009 are as follows:

December 31,
2009

Statement of Operations:
Statutory net income as reported in the Company’s Annual Statement of Operations:	$274,899
Increase federal income tax benefit	50,479

Total statutory net income (loss) per financial statements	$325,378

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)
December 31, 2009

15. Reconciliation to Statutory Statement — (Continued)

The following is a reconciliation of amounts previously reported to the Department of Insurance of the State of New York in the 2008 Annual Statement, to those reported in the accompanying statutory-basis financial statements:

December 31,
2008

Balance Sheet:
Assets as reported in the Company’s Annual Statement	$18,792,373
Reduce current federal income tax recoverable	(50,479)
Increase admissible deferred income tax asset	5,089
Effect of change in presentation of derivatives	6,259

Assets as reported in the accompanying audited statutory-basis balance sheet	$18,753,242

Liabilities as reported in the Company’s Annual Statement	$17,985,899
Adjust current federal income tax payable	—
Effect of change in presentation of derivatives	6,259

Liabilities as reported in the accompanying audited statutory-basis balance sheet	$17,992,158

Capital and surplus as reported in the company’s Annual Statement	$806,474
Reduce federal income tax benefit	(50,479)
Increase admissible deferred income tax asset	5,089

Total capital and surplus as reported in the accompanying audited statutory-basis balance sheet	$761,084

Statement of Operations:
Statutory net loss as reported in the Company’s Annual Statement of Operations:	$(296,851)
Reduce federal income tax benefit	(50,479)

Total statutory net income (loss) per financial statements	$(347,330)

16. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are available to be issued, April 9, 2010, provided they give evidence of conditions that existed at the balance sheet date (Type I). Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). As of April 9, 2010, the Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2009.

Statutory-Basis Financial
Statement Schedules

Transamerica Financial Life Insurance Company

Summary of Investments — Other Than
Investments in Related Parties
(Dollars in Thousands)
December 31, 2009

SCHEDULE I

			Amount at
			Which
			Shown in the
Type of Investment	Cost(1)	Market Value	Balance Sheet
Fixed maturities
Bonds:
United States government and government agencies and authorities	$714,636	$683,006	$714,626
States, municipalities and political subdivisions	40,661	42,309	40,661
Foreign governments	124,929	117,618	124,929
Public utilities	184,443	160,626	184,443
All other corporate bonds	6,890,022	6,861,029	6,890,022
Preferred stocks	3,037	3,352	3,037

Total fixed maturities	7,957,728	7,867,940	7,957,718
Equity securities
Common stocks:
Public utilities	—	—	—
Industrial, miscellaneous and all other	2,731	3,965	3,965

Total common stocks	2,731	3,965	3,965
Mortgage loans on real estate	941,918		941,918
Real estate	—		—
Policy loans	59,654		59,654
Other long-term investments	82,683		82,683
Cash, cash equivalents and short-term investments	109,752		109,752
Derivatives	—		—

Total investments	$9,154,466		$9,155,690

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

Transamerica Financial Life Insurance Company

Supplementary Insurance Information
(Dollars in Thousands)

SCHEDULE III

						Benefits,
						Claims
	Future Policy		Policy and		Net	Losses and	Other
	Benefits and	Unearned	Contract	Premium	Investment	Settlement	Operating
	Expenses	Premiums	Liabilities	Revenue	Income*	Expenses	Expenses*

Year ended December 31, 2009
Individual life	$1,052,077	$—	$69,075	$371,689	$67,185	$338,255	$127,354
Individual health	21,812	7,057	9,701	35,931	2,351	19,149	12,099
Group life and health	109,798	1,865	6,648	49,459	6,777	35,255	11,910
Annuity	6,934,802	—	616	3,871,445	429,271	2,376,721	1,514,974

	$8,118,489	$8,922	$86,040	$4,328,524	$505,584	$2,769,380	$1,666,337

Year ended December 31, 2008
Individual life	$997,862	$—	$76,459	$366,364	$63,465	$346,643	$125,394
Individual health	20,332	8,751	10,311	33,458	2,345	20,831	14,978
Group life and health	98,158	1,964	6,368	36,309	4,079	100,428	8,847
Annuity	6,867,636	—	558	4,161,192	395,328	3,983,637	1,037,262

	$7,983,988	$10,715	$93,696	$4,597,323	$465,217	$4,451,539	$1,186,481

Year ended December 31, 2007
Individual life	$924,646	$—	$84,675	$362,636	$61,817	$303,227	$157,932
Individual health	18,044	10,862	9,653	33,874	2,306	21,645	14,679
Group life and health	23,394	1,051	4,691	33,415	1,661	21,392	8,625
Annuity	5,710,310	—	328	3,109,526	361,571	2,897,402	551,202

	$6,676,394	$11,913	$99,347	$3,539,451	$427,355	$3,243,666	$732,438

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Financial Life Insurance Company

Reinsurance
(Dollars in Thousands)

SCHEDULE IV

					Percentage of
			Assumed From		Amount
		Ceded to Other	Other	Net	Assumed to
	Gross Amount	Companies	Companies	Amount	Net

Year ended December 31, 2009
Life insurance in force	$14,300,336	$198,447,986	$282,803,169	$98,655,519	287%

Premiums:
Individual life	$112,794	$396,792	$655,687	$371,689	176%
Individual health	37,442	552	(959)	35,931	(3)%
Group life and health	44,044	431	5,846	49,459	12%
Annuity	3,858,636	208	13,017	3,871,445	0%

	$4,052,916	$397,983	$673,591	$4,328,524	16%

Year ended December 31, 2008
Life insurance in force	$12,267,406	$194,169,113	$284,149,798	$102,248,091	278%

Premiums:
Individual life	$108,629	$373,442	$631,177	$366,364	172%
Individual health	32,624	124	958	33,458	3%
Group life and health	32,666	48	3,691	36,309	10%
Annuity	4,142,719	290	18,763	4,161,192	0%

	$4,316,638	$373,904	$654,589	$4,597,323	14%

Year ended December 31, 2007
Life insurance in force	$11,199,289	$184,378,157	$281,884,603	$108,705,735	259%

Premiums:
Individual life	$94,030	$371,975	$640,579	$362,634	177%
Individual health	32,756	155	1,273	33,874	4%
Group life and health	31,438	51	2,029	33,416	6%
Annuity	3,086,496	338	23,369	3,109,527	1%

	$3,244,720	$372,519	$667,250	$3,539,451	19%

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TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
440 Mamaroneck Avenue, Harrison, NY 10528
(914) 627-3000

2538 (Rev. 5/10)